UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay Unconstrained Bond Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/1997	–0.06 4.65%	2.08 3.02%	4.41 4.89%	1.16 1.16%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–0.12 4.59	2.03 2.97	4.49 4.99	1.18 1.18
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2/28/1997	–1.14 3.86	1.87 2.22	4.01 4.01	1.93 1.93
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	2.86 3.86	2.22 2.22	4.00 4.00	1.93 1.93
Class I Shares	No Sales Charge		1/2/2004	4.90	3.30	5.17	0.91
Class R2 Shares	No Sales Charge		2/28/2014	4.54	2.01	N/A	1.28
Class R3 Shares	No Sales Charge		2/29/2016	4.28	8.42	N/A	1.50

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
Bloomberg Barclays U.S. Aggregate Bond Index[4]	0.90%	2.04%	4.19%
ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[5]	1.06	0.48	0.91
Morningstar Nontraditional Bond Category Average[6]	4.51	2.13	3.50

4.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as a secondary benchmark. The ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the
London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,021.50	$5.76	$1,019.50	$5.75	1.13%

Investor Class Shares	$1,000.00	$1,021.20	$5.86	$1,019.40	$5.85	1.15%

Class B Shares	$1,000.00	$1,017.60	$9.66	$1,015.60	$9.65	1.90%

Class C Shares	$1,000.00	$1,017.60	$9.66	$1,015.60	$9.65	1.90%

Class I Shares	$1,000.00	$1,022.80	$4.49	$1,020.80	$4.48	0.88%

Class R2 Shares	$1,000.00	$1,022.10	$6.27	$1,019.00	$6.26	1.23%

Class R3 Shares	$1,000.00	$1,019.70	$7.48	$1,017.80	$7.48	1.47%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Goldman Sachs Group, Inc., 2.35%–5.25%, due 7/27/21–6/5/23

2.	Bank of America Corp., 3.248%–8.57%, due 6/1/19–12/29/49

3.	Morgan Stanley, 3.625%–5.45%, due 11/1/22–12/31/49

4.	PepsiCo, Inc., 1.35%–2.00%, due 5/2/19–4/15/21

5.	Kreditanstalt fuer Wiederaufbau, 1.50%, due 2/6/19
6.	Microsoft Corp., 1.10%–1.85%, due 8/8/19–2/6/20

7.	Liberty Mutual Group, Inc., 6.50%–10.75%, due 3/15/35–6/15/88

8.	Amazon.com, Inc., 1.20%–3.875%, due 11/29/17–8/22/37

9.	Citigroup, Inc., 6.30%, due 12/29/49

10.	Quikrete Holdings, Inc., 3.992%, due 11/15/23

8	MainStay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, and Louis N. Cohen, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Unconstrained Bond Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Unconstrained Bond Fund returned 4.65% for Class A shares, 4.59% for Investor Class shares and 3.86% for Class B and Class C shares for the 12 months ended October 31, 2017. Over the same period, the Fund returned 4.90% for Class I shares, 4.54% for Class R2 shares and 4.28% for Class R3 shares. For the 12 months ended October 31, 2017, all share classes outperformed the 0.90% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Fund’s primary benchmark, and the 1.06% return of the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,1 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2017, Class A, Investor Class, Class I and Class R2 shares outperformed—and all other share classes underperformed—the 4.51% return of the Morningstar Nontraditional Bond Category Average,2 which is an additional benchmark of the Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index resulted primarily from the Fund’s overweight position in spread product3—specifically high-yield corporate bonds, investment-grade corporate bonds and, to a lesser extent, bank loans—as credit spreads tightened during the reporting period. Most industries held in the Fund generated positive returns, with financials, basic industry, capital goods and technology being the primary contributors to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Throughout the reporting period, our strategy was to maintain overweight positions in spread products. The Fund’s allocation to high-yield corporate bonds was reduced in favor of investment-grade corporate bonds, as spreads continued to narrow during the reporting period. U.S. Treasury yields rose across the maturity spectrum during the reporting period. This benefited the Fund, which held an underweight position relative to the Index in U.S. Treasury securities. The Fund’s duration4 was shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period, so the Fund was less sensitive than its benchmark to rising U.S. Treasury yields. The Fund’s shorter-duration profile, which was achieved by shorting the front end of the yield curve with U.S. Treasury futures and swaps, contributed positively to the Fund’s performance relative to its longer-duration benchmark.

What was the Fund’s duration strategy during the reporting period?

To reduce the Fund’s sensitivity to interest rates, we maintained a duration that was significantly shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index. At the end of the reporting period, the Fund’s duration was 1.2 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period we promoted credit risk as the principal driver of performance. We expected credit (investment-grade corporate bonds, high-yield corporate bonds and bank loans) to have returns superior to those of government-related debt because a low-interest-rate environment could spark healthy demand for higher-yielding products. While we continued to believe that credit spreads could tighten modestly, we reduced the Fund’s exposure to high-yield credits in favor of investment-grade credits as spreads continued to tighten.

During the reporting period we also selectively and rather moderately added to the Fund’s weighting in emerging-market debt, with a focus on quasi-sovereigns in stable regimes such as Mexico as well as hard-currency corporate bonds that provided a margin of safety. Valuations generally remained fair across the credit sectors, but we believe that greater vigilance may be needed as we navigate the late stages of the current economic cycle.

Which sectors were the strongest contributors to the Fund’s performance and which sectors were particularly weak?

During the reporting period the Fund’s position in high-yield corporate bonds was the most substantial positive contributor to performance, on an absolute and a relative basis. An overweight position in investment-grade corporate bonds, as well as the Fund’s emerging-market exposure, contributed positively to returns. Within the Fund’s credit sleeves, financial services, basic industry and technology were the top-performing sectors, while retail lagged the overall market.

1.	See footnote on page 6 for more information about this index.
2.	See footnote on page 6 for more information on Morningstar Nontraditional Bond Category Average.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

Along with the Fund’s overweight position in credit came an underweight position in market sectors that was more sensitive to interest rates, like U.S. Treasury securities and mortgage-backed securities. Both of these sectors were negatively affected by higher interest rates, so the Fund’s underweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index helped relative performance during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period we purchased bonds in Mexico-based chemical/petrochemical company Mexichem and storage/information management company Iron Mountain. Both bonds were new issues with attractive coupons, and the companies have been consistent cash generators. We sold positions in kidney dialysis center operator Fresenius Medical Care and aircraft leasing company Aviation Capital Group as we identified opportunities in the marketplace that were more attractive.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we trimmed the Fund’s allocation to high-yield corporate bonds as credit spreads narrowed. Over the same period, we added to the Fund’s investment-grade corporate bond allocation and, to a lesser degree, increased the Fund’s weighting in emerging-market debt. The Fund’s weighting in bank loans remained flat throughout the reporting period. The Fund’s exposure to commercial mortgage-backed securities declined, as we elected not to reinvest paydowns back into the sector.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund remained overweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield and investment-grade corporate bonds. At the end of the reporting period, the Fund was underweight relative to the Index in U.S. Treasury securities, agency debentures, mortgage-backed securities and asset-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Unconstrained Bond Fund

Portfolio of Investments October 31, 2017

	Principal Amount	Value
Long-Term Bonds 96.1%† Asset-Backed Securities 0.2%
Home Equity 0.2%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 1.298% (1-month USD-LIBOR-BBA + 0.06%), due 10/25/36 (a)	$43,852	$43,717
First NLC Trust Series 2007-1, Class A1 1.308% (1-month USD-LIBOR-BBA + 0.07%), due 8/25/37 (a)(b)	348,859	221,809
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 1.368% (1-month USD-LIBOR-BBA + 0.13%), due 4/25/37 (a)	9,044	9,040
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 1.338% (1-month USD-LIBOR-BBA + 0.10%), due 4/25/37 (a)	3,331	2,331
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 1.338% (1-month USD-LIBOR-BBA + 0.10%), due 3/25/47 (a)	133,028	88,469
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 1.288% (1-month USD-LIBOR-BBA + 0.05%), due 11/25/36 (a)	91,170	45,294
Morgan Stanley ABS Capital I, Inc. (a)
Series 2006-HE6, Class A2B 1.338% (1-month USD-LIBOR-BBA + 0.10%), due 9/25/36	330,081	173,941
Series 2006-HE8, Class A2B 1.338% (1-month USD-LIBOR-BBA + 0.10%), due 10/25/36	166,383	97,129
Series 2007-HE4, Class A2A 1.348% (1-month USD-LIBOR-BBA + 0.11%), due 2/25/37	90,575	43,951
Series 2007-NC2, Class A2FP 1.388% (1-month USD-LIBOR-BBA + 0.15%), due 2/25/37	338,388	216,995
Securitized Asset-Backed Receivables LLC Trust Series 2007-BR4, Class A2A 1.328% (1-month USD-LIBOR-BBA + 0.09%), due 5/25/37 (a)	384,775	267,457
Soundview Home Loan Trust (a)
Series 2007-OPT1, Class 2A1 1.318% (1-month USD-LIBOR-BBA + 0.08%), due 6/25/37	338,101	242,920

	Principal Amount	Value
Home Equity (continued)
Soundview Home Loan Trust (continued)
Series 2006-EQ2, Class A2 1.348% (1-month USD-LIBOR-BBA + 0.11%), due 1/25/37	$201,639	$146,351
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 1.348% (1-month USD-LIBOR-BBA + 0.11%), due 9/25/37 (a)	877,155	422,566

		2,021,970

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 1.637% (3-month USD-LIBOR-BBA + 0.32%), due 5/25/29 (a)	579,680	576,559

Total Asset-Backed Securities (Cost $3,314,008)		2,598,529

Corporate Bonds 76.0%
Advertising 0.2%
Lamar Media Corp. 5.375%, due 1/15/24 (c)	2,695,000	2,829,750

Aerospace & Defense 1.2%
Moog, Inc. 5.25%, due 12/1/22 (b)	5,505,000	5,711,437
Orbital ATK, Inc. (c)
5.25%, due 10/1/21	2,250,000	2,314,688
5.50%, due 10/1/23	4,045,000	4,305,397
Rockwell Collins, Inc. 3.50%, due 3/15/27	3,350,000	3,438,505

		15,770,027

Agriculture 0.6%
Philip Morris International, Inc. 1.625%, due 2/21/19	8,215,000	8,197,886

Airlines 1.5%
Continental Airlines, Inc.
Series 2007-1, Class A 5.983%, due 10/19/23	2,796,697	3,092,895
Series 2003-ERJ-1 7.875%, due 1/2/20	72,996	74,164
Series 2005-ERJ1 9.798%, due 10/1/22	311,778	342,176
Delta Air Lines, Inc.
Series 2011-1, Class A 5.30%, due 10/15/20	725,496	755,459
Series 2007-1, Class A 6.821%, due 2/10/24	1,428,621	1,644,771

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26	$2,101,345	$2,365,400
Series 2010-1, Class A 6.25%, due 10/22/24	5,948,753	6,647,731
United Airlines, Inc. Series 2014-2, Class B 4.625%, due 3/3/24	5,016,968	5,199,586

		20,122,182

Auto Manufacturers 2.4%
Daimler Finance North America LLC 2.30%, due 1/6/20 (b)	6,950,000	6,977,978
Ford Holdings LLC 9.30%, due 3/1/30	93,000	131,251
Ford Motor Co.
7.45%, due 7/16/31	39,000	50,657
8.90%, due 1/15/32	3,009,000	4,157,561
Ford Motor Credit Co. LLC 2.681%, due 1/9/20	3,345,000	3,374,302
General Motors Co. 5.15%, due 4/1/38	2,620,000	2,724,865
General Motors Financial Co., Inc. 3.45%, due 4/10/22	8,590,000	8,781,868
Toyota Motor Credit Corp. 1.95%, due 4/17/20	5,700,000	5,702,267

		31,900,749

Auto Parts & Equipment 0.5%
Schaeffler Finance B.V. 4.75%, due 5/15/23 (b)	6,490,000	6,676,587

Banks 16.4%
♦Bank of America Corp.
3.248%, due 10/21/27	5,170,000	5,088,570
3.30%, due 1/11/23	510,000	522,438
4.25%, due 10/22/26	7,260,000	7,622,647
5.125%, due 6/17/19 (d)(e)	4,990,000	5,108,513
5.625%, due 7/1/20	1,720,000	1,866,471
6.11%, due 1/29/37	2,807,000	3,529,684
6.30%, due 3/10/26 (d)(e)	3,570,000	4,067,230
7.625%, due 6/1/19	5,420,000	5,878,650
8.57%, due 11/15/24	1,645,000	2,116,614
Bank of New York Mellon Corp.
2.661% (3-month USD-LIBOR-BBA + 0.634%), due 5/16/23 (a)	4,660,000	4,666,628
4.625%, due 9/20/26 (d)(e)	5,050,000	5,195,187
Barclays Bank PLC 5.14%, due 10/14/20	8,037,000	8,586,409
BB&T Corp. 2.75%, due 4/1/22	6,370,000	6,453,280

	Principal Amount	Value
Banks (continued)
Capital One Financial Corp.
4.20%, due 10/29/25	$800,000	$824,839
5.55%, due 6/01/20 (c)(d)(e)	1,535,000	1,609,831
♦Citigroup, Inc. 6.30%, due 5/15/24 (d)(e)	10,800,000	11,740,032
Citizens Financial Group, Inc. 4.15%, due 9/28/22 (b)	2,270,000	2,360,139
♦Goldman Sachs Group, Inc.
2.35%, due 11/15/21	12,990,000	12,866,106
2.908% (3-month USD-LIBOR-BBA + 1.053%), due 6/5/23 (a)	4,285,000	4,276,855
3.00%, due 4/26/22	7,000,000	7,067,518
3.625%, due 1/22/23	7,257,000	7,506,270
5.25%, due 7/27/21	6,047,000	6,624,739
JPMorgan Chase & Co. 6.125%, due 4/30/24 (d)(e)	7,595,000	8,430,450
♦Kreditanstalt fuer Wiederaufbau 1.50%, due 2/6/19	12,800,000	12,770,627
♦Morgan Stanley
3.625%, due 1/20/27	6,055,000	6,165,555
3.70%, due 10/23/24	6,700,000	6,960,714
4.00%, due 7/23/25	1,920,000	2,021,923
4.875%, due 11/1/22	4,287,000	4,642,322
5.00%, due 11/24/25	2,465,000	2,688,856
5.45%, due 7/15/19 (d)(e)	11,425,000	11,847,725
PNC Bank N.A. 3.10%, due 10/25/27	3,925,000	3,903,085
Royal Bank of Canada 2.50%, due 1/19/21	5,565,000	5,617,097
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24 (c)	8,746,000	9,358,364
Santander Holdings USA, Inc. (b)
3.70%, due 3/28/22	2,000,000	2,046,371
4.40%, due 7/13/27	1,445,000	1,483,885
Santander UK Group Holdings PLC 3.571%, due 1/10/23	2,650,000	2,705,800
Toronto-Dominion Bank 1.80%, due 7/13/21	6,995,000	6,873,391
U.S. Bank N.A.
1.40%, due 4/26/19	3,730,000	3,710,980
2.00%, due 1/24/20	3,205,000	3,208,416
US Bancorp 2.20%, due 4/25/19	3,410,000	3,429,265
Wells Fargo & Co.
3.584% (3-month USD-LIBOR-BBA + 1.31%), due 5/22/28 (a)	2,145,000	2,165,448
5.90%, due 6/15/24 (d)(e)	3,690,000	4,046,270
Wells Fargo Capital X 5.95%, due 12/1/86	1,490,000	1,676,250

		221,331,444

12	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Beverages 1.9%
Constellation Brands, Inc. 4.75%, due 11/15/24	$6,765,000	$7,440,286
Dr Pepper Snapple Group, Inc. 3.20%, due 11/15/21	4,768,000	4,887,484
♦PepsiCo, Inc.
1.35%, due 10/4/19	7,170,000	7,117,892
1.55%, due 5/2/19	2,050,000	2,045,026
2.00%, due 4/15/21	4,040,000	4,029,088

		25,519,776

Building Materials 1.1%
Masco Corp.
4.45%, due 4/1/25	5,116,000	5,482,766
7.125%, due 3/15/20	290,000	320,256
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	8,400,000	8,861,160

		14,664,182

Chemicals 1.8%
Air Liquide Finance S.A. (b)
1.375%, due 9/27/19	4,135,000	4,084,367
1.75%, due 9/27/21	2,785,000	2,719,335
Ashland LLC 4.75%, due 8/15/22 (c)	2,970,000	3,133,944
Braskem Netherlands Finance B.V. (b)
3.50%, due 1/10/23	1,870,000	1,869,439
4.50%, due 1/10/28	2,505,000	2,493,226
Dow Chemical Co. 8.55%, due 5/15/19	693,000	760,964
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (b)	2,600,000	2,598,700
WR Grace & Co-Conn 5.125%, due 10/1/21 (b)	6,410,000	6,890,750

		24,550,725

Commercial Services 0.3%
Service Corp. International (c)
5.375%, due 1/15/22	1,835,000	1,885,463
5.375%, due 5/15/24	2,200,000	2,321,000

		4,206,463

Computers 0.8%
Apple, Inc. 1.55%, due 2/8/19	6,765,000	6,759,682
International Business Machines Corp. 1.90%, due 1/27/20	4,500,000	4,508,328

		11,268,010

Cosmetics & Personal Care 0.5%
Estee Lauder Cos., Inc. 1.80%, due 2/7/20	2,785,000	2,778,910

	Principal Amount	Value
Cosmetics & Personal Care (continued)
Unilever Capital Corp. 1.80%, due 5/5/20	$4,500,000	$4,488,995

		7,267,905

Diversified Financial Services 2.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.50%, due 5/26/22	4,430,000	4,551,933
4.50%, due 5/15/21	1,465,000	1,555,818
Air Lease Corp.
2.125%, due 1/15/20	3,275,000	3,271,414
2.625%, due 7/1/22	2,040,000	2,032,290
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,000,000	3,050,149
GE Capital International Funding Co. 2.342%, due 11/15/20	6,800,000	6,833,660
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	1,690,000	1,723,093
Protective Life Global Funding (b)
1.555%, due 9/13/19	4,200,000	4,162,662
2.161%, due 9/25/20	1,355,000	1,348,975
Springleaf Finance Corp. 6.00%, due 6/1/20 (c)	3,100,000	3,251,125

		31,781,119

Electric 4.2%
Appalachian Power Co. 3.30%, due 6/1/27	1,800,000	1,814,963
Baltimore Gas & Electric Co. 2.40%, due 8/15/26	4,150,000	3,943,003
CMS Energy Corp.
3.875%, due 3/1/24	3,818,000	4,013,560
6.25%, due 2/1/20	1,980,000	2,150,238
Consolidated Edison, Inc. 2.00%, due 3/15/20	2,815,000	2,815,349
Entergy Arkansas, Inc. 3.50%, due 4/1/26	1,235,000	1,277,287
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)	5,533,000	6,399,985
Florida Power & Light Co. 2.75%, due 6/1/23	2,680,000	2,715,042
Great Plains Energy, Inc.
4.85%, due 6/1/21	5,200,000	5,525,156
5.292%, due 6/15/22 (f)	663,000	726,552
IPALCO Enterprises, Inc. 3.45%, due 7/15/20	8,560,000	8,677,700
MidAmerican Energy Co. 3.10%, due 5/1/27	6,000,000	6,044,759
Potomac Electric Power Co. 4.15%, due 3/15/43	1,305,000	1,394,396
Public Service Electric & Gas Co. 3.00%, due 5/15/27	3,405,000	3,407,687

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
WEC Energy Group, Inc. 3.428% (3-month USD-LIBOR-BBA + 2.113%), due 5/15/67 (a)	$ 5,495,000	$5,290,037

		56,195,714

Electronics 0.6%
Honeywell International, Inc. 1.40%, due 10/30/19	7,840,000	7,795,863

Environmental Controls 0.3%
Waste Management, Inc. 2.40%, due 5/15/23	3,880,000	3,813,272

Food 3.4%
J.M. Smucker Co. 1.75%, due 3/15/18	5,645,000	5,649,813
Kerry Group Financial Services 3.20%, due 4/9/23 (b)	4,595,000	4,586,570
Kroger Co. 1.50%, due 9/30/19	4,130,000	4,085,841
Mondelez International Holdings Netherlands B.V. (b)
1.625%, due 10/28/19	4,500,000	4,455,284
2.00%, due 10/28/21	4,885,000	4,793,744
Premier Foods Finance PLC 6.50%, due 3/15/21 (b)	GBP 4,500,000	6,110,756
Smithfield Foods, Inc. (b)
2.70%, due 1/31/20	$ 2,675,000	2,682,465
3.35%, due 2/1/22	2,490,000	2,522,208
Sysco Corp. 3.25%, due 7/15/27	5,240,000	5,234,671
Tyson Foods, Inc. 3.95%, due 8/15/24	5,450,000	5,745,064

		45,866,416

Forest Products & Paper 0.7%
Georgia-Pacific LLC
5.40%, due 11/1/20 (b)	4,375,000	4,777,408
8.00%, due 1/15/24	2,945,000	3,786,534
International Paper Co. 7.30%, due 11/15/39	693,000	965,879

		9,529,821

Gas 0.8%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. (c)
5.50%, due 5/20/25	2,825,000	2,888,562
5.625%, due 5/20/24	2,708,000	2,853,555
5.75%, due 5/20/27	1,890,000	1,930,163

	Principal Amount	Value
Gas (continued)
NiSource Finance Corp. 3.49%, due 5/15/27	$3,120,000	$3,162,841

		10,835,121

Health Care—Products 0.9%
Becton Dickinson & Co. 3.363%, due 6/6/24	2,860,000	2,883,798
Medtronic Global Holdings SCA 1.70%, due 3/28/19	4,780,000	4,775,058
Stryker Corp. 2.625%, due 3/15/21	2,179,000	2,199,565
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,895,000	1,911,232

		11,769,653

Health Care—Services 0.4%
Laboratory Corp. of America Holdings 2.50%, due 11/1/18	5,500,000	5,532,566

Home Builders 3.8%
CalAtlantic Group, Inc. (c)
6.25%, due 12/15/21	2,875,000	3,184,063
8.375%, due 1/15/21	4,560,000	5,306,700
D.R. Horton, Inc.
3.75%, due 3/1/19	2,750,000	2,794,618
5.75%, due 8/15/23	4,250,000	4,814,486
KB Home 8.00%, due 3/15/20 (c)	2,250,000	2,503,125
Lennar Corp.
4.50%, due 6/15/19	3,300,000	3,390,750
4.50%, due 11/15/19	4,740,000	4,888,125
MDC Holdings, Inc.
5.50%, due 1/15/24	7,025,000	7,560,656
5.625%, due 2/1/20	1,608,000	1,726,590
Meritage Homes Corp. 7.00%, due 4/1/22 (c)	7,800,000	8,892,000
Toll Brothers Finance Corp. 5.875%, due 2/15/22	5,750,000	6,375,312

		51,436,425

Insurance 4.7%
Chubb Corp. 3.609% (3-month USD-LIBOR-BBA + 2.25%), due 3/29/67 (a)	9,873,000	9,823,635
Jackson National Life Global Funding 2.20%, due 1/30/20 (b)	2,830,000	2,834,821
♦Liberty Mutual Group, Inc. (b)
6.50%, due 3/15/35	870,000	1,104,837
7.80%, due 3/7/87	7,453,000	9,446,678
10.75% (3-month USD-LIBOR-BBA + 7.12%), due 6/15/88 (a)	938,000	1,557,080

14	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Lincoln National Corp. 3.672% (3-month USD-LIBOR-BBA + 2.358%), due 5/17/66 (a)	$ 3,537,000	$3,329,201
MassMutual Global Funding II 2.50%, due 4/13/22 (b)	3,600,000	3,594,503
Oil Insurance, Ltd. 4.317% (3-month USD-LIBOR-BBA + 2.982%), due 12/01/17 (a)(b)(d)	5,727,000	5,454,968
Pricoa Global Funding I 2.55%, due 11/24/20 (b)	2,725,000	2,756,165
Protective Life Corp. 8.45%, due 10/15/39	3,621,000	5,381,064
Provident Cos., Inc. 7.25%, due 3/15/28	2,960,000	3,745,198
Scottish Widows, Ltd. Series Reg S 5.50%, due 6/16/23	GBP 6,500,000	9,734,646
Voya Financial, Inc. 3.65%, due 6/15/26	$ 1,240,000	1,250,725
XLIT, Ltd. 4.45%, due 3/31/25	2,600,000	2,655,139

		62,668,660

Internet 1.4%
♦Amazon.com, Inc.
1.20%, due 11/29/17	6,364,000	6,362,806
3.875%, due 8/22/37 (b)	5,250,000	5,468,085
Priceline Group, Inc. 3.60%, due 6/1/26	6,700,000	6,848,116

		18,679,007

Iron & Steel 1.0%
Steel Dynamics, Inc. 5.25%, due 4/15/23	7,666,000	7,915,145
Vale Overseas, Ltd. 6.25%, due 8/10/26	4,330,000	4,989,242

		12,904,387

Leisure Time 0.5%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	6,115,000	6,237,585

Lodging 0.6%
Marriott International, Inc.
6.75%, due 5/15/18	946,000	970,990
7.15%, due 12/1/19	2,341,000	2,573,601
Wyndham Worldwide Corp. 4.15%, due 4/1/24	4,160,000	4,216,540

		7,761,131

	Principal Amount	Value
Machinery—Construction & Mining 0.5%
Caterpillar Financial Services Corp. (MTN) 2.10%, due 1/10/20	$ 6,640,000	$6,668,419

Media 0.9%
DISH DBS Corp. 4.25%, due 4/1/18 (c)	3,350,000	3,375,795
Sky PLC 3.75%, due 9/16/24 (b)	4,095,000	4,216,990
Time Warner Cos., Inc. 6.95%, due 1/15/28	3,035,000	3,773,994
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	1,087,000	1,349,396

		12,716,175

Mining 0.3%
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (b)	3,935,000	4,397,363

Miscellaneous—Manufacturing 1.7%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	7,860,000	8,115,450
Siemens Financieringsmaatschappij N.V. (b)
2.15%, due 5/27/20	1,900,000	1,907,010
2.70%, due 3/16/22	3,320,000	3,366,731
Textron Financial Corp. 3.05% (3-month USD-LIBOR-BBA + 1.735%), due 2/15/67 (a)(b)	11,250,000	9,787,500

		23,176,691

Oil & Gas 3.9%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	19,735,000	8,435,804
Andeavor
5.125%, due 4/1/24	8,050,000	8,482,531
5.125%, due 12/15/26 (b)	2,000,000	2,215,931
Chevron Corp. 1.686%, due 2/28/19	3,200,000	3,199,480
Murphy Oil USA, Inc. 6.00%, due 8/15/23	7,318,000	7,674,753
Petrobras Global Finance B.V. 7.375%, due 1/17/27 (c)	9,350,000	10,383,175
Petroleos Mexicanos 6.75%, due 9/21/47 (b)	8,225,000	8,477,507
QEP Resources, Inc. 5.375%, due 10/1/22	3,350,000	3,324,875

		52,194,056

Packaging & Containers 1.1%
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	EUR 7,700,000	10,075,243

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers (continued)
WestRock Co. 3.00%, due 9/15/24 (b)	$ 2,735,000	$2,725,161
WestRock MWV LLC 7.375%, due 9/1/19	1,800,000	1,957,845

		14,758,249

Pharmaceuticals 1.5%
Eli Lilly & Co. 2.35%, due 5/15/22	2,200,000	2,208,562
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 7/15/23 (b)	3,865,000	3,130,650
Johnson & Johnson 2.25%, due 3/3/22	5,450,000	5,472,406
Pfizer, Inc. 1.20%, due 6/1/18	9,540,000	9,525,618

		20,337,236

Pipelines 1.2%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp.
5.875%, due 10/1/20	3,810,000	3,876,675
6.125%, due 10/15/21	3,500,000	3,613,750
Kinder Morgan, Inc.
5.625%, due 11/15/23 (b)	2,449,000	2,732,472
7.75%, due 1/15/32	2,035,000	2,614,023
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23	3,725,000	3,832,094

		16,669,014

Real Estate Investment Trusts 1.3%
Crown Castle International Corp.
3.20%, due 9/1/24	5,715,000	5,679,029
5.25%, due 1/15/23	2,625,000	2,905,330
Digital Realty Trust, L.P. 3.70%, due 8/15/27	3,605,000	3,651,990
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	472,000	485,252
Iron Mountain, Inc.
4.875%, due 9/15/27 (b)	2,187,000	2,215,015
5.75%, due 8/15/24 (c)	2,210,000	2,265,250
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	1,000	1,009

		17,202,875

Retail 2.8%
AutoZone, Inc. 3.75%, due 6/1/27	3,565,000	3,615,289
Brinker International, Inc. 2.60%, due 5/15/18	1,875,000	1,875,000

	Principal Amount	Value
Retail (continued)
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (b)	$3,855,000	$3,805,868
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(g)	56,479	61,598
Darden Restaurants, Inc. 3.85%, due 5/1/27	2,700,000	2,757,005
QVC, Inc. 4.85%, due 4/1/24	6,500,000	6,837,133
Starbucks Corp. 2.45%, due 6/15/26	4,279,000	4,121,595
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24 (c)	5,355,000	5,328,225
TJX Cos., Inc. 2.25%, due 9/15/26	10,505,000	9,827,497

		38,229,210

Semiconductors 1.4%
NXP B.V. / NXP Funding LLC (b)
4.125%, due 6/1/21	6,300,000	6,583,500
4.625%, due 6/15/22	2,960,000	3,170,900
Sensata Technologies B.V. 5.00%, due 10/1/25 (b)	8,700,000	9,222,000

		18,976,400

Software 1.0%
First Data Corp. 7.00%, due 12/1/23 (b)	755,000	807,865
♦Microsoft Corp.
1.10%, due 8/8/19	6,040,000	5,977,392
1.85%, due 2/6/20	6,190,000	6,193,686

		12,978,943

Telecommunications 3.1%
AT&T, Inc. 3.20%, due 3/1/22	5,840,000	5,941,756
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	2,250,000	2,382,188
Rogers Communications, Inc. 3.625%, due 12/15/25	6,760,000	6,945,311
Sprint Capital Corp. 8.75%, due 3/15/32 (c)	1,000,000	1,212,500
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, due 3/20/23 (b)	4,758,000	4,826,991
T-Mobile USA, Inc. (c)
6.00%, due 3/1/23	3,000,000	3,161,250
6.125%, due 1/15/22	4,525,000	4,706,000
Telefonica Emisiones SAU
4.103%, due 3/8/27	2,755,000	2,838,321
5.462%, due 2/16/21	1,000	1,093

16	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
VEON Holdings B.V. 4.95%, due 6/16/24 (b)	$ 4,500,000	$4,604,670
Verizon Communications, Inc.
4.125%, due 3/16/27	685,000	714,820
5.15%, due 9/15/23	3,573,000	4,004,599

		41,339,499

Textiles 0.4%
Cintas Corp. No 2 2.90%, due 4/1/22	4,920,000	4,996,516

Total Corporate Bonds (Cost $1,003,220,779)		1,021,753,072

Foreign Bonds 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP 449,000	754,334

Total Foreign Bonds (Cost $737,101)		754,334

Foreign Government Bonds 0.5%
Portugal 0.5%
Portugal Government International Bond 5.125%, due 10/15/24 (b)	$ 6,387,000	6,761,534

Total Foreign Government Bonds (Cost $6,541,722)		6,761,534

Loan Assignments 18.5% (a)
Advertising 0.6%
Outfront Media Capital LLC 2017 Term Loan B 3.489% (1-month USD-LIBOR-BBA + 2.25%), due 3/18/24	7,878,750	7,927,992

Auto Manufacturers 0.3%
Navistar International Corp. 2017 Term Loan B 5.24% (1-month USD-LIBOR-BBA + 4.00%), due 8/7/20	4,402,632	4,430,148

Auto Parts & Equipment 0.7%
TI Group Automotive Systems LLC 2015 Term Loan 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 6/30/22	8,836,082	8,858,172

	Principal Amount	Value
Building Materials 1.4%
Builders FirstSource, Inc. 2017 Term Loan B 4.333% (3-month USD-LIBOR-BBA + 3.00%), due 2/29/24	$2,709,422	$2,716,759
Forterra Finance LLC 2017 Term Loan B 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 10/25/23	5,041,044	4,206,570
♦Quikrete Holdings, Inc. 2016 1st Lien Term Loan 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 11/15/23	11,612,250	11,619,508

		18,542,837

Chemicals 0.3%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 3.333% (3-month USD-LIBOR-BBA + 2.00%), due 6/1/24	4,647,492	4,669,763

Commercial Services 1.9%
USAGM HoldCo LLC 2015 2nd Lien Term Loan 9.88% (3-month USD-LIBOR-BBA + 8.50%), due 7/28/23 (h)	8,750,000	8,531,250
Allied Universal Holdco LLC 2015 Term Loan 5.083% (3-month USD-LIBOR-BBA + 3.75%), due 7/28/22	8,618,750	8,583,353
Global Payments, Inc. Term Loan B2 3.242% (1-month USD-LIBOR-BBA + 2.00%), due 4/21/23	2,562,125	2,568,174
KAR Auction Services, Inc. Term Loan B4 3.625% (3-month USD-LIBOR-BBA + 2.25%), due 3/11/21	5,730,962	5,757,227

		25,440,004

Computers 0.3%
Tempo Acquisition LLC Term Loan 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 5/1/24	4,099,725	4,109,122

Containers, Packaging & Glass 0.8%
Berry Plastics Group, Inc. Term Loan K 3.488% (1-month USD-LIBOR-BBA + 2.25%), due 2/8/20	3,921,569	3,937,910

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass (continued)
Reynolds Group Holdings, Inc. USD 2017 Term Loan 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 2/5/23	$2,796,803	$2,811,626
BWAY Holding Co., Inc. 2017 Term Loan B 4.522% (2-month USD-LIBOR-BBA + 3.25%), due 4/3/24	10,350	10,376
2017 Term Loan B 4.599% (3-month USD-LIBOR-BBA + 3.25%), due 4/3/24	4,119,300	4,129,598

		10,889,510

Electrical Components & Equipment 0.3%
Electro Rent Corp. 1st Lien Term Loan 6.272% (2-month USD-LIBOR-BBA + 5.00%), due 1/19/24 (h)	3,314,950	3,356,387

Electronics 0.5%
Dell Inc. 2017 1st Lien Term Loan 3.25%, due 9/7/23	6,114,274	6,128,447

Entertainment 0.4%
Mohegan Tribal Gaming Authority 2016 Term Loan B 5.242% (1-month USD-LIBOR-BBA + 4.00%), due 10/13/23	2,977,500	3,006,655
Regal Cinemas Corp. 2017 Term Loan 3.242% (1-month USD-LIBOR-BBA + 2.00%), due 4/1/22	2,568,563	2,564,995

		5,571,650

Environmental Controls 0.9%
GFL Environmental, Inc. Term Loan B 4.083% (3-month USD-LIBOR-BBA + 2.75%), due 9/29/23	5,940,000	5,958,563
Advanced Disposal Services, Inc. Term Loan B3 3.953% (1-week USD-LIBOR-BBA + 2.75%), due 11/10/23	5,855,000	5,901,354

		11,859,917

Food 0.4%
Pinnacle Foods Finance LLC 2017 Term Loan B 3.232% (1-month USD-LIBOR-BBA + 2.00%), due 2/2/24	5,428,975	5,451,370

	Principal Amount	Value
Food Services 0.1%
Aramark Services, Inc. 2017 USD Term Loan B 3.242% (1-month USD-LIBOR-BBA + 2.00%), due 3/28/24	$1,867,668	$1,872,337

Hand & Machine Tools 0.4%
Milacron LLC Amended Term Loan B 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 9/28/23	4,883,100	4,903,448

Health Care—Products 0.6%
Ortho-Clinical Diagnostics S.A. Term Loan B 5.083% (3-month USD-LIBOR-BBA + 3.75%), due 6/30/21	7,272,963	7,293,720
Sterigenics-Nordion Holdings LLC 2017 Term Loan B 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 5/15/22	980,075	981,300

		8,275,020

Health Care—Services 0.8%
INC Research LLC 2017 Term Loan B 3.492% (1-month USD-LIBOR-BBA + 2.25%), due 8/1/24	6,275,391	6,306,767
MPH Acquisition Holdings LLC 2016 Term Loan B 4.333% (3-month USD-LIBOR-BBA + 3.00%), due 6/7/23	4,773,415	4,806,829

		11,113,596

Household Products & Wares 0.9%
KIK Custom Products, Inc. 2015 Term Loan B 5.74% (1-month USD-LIBOR-BBA + 4.50%), due 8/26/22	5,510,478	5,566,960
Prestige Brands, Inc. Term Loan B5 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 1/26/24	6,425,554	6,456,679

		12,023,639

Iron & Steel 0.5%
Signode Industrial Group U.S., Inc. (h) Term Loan B 3.992%, (1-month USD-LIBOR-BBA + 2.75%), due 5/4/21	3,709,040	3,736,858
Term Loan B 4.082%, (3-month USD-LIBOR-BBA + 2.75%), due 5/4/21	3,341,477	3,366,538

18	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Lodging 0.8%
Hilton Worldwide Finance LLC Term Loan B2 3.238% (1-month USD-LIBOR-BBA + 2.00%), due 10/25/23	$10,594,054	$10,653,201
Boyd Gaming Corp. Term Loan B3 3.702% (1-week USD-LIBOR-BBA + 2.50%), due 9/15/23	359,910	361,309

		11,014,510

Machinery—Diversified 1.0%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 6/30/21	7,901,336	7,957,001
Zebra Technologies Corp. 2017 Term Loan B 3.371% (3-month USD-LIBOR-BBA + 2.00%), due 10/27/21	5,273,916	5,294,532

		13,251,533

Media 1.2%
Charter Communications Operating LLC Repriced Term Loan F 3.25% (1-month USD-LIBOR-BBA + 2.00%), due 1/3/21	8,697,612	8,731,437
Virgin Media Bristol LLC Term Loan I 3.989% (1-month USD-LIBOR-BBA + 2.75%), due 1/31/25	4,100,000	4,114,735
Nielsen Finance LLC Term Loan B4 3.238% (1-month USD-LIBOR-BBA + 2.00%), due 10/4/23	3,945,175	3,959,520

		16,805,692

Mining, Steel, Iron & Non-Precious Metals 0.3%
Gates Global LLC 2017 USD Term Loan B 4.583% (3-month USD-LIBOR-BBA + 3.25%), due 4/1/24	4,041,958	4,062,629

Pharmaceuticals 0.4%
Change Healthcare Holdings, Inc. 2017 Term Loan B 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 3/1/24	5,457,575	5,484,104

	Principal Amount	Value
Real Estate 0.4%
Realogy Corp. 2017 Term Loan B 3.492% (1-month USD-LIBOR-BBA + 2.25%), due 7/20/22	$4,867,080	$4,888,374

Retail 0.1%
1011778 B.C. Unlimited Liability Co. Term Loan B3 3.492% (1-month USD-LIBOR-BBA + 2.25%), due 2/16/24	952,387	952,387
Term Loan B3 3.582% (3-month USD-LIBOR-BBA + 2.25%), due 2/16/24	609,747	609,747

Software 0.3%
First Data Corp. 2017 Term Loan 3.738% (1-month USD-LIBOR-BBA + 2.50%), due 4/26/24	3,662,825	3,680,161

Telecommunications 1.7%
SBA Senior Finance II LLC Term Loan B1 3.50% (1-month USD-LIBOR-BBA + 2.25%), due 3/24/21	8,743,640	8,769,145
Level 3 Financing, Inc. 2017 Term Loan B 3.489% (1-month USD-LIBOR-BBA + 2.25%), due 2/22/24	9,000,000	9,022,500
Sprint Communications, Inc. 1st Lien Term Loan B 3.75% (1-month USD-LIBOR-BBA + 2.50%), due 2/2/24	5,124,250	5,137,978

		22,929,623

Transportation 0.2%
XPO Logistics, Inc. 2017 Term Loan B 3.599% (3-month USD-LIBOR-BBA + 2.25%), due 11/1/21	3,285,000	3,300,696

Total Loan Assignments (Cost $248,983,930)		249,506,211

Mortgage-Backed Securities 0.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.0%‡
Bayview Commercial Asset Trust Series 2006-4A, Class A1 1.468% (1-month LIBOR + 0.23%), due 12/25/36 (a)(b)	27,965	26,724

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 3.376%, due 7/25/36 (i)	$88,861	$89,455

		116,179

Residential Mortgage (Collateralized Mortgage Obligation) 0.8%
Japan Finance Organization for Municipalities Series Reg S 1.375%, due 2/5/18	10,610,000	10,590,785

Whole Loan Collateral (Collateralized Mortgage Obligation) 0.0%‡
Banc of America Mortgage Trust Series 2005-J, Class 1A1 3.544%, due 11/25/35 (i)	90,762	84,786

Total Mortgage-Backed Securities (Cost $10,795,367)		10,791,750

U.S. Government & Federal Agencies 0.0%‡
United States Treasury Notes 0.0%‡
2.125%, due 8/15/21	70,000	70,667

Total U.S. Government & Federal Agencies (Cost $70,880)		70,667

Total Long-Term Bonds (Cost $1,273,663,787)		1,292,236,097

	Shares
Common Stocks 0.0%‡†
Media 0.0%‡
ION Media Networks, Inc. (g)(h)(j)(k)	22	14,929

Total Common Stocks (Cost $0)		14,929

	Principal Amount	Value
Short-Term Investment 5.8%
Repurchase Agreement 5.8%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $78,467,008 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 10/30/22, with a Principal Amount of $79,455,000 and a Market Value of $80,038,597)	$78,466,267	$78,466,267

Total Short-Term Investment (Cost $78,466,267)		78,466,267

Total Investments, Before Investments Sold Short (Cost $1,352,130,054)	101.9%	1,370,717,293

Long-Term Bonds Sold Short (1.9%) Corporate Bonds Sold Short (1.9%)
Internet (0.7%)
Netflix, Inc. 4.375%, due 11/15/26 (b)	(10,400,000)	(10,198,500)

Oil & Gas (1.2%)
Noble Energy, Inc.
3.90%, due 11/15/24	(12,115,000)	(12,490,929)
4.15%, due 12/15/21	(3,000,000)	(3,164,753)

		(15,655,682)

Total Investments Sold Short (Cost $23,922,038)		(25,854,182)

Total Investments, Net of Investments Sold Short (Cost $1,328,208,016)	100.0	1,344,863,111
Other Assets, Less Liabilities	0.0 ‡	429,657
Net Assets	100.0%	$1,345,292,768

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2017.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Security, or a portion thereof, was maintained in a segregated account at the Fund's custodian as collateral for securities Sold Short. (See Note 2(O))

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2017.

20	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(f)	Step coupon—Rate shown was the rate in effect as of October 31, 2017.

(g)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2017, the total market value of fair valued securities was $76,527, which represented less than one-tenth of a percent of the Fund's net assets.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2017.

(j)	Illiquid security—As of October 31, 2017, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $14,929, which represented less than one-tenth of a percent of the Fund's net assets. (Unaudited)

(k)	Restricted security.

(l)	Non-income producing security.

As of October 31, 2017, the Fund held the following foreign currency forward contracts1:

Foreign Currency Buy Contracts	Settlement Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	11/1/17	JPMorgan Chase Bank N.A.	EUR	8,734,000	$10,317,238	$(143,443)
Pound Sterling vs. U.S. Dollar	11/1/17	JPMorgan Chase Bank N.A.	GBP	12,639,000	16,749,203	37,286

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	11/1/17	JPMorgan Chase Bank N.A.	EUR	8,734,000	10,214,413	40,617
Euro vs. U.S. Dollar	2/1/18	JPMorgan Chase Bank N.A.		8,727,000	10,364,822	144,275
Pound Sterling vs. U.S. Dollar	11/1/17	JPMorgan Chase Bank N.A.	GBP	12,639,000	16,542,555	(243,933)
Pound Sterling vs. U.S. Dollar	2/1/18	JPMorgan Chase Bank N.A.		12,799,000	17,010,741	(37,898)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(203,096)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

As of October 31, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(2,855)	December 2017	$(617,298,364)	$(614,851,018)	$2,447,346
10-Year United States Treasury Note	481	December 2017	60,921,991	60,094,938	(827,053)
Euro Bund	(373)	December 2017	(70,651,631)	(70,713,063)	(61,432)
United States Treasury Long Bond	(228)	December 2017	(35,428,797)	(34,762,875)	665,922

			$(662,456,801)	$(660,232,018)	$2,224,783

1.	As of October 31, 2017, cash in the amount of $1,321,713 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2017.

As of October 31, 2017, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)
$400,000,000	USD	2/16/2018	Fixed 0.670%	3-Month USD-LIBOR	Quarterly	$(7,354)	$899,000	$891,646
725,000,000	USD	7/22/2018	Fixed 0.937%	3-Month USD-LIBOR	Quarterly	(18,847)	3,332,673	3,313,826
250,000,000	USD	8/8/2019	Fixed 1.621%	3-Month USD-LIBOR	Quarterly	52,497	723,052	775,549
						$26,296	$4,954,725	$4,981,021

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2017 (continued)

As of October 31, 2017, the Fund held the following OTC credit default swap contracts:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Staples, Inc. 2.75%, 1/12/18	Credit Suisse First Boston	6/20/2019	Buy	7,000	(1.00)%	Quarterly	$(159,498)	$109,771	$(49,727)
							$(159,498)	$109,771	$(49,727)

1.	As of October 31, 2017, cash in the amount of $1,565,827 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at October 31, 2017.

The following abbreviations are used in the preceding pages:

BBA—British Bankers' Association

EUR—Euro

GBP—British Pound Sterling

LIBOR—London InterBank Offered Rate

MTN—Medium Term Note

22	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund's assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,598,529	$—	$2,598,529
Corporate Bonds	—	1,021,753,072	—	1,021,753,072
Foreign Bonds	—	754,334	—	754,334
Foreign Government Bonds	—	6,761,534	—	6,761,534
Loan Assignments (b)	—	230,515,178	18,991,033	249,506,211
Mortgage-Backed Securities	—	10,791,750	—	10,791,750
U.S. Government & Federal Agencies	—	70,667	—	70,667

Total Long-Term Bonds	—	1,273,245,064	18,991,033	1,292,236,097

Common Stocks (c)	—	—	14,929	14,929
Short-Term Investment
Repurchase Agreement	—	78,466,267	—	78,466,267

Total Investments in Securities	—	1,351,711,331	19,005,962	1,370,717,293

Other Financial Instruments
Foreign Currency Forward Contract (d)	—	222,178	—	222,178
Futures Contracts (d)	3,113,268	—	—	3,113,268
Interest Rate Swap Contracts (d)	—	4,981,021	—	4,981,021

Total Other Financial Instruments	3,113,268	5,203,199	—	8,316,467

Total Investments in Securities and Other Financial Instruments	$3,113,268	$1,356,914,530	$19,005,962	$1,379,033,760

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	—	(25,854,182)	—	(25,854,182)

Total Long-Term Bonds Sold Short	—	(25,854,182)	—	(25,854,182)

Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	(425,274)	—	(425,274)
Futures Contracts (d)	(888,485)	—	—	(888,485)
Credit Default Swap Contracts (d)	—	(49,727)	—	(49,727)

Total Other Financial Instruments	(888,485)	(475,001)	—	(1,363,486)

Total Investments in Securities Sold Short and Other Financial Instruments	$(888,485)	$(26,329,183)	$—	$(27,217,668)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $8,531,250, $3,356,387, and $7,103,396 are held in Commercial Services, Electrical Components & Equipment, and Iron & Steel, respectively, within the Loan Assignments section of the Portfolio of Investments.

(c)	The Level 3 security valued at $14,929 is held in Media within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2017 (continued)

As of October 31, 2017, securities with a market value of $16,786,233 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2016, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant observable inputs.

As of October 31, 2017, a security with a market value of $8,673,520 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2016, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2017 (b)
Long-Term Bonds
Loan Assignments
Commercial Services	$8,673,520	$10,965	$—	$(175,028)	$—	$—	$8,695,313	$(8,673,520)	$8,531,250	$(175,028)
Electrical Components & Equipment	—	4,844	358	86,335	3,289,900	(25,050)	—	—	3,356,387	86,335
Hand & Machine Tools	6,635,753	—	—	(33,013)	—	(6,602,740)	—	—	—	—
Health Care—Products	987,525	149	(652)	515	—	(987,537)	—	—	—	—
Iron & Steel	—	3,269	2,508	82,655	—	(1,075,956)	8,090,920	—	7,103,396	82,655
Machinery—Construction & Mining	2,535,260	227	13	8,377	—	(2,543,877)	—	—	—	—
Retail Stores	729,051	(87)	(2,159)	(4,078)	—	(722,727)	—	—	—	—
Common Stocks
Media	11,778	—	—	3,151	—	—	—	—	14,929	3,151

Total	$19,572,887	$19,367	$68	$(31,086)	$3,289,900	$(11,957,887)	$16,786,233	$(8,673,520)	$19,005,962	$(2,887)

(a)	Sales include principal reductions.

(b)	Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.

24	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $1,352,130,054)	$1,370,717,293
Cash denominated in foreign currencies (identified cost $204,823)	202,861
Cash collateral on deposit at broker for futures contracts	1,321,713
Cash collateral on deposit at broker for swap contracts	1,565,827
Receivables:
Dividends and interest	10,308,443
Fund shares sold	2,140,262
Investment securities sold	676,635
Variation margin on futures contracts	1,336,295
Variation margin on centrally cleared swap contracts	142,390
Premiums paid for OTC swap contracts	159,498
Other assets	45,064
Unrealized appreciation on foreign currency forward contracts	222,178

Total assets	1,388,838,459

Liabilities
Investments sold short (proceeds $23,922,038)	25,854,182
Due to custodian	475,569
Payables:
Investment securities purchased	12,734,628
Fund shares redeemed	1,960,004
Manager (See Note 3)	651,922
Interest on investments sold short	474,707
NYLIFE Distributors (See Note 3)	227,151
Transfer agent (See Note 3)	185,192
Broker fees and charges on short sales	134,131
Shareholder communication	93,534
Professional fees	18,680
Custodian	7,552
Trustees	3,352
Accrued expenses	3,809
Dividend payable	246,277
Unrealized depreciation on OTC swap contracts	49,727
Unrealized depreciation on foreign currency forward contracts	425,274

Total liabilities	43,545,691

Net assets	$1,345,292,768

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$1,511,703
Additional paid-in capital	1,504,564,008

1,506,075,711
Distributions in excess of net investment income	(108,683)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(184,288,059)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	25,743,316
Net unrealized appreciation (depreciation) on investments sold short	(1,932,144)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(197,373)

Net assets	$1,345,292,768

Class A
Net assets applicable to outstanding shares	$302,192,462

Shares of beneficial interest outstanding	33,954,273

Net asset value per share outstanding	$8.90
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.32

Investor Class
Net assets applicable to outstanding shares	$22,032,666

Shares of beneficial interest outstanding	2,456,058

Net asset value per share outstanding	$8.97
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.39

Class B
Net assets applicable to outstanding shares	$15,222,669

Shares of beneficial interest outstanding	1,718,974

Net asset value and offering price per share outstanding	$8.86

Class C
Net assets applicable to outstanding shares	$167,594,947

Shares of beneficial interest outstanding	18,940,156

Net asset value and offering price per share outstanding	$8.85

Class I
Net assets applicable to outstanding shares	$837,363,032

Shares of beneficial interest outstanding	94,001,128

Net asset value and offering price per share outstanding	$8.91

Class R2
Net assets applicable to outstanding shares	$772,724

Shares of beneficial interest outstanding	86,866

Net asset value and offering price per share outstanding	$8.90

Class R3
Net assets applicable to outstanding shares	$114,268

Shares of beneficial interest outstanding	12,835

Net asset value and offering price per share outstanding	$8.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Interest	$53,762,317
Dividends	8,730
Other income	1,455

Total income	53,772,502

Expenses
Manager (See Note 3)	7,836,288
Distribution/Service—Class A (See Note 3)	832,149
Distribution/Service—Investor Class (See Note 3)	75,728
Distribution/Service—Class B (See Note 3)	167,782
Distribution/Service—Class C (See Note 3)	1,914,272
Distribution/Service—Class R2 (See Note 3)	1,730
Distribution/Service—Class R3 (See Note 3)	396
Transfer agent (See Note 3)	2,207,627
Interest on investments sold short	958,233
Broker fees and charges on short sales	598,501
Shareholder communication	171,275
Registration	157,665
Professional fees	115,463
Interest expense	55,285
Trustees	33,876
Custodian	23,475
Shareholder service (See Note 3)	771
Miscellaneous	61,549

Total expenses	15,212,065

Net investment income (loss)	38,560,437

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	1,957,755
Investments sold short	748,141
Futures transactions	313,993
Swap transactions	5,251,159
Foreign currency forward transactions	299,762
Foreign currency transactions	(222,833)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	8,347,977

Net change in unrealized appreciation (depreciation) on:
Investments	17,236,493
Investments sold short	(109,620)
Futures contracts	830,700
Swap contracts	168,927
Foreign currency forward contracts	(2,371,396)
Translation of other assets and liabilities in foreign currencies	651,309

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	16,406,413

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	24,754,390

Net increase (decrease) in net assets resulting from operations	$63,314,827

26	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$38,560,437	$65,976,301
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	8,347,977	(126,707,512)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	16,406,413	111,755,483

Net increase (decrease) in net assets resulting from operations	63,314,827	51,024,272

Dividends to shareholders:
From net investment income:
Class A	(11,903,949)	(17,448,500)
Investor Class	(1,038,268)	(1,174,147)
Class B	(465,521)	(553,640)
Class C	(5,354,418)	(7,691,473)
Class I	(29,662,522)	(34,272,357)
Class R2	(22,874)	(5,314)
Class R3	(2,527)	(626)

	(48,450,079)	—

Return of capital:
Class A	(174,809)	—
Investor Class	(15,247)	—
Class B	(6,836)	—
Class C	(78,629)	—
Class I	(435,593)	—
Class R2	(336)	—
Class R3	(37)	—

	(711,487)	—

Total dividends to shareholders	(49,161,566)	(61,146,057)

Capital share transactions:
Net proceeds from sale of shares	338,495,940	289,363,678
Net asset value of shares issued to shareholders in reinvestment of dividends	43,219,924	52,612,771
Cost of shares redeemed	(470,140,388)	(1,127,795,232)

Increase (decrease) in net assets derived from capital share transactions	(88,424,524)	(785,818,783)

Net increase (decrease) in net assets	(74,271,263)	(795,940,568)

Net Assets
Beginning of year	1,419,564,031	2,215,504,599

End of year	$1,345,292,768	$1,419,564,031

Undistributed (distributions in excess of) net investment income at end of year	$(108,683)	$6,955,097

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$8.81	$8.72	$9.27	$9.28	$9.22

Net investment income (loss) (a)	0.25	0.35	0.36	0.36	0.40
Net realized and unrealized gain (loss) on investments	0.15	0.08	(0.63)	(0.05)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.02)	0.02	0.01	(0.01)

Total from investment operations	0.40	0.41	(0.25)	0.32	0.45

Less dividends and distributions:
From net investment income	(0.31)	(0.32)	(0.30)	(0.33)	(0.39)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.31)	(0.32)	(0.30)	(0.33)	(0.39)

Net asset value at end of year	$8.90	$8.81	$8.72	$9.27	$9.28

Total investment return (b)	4.65%	4.94%	(2.70%)	3.48%	4.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79%	4.04%	4.01%	3.81%	4.25%
Net expenses (excluding short sale expenses)	1.01%	1.00%	0.96%	0.98%	1.00%
Expenses (including short sales expenses)	1.13%	1.16%	1.01%	1.04%	1.12%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$302,192	$412,834	$584,184	$675,552	$317,917

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$8.88	$8.78	$9.33	$9.34	$9.28

Net investment income (loss) (a)	0.24	0.35	0.36	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.16	0.10	(0.63)	(0.05)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.40	0.42	(0.25)	0.32	0.44

Less dividends and distributions:
From net investment income	(0.31)	(0.32)	(0.30)	(0.33)	(0.38)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.31)	(0.32)	(0.30)	(0.33)	(0.38)

Net asset value at end of year	$8.97	$8.88	$8.78	$9.33	$9.34

Total investment return (b)	4.59%	5.00%	(2.70%)	3.42%	4.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%	4.01%	3.99%	3.78%	4.12%
Net expenses (excluding short sale expenses)	1.03%	1.02%	0.98%	1.00%	1.15%
Expenses (including short sales)	1.15%	1.18%	1.03%	1.06%	1.27%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$22,033	$31,851	$32,498	$31,690	$28,341

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

28	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$8.77	$8.68	$9.23	$9.24	$9.18

Net investment income (loss) (a)	0.18	0.28	0.29	0.28	0.31
Net realized and unrealized gain (loss) on investments	0.15	0.10	(0.62)	(0.04)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.33	0.35	(0.31)	0.25	0.37

Less dividends and distributions:
From net investment income	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)

Net asset value at end of year	$8.86	$8.77	$8.68	$9.23	$9.24

Total investment return (b)	3.86%	4.16%	(3.45%)	2.71%	4.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00%	3.26%	3.24%	3.03%	3.38%
Net expenses (excluding short sales expenses)	1.78%	1.77%	1.73%	1.75%	1.90%
Expenses (including short sales expenses)	1.90%	1.93%	1.78%	1.81%	2.02%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$15,223	$18,313	$19,833	$22,460	$19,254

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$8.76	$8.67	$9.22	$9.23	$9.18

Net investment income (loss) (a)	0.18	0.28	0.29	0.28	0.31
Net realized and unrealized gain (loss) on investments	0.15	0.10	(0.62)	(0.04)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.33	0.35	(0.31)	0.25	0.36

Less dividends and distributions:
From net investment income	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)

Net asset value at end of year	$8.85	$8.76	$8.67	$9.22	$9.23

Total investment return (b)	3.86%	4.16%	(3.46%)	2.71%	4.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00%	3.27%	3.24%	3.05%	3.34%
Net expenses (excluding short sale expenses)	1.78%	1.77%	1.73%	1.75%	1.90%
Expenses (including short sales)	1.90%	1.93%	1.78%	1.81%	2.02%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$167,595	$220,513	$315,183	$345,900	$113,183

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$8.82	$8.72	$9.28	$9.29	$9.23

Net investment income (loss) (a)	0.26	0.37	0.38	0.38	0.41
Net realized and unrealized gain (loss) on investments	0.16	0.11	(0.63)	(0.05)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.42	0.45	(0.23)	0.34	0.47

Less dividends and distributions:
From net investment income	(0.33)	(0.35)	(0.33)	(0.35)	(0.41)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.33)	(0.35)	(0.33)	(0.35)	(0.41)

Net asset value at end of year	$8.91	$8.82	$8.72	$9.28	$9.29

Total investment return (b)	4.90%	5.32%	(2.56%)	3.73%	5.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.99%	4.30%	4.25%	4.08%	4.45%
Net expenses (excluding short sale expenses)	0.76%	0.75%	0.71%	0.73%	0.75%
Expenses (including short sales)	0.88%	0.91%	0.76%	0.79%	0.87%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$837,363	$735,359	$1,263,695	$1,481,314	$294,560

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,			February 28, 2014** through October 31,
Class R2	2017	2016	2015	2014
Net asset value at beginning of period	$8.81	$8.72	$9.27	$9.39

Net investment income (loss) (a)	0.23	0.34	0.35	0.23
Net realized and unrealized gain (loss) on investments	0.16	0.10	(0.63)	(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.02

Total from investment operations	0.39	0.41	(0.26)	0.09

Less dividends and distributions:
From net investment income	(0.30)	(0.32)	(0.29)	(0.21)
Return of capital	(0.00)‡	—	—	—

Total dividends and distributions	(0.30)	(0.32)	(0.29)	(0.21)

Net asset value at end of period	$8.90	$8.81	$8.72	$9.27

Total investment return (b)	4.54%	4.84%	(2.81%)	0.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.63%	3.97%	3.87%	3.78%††
Net expenses	1.11%	1.12%	1.06%	1.08%††
Expenses (including short sales)	1.23%	1.28%	1.11%	1.14%††
Short sale expenses	0.12%	0.16%	0.05%	0.06%††
Portfolio turnover rate	41%	15%	22%	19%
Net assets at end of period (in 000’s)	$773	$662	$112	$336

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

30	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

		February 29, 2016** through October 31,
Class R3	2017	2016
Net asset value at beginning of period	$8.81	$8.20

Net investment income (loss) (a)	0.21	0.21
Net realized and unrealized gain (loss) on investments	0.16	0.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.27)

Total from investment operations	0.37	0.80

Less dividends and distributions:
From net investment income	(0.28)	(0.19)
Return of capital	(0.00)‡	—

Total dividends and distributions	(0.28)	(0.19)

Net asset value at end of period	$8.90	$8.81

Total investment return (b)	4.28%	9.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.34%	3.32%††
Net expenses	1.36%	1.34%††
Expenses (including short sales)	1.48%	1.50%††
Short sale expenses	0.12%	0.16%
Portfolio turnover rate	41%	15%
Net assets at end of period (in 000’s)	$114	$32

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Unconstrained Bond Fund, (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A and Class B shares have an inception date of on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares has an inception date of January 2, 2004. Investor Class shares has an inception date of February 28, 2008. Class R2 shares commenced operations on February 28, 2014. Class R3 shares has an inception date of February 29, 2016. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were made without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares purchased without a sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

32	MainStay Unconstrained Bond Fund

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, a security that was fair valued in such a manner is shown in the Portfolio of Investments.

33

Notes to Financial Statements (continued)

Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. Government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

As of October 31, 2017, the Fund held Level 3 securities with a value of $18,991,033 that were valued by utilizing significant unobservable inputs.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

34	MainStay Unconstrained Bond Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission mer-

35

Notes to Financial Statements (continued)

chant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, all open futures contracts are shown in the Portfolio of Investments.

(J)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender.

If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2017, the Fund did not hold any unfunded commitments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of October 31, 2017, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments

36	MainStay Unconstrained Bond Fund

made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2017, all open foreign currency forward contracts are shown in the Portfolio of Investments.

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

37

Notes to Financial Statements (continued)

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2017, the Fund did not hold any rights or warrants.

(O)  Securities Sold Short.  During the year ended October 31, 2017, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(Q)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(R)  Debt and Foreign Securities Risk.  The Fund’s principal investments may include high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing

38	MainStay Unconstrained Bond Fund

transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(T)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk		Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—		$—	$3,113,268	$3,113,268
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments and swap contracts (b)	—		—	4,981,021	4,981,021
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	222,178		—	—	222,178

Total Fair Value		$222,178	$		$8,094,289	$8,316,467

39

Notes to Financial Statements (continued)

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$—	$(888,485)	$(888,485)
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	—	(49,727)	—	(49,727)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(425,274)	—	—	(425,274)

Total Fair Value		$(425,274)	$(49,727)	$(888,485)	$(1,363,486)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$313,993	$313,993
Swap Contracts	Net realized gain (loss) on swap transactions	—	(168,651)	5,419,810	5,251,159
Forward Contracts	Net realized gain (loss) on foreign currency transactions	299,762	—	—	299,762

Total Realized Gain (Loss)		$299,762	$(168,651)	$5,733,803	$5,864,914

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$830,700	$830,700
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	215,305	(46,378)	168,927
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(2,371,396)	—	—	(2,371,396)

Total Change in Unrealized Appreciation (Depreciation)		$(2,371,396)	$215,305	$784,322	$(1,371,769)

Average Notional Amount

	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$—	$60,724,238	$60,724,238
Futures Contracts Short	$—	$—	$(631,132,920)	$(631,132,920)
Swap Contracts Long	$—	$7,000,000	$2,013,286,027	$2,020,286,027
Forward Contracts Long (a)	$18,278,555	$—	$—	$18,278,555
Forward Contracts Short	$(45,574,841)	$—	$—	$(45,574,841)

(a)	Positions were open nine months during the reporting period.

40	MainStay Unconstrained Bond Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an amended and restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2017, the effective management fee rate was 0.57%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $7,836,288.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R2	$692
Class R3	79

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $48,903 and $11,136, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $7,500, $35,655 and $10,981, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$519,376
Investor Class	53,777
Class B	29,760
Class C	339,744
Class I	1,263,770
Class R2	1,077
Class R3	123

41

Notes to Financial Statements (continued)

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$3,282,542	1.1%
Class R3	28,616	25

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,328,210,867	$33,399,710	$(11,822,021)	$21,577,689

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(182,175,654)	$(246,277)	$21,638,988	$(160,782,943)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures contracts, mark to market of foreign forward contracts, swap adjustments and straddle adjustment. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$2,825,862	$(2,352,859)	$(473,003)

The reclassifications for the Fund are primarily due foreign currency gain (loss), swap adjustments, expiration of capital loss carryforwards and derivative transactions.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $182,120,078 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$24,995	$157,125

The Fund utilized $6,237,707 of capital loss carryforwards during the year ended October 31, 2017. The Fund had $473,003 of capital loss carryforward that expired during the year ended October 31, 2017.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$48,450,079	$61,146,057
Tax Return of Capital	711,487	—
Total	$49,161,566	$61,146,057

Note 5–Restricted Securities

As of October 31, 2017, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares	Cost	10/31/2017 Value	Percentage of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	22	$0	$14,929	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as

42	MainStay Unconstrained Bond Fund

the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and the commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $522,929 and $633,874 respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	6,504,414	$57,344,117
Shares issued to shareholders in reinvestment of dividends and distributions	1,221,667	10,741,115
Shares redeemed	(15,623,261)	(137,648,462)

Net increase (decrease) in shares outstanding before conversion	(7,897,180)	(69,563,230)
Shares converted into Class A (See Note 1)	1,319,822	11,709,691
Shares converted from Class A (See Note 1)	(6,335,574)	(55,695,953)

Net increase (decrease)	(12,912,932)	$(113,549,492)

Year ended October 31, 2016:
Shares sold	9,689,567	$82,882,860
Shares issued to shareholders in reinvestment of dividends and distributions	1,776,445	15,146,253
Shares redeemed	(31,183,466)	(265,172,868)

Net increase (decrease) in shares outstanding before conversion	(19,717,454)	(167,143,755)
Shares converted into Class A (See Note 1)	338,252	2,910,604
Shares converted from Class A (See Note 1)	(779,019)	(6,726,023)

Net increase (decrease)	(20,158,221)	$(170,959,174)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	371,571	$3,304,500
Shares issued to shareholders in reinvestment of dividends and distributions	115,291	1,021,772
Shares redeemed	(504,774)	(4,488,274)

Net increase (decrease) in shares outstanding before conversion	(17,912)	(162,002)
Shares converted into Investor Class (See Note 1)	184,584	1,641,307
Shares converted from Investor Class (See Note 1)	(1,299,121)	(11,617,639)

Net increase (decrease)	(1,132,449)	$(10,138,334)

Year ended October 31, 2016:
Shares sold	402,584	$3,472,246
Shares issued to shareholders in reinvestment of dividends and distributions	132,076	1,136,141
Shares redeemed	(570,340)	(4,903,575)

Net increase (decrease) in shares outstanding before conversion	(35,680)	(295,188)
Shares converted into Investor Class (See Note 1)	237,630	2,063,359
Shares converted from Investor Class (See Note 1)	(314,544)	(2,729,075)

Net increase (decrease)	(112,594)	$(960,904)

43

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	89,558	$783,183
Shares issued to shareholders in reinvestment of dividends and distributions	45,171	395,036
Shares redeemed	(421,641)	(3,700,114)

Net increase (decrease) in shares outstanding before conversion	(286,912)	(2,521,895)
Shares converted from Class B (See Note 1)	(83,048)	(728,689)

Net increase (decrease)	(369,960)	$(3,250,584)

Year ended October 31, 2016:
Shares sold	257,316	$2,217,439
Shares issued to shareholders in reinvestment of dividends and distributions	55,629	472,172
Shares redeemed	(407,095)	(3,461,954)

Net increase (decrease) in shares outstanding before conversion	(94,150)	(772,343)
Shares converted from Class B (See Note 1)	(102,988)	(877,313)

Net increase (decrease)	(197,138)	$(1,649,656)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,690,444	$14,793,719
Shares issued to shareholders in reinvestment of dividends and distributions	510,867	4,464,460
Shares redeemed	(8,433,451)	(73,920,932)

Net increase (decrease) in shares outstanding before conversion	(6,232,140)	(54,662,753)
Shares converted from Class C (See Note 1)	(1,494)	(13,173)

Net increase (decrease)	(6,233,634)	$(54,675,926)

Year ended October 31, 2016:
Shares sold	3,156,329	$26,785,970
Shares issued to shareholders in reinvestment of dividends and distributions	722,783	6,125,064
Shares redeemed	(15,059,753)	(127,522,835)

Net increase (decrease) in shares outstanding before conversion	(11,180,641)	(94,611,801)
Shares converted from Class C (See Note 1)	(1,045)	(8,594)

Net increase (decrease)	(11,181,686)	$(94,620,395)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	29,685,612	$262,008,540
Shares issued to shareholders in reinvestment of dividends and distributions	3,015,175	26,571,767
Shares redeemed	(28,317,188)	(250,279,904)

Net increase (decrease) in shares outstanding before conversion	4,383,599	38,300,403
Shares converted into Class I (See Note 1)	6,216,130	54,704,456

Net increase (decrease)	10,599,729	$93,004,859

Year ended October 31, 2016:
Shares sold	20,252,896	$173,334,533
Shares issued to shareholders in reinvestment of dividends and distributions	3,482,882	29,727,201
Shares redeemed	(85,800,191)	(726,642,179)

Net increase (decrease) in shares outstanding before conversion	(62,064,413)	(523,580,445)
Shares converted into Class I (See Note 1)	621,620	5,366,742

Net increase (decrease)	(61,442,793)	$(518,213,703)

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	19,091	$168,608
Shares issued to shareholders in reinvestment of dividends and distributions	2,637	23,210
Shares redeemed	(10,063)	(88,228)

Net increase (decrease)	11,665	$103,590

Period ended October 31, 2016:
Shares sold	72,683	$641,451
Shares issued to shareholders in reinvestment of dividends and distributions	616	5,314
Shares redeemed	(10,934)	(91,821)

Net increase (decrease)	62,365	$554,944

Class R3	Shares	Amount
Period ended October 31, 2017:
Shares sold	10,579	$93,273
Shares issued to shareholders in reinvestment of dividends and distributions	291	2,564
Shares redeemed	(1,643)	(14,474)

Net increase (decrease)	9,227	$81,363

Year ended October 31, 2016:
Shares sold	3,536	$29,179
Shares issued to shareholders in reinvestment of dividends and distributions	72	626

Net increase (decrease)	3,608	$29,805

44	MainStay Unconstrained Bond Fund

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

45

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Unconstrained Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Unconstrained Bond Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

46	MainStay Unconstrained Bond Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Funds and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
2,644,056,263.750	21,799,781.292	2,665,856,045.042

David H. Chow:

Votes For	Votes Witheld	Total
2,644,576,776.557	21,279,268.485	2,665,856,045.042

Susan B. Kerley:

Votes For	Votes Witheld	Total
2,645,459,747.343	20,396,297.699	2,665,856,045.042

Alan R. Latshaw:

Votes For	Votes Witheld	Total
2,644,443,039.401	21,413,005.641	2,665,856,045.042

Peter Meenan:

Votes For	Votes Witheld	Total
2,640,156,421.578	25,699,623.464	2,665,856,045.042

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
2,641,415,514.849	24,440,530.193	2,665,856,045.042

Jacques P. Perold:

Votes For	Votes Witheld	Total
2,645,300,993.731	20,555,051.311	2,665,856,045.042

Richard S. Trutanic:

Votes For	Votes Witheld	Total
2,641,761,336.311	24,094,708.731	2,665,856,045.042

Federal Income Tax Information

(Unaudited)

For the fiscal year ended October 31, 2017, the Fund designated approximately $12,193 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

47

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

48	MainStay Unconstrained Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

49

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

50	MainStay Unconstrained Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717044 MS286-17	MSUB11-12/17 (NYLIM) NL217

MainStay Government Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–5.08 –0.60%	–0.12 0.80%	2.59 3.07%	0.99 0.99%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–5.37 –0.91	–0.38 0.54	2.11 2.59	1.24 1.24
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–6.53 –1.66	–0.59 –0.21	2.11 2.11	1.99 1.99
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–2.64 –1.66	–0.21 –0.21	2.10 2.10	1.99 1.99
Class I Shares	No Sales Charge		1/2/2004	–0.23	1.07	3.38	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or Since Inception
Bloomberg Barclays U.S. Government Bond Index[4]	–0.62%	1.26%	3.52%
Morningstar Intermediate Government Category Average[5]	–0.51	1.06	3.44

4.	The Bloomberg Barclays U.S. Government Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,008.30	$5.01	$1,020.20	$5.04	0.99%

Investor Class Shares	$1,000.00	$1,006.50	$6.68	$1,018.60	$6.72	1.32%

Class B Shares	$1,000.00	$1,002.70	$10.45	$1,014.80	$10.51	2.07%

Class C Shares	$1,000.00	$1,002.70	$10.45	$1,014.80	$10.51	2.07%

Class I Shares	$1,000.00	$1,010.70	$3.75	$1,021.50	$3.77	0.74%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Tennessee Valley Authority, 4.65%, due 6/15/35

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

5.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%, due 6/1/45
6.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/41

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%, due 4/1/43

9.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%, due 8/1/43

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 12/1/40

8	MainStay Government Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Steven H. Rich, PhD, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Government Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Government Fund returned –0.60% for Class A shares, –0.91% for Investor Class shares and –1.66% for Class B and Class C shares for the 12 months ended October 31, 2017. Over the same period, the Fund’s Class I shares returned –0.23%. For the 12 months ended October 31, 2017, Class I shares and Class A shares outperformed—and all other share classes underperformed—the –0.62% return of the Bloomberg Barclays U.S. Government Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Class I shares outperformed—and all other share classes underperformed—the –0.51% return of the Morningstar Intermediate Government Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Bloomberg Barclays U.S. Government Bond Index was affected primarily by four factors during the reporting period: duration3 positioning, yield-curve4 posture, sector weightings and issue selection.

The Fund’s duration was shorter than that of the Bloomberg Barclays U.S. Government Bond Index during the reporting period. As a result, the Fund was less sensitive to changes in U.S. Treasury yields than the benchmark and longer-duration peers. The short-duration posture was beneficial for the Fund’s relative performance, as yields rose across the yield curve.

During the reporting period, the spread5 between the 2- and 30-year U.S. Treasury benchmark yields narrowed. An absence of positive momentum related to the U.S. presidential administration’s pro-cyclical agenda deflated post-election expectations and caused longer-maturity U.S. Treasury yields to fall from their 2016 year-end values. This stood in contrast to the general rise in short-term yields. This flattening of the yield curve would have benefited Fund peers that were more concentrated in longer-duration securities.

Agency mortgage pass-through securities6 were the largest class of securities in the Fund. The Fund’s commitment to agency mortgage pass-throughs imparted a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. This benefit was, however, slightly offset by the underperformance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities. Although the mortgage sector was initially unnerved by the Federal Reserve’s preparations to trim its balance sheet by slowing reinvestment of principal runoff from its mortgage holdings, investors eventually took the news in stride. Range bound U.S. Treasury yields further calmed investors’ concerns. From the end of 2016 through the end of the reporting period, yields on securities with maturities of 5 years and longer moved no more than 20 basis points. In light of the Fund’s commitment to mortgage-backed securities, the Fund’s performance benefited relative to the Bloomberg Barclays U.S. Government Bond Index, which holds no mortgage-backed securities, and relative to peers with less exposure to the mortgage sector.

The Fund’s mortgage allocation favored mortgage-backed securities issued by Fannie Mae and Freddie Mac. Given the outperformance of Fannie Mae and Freddie Mac issues during the reporting period, the Fund benefited relative to peers with larger Ginnie Mae commitments. Ginnie Mae securities typically exhibit faster prepayment speeds than equivalent Fannie Mae and Freddie Mac issues because Ginnie Mae-eligible borrowers can be more responsive to refinancing opportunities. Faster prepayment rates hampered the returns of mortgage-backed securities because the majority of the mortgage market was currently priced above par at the end of the reporting period and prepayments return principal to investors at par.

Underweighting the Ginnie Mae sector was one strategy to cushion against faster prepayment rates. A second strategy to moderate the effect of faster prepayments was to own mortgage securities backed by loans whose borrowers are less responsive to lower mortgage rates. An example is a mortgage security associated with a pool of smaller-balance loans. Borrowers with smaller outstanding loan balances have less incentive to respond to lower mortgage rates because the economic benefits associated with refinancing correlates with loan size. A third strategy involved mortgage-backed securities collateralized by loans with lower mortgages rates, which are less likely to be refinanceable at advantageous rates.

We favored mortgage securities backed by 30-year loans whose longer loan-term offered exposure to a broader segment of the

1.	See footnote on page 6 for more information on the Bloomberg Barclays U.S. Government Bond Index.
2.	See footnote on page 6 for more information on the Morningstar Intermediate Government Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

9

U.S. Treasury yield curve. In turn, their wide cash-flow window aligned well with a flatter yield curve. As a consequence, the reporting period’s yield-curve trajectory would have been less promising for peers with larger commitments to mortgage securities backed by shorter-term loans, such as 15- or 20-year loans.

Low portfolio turnover benefited the Fund relative to peers with higher turnover by limiting transaction costs. The Fund sought to preserve yield by remaining nearly fully invested, which avoided large cash balances that can detract from performance.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration extended from 3.5 to 4.6 years during the reporting period. The Bloomberg Barclays U.S. Government Bond Index’s duration was stable at 6.1 years during the reporting period. Being shorter than the duration of the benchmark, the Fund’s duration posture had a beneficial impact on relative performance because U.S. Treasury yields rose, on average, across the yield curve. The Fund’s duration extension signaled the propensity of mortgage-backed securities to lengthen as residential mortgage rates rise and refinancing opportunities abate.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Most of the Fund’s residential mortgage exposure is taken via mortgage passthroughs rather than collateralized mortgage obligations (CMOs). In our opinion, the compensation demanded by the market for the better predictability of CMO cash-flows was excessive.

The reporting period highlighted a housing market buoyed by rising home prices (which tend to promote turnover) and higher mortgage rates (which tend to dampen affordability). To mute the impact of these changes, we emphasized mortgage pass-through securities whose underlying loan pools were less sensitive to mortgage-rate changes. We believed that these “call-protected” pass-through securities (those less likely to be prepaid by the underlying mortgage holders) could be a source of better value because the loan pools would tend to be less responsive to mortgage-rate volatility. We believe that this, in turn, could help stabilize prepayment speeds and enable investors to preserve more of the security’s yield. A loan pool comprised of smaller-balance loans (e.g., a loan pool where no mortgage is larger than $150,000) is one instance of a mortgage-backed security with superior call protection.

Generally, we diversify a portion of the Fund away from agency mortgage securities to avoid concentration risk. Other investments in the Fund include U.S. Treasury securities, agency debentures, commercial mortgage-backed securities, asset-backed securities and investment-grade corporate bonds. The Fund ended the reporting period with 87% exposure to agency mortgage securities, 7% exposure to other government-related sectors, 2% exposure to securities collateralized by commercial mortgages or non-mortgage receivables and 2% in cash or cash equivalents.

During the reporting period, which aspects of the Fund’s positioning were the strongest positive contributors to the Fund’s performance and which aspects detracted the most?

Duration was the principal contributor to the Fund’s performance relative to the Bloomberg Barclays U.S. Government Bond Index. (Contributions take weightings and total returns into account.) Because the Fund was positioned to be less sensitive to changes in U.S. Treasury yields, it benefited as longer-term yields declined in 2017.

The yield advantage of mortgage-backed securities relative to comparable-duration U.S. Treasury securities contributed to the Fund’s absolute and relative performance.

A performance headwind during the reporting period was the Fund’s commitment to mortgage-backed securities, which underperformed comparable-duration U.S. Treasury securities. We offset some of this drag on performance by favoring mortgage-backed securities with stable cash flows, which better positioned the Fund to withstand progressively lower mortgage rates in 2017.

Issue selection, specifically our willingness to underweight Ginnie Mae securities in favor of Fannie Mae and Freddie Mac pass-through securities contributed to performance relative to the Fund’s peers, as Ginnie Mae prepayment rates accelerated as mortgage rates fell, causing Ginnie Mae security performance to lag. Our willingness to favor 30-year loan terms over shorter (15- and 20-year) loan terms was also advantageous. More sensitive to a flatter curve (because of their wider cash-flow windows as the long loan-term expands the window over which borrowers may prepay), 30-year loan terms tended to outperform during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

Sector exposures remained relatively stable during the reporting period. We were inclined to recycle mortgage prepayments back into the mortgage sector.

10	MainStay Government Fund

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund held underweight positions relative to the Bloomberg Barclays U.S. Government Bond Index in U.S. Treasury securities and agency debentures and an overweight position in agency mortgage pass-through securities. As of the same date, the Fund held modestly overweight positions relative to the Index in asset-backed securities and commercial mortgage-backed securities. As of October 31, 2017, the Fund’s collective non-government exposure was about 4% of net assets, and the Fund held about 2% of net assets in cash or cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2017

	Principal Amount	Value
Long-Term Bonds 98.7%† Asset-Backed Securities 1.3%
Other ABS 0.2%
Small Business Administration Participation Certificates Series 2015-20G, Class 1 2.88%, due 7/1/35	$284,360	$288,179

Utilities 1.1%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	1,306,709	1,403,450

Total Asset-Backed Securities (Cost $1,603,911)		1,691,629

Corporate Bonds 0.8%
Electric 0.8%
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,100,000	1,067,678

Total Corporate Bonds (Cost $1,099,958)		1,067,678

Mortgage-Backed Securities 2.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.3%
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (a)	1,055,000	1,073,734
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	607,412	657,611

		1,731,345

Residential Mortgages (Collateralized Mortgage Obligations) 0.8%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 3.494%, due 8/25/36 (b)	163,139	149,918
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.70% (1-year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (a)(c)(d)(e)(f)	980,036	835,554

		985,472

Total Mortgage-Backed Securities (Cost $2,803,823)		2,716,817

	Principal Amount	Value
U.S. Government & Federal Agencies 94.5%
Fannie Mae Strip (Collateralized Mortgage Obligations) (g) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/25/35	$156,890	$31,085
Series 361, Class 2, IO 6.00%, due 10/25/35	32,824	6,659

		37,744

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 31.1%
2.50%, due 8/1/46	1,166,783	1,127,251
2.901% (1-year Treasury Constant Maturity Rate + 2.25%), due 2/1/37 (d)	38,024	40,051
3.00%, due 4/1/45	2,292,999	2,297,810
♦3.00%, due 6/1/45	2,849,433	2,855,632
3.00%, due 7/1/45	1,271,444	1,274,255
3.00%, due 5/1/46	794,758	796,702
3.229% (1-year Treasury Constant Maturity Rate + 2.25%), due 6/1/35 (d)	110,958	116,795
3.353% (12-month USD-LIBOR-BBA + 1.625%), due 3/1/35 (d)	21,567	22,601
3.50%, due 10/1/25	258,633	270,762
3.50%, due 11/1/25	1,703,121	1,783,194
3.50%, due 4/1/42	783,716	811,169
3.50%, due 5/1/42	625,007	645,696
3.50%, due 7/1/42	308,737	318,948
3.50%, due 6/1/43	807,830	834,568
♦3.50%, due 8/1/43	2,563,263	2,649,884
3.50%, due 1/1/44	855,864	884,143
3.50%, due 5/1/44	276,200	285,874
3.50%, due 3/1/45	1,079,342	1,110,327
3.50%, due 12/1/45	459,639	472,835
3.50%, due 5/1/46	660,007	678,955
4.00%, due 3/1/25	632,123	663,800
4.00%, due 7/1/25	287,774	302,631
4.00%, due 8/1/31	102,127	108,282
4.00%, due 8/1/39	215,141	228,782
♦4.00%, due 12/1/40	2,409,527	2,563,894
♦4.00%, due 2/1/41	3,805,327	4,044,429
♦4.00%, due 3/1/41	4,063,207	4,324,705
4.00%, due 4/1/41	383,950	406,857
4.00%, due 1/1/42	2,076,739	2,210,593
4.00%, due 12/1/42	619,069	654,935
4.00%, due 11/1/43	190,584	200,277
4.00%, due 2/1/46	1,022,255	1,073,013
4.50%, due 3/1/41	505,938	547,131
4.50%, due 8/1/41	759,417	822,485
5.00%, due 1/1/20	34,767	35,407
5.00%, due 6/1/33	319,199	347,894
5.00%, due 8/1/33	265,033	288,722

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

12	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.00%, due 5/1/36	$276,521	$301,119
5.00%, due 10/1/39	673,004	743,420
5.50%, due 1/1/21	128,239	133,108
5.50%, due 11/1/35	300,220	337,632
5.50%, due 11/1/36	78,771	89,389
6.50%, due 4/1/37	65,214	74,188

		39,780,145

Federal National Mortgage Association (Mortgage Pass-Through Securities) 44.6%
2.00%, due 11/1/31	909,972	892,471
2.50%, due 2/1/43	776,139	752,916
2.95% (6-month USD-LIBOR-BBA + 1.55%), due 11/1/34 (d)	95,236	98,789
3.00%, due 10/1/32	723,572	740,415
♦3.00%, due 4/1/43	2,641,467	2,657,232
3.00%, due 3/1/46	913,232	914,265
3.00%, due 9/1/46	2,301,156	2,292,212
3.00%, due 10/1/46	1,728,196	1,721,434
3.356% (12-month USD-LIBOR-BBA + 1.606%), due 4/1/34 (d)	252,218	269,540
3.50%, due 11/1/25	816,634	851,082
3.50%, due 11/1/32	539,384	562,230
3.50%, due 2/1/41	1,608,762	1,662,463
♦3.50%, due 11/1/41	2,706,711	2,803,806
3.50%, due 12/1/41	301,881	312,106
3.50%, due 1/1/42	1,407,859	1,461,886
3.50%, due 3/1/42	1,743,570	1,800,597
3.50%, due 8/1/42	1,140,654	1,178,089
3.50%, due 12/1/42	696,903	722,609
3.50%, due 2/1/43	982,829	1,019,075
3.50%, due 5/1/43	582,232	601,273
3.50%, due 6/1/43	716,103	739,724
4.00%, due 9/1/31	997,890	1,056,470
4.00%, due 2/1/41	1,157,144	1,227,032
4.00%, due 3/1/41	1,716,490	1,833,675
4.00%, due 10/1/41	391,322	418,000
4.00%, due 3/1/42	1,050,389	1,112,604
4.00%, due 4/1/42	495,441	524,844
4.00%, due 6/1/42	1,486,564	1,572,834
4.00%, due 7/1/42	1,388,096	1,468,823
4.50%, due 11/1/18	108,580	110,430
4.50%, due 6/1/23	222,858	233,376
4.50%, due 5/1/39	491,996	535,226
4.50%, due 6/1/39	1,480,185	1,609,324
4.50%, due 7/1/39	1,594,183	1,738,483
4.50%, due 8/1/39	1,293,125	1,407,067
4.50%, due 9/1/40	1,140,905	1,244,630
4.50%, due 12/1/40	1,583,119	1,710,376

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
♦4.50%, due 1/1/41	$2,573,729	$2,808,205
4.50%, due 2/1/41	844,622	917,617
4.50%, due 8/1/41	584,262	633,107
4.50%, due 12/1/43	363,049	388,665
5.00%, due 9/1/20	3,742	3,802
5.00%, due 11/1/33	329,984	361,811
5.00%, due 6/1/35	297,401	325,201
5.00%, due 10/1/35	124,495	136,539
5.00%, due 1/1/36	64,786	71,070
5.00%, due 2/1/36	458,770	503,045
5.00%, due 5/1/36	311,011	341,056
5.00%, due 6/1/36	51,582	56,400
5.00%, due 9/1/36	86,137	94,449
5.00%, due 3/1/40	802,328	886,309
5.00%, due 2/1/41	1,715,177	1,906,683
5.50%, due 6/1/19	114,347	116,156
5.50%, due 11/1/19	113,661	115,441
5.50%, due 4/1/21	237,310	245,695
5.50%, due 6/1/33	935,584	1,046,094
5.50%, due 11/1/33	544,747	608,495
5.50%, due 12/1/33	660,121	737,825
5.50%, due 6/1/34	163,732	182,913
5.50%, due 12/1/34	45,614	50,907
5.50%, due 3/1/35	268,729	299,695
5.50%, due 12/1/35	65,098	72,747
5.50%, due 4/1/36	190,697	212,826
5.50%, due 9/1/36	69,251	77,388
5.50%, due 7/1/37	202,846	230,591
6.00%, due 11/1/32	174,617	198,395
6.00%, due 1/1/33	121,379	137,408
6.00%, due 3/1/33	129,292	145,685
6.00%, due 9/1/34	58,634	66,419
6.00%, due 9/1/35	427,101	490,030
6.00%, due 10/1/35	194,948	222,348
6.00%, due 6/1/36	141,231	160,314
6.00%, due 11/1/36	211,815	239,535
6.00%, due 4/1/37	29,222	30,653
6.50%, due 10/1/31	102,455	115,375
6.50%, due 2/1/37	42,040	46,597

		57,140,899

Government National Mortgage Association (Mortgage Pass-Through Securities) 11.3%
3.00%, due 6/20/46	827,834	828,756
3.50%, due 4/1/45 TBA (h)	1,700,000	1,763,684
3.50%, due 12/20/46	1,416,775	1,478,101
4.00%, due 7/15/39	298,854	314,279
4.00%, due 9/20/40	1,413,733	1,504,998
4.00%, due 11/20/40	235,905	251,134
4.00%, due 1/15/41	1,349,368	1,425,688

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
♦4.00%, due 10/15/41	$2,995,676	$3,188,446
4.00%, due 6/20/47	1,265,810	1,306,466
4.50%, due 5/20/40	1,247,005	1,340,542
5.00%, due 2/20/41	302,203	330,609
6.00%, due 8/15/32	254,769	289,379
6.00%, due 12/15/32	95,413	107,272
6.50%, due 8/15/28	89,731	99,331
6.50%, due 4/15/31	258,724	298,731

		14,527,416

Overseas Private Investment Corporation 1.6%
5.142%, due 12/15/23	1,863,469	2,041,922

Tennessee Valley Authority 5.3%
♦4.65%, due 6/15/35	5,605,000	6,748,515

United States Treasury Notes 0.6%
2.375%, due 8/15/24	800,000	808,031

Total U.S. Government & Federal Agencies (Cost $117,496,576)		121,084,672

Total Long-Term Bonds (Cost $123,004,268)		126,560,796

Short-Term Investment 2.4%
Repurchase Agreement 2.4%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $3,021,398 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 4/30/23, with a Principal Amount of $3,160,000 and a Market Value of $3,085,689)	3,021,369	3,021,369

Total Short-Term Investment (Cost $3,021,369)		3,021,369

Total Investments (Cost $126,025,637)	101.1%	129,582,165
Other Assets, Less Liabilities	(1.1)	(1,437,285)
Net Assets	100.0%	$128,144,880

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2017.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Floating rate—Rate shown was the rate in effect as of October 31, 2017.

(e)	Illiquid security—As of October 31, 2017, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $835,554, which represented 0.7% of the Fund’s net assets. (Unaudited)

(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2017, the total market value of this security was $835,554, which represented 0.7% of the Fund’s net assets.

(g)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of October 31, 2017, the total net market value of these securities was $1,763,684, which represented 1.4% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

IO—Interest Only

LIBOR—London InterBank Offered Rate

14	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,691,629	$—	$1,691,629
Corporate Bonds	—	1,067,678	—	1,067,678
Mortgage-Backed Securities (b)	—	1,881,263	835,554	2,716,817
U.S. Government & Federal Agencies	—	121,084,672	—	121,084,672

Total Long-Term Bonds	—	125,725,242	835,554	126,560,796

Short-Term Investment
Repurchase Agreement	—	3,021,369	—	3,021,369

Total Investments in Securities	$—	$128,746,611	$835,554	$129,582,165

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $835,554 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2017 (b)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$931,266	$971	$3,650	$15,239	$—	$(115,572)	$—	$—	$835,554	$1,552

Total	$931,266	$971	$3,650	$15,239	$—	$(115,572)	$—	$—	$835,554	$1,552

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $126,025,637)	$129,582,165
Receivables:
Interest	479,151
Fund shares sold	89,334
Investment securities sold	4,071
Other assets	24,266

Total assets	130,178,987

Liabilities
Payables:
Investment securities purchased	1,765,730
Fund shares redeemed	102,758
Manager (See Note 3)	54,253
NYLIFE Distributors (See Note 3)	35,467
Transfer agent (See Note 3)	25,461
Shareholder communication	18,387
Professional fees	6,276
Custodian	4,061
Trustees	322
Accrued expenses	5,354
Dividend payable	16,038

Total liabilities	2,034,107

Net assets	$128,144,880

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$153,685
Additional paid-in capital	125,613,250

125,766,935
Undistributed net investment income	28,789
Accumulated net realized gain (loss) on investments	(1,207,372)
Net unrealized appreciation (depreciation) on investments	3,556,528

Net assets	$128,144,880

Class A
Net assets applicable to outstanding shares	$82,828,377

Shares of beneficial interest outstanding	9,947,108

Net asset value per share outstanding	$8.33
Maximum sales charge (4.50% of offering price)	0.39

Maximum offering price per share outstanding	$8.72

Investor Class
Net assets applicable to outstanding shares	$24,187,465

Shares of beneficial interest outstanding	2,892,546

Net asset value per share outstanding	$8.36
Maximum sales charge (4.50% of offering price)	0.39

Maximum offering price per share outstanding	$8.75

Class B
Net assets applicable to outstanding shares	$4,730,226

Shares of beneficial interest outstanding	567,964

Net asset value and offering price per share outstanding	$8.33

Class C
Net assets applicable to outstanding shares	$9,472,447

Shares of beneficial interest outstanding	1,137,892

Net asset value and offering price per share outstanding	$8.32

Class I
Net assets applicable to outstanding shares	$6,926,365

Shares of beneficial interest outstanding	822,964

Net asset value and offering price per share outstanding	$8.42

16	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Interest	$4,386,749
Other income	148

Total income	4,386,897

Expenses
Manager (See Note 3)	716,225
Distribution/Service—Class A (See Note 3)	199,503
Distribution/Service—Investor Class (See Note 3)	89,940
Distribution/Service—Class B (See Note 3)	56,441
Distribution/Service—Class C (See Note 3)	126,771
Transfer agent (See Note 3)	310,932
Registration	83,244
Professional fees	63,281
Shareholder communication	32,883
Custodian	8,544
Trustees	3,542
Miscellaneous	12,561

Total expenses	1,703,867

Net investment income (loss)	2,683,030

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(609,487)
Net change in unrealized appreciation (depreciation) on investments	(3,841,831)

Net realized and unrealized gain (loss) on investments	(4,451,318)

Net increase (decrease) in net assets resulting from operations	$(1,768,288)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,683,030	$2,938,702
Net realized gain (loss) on investments and futures transactions	(609,487)	89,722
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,841,831)	777,765

Net increase (decrease) in net assets resulting from operations	(1,768,288)	3,806,189

Dividends to shareholders:
From net investment income:
Class A	(1,689,227)	(1,808,126)
Investor Class	(634,565)	(717,921)
Class B	(58,276)	(77,285)
Class C	(129,650)	(200,490)
Class I	(224,077)	(135,148)

Total dividends to shareholders	(2,735,795)	(2,938,970)

Capital share transactions:
Net proceeds from sale of shares	27,812,690	43,966,459
Net asset value of shares issued to shareholders in reinvestment of dividends	2,523,795	2,705,385
Cost of shares redeemed	(71,575,286)	(36,142,554)

Increase (decrease) in net assets derived from capital share transactions	(41,238,801)	10,529,290

Net increase (decrease) in net assets	(45,742,884)	11,396,509

Net Assets
Beginning of year	173,887,764	162,491,255

End of year	$128,144,880	$173,887,764

Undistributed net investment income at end of year	$28,789	$58,917

18	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$8.56	$8.51		$8.63	$8.57	$9.02

Net investment income (loss) (a)	0.17	0.17		0.20	0.21	0.19
Net realized and unrealized gain (loss) on investments	(0.22)	0.05		(0.10)	0.08	(0.41)

Total from investment operations	(0.05)	0.22		0.10	0.29	(0.22)

Less dividends and distributions:
From net investment income	(0.18)	(0.17)		(0.20)	(0.21)	(0.20)
From net realized gain on investments	—	—		(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.18)	(0.17)		(0.22)	(0.23)	(0.23)

Net asset value at end of year	$8.33	$8.56		$8.51	$8.63	$8.57

Total investment return (b)	(0.60%)	2.60%		1.17%	3.46%	(2.50%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%	1.99	%(c)	2.38%	2.47%	2.17%
Net expenses	1.00%	0.98	%(d)	1.00%	0.98%	1.03%
Expenses (before waiver/reimbursement)	1.00%	0.99%		1.00%	0.98%	1.09%
Portfolio turnover rate (e)	20%	41%		13%	14%	28%
Net assets at end of year (in 000’s)	$82,828	$93,242		$90,119	$100,212	$143,234

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.98%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.99%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$8.59	$8.54		$8.66	$8.60	$9.05

Net investment income (loss) (a)	0.15	0.15		0.18	0.19	0.18
Net realized and unrealized gain (loss) on investments	(0.23)	0.05		(0.10)	0.08	(0.42)

Total from investment operations	(0.08)	0.20		0.08	0.27	(0.24)

Less dividends and distributions:
From net investment income	(0.15)	(0.15)		(0.18)	(0.19)	(0.18)
From net realized gain on investments	—	—		(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.15)	(0.15)		(0.20)	(0.21)	(0.21)

Net asset value at end of year	$8.36	$8.59		$8.54	$8.66	$8.60

Total investment return (b)	(0.91%)	2.34%		0.88%	3.15%	(2.66%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	1.74	%(c)	2.11%	2.19%	2.01%
Net expenses	1.30%	1.23	%(d)	1.28%	1.26%	1.19%
Expenses (before waiver/reimbursement)	1.30%	1.24%		1.28%	1.26%	1.25%
Portfolio turnover rate (e)	20%	41%		13%	14%	28%
Net assets at end of year (in 000’s)	$24,187	$40,094		$42,444	$45,947	$50,200

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.73%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.24%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016		2015	2014	2013
Net asset value at beginning of year	$8.56	$8.51		$8.63	$8.57	$9.02

Net investment income (loss) (a)	0.08	0.08		0.12	0.12	0.11
Net realized and unrealized gain (loss) on investments	(0.22)	0.05		(0.10)	0.08	(0.42)

Total from investment operations	(0.14)	0.13		0.02	0.20	(0.31)

Less dividends and distributions:
From net investment income	(0.09)	(0.08)		(0.12)	(0.12)	(0.11)
From net realized gain on investments	—	—		(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.09)	(0.08)		(0.14)	(0.14)	(0.14)

Net asset value at end of year	$8.33	$8.56		$8.51	$8.63	$8.57

Total investment return (b)	(1.66%)	1.59%		0.14%	2.38%	(3.40%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01%	0.99	%(c)	1.35%	1.44%	1.26%
Net expenses	2.05%	1.98	%(d)	2.03%	2.01%	1.94%
Expenses (before waiver/reimbursement)	2.05%	1.99%		2.03%	2.01%	2.00%
Portfolio turnover rate (e)	20%	41%		13%	14%	28%
Net assets at end of year (in 000’s)	$4,730	$7,154		$8,363	$10,550	$14,783

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

	Year ended October 31,
Class C	2017	2016		2015	2014	2013
Net asset value at beginning of year	$8.55	$8.50		$8.62	$8.56	$9.01

Net investment income (loss) (a)	0.08	0.08		0.12	0.12	0.11
Net realized and unrealized gain (loss) on investments	(0.22)	0.05		(0.10)	0.08	(0.42)

Total from investment operations	(0.14)	0.13		0.02	0.20	(0.31)

Less dividends and distributions:
From net investment income	(0.09)	(0.08)		(0.12)	(0.12)	(0.11)
From net realized gain on investments	—	—		(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.09)	(0.08)		(0.14)	(0.14)	(0.14)

Net asset value at end of year	$8.32	$8.55		$8.50	$8.62	$8.56

Total investment return (b)	(1.66%)	1.59%		0.14%	2.39%	(3.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%	0.99	%(c)	1.34%	1.44%	1.24%
Net expenses	2.05%	1.98	%(d)	2.03%	2.01%	1.94%
Expenses (before waiver/reimbursement)	2.05%	1.99%		2.03%	2.01%	2.00%
Portfolio turnover rate (e)	20%	41%		13%	14%	28%
Net assets at end of year (in 000’s)	$9,472	$19,338		$17,073	$11,226	$12,593

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

20	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$8.64	$8.59		$8.71	$8.65	$9.10

Net investment income (loss) (a)	0.20	0.19		0.22	0.23	0.21
Net realized and unrealized gain (loss) on investments	(0.22)	0.05		(0.09)	0.09	(0.41)

Total from investment operations	(0.02)	0.24		0.13	0.32	(0.20)

Less dividends and distributions:
From net investment income	(0.20)	(0.19)		(0.23)	(0.24)	(0.22)
From net realized gain on investments	—	—		(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.20)	(0.19)		(0.25)	(0.26)	(0.25)

Net asset value at end of year	$8.42	$8.64		$8.59	$8.71	$8.65

Total investment return (b)	(0.23%)	2.83%		1.41%	3.69%	(2.24%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%	2.16	%(c)	2.57%	2.70%	2.42%
Net expenses	0.75%	0.73	%(d)	0.75%	0.73%	0.78%
Expenses (before waiver/reimbursement)	0.75%	0.74%		0.75%	0.73%	0.84%
Portfolio turnover rate (e)	20%	41%		13%	14%	28%
Net assets at end of year (in 000’s)	$6,926	$14,061		$4,492	$10,020	$3,561

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.15%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.74%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Government Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale. Investor Class shares commenced operations on February 28, 2008. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class I shares are offered at NAV and are not subject to a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge.

Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices

22	MainStay Government Fund

on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, a security that was fair valued in such a manner is shown in the Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual

23

Notes to Financial Statements (continued)

funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and

(iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

24	MainStay Government Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, the Fund did not hold any futures contracts.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without

25

Notes to Financial Statements (continued)

physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(K)  Government Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. Government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of its average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion.

During the year ended October 31, 2017, the effective management fee rate (exclusive of any applicable waiver/reimbursements) was 0.50%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for the Fund’s Class A shares do not exceed 1.00% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund except Class R6. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $716,225.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

26	MainStay Government Fund

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $5,785 and $4,155, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $11,573, $1, $14,005 and $2,858, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$82,735
Investor Class	144,815
Class B	22,794
Class C	50,998
Class I	9,590

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$126,025,637	$4,441,108	$(884,580)	$3,556,528

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$44,827	$(1,207,372)	$(16,038)	$3,556,528	$2,377,945

Other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$22,637	$(22,637)	$—

The reclassifications for the Fund are primarily due to Mortgage Roll Adjustment.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $1,207,372 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$806	$401

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$2,735,795	$2,938,970

27

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of U.S. Government securities were $27,958 and $67,227, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,082 and $578, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	442,066	$3,696,298
Shares issued to shareholders in reinvestment of dividends and distributions	185,394	1,545,806
Shares redeemed	(3,049,836)	(25,436,408)

Net increase (decrease) in shares outstanding before conversion	(2,422,376)	(20,194,304)
Shares converted into Class A (See Note 1)	1,563,241	13,077,517
Shares converted from Class A (See Note 1)	(92,688)	(772,095)

Net increase (decrease)	(951,823)	$(7,888,882)

Year ended October 31, 2016:
Shares sold	1,671,833	$14,300,084
Shares issued to shareholders in reinvestment of dividends and distributions	193,141	1,650,198
Shares redeemed	(1,755,494)	(14,999,000)

Net increase (decrease) in shares outstanding before conversion	109,480	951,282
Shares converted into Class A (See Note 1)	281,575	2,406,374
Shares converted from Class A (See Note 1)	(84,395)	(722,690)

Net increase (decrease)	306,660	$2,634,966

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	130,052	$1,093,794
Shares issued to shareholders in reinvestment of dividends and distributions	73,026	611,415
Shares redeemed	(607,500)	(5,096,604)

Net increase (decrease) in shares outstanding before conversion	(404,422)	(3,391,395)
Shares converted into Investor Class (See Note 1)	169,422	1,419,001
Shares converted from Investor Class (See Note 1)	(1,539,319)	(12,939,187)

Net increase (decrease)	(1,774,319)	$(14,911,581)

Year ended October 31, 2016:
Shares sold	283,003	$2,429,081
Shares issued to shareholders in reinvestment of dividends and distributions	80,330	688,984
Shares redeemed	(607,459)	(5,214,634)

Net increase (decrease) in shares outstanding before conversion	(244,126)	(2,096,569)
Shares converted into Investor Class (See Note 1)	189,526	1,626,591
Shares converted from Investor Class (See Note 1)	(246,625)	(2,116,170)

Net increase (decrease)	(301,225)	$(2,586,148)

28	MainStay Government Fund

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	39,552	$330,200
Shares issued to shareholders in reinvestment of dividends and distributions	6,476	53,997
Shares redeemed	(212,714)	(1,777,702)

Net increase (decrease) in shares outstanding before conversion	(166,686)	(1,393,505)
Shares converted from Class B (See Note 1)	(101,530)	(847,690)

Net increase (decrease)	(268,216)	$(2,241,195)

Year ended October 31, 2016:
Shares sold	194,937	$1,665,656
Shares issued to shareholders in reinvestment of dividends and distributions	8,341	71,211
Shares redeemed	(210,091)	(1,795,096)

Net increase (decrease) in shares outstanding before conversion	(6,813)	(58,229)
Shares converted from Class B (See Note 1)	(139,939)	(1,194,105)

Net increase (decrease)	(146,752)	$(1,252,334)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	130,417	$1,087,194
Shares issued to shareholders in reinvestment of dividends and distributions	12,652	105,425
Shares redeemed	(1,266,564)	(10,556,654)

Net increase (decrease)	(1,123,495)	$(9,364,035)

Year ended October 31, 2016:
Shares sold	1,197,365	$10,197,898
Shares issued to shareholders in reinvestment of dividends and distributions	19,643	167,630
Shares redeemed	(963,265)	(8,238,085)

Net increase (decrease)	253,743	$2,127,443

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,565,649	$21,605,204
Shares issued to shareholders in reinvestment of dividends and distributions	24,623	207,152
Shares redeemed	(3,402,111)	(28,707,918)

Net increase (decrease) in shares outstanding before conversion	(811,839)	(6,895,562)
Shares converted into Class I (See Note 1)	7,422	62,454

Net increase (decrease)	(804,417)	$(6,833,108)

Year ended October 31, 2016:
Shares sold	1,769,610	$15,373,740
Shares issued to shareholders in reinvestment of dividends and distributions	14,742	127,362
Shares redeemed	(679,762)	(5,895,739)

Net increase (decrease)	1,104,590	$9,605,363

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Government Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Government Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

30	MainStay Government Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Funds and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
2,644,056,263.750	21,799,781.292	2,665,856,045.042

David H. Chow:

Votes For	Votes Witheld	Total
2,644,576,776.557	21,279,268.485	2,665,856,045.042

Susan B. Kerley:

Votes For	Votes Witheld	Total
2,645,459,747.343	20,396,297.699	2,665,856,045.042

Alan R. Latshaw:

Votes For	Votes Witheld	Total
2,644,443,039.401	21,413,005.641	2,665,856,045.042

Peter Meenan:

Votes For	Votes Witheld	Total
2,640,156,421.578	25,699,623.464	2,665,856,045.042

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
2,641,415,514.849	24,440,530.193	2,665,856,045.042

Jacques P. Perold:

Votes For	Votes Witheld	Total
2,645,300,993.731	20,555,051.311	2,665,856,045.042

Richard S. Trutanic:

Votes For	Votes Witheld	Total
2,641,761,336.311	24,094,708.731	2,665,856,045.042

Federal Income Tax Information

(Unaudited)

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October  31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay Government Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Government Fund

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716016 MS286-17	MSG11-12/17 (NYLIM) NL211

MainStay High Yield Corporate Bond Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	2.10 6.91%	4.62 5.59%	5.83 6.32%	0.95 0.95%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	2.09 6.90	4.60 5.57	6.47 6.97	1.03 1.03
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	1.06 6.06	4.44 4.75	5.48 5.48	1.78 1.78
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	4.87 5.87	4.75 4.75	5.46 5.46	1.78 1.78
Class I Shares	No Sales Charge		1/2/2004	7.17	5.89	6.60	0.70
Class R1 Shares	No Sales Charge		6/29/2012	7.07	5.75	6.37	0.80
Class R2 Shares	No Sales Charge		5/1/2008	6.80	5.48	6.80	1.05
Class R3 Shares	No Sales Charge		2/29/2016	6.58	13.30	N/A	1.30
Class R6 Shares	No Sales Charge		6/17/2013	7.36	5.78	N/A	0.58

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index[4]	9.14%	6.30%	7.78%
Credit Suisse High Yield Index[5]	9.02	6.17	7.40
Morningstar High Yield Bond Category Average[6]	7.93	5.01	6.20

4.	The ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Credit Suisse High Yield Index is the Fund’s secondary benchmark. The
Credit Suisse High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,027.70	$4.96	$1,020.30	$4.94	0.97%

Investor Class Shares	$1,000.00	$1,027.60	$5.26	$1,020.00	$5.24	1.03%

Class B Shares	$1,000.00	$1,023.50	$9.08	$1,016.20	$9.05	1.78%

Class C Shares	$1,000.00	$1,023.50	$9.08	$1,016.20	$9.05	1.78%

Class I Shares	$1,000.00	$1,028.90	$3.68	$1,021.60	$3.67	0.72%

Class R1 Shares	$1,000.00	$1,028.40	$4.14	$1,021.10	$4.13	0.81%

Class R2 Shares	$1,000.00	$1,027.10	$5.47	$1,019.80	$5.45	1.07%

Class R3 Shares	$1,000.00	$1,026.10	$6.74	$1,018.60	$6.72	1.32%

Class R6 Shares	$1,000.00	$1,029.80	$2.97	$1,022.30	$2.96	0.58%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 4.00%–6.836%, due 1/15/22–4/15/27

2.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%–5.875%, due 9/30/22–2/1/28

3.	HCA, Inc., 4.25%–8.36%, due 10/15/19–11/6/33

4.	Equinix, Inc., 5.375%–5.875%, due 1/1/22–5/15/27

5.	Exide Technologies
6.	Freeport McMoRan, Inc., 6.50%–6.875%, due 11/15/20–2/15/23

7.	Micron Technology, Inc., 5.25%–7.50%, due 8/1/23–2/1/25

8.	Comstock Resources, Inc.

9.	Carlson Travel, Inc., 6.75%–9.50%, due 12/15/23–12/15/24

10.	MPLX, L.P., 4.875%–5.50%, due 2/15/23–6/1/25

8	MainStay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Corporate Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 6.91% for Class A shares, 6.90% for Investor Class shares, 6.06% for Class B shares and 5.87% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 7.17%, Class R1 shares returned 7.07%, Class R2 shares returned 6.80%, Class R3 shares returned 6.58% and Class R6 shares returned 7.36%. For the 12 months ended October 31, 2017, all share classes underperformed the 9.14% return of the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index,1 which is the Fund’s primary benchmark; the 9.02% return of the Credit Suisse High Yield Index,1 which is the Fund’s secondary benchmark (formerly the Fund’s primary benchmark); and the 7.93% return of the Morningstar High Yield Bond Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2017, the Fund selected the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index as its primary benchmark as a replacement for the Credit Suisse High Yield Index. The Fund selected the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index as its primary benchmark because it believes that this index is more reflective of its current investment style than the Credit Suisse High Yield Index.

What factors affected the Fund’s relative performance during the reporting period?

The current market environment continues to favor higher-yielding, lower-quality issues, with CCC-rated3 and distressed credits having outperformed the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index throughout the reporting period. The Fund’s security selection in CCC-rated credits underperformed comparably rated securities in the Index during the reporting period. Given the narrowing in spreads4 of CCC-rated bonds relative to the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index, the Fund reduced its exposure to lower-quality securities that have appreciated in price.

What was the Fund’s duration5 strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning during the reporting period resulted from our bottom-up investment process. During the reporting period, the Fund’s duration was shorter than that of the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index. As of October 31, 2017, the Fund’s modified duration to worst6 was approximately 3.0 years, which was shorter than the 3.5-year duration of the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index on the same date.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

High-yield spreads have continued to tighten into 2017 from the wide levels experienced in February 2016, especially in the commodity and in CCC-rated sectors, both of which significantly outperformed the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index during the reporting period. As a result, the Fund began to reduce positions in the areas of the high-yield market that had appreciated in price because of relative value, and the Fund added to higher-quality positions at risk-adjusted yields that in our view were relatively attractive.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

Security selection in the retail sector contributed positively to the Fund’s performance relative to the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index, aided by the Fund’s position in specialty retailers and by our avoidance of bonds issued by department stores, which fell in price during the reporting period. (Contributions take weightings and total returns into account.) In the automotive sector, security selection, coupled with an overweight position relative to the Index, contributed positively to the Fund’s relative performance. Relative performance was helped by the Fund’s positions in auto parts distributors and service centers.

The Fund’s underweight position in the energy sector, specifically in oil field equipment & services companies, detracted from

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar High Yield Bond Category Average.
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

relative performance, as that industry outperformed the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index during the reporting period. Credit selection in the utilities sector was negative because the Fund held a position in Texas-based electricity provider Reliant Energy, which detracted from relative performance. Security selection in the capital goods sector also detracted from the Fund’s relative performance, as the Fund’s position in auto parts manufacturing company Exide Technologies lagged the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund purchased bonds in Big River Steel, the newest flat-rolled steel plant in the United States. The bond carries a secured first lien on the company’s assets. The Fund also increased its position in mobile communications provider T-Mobile. T-Mobile has strategically important assets and has grown free cash flow with moderate leverage relative to its peers.

During the reporting period, the Fund sold its entire position in musical instrument retailer Guitar Center. The company continued to see declining same-store sales, as well as weakening margin trends across its businesses. The Fund also eliminated its position in The Fresh Market, a regional grocer and specialty food retailer.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, there were no material changes to the Fund’s sector weightings. The Fund’s credit risk profile was also largely unchanged during the reporting period. There were small increases in the Fund’s weightings in the media and capital goods sectors because of valuations and yield levels that we found attractive. During the reporting period, the Fund reduced its exposure to the automotive and transportation sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund held overweight positions relative to the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index in the basic industry, automotive and consumer goods sectors. As of the same date, the Fund held underweight positions relative to the Index in the banking, health care and telecommunications sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Corporate Bond Fund

Portfolio of Investments October 31, 2017

	Principal Amount	Value
Long-Term Bonds 92.5%† Convertible Bonds 2.1%
Auto Parts & Equipment 0.5%
♦Exide Technologies (a)(b)(c)(d)
7.00% (7.00% PIK), due 4/30/25	$79,988,767	$36,874,821
7.25% (7.25% PIK), due 4/30/25 (e)	19,200,000	17,702,400

		54,577,221

Media 0.3%
DISH Network Corp. 3.375%, due 8/15/26	26,910,000	29,079,619

Mining 0.6%
Aleris International, Inc. 6.00%, due 6/1/20 (a)(c)(d)(f)	11,797	10,662
Detour Gold Corp. 5.50%, due 11/30/17	60,973,000	61,277,865

		61,288,527

Oil & Gas 0.4%
♦Comstock Resources, Inc. (b)
7.75% (7.75% PIK), due 4/1/19	13,937,099	11,289,050
9.50% (9.50% PIK), due 6/15/20	32,776,617	25,893,528

		37,182,578

Real Estate Investment Trusts 0.3%
VEREIT, Inc. 3.75%, due 12/15/20	30,668,000	31,894,873

Total Convertible Bonds (Cost $242,705,934)		214,022,818

Corporate Bonds 89.7%
Advertising 0.6%
Lamar Media Corp.
5.00%, due 5/1/23	2,500,000	2,581,550
5.375%, due 1/15/24	4,515,000	4,740,750
5.75%, due 2/1/26	5,015,000	5,409,931
5.875%, due 2/1/22	27,771,000	28,499,989
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.25%, due 2/15/22	14,600,000	15,074,500
5.625%, due 2/15/24	7,556,000	7,952,690

		64,259,410

Aerospace & Defense 1.5%
KLX, Inc. 5.875%, due 12/1/22 (e)	40,655,000	42,535,294
Orbital ATK, Inc.
5.25%, due 10/1/21	5,235,000	5,385,506
5.50%, due 10/1/23	14,135,000	15,044,941
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	10,035,000	10,414,943

	Principal Amount	Value
Aerospace & Defense (continued)
TransDigm, Inc.
5.50%, due 10/15/20	$4,015,000	$4,070,206
6.00%, due 7/15/22	6,935,000	7,195,063
6.50%, due 7/15/24	27,691,000	28,590,957
6.50%, due 5/15/25	17,230,000	17,768,437
Triumph Group, Inc. 7.75%, due 8/15/25 (e)	18,015,000	19,253,531

		150,258,878

Apparel 0.3%
Hanesbrands, Inc. 4.875%, due 5/15/26 (e)	9,000,000	9,258,750
William Carter Co. 5.25%, due 8/15/21	17,560,000	18,042,900

		27,301,650

Auto Manufacturers 1.1%
BCD Acquisition, Inc. 9.625%, due 9/15/23 (e)	22,615,000	24,706,888
Ford Holdings LLC
9.30%, due 3/1/30	18,195,000	25,678,718
9.375%, due 3/1/20	1,695,000	1,949,323
Ford Motor Co. 9.98%, due 2/15/47	980,000	1,559,070
General Motors Financial Co., Inc. 6.75%, due 6/1/18	15,000,000	15,423,376
McLaren Finance PLC 5.75%, due 8/1/22 (e)	25,035,000	25,766,022
Wabash National Corp. 5.50%, due 10/1/25 (e)	16,590,000	16,923,459

		112,006,856

Auto Parts & Equipment 3.4%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (e)	22,040,000	22,673,650
Allison Transmission, Inc. 5.00%, due 10/1/24 (e)	3,000,000	3,127,500
American Axle & Manufacturing, Inc. (e)
6.25%, due 4/1/25	18,621,000	19,086,525
6.50%, due 4/1/27	16,000,000	16,340,000
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (e)	1,025,000	1,063,438
Dana Financing Luxembourg S.A.R.L. 5.75%, due 4/15/25 (e)	13,190,000	13,981,400
♦Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/22 (a)(b)(c)(d)(e)	99,727,055	80,579,460
Goodyear Tire & Rubber Co.
4.875%, due 3/15/27	12,405,000	12,622,087
5.125%, due 11/15/23	5,000,000	5,150,000

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings or issuers held, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
IHO Verwaltungs GmbH (b)(e)
4.125% (4.125% Cash or 4.875% PIK), due 9/15/21	$28,735,000	$29,309,700
4.50% (4.50% Cash or 5.25% PIK), due 9/15/23	27,055,000	27,900,469
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	20,145,000	20,547,900
International Automotive Components Group S.A. 9.125%, due 6/1/18 (e)	13,980,000	13,980,000
Meritor, Inc. 6.75%, due 6/15/21	7,573,000	7,828,589
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (e)	24,020,000	25,100,900
Schaeffler Finance B.V. 4.75%, due 5/15/23 (e)	24,030,000	24,720,862
Tenneco, Inc. 5.00%, due 7/15/26	16,318,000	16,761,850
Titan International, Inc. 6.875%, due 10/1/20	4,447,000	4,580,410
ZF North America Capital, Inc. 4.75%, due 4/29/25 (e)	10,800,000	11,340,000

		356,694,740

Banks 0.2%
Citigroup, Inc. 6.30%, due 5/15/24 (g)(h)	3,750,000	4,076,400
Provident Funding Associates, L.P. / PFG Finance Corp. 6.375%, due 6/15/25 (e)	16,750,000	17,713,125
Wells Fargo & Co. 5.90%, due 6/15/24 (g)(h)	1,715,000	1,880,583

		23,670,108

Biotechnology 0.3%
AMAG Pharmaceuticals, Inc. 7.875%, due 9/1/23 (e)	28,045,000	28,535,788

Building Materials 1.5%
Airxcel, Inc. 8.50%, due 2/15/22 (e)	9,635,000	10,213,100
BMC East LLC 5.50%, due 10/1/24 (e)	10,000,000	10,475,000
Gibraltar Industries, Inc. 6.25%, due 2/1/21	11,600,000	11,904,500
Griffon Corp. 5.25%, due 3/1/22 (e)	7,145,000	7,250,032
James Hardie International Finance, Ltd. 5.875%, due 2/15/23 (e)	31,950,000	33,547,500

	Principal Amount	Value
Building Materials (continued)
RSI Home Products, Inc. 6.50%, due 3/15/23 (e)	$11,000,000	$11,522,500
Standard Industries, Inc. 5.125%, due 2/15/21 (e)	7,645,000	7,883,906
Summit Materials LLC / Summit Materials Finance Corp.
5.125%, due 6/1/25 (e)	5,000,000	5,062,500
6.125%, due 7/15/23	35,515,000	36,846,812
8.50%, due 4/15/22	17,520,000	19,578,600
USG Corp. 4.875%, due 6/1/27 (e)	5,000,000	5,187,500

		159,471,950

Chemicals 2.2%
Blue Cube Spinco, Inc.
9.75%, due 10/15/23	32,610,000	38,724,375
10.00%, due 10/15/25	25,375,000	30,894,063
GCP Applied Technologies, Inc. 9.50%, due 2/1/23 (e)	26,760,000	29,971,200
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (e)	23,525,000	23,760,250
NOVA Chemicals Corp. (e)
4.875%, due 6/1/24	19,795,000	20,166,156
5.25%, due 8/1/23	10,000,000	10,312,500
5.25%, due 6/1/27	10,900,000	11,118,000
Olin Corp. 5.50%, due 8/15/22	19,094,000	20,430,580
PolyOne Corp. 5.25%, due 3/15/23	32,754,000	35,210,550
PQ Corp. 6.75%, due 11/15/22 (e)	1,385,000	1,495,800
Westlake Chemical Corp. 4.625%, due 2/15/21	3,660,000	3,769,800

		225,853,274

Coal 0.4%
CONSOL Energy, Inc.
5.875%, due 4/15/22	15,035,000	15,335,700
8.00%, due 4/1/23	28,045,000	30,008,150

		45,343,850

Commercial Services 4.4%
Ashtead Capital, Inc. (e)
4.125%, due 8/15/25	6,015,000	6,060,113
4.375%, due 8/15/27	8,010,000	8,110,125
5.625%, due 10/1/24	18,785,000	19,988,179
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, due 4/1/23	26,923,000	27,259,538
6.375%, due 4/1/24 (e)	24,370,000	25,283,875

12	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Cimpress N.V. 7.00%, due 4/1/22 (e)	$37,845,000	$39,406,106
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (e)	9,500,000	9,500,000
Gartner, Inc. 5.125%, due 4/1/25 (e)	34,051,000	36,008,932
Great Lakes Dredge & Dock Corp. 8.00%, due 5/15/22	15,665,000	16,448,250
IHS Markit, Ltd. (e)
4.75%, due 2/15/25	13,010,000	13,758,075
5.00%, due 11/1/22	65,020,000	69,896,500
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (e)	14,976,000	15,631,200
Laureate Education, Inc. 8.25%, due 5/1/25 (e)	11,015,000	11,854,894
Nielsen Co. Luxembourg S.A.R.L. (e)
5.00%, due 2/1/25	27,015,000	27,960,525
5.50%, due 10/1/21	4,500,000	4,635,000
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	13,715,000	13,903,581
5.00%, due 4/15/22 (e)	61,935,000	63,793,050
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (e)	12,920,000	13,598,300
United Rentals North America, Inc.
4.625%, due 7/15/23	10,600,000	11,050,500
4.625%, due 10/15/25	5,000,000	5,115,750
4.875%, due 1/15/28	3,000,000	3,015,000
WEX, Inc. 4.75%, due 2/1/23 (e)	9,823,000	10,068,575

		452,346,068

Computers 0.5%
Conduent Finance, Inc. / Conduent Business Services LLC 10.50%, due 12/15/24 (e)	5,855,000	6,894,263
Exela Intermediate LLC / Exela Finance, Inc. 10.00%, due 7/15/23 (e)	13,390,000	12,820,925
NCR Corp. 6.375%, due 12/15/23	28,370,000	30,215,752

		49,930,940

Cosmetics & Personal Care 0.5%
Edgewell Personal Care Co.
4.70%, due 5/19/21	33,940,000	35,806,700
4.70%, due 5/24/22	19,403,000	20,615,687

		56,422,387

	Principal Amount	Value
Distribution & Wholesale 0.2%
American Tire Distributors, Inc. 10.25%, due 3/1/22 (e)	$16,785,000	$17,519,344
H&E Equipment Services, Inc. 5.625%, due 9/1/25 (e)	4,015,000	4,240,844

		21,760,188

Diversified Financial Services 3.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.625%, due 10/30/20	9,250,000	9,825,697
5.00%, due 10/1/21	16,340,000	17,663,532
Ally Financial, Inc. 8.00%, due 11/1/31	901,000	1,189,320
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (e)	25,930,000	26,318,950
Credit Acceptance Corp.
6.125%, due 2/15/21	8,362,000	8,508,335
7.375%, due 3/15/23	25,095,000	26,349,750
Drawbridge Special Opportunities Fund, L.P. / Drawbridge Special Opportunities Finance 5.00%, due 8/1/21 (e)	22,000,000	22,645,730
Jefferies Finance LLC / JFIN Co-Issuer Corp. (e)
7.25%, due 8/15/24	11,250,000	11,489,063
6.875%, due 4/15/22	1,600,000	1,616,000
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (e)
5.25%, due 3/15/22	22,070,000	22,842,450
5.25%, due 10/1/25	8,700,000	8,667,375
5.875%, due 8/1/21	25,700,000	26,535,250
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (e)	18,090,000	19,130,175
LPL Holdings, Inc. 5.75%, due 9/15/25 (e)	25,445,000	26,462,800
Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50%, due 8/1/18	12,000,000	12,030,000
7.875%, due 10/1/20	6,025,000	6,160,563
Ocwen Loan Servicing LLC 8.375%, due 11/15/22 (e)	17,015,000	17,100,075
OneMain Financial Holdings LLC 6.75%, due 12/15/19 (e)	3,000,000	3,112,500
VFH Parent LLC / Orchestra Co-Issuer, Inc. 6.75%, due 6/15/22 (e)	26,865,000	27,934,227
Werner FinCo, L.P. / Werner FinCo, Inc. 8.75%, due 7/15/25 (e)	11,430,000	11,772,900

		307,354,692

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric 2.1%
Calpine Corp.
5.75%, due 1/15/25	$3,485,000	$3,310,750
5.875%, due 1/15/24 (e)	20,321,000	21,032,235
6.00%, due 1/15/22 (e)	34,773,000	35,903,122
GenOn Energy, Inc. (i)(j)
7.875%, due 6/15/17	81,632,000	58,366,880
9.50%, due 10/15/18	59,085,000	41,654,925
NRG Energy, Inc.
6.25%, due 5/1/24	5,010,000	5,323,125
6.625%, due 1/15/27	22,015,000	23,445,975
NRG REMA LLC Series C 9.681%, due 7/2/26	38,680,000	27,462,800
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,927,000	3,022,428

		219,522,240

Electrical Components & Equipment 0.7%
General Cable Corp. 5.75%, due 10/1/22	45,055,000	46,181,375
WESCO Distribution, Inc. 5.375%, due 12/15/21	20,549,000	21,177,799

		67,359,174

Engineering & Construction 0.5%
Tutor Perini Corp. 6.875%, due 5/1/25 (e)	10,010,000	10,798,287
Weekley Homes LLC / Weekley Finance Corp.
6.00%, due 2/1/23	26,379,000	25,851,420
6.625%, due 8/15/25 (e)	11,015,000	10,712,088

		47,361,795

Entertainment 1.2%
Churchill Downs, Inc. 5.375%, due 12/15/21	24,615,000	25,261,143
Eldorado Resorts, Inc. 6.00%, due 4/1/25	6,590,000	6,952,450
GLP Capital, L.P. / GLP Financing II, Inc.
4.875%, due 11/1/20	2,000,000	2,110,000
5.375%, due 4/15/26	6,860,000	7,425,950
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (e)	10,359,000	11,187,720
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (e)	18,020,000	18,038,020
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (e)	15,855,000	15,954,094
Sterling Entertainment Enterprises LLC 9.75%, due 12/15/19 (a)(c)(d)(f)	35,000,000	36,312,500

		123,241,877

	Principal Amount	Value
Food 2.1%
B&G Foods, Inc.
4.625%, due 6/1/21	$16,520,000	$16,850,400
5.25%, due 4/1/25	16,250,000	16,595,313
C&S Group Enterprises LLC 5.375%, due 7/15/22 (e)	52,250,000	50,682,500
Ingles Markets, Inc. 5.75%, due 6/15/23	17,707,000	17,397,127
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (e)	25,080,000	25,205,400
Land O' Lakes, Inc. 6.00%, due 11/15/22 (e)	26,400,000	29,667,000
Land O'Lakes Capital Trust I 7.45%, due 3/15/28 (e)	16,324,000	19,099,080
Post Holdings, Inc. 5.75%, due 3/1/27 (e)	3,000,000	3,116,250
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (e)	18,285,000	19,564,950
Wells Enterprises, Inc. 6.75%, due 2/1/20 (e)	22,457,000	23,018,425

		221,196,445

Forest Products & Paper 0.8%
Mercer International, Inc. 6.50%, due 2/1/24	16,933,000	17,906,647
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	52,580,000	63,884,700

		81,791,347

Gas 0.7%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	6,575,000	6,722,938
5.625%, due 5/20/24	24,506,000	25,823,197
5.75%, due 5/20/27	19,060,000	19,465,025
5.875%, due 8/20/26	24,425,000	25,402,000

		77,413,160

Health Care—Products 0.5%
Alere, Inc. 6.50%, due 6/15/20	895,000	909,544
Halyard Health, Inc. 6.25%, due 10/15/22	11,331,000	11,847,694
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (e)	13,765,000	14,487,662
Hologic, Inc. (e)
4.375%, due 10/15/25	11,000,000	11,176,000
5.25%, due 7/15/22	12,730,000	13,286,937

		51,707,837

Health Care—Services 4.8%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	24,930,000	25,603,110
6.50%, due 3/1/24	11,580,000	12,202,425

14	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
Centene Corp.
4.75%, due 1/15/25	$11,965,000	$12,353,863
5.625%, due 2/15/21	14,930,000	15,489,875
6.125%, due 2/15/24	22,817,000	24,528,275
CHS / Community Health Systems, Inc. 6.25%, due 3/31/23	13,575,000	13,065,938
Fresenius Medical Care U.S. Finance II, Inc. (e)
5.625%, due 7/31/19	11,680,000	12,342,545
5.875%, due 1/31/22	4,500,000	5,024,655
6.50%, due 9/15/18	4,730,000	4,912,821
♦HCA, Inc.
4.25%, due 10/15/19	5,000,000	5,150,000
5.00%, due 3/15/24	9,959,000	10,494,296
5.25%, due 4/15/25	19,000,000	20,235,000
5.25%, due 6/15/26	11,805,000	12,557,569
5.375%, due 2/1/25	24,525,000	25,291,406
5.875%, due 3/15/22	12,030,000	13,172,850
5.875%, due 5/1/23	4,603,000	4,930,964
5.875%, due 2/15/26	19,500,000	20,499,375
7.50%, due 2/15/22	9,417,000	10,688,295
7.50%, due 12/15/23	1,500,000	1,725,000
7.50%, due 11/6/33	2,500,000	2,812,500
7.58%, due 9/15/25	8,020,000	9,162,850
7.69%, due 6/15/25	29,225,000	33,170,375
8.36%, due 4/15/24	4,524,000	5,327,010
HealthSouth Corp. 5.75%, due 11/1/24	18,575,000	19,016,156
Molina Healthcare, Inc. 5.375%, due 11/15/22	19,025,000	19,795,512
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (e)	60,250,000	64,844,062
Tenet Healthcare Corp.
4.625%, due 7/15/24 (e)	9,800,000	9,640,750
5.125%, due 5/1/25 (e)	10,000,000	9,737,500
6.00%, due 10/1/20	8,000,000	8,400,000
6.75%, due 6/15/23	10,020,000	9,406,275
7.50%, due 1/1/22 (e)	3,785,000	3,983,713
8.125%, due 4/1/22	24,435,000	24,557,175
WellCare Health Plans, Inc. 5.25%, due 4/1/25	15,885,000	16,718,962
West Street Merger Sub, Inc. 6.375%, due 9/1/25 (e)	8,515,000	8,632,081

		495,473,183

Home Builders 2.0%
Ashton Woods USA LLC / Ashton Woods Finance Co. (e)
6.75%, due 8/1/25	11,496,000	11,381,040
6.875%, due 2/15/21	21,140,000	21,694,925

	Principal Amount	Value
Home Builders (continued)
Brookfield Residential Properties, Inc. (e)
6.375%, due 5/15/25	$6,665,000	$6,981,587
6.50%, due 12/15/20	24,800,000	25,327,000
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (e)	37,996,000	39,658,325
Century Communities, Inc. 6.875%, due 5/15/22	34,796,000	36,513,183
M/I Homes, Inc. 5.625%, due 8/1/25	10,000,000	10,162,500
Mattamy Group Corp. 6.50%, due 10/1/25 (e)	17,020,000	17,743,350
New Home Co., Inc. 7.25%, due 4/1/22	20,030,000	20,931,350
Shea Homes, L.P. / Shea Homes Funding Corp. (e)
5.875%, due 4/1/23	4,365,000	4,528,688
6.125%, due 4/1/25	5,610,000	5,834,400
Toll Brothers Finance Corp. 5.875%, due 2/15/22	5,000,000	5,543,750

		206,300,098

Household Products & Wares 0.8%
Prestige Brands, Inc. 6.375%, due 3/1/24 (e)	31,308,000	33,343,020
Spectrum Brands, Inc.
5.75%, due 7/15/25	19,492,000	20,704,013
6.625%, due 11/15/22	27,090,000	28,159,513

		82,206,546

Insurance 1.4%
American Equity Investment Life Holding Co. 5.00%, due 6/15/27	27,640,000	29,003,033
Fairfax Financial Holdings, Ltd.
7.375%, due 4/15/18	9,092,000	9,314,995
8.30%, due 4/15/26	5,435,000	6,665,393
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (e)	30,178,000	31,083,340
MGIC Investment Corp. 5.75%, due 8/15/23	30,580,000	33,638,000
Radian Group, Inc. 4.50%, due 10/1/24	10,225,000	10,480,625
USIS Merger Sub, Inc. 6.875%, due 5/1/25 (e)	20,000,000	20,750,000

		140,935,386

Internet 2.2%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (e)	17,046,000	18,004,837
Match Group, Inc.
6.375%, due 6/1/24	4,760,000	5,170,550
6.75%, due 12/15/22	55,699,000	57,439,594

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
Netflix, Inc.
4.875%, due 4/15/28 (e)	$16,440,000	$16,340,538
5.375%, due 2/1/21	10,580,000	11,294,150
5.50%, due 2/15/22	17,305,000	18,537,981
5.75%, due 3/1/24	34,256,000	36,696,740
5.875%, due 2/15/25	10,411,000	11,239,716
Symantec Corp. 5.00%, due 4/15/25 (e)	13,860,000	14,483,700
VeriSign, Inc.
4.625%, due 5/1/23	6,615,000	6,821,719
4.75%, due 7/15/27	7,015,000	7,225,450
5.25%, due 4/1/25	25,661,000	27,842,185

		231,097,160

Iron & Steel 1.3%
Allegheny Ludlum LLC 6.95%, due 12/15/25	11,518,000	11,633,180
Allegheny Technologies, Inc.
7.875%, due 8/15/23	18,170,000	19,918,862
9.375%, due 6/1/19	8,265,000	9,029,513
Big River Steel LLC / BRS Finance Corp. 7.25%, due 9/1/25 (e)	44,225,000	47,431,312
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 6.50%, due 5/15/21 (e)	47,055,000	49,172,475

		137,185,342

Leisure Time 1.6%
Brunswick Corp. 4.625%, due 5/15/21 (e)	22,433,000	22,828,533
♦Carlson Travel, Inc. (e)
6.75%, due 12/15/23	72,516,000	71,790,840
9.50%, due 12/15/24	41,365,000	38,779,688
Vista Outdoor, Inc. 5.875%, due 10/1/23	32,352,000	33,403,440

		166,802,501

Lodging 0.8%
Boyd Gaming Corp. 6.375%, due 4/1/26	4,015,000	4,406,463
Choice Hotels International, Inc. 5.75%, due 7/1/22	29,270,000	32,416,525
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24	12,220,000	12,479,675
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (e)	18,480,000	19,727,400
MGM Resorts International 6.75%, due 10/1/20	2,664,000	2,930,400
Station Casinos LLC 5.00%, due 10/1/25 (e)	15,910,000	15,929,887

		87,890,350

	Principal Amount	Value
Machinery—Construction & Mining 0.1%
BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, due 3/15/24 (e)	$10,025,000	$10,877,125

Machinery—Diversified 0.3%
Briggs & Stratton Corp. 6.875%, due 12/15/20	10,585,000	11,643,500
Tennant Co. 5.625%, due 5/1/25 (e)	10,365,000	10,818,469
Zebra Technologies Corp. 7.25%, due 10/15/22	8,325,000	8,793,281

		31,255,250

Media 6.9%
Altice Financing S.A. 7.50%, due 5/15/26 (e)	15,335,000	16,810,994
Altice Luxembourg S.A. 7.75%, due 5/15/22 (e)	3,495,000	3,700,331
Altice U.S. Finance I Corp. 5.375%, due 7/15/23 (e)	20,225,000	21,084,562
Block Communications, Inc. 6.875%, due 2/15/25 (e)	38,347,000	41,414,760
Cablevision Systems Corp. 7.75%, due 4/15/18	11,030,000	11,279,388
♦CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, due 2/1/28 (e)	51,215,000	50,830,887
5.125%, due 2/15/23	24,030,000	24,810,975
5.125%, due 5/1/23 (e)	14,918,000	15,552,015
5.125%, due 5/1/27 (e)	39,725,000	40,122,250
5.25%, due 9/30/22	3,010,000	3,100,300
5.375%, due 5/1/25 (e)	5,025,000	5,213,438
5.75%, due 2/15/26 (e)	29,345,000	30,680,197
5.875%, due 4/1/24 (e)	23,715,000	25,256,475
5.875%, due 5/1/27 (e)	7,930,000	8,304,296
Charter Communications Operating LLC / Charter Communications Operating Capital
3.579%, due 7/23/20	4,000,000	4,107,596
4.464%, due 7/23/22	6,165,000	6,510,698
Cogeco Communications, Inc. 4.875%, due 5/1/20 (e)	10,700,000	10,887,250
CSC Holdings LLC 10.125%, due 1/15/23 (e)	5,935,000	6,795,575
DISH DBS Corp.
5.125%, due 5/1/20	5,000,000	5,112,500
5.875%, due 7/15/22	10,020,000	10,076,413
5.875%, due 11/15/24	24,045,000	24,014,944
6.75%, due 6/1/21	3,065,000	3,218,250
Midcontinent Communications / Midcontinent Finance Corp. 6.875%, due 8/15/23 (e)	20,030,000	21,482,175

16	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Quebecor Media, Inc. 5.75%, due 1/15/23	$52,855,000	$57,347,675
SFR Group S.A. (e)
6.00%, due 5/15/22	47,210,000	49,216,425
6.25%, due 5/15/24	9,700,000	10,160,750
7.375%, due 5/1/26	22,815,000	24,526,125
Sirius XM Radio, Inc. 5.00%, due 8/1/27 (e)	7,010,000	7,071,338
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (e)	2,690,000	2,750,525
Videotron, Ltd.
5.00%, due 7/15/22	25,289,000	27,312,120
5.125%, due 4/15/27 (e)	21,735,000	22,848,919
5.375%, due 6/15/24 (e)	29,120,000	31,449,600
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	83,250,000	88,661,250

		711,710,996

Metal Fabricate & Hardware 1.3%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (e)	41,880,000	45,544,500
Novelis Corp. (e)
5.875%, due 9/30/26	30,900,000	31,846,158
6.25%, due 8/15/24	21,250,000	22,418,750
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (e)	18,775,000	18,962,750
Park-Ohio Industries, Inc. 6.625%, due 4/15/27 (e)	17,020,000	18,466,700

		137,238,858

Mining 3.5%
Alcoa Nederland Holding B.V. (e)
6.75%, due 9/30/24	7,910,000	8,792,123
7.00%, due 9/30/26	15,600,000	17,784,000
Aleris International, Inc.
7.875%, due 11/1/20	43,612,000	43,528,265
9.50%, due 4/1/21 (e)	44,005,000	46,920,331
First Quantum Minerals, Ltd. 7.25%, due 4/1/23 (e)	16,740,000	17,702,550
♦Freeport McMoRan, Inc.
6.50%, due 11/15/20	34,975,000	35,630,781
6.75%, due 2/1/22	21,026,000	21,867,040
6.875%, due 2/15/23	68,126,000	74,520,988
Hecla Mining Co. 6.875%, due 5/1/21	42,858,000	43,929,450
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (e)	9,500,000	10,735,000
Lundin Mining Corp. (e)
7.50%, due 11/1/20	3,500,000	3,640,350
7.875%, due 11/1/22	10,015,000	10,841,238

	Principal Amount	Value
Mining (continued)
Petra Diamonds U.S. Treasury PLC 7.25%, due 5/1/22 (e)	$23,645,000	$23,479,485

		359,371,601

Miscellaneous—Manufacturing 1.3%
Amsted Industries, Inc. 5.00%, due 3/15/22 (e)	18,260,000	18,853,450
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (e)	28,950,000	27,719,625
EnPro Industries, Inc.
5.875%, due 9/15/22	17,495,000	18,304,144
5.875%, due 9/15/22 (e)	6,800,000	7,114,500
Fxi Holdings, Inc. 7.875%, due 11/1/24 (e)	4,000,000	4,055,000
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (e)	36,494,000	37,543,202
Koppers, Inc. 6.00%, due 2/15/25 (e)	17,475,000	18,741,938

		132,331,859

Oil & Gas 7.6%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.00%, due 4/1/22 (e)	20,515,000	22,258,775
California Resources Corp.
5.00%, due 1/15/20	53,170,000	35,092,200
8.00%, due 12/15/22 (e)	28,035,000	18,503,100
Callon Petroleum Co. 6.125%, due 10/1/24	22,540,000	23,441,600
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
6.50%, due 4/15/21	4,000,000	3,915,000
7.625%, due 1/15/22	4,161,000	4,077,780
11.50%, due 1/15/21 (e)	33,285,000	38,319,356
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20	14,490,000	14,779,800
♦Comstock Resources, Inc. 10.00% (10.00% Cash or 12.25% PIK), due 3/15/20 (b)	71,610,000	74,116,350
Continental Resources, Inc. 5.00%, due 9/15/22	22,040,000	22,287,950
Delek Logistics Partners, L.P. 6.75%, due 5/15/25 (e)	10,445,000	10,640,844
Gulfport Energy Corp.
6.00%, due 10/15/24	47,184,000	47,184,000
6.375%, due 5/15/25	21,725,000	22,050,875
6.375%, due 1/15/26 (e)	5,000,000	5,050,000
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22	5,102,000	3,966,805

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Matador Resources Co. 6.875%, due 4/15/23	$12,665,000	$13,393,238
Murphy Oil Corp. 6.875%, due 8/15/24	9,590,000	10,309,250
Murphy Oil USA, Inc. 6.00%, due 8/15/23	23,635,000	24,787,206
Newfield Exploration Co.
5.625%, due 7/1/24	19,385,000	20,960,031
5.75%, due 1/30/22	14,140,000	15,200,500
Oasis Petroleum, Inc. 6.875%, due 3/15/22	7,500,000	7,687,500
Parsley Energy LLC / Parsley Finance Corp. (e)
5.25%, due 8/15/25	14,125,000	14,266,250
5.625%, due 10/15/27	7,000,000	7,223,160
6.25%, due 6/1/24	6,100,000	6,466,000
PDC Energy, Inc.
6.125%, due 9/15/24	6,015,000	6,278,156
7.75%, due 10/15/22	34,910,000	36,393,675
PetroQuest Energy, Inc. 10.00% (1.00% Cash and 9.00% PIK), due 2/15/21 (b)	67,970,097	50,977,573
Range Resources Corp.
5.75%, due 6/1/21	23,225,000	23,919,427
5.875%, due 7/1/22	23,861,000	24,457,525
Rex Energy Corp. 8.00%, due 10/1/20	116,480,000	44,262,400
RSP Permian, Inc.
5.25%, due 1/15/25 (e)	10,300,000	10,480,250
6.625%, due 10/1/22	17,780,000	18,691,225
Southwestern Energy Co. 7.50%, due 4/1/26	17,195,000	17,839,812
Stone Energy Corp. 7.50%, due 5/31/22	24,562,822	24,132,973
WPX Energy, Inc.
6.00%, due 1/15/22	40,535,000	42,207,069
7.50%, due 8/1/20	22,420,000	24,325,700

		789,943,355

Oil & Gas Services 0.4%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	44,275,000	44,164,313

Packaging & Containers 0.0%‡
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.25%, due 5/15/24 (e)	1,200,000	1,318,500
Sealed Air Corp. 5.50%, due 9/15/25 (e)	2,465,000	2,717,663

		4,036,163

	Principal Amount	Value
Pharmaceuticals 0.7%
Catalent Pharma Solutions, Inc. 4.875%, due 1/15/26 (e)	$15,620,000	$15,854,300
Endo Finance LLC 5.75%, due 1/15/22 (e)	6,435,000	5,630,625
Endo Finance LLC / Endo Finco, Inc. 5.375%, due 1/15/23 (e)	20,000,000	16,100,000
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 2/1/25 (e)	7,000,000	5,565,000
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.50%, due 10/1/24 (e)	4,077,000	4,494,893
Valeant Pharmaceuticals International, Inc. (e)
5.50%, due 11/1/25	9,000,000	9,202,500
7.50%, due 7/15/21	17,015,000	16,738,506

		73,585,824

Pipelines 3.8%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp.
6.125%, due 10/15/21	1,010,000	1,042,825
6.25%, due 10/15/22	14,005,000	14,915,325
6.375%, due 5/1/24	5,005,000	5,480,475
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	3,074,497
9.625%, due 11/1/21	10,349,000	13,046,849
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp. 5.375%, due 9/15/24	12,015,000	12,495,600
Cheniere Corpus Christi Holdings LLC
5.875%, due 3/31/25	19,380,000	20,978,850
7.00%, due 6/30/24	2,000,000	2,282,500
Cheniere Energy Partners, L.P. 5.25%, due 10/1/25 (e)	10,015,000	10,315,450
Genesis Energy, L.P. / Genesis Energy Finance Corp.
5.75%, due 2/15/21	4,770,000	4,843,458
6.75%, due 8/1/22	44,670,000	46,121,775
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.00%, due 8/1/24 (e)	18,020,000	18,875,950
♦MPLX, L.P.
4.875%, due 12/1/24	27,495,000	29,902,374
4.875%, due 6/1/25	30,580,000	33,120,850
5.50%, due 2/15/23	36,010,000	37,079,497
NGPL PipeCo LLC (e)
4.375%, due 8/15/22	8,875,000	9,130,156
4.875%, due 8/15/27	16,630,000	17,212,050

18	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
NuStar Logistics, L.P.
6.75%, due 2/1/21	$17,215,000	$18,678,275
8.15%, due 4/15/18	6,454,000	6,631,485
Rockies Express Pipeline LLC (e)
6.00%, due 1/15/19	17,415,000	18,024,525
6.85%, due 7/15/18	3,000,000	3,082,500
Sabine Pass Liquefaction LLC 5.875%, due 6/30/26	25,290,000	28,611,258
SemGroup Corp. 6.375%, due 3/15/25 (e)	11,362,000	11,191,570
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. 5.50%, due 9/15/24 (e)	30,045,000	31,059,019

		397,197,113

Private Equity 0.0%‡
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	3,900,000	4,029,207

Real Estate 1.6%
AAF Holdings LLC / AAF Finance Co. 12.00% (12.00% Cash or 12.75% PIK), due 7/1/19 (b)(e)	36,070,960	37,874,508
CBRE Services, Inc.
5.00%, due 3/15/23	31,132,000	32,219,823
5.25%, due 3/15/25	11,505,000	12,662,398
Howard Hughes Corp. 5.375%, due 3/15/25 (e)	29,390,000	30,198,225
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, due 6/1/23 (e)	16,835,000	17,335,000
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (e)	32,565,000	32,646,412

		162,936,366

Real Estate Investment Trusts 4.3%
Crown Castle International Corp.
4.875%, due 4/15/22	2,000,000	2,167,186
5.25%, due 1/15/23	81,518,000	90,223,505
CTR Partnership LP / CareTrust Capital Corp. 5.25%, due 6/1/25	13,665,000	14,040,788
♦Equinix, Inc.
5.375%, due 1/1/22	20,391,000	21,305,129
5.375%, due 4/1/23	17,525,000	18,094,563
5.375%, due 5/15/27	50,650,000	54,258,812
5.75%, due 1/1/25	33,597,000	36,032,782
5.875%, due 1/15/26	32,425,000	35,140,594
FelCor Lodging, L.P. 5.625%, due 3/1/23	27,772,000	28,709,305

	Principal Amount	Value
Real Estate Investment Trusts (continued)
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	$13,000,000	$14,440,823
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.
4.50%, due 9/1/26	9,020,000	9,053,825
4.50%, due 1/15/28 (e)	7,000,000	6,982,500
5.625%, due 5/1/24	60,430,000	65,264,400
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.00%, due 10/15/27	20,025,000	20,575,687
Sabra Health Care, L.P. / Sabra Capital Corp.
5.375%, due 6/1/23	800,000	826,000
5.50%, due 2/1/21	5,050,000	5,207,813
SBA Communications Corp. 4.00%, due 10/1/22 (e)	13,000,000	13,195,000
Starwood Property Trust, Inc. 5.00%, due 12/15/21	10,000,000	10,475,000
VEREIT Operating Partnership, L.P. 4.125%, due 6/1/21	4,000,000	4,179,426

		450,173,138

Retail 3.9%
1011778 B.C. ULC / New Red Finance, Inc. 5.00%, due 10/15/25 (e)	10,000,000	10,187,500
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	50,273,000	53,038,015
Beacon Escrow Corp. 4.875%, due 11/1/25 (e)	12,195,000	12,343,779
Cumberland Farms, Inc. 6.75%, due 5/1/25 (e)	20,020,000	21,271,250
Dollar Tree, Inc. 5.75%, due 3/1/23	29,690,000	31,137,387
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (e)	45,301,000	45,527,505
GameStop Corp. 5.50%, due 10/1/19 (e)	8,025,000	8,195,531
Group 1 Automotive, Inc.
5.00%, due 6/1/22	16,040,000	16,556,488
5.25%, due 12/15/23 (e)	8,020,000	8,260,600
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (e)
4.75%, due 6/1/27	10,000,000	10,262,500
5.00%, due 6/1/24	16,490,000	17,396,950
5.25%, due 6/1/26	29,750,000	31,613,837
L Brands, Inc.
5.625%, due 2/15/22	9,110,000	9,743,145
5.625%, due 10/15/23	2,765,000	2,944,725

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
L Brands, Inc. (continued)
6.625%, due 4/1/21	$14,030,000	$15,450,538
6.75%, due 7/1/36	5,000,000	4,887,500
8.50%, due 6/15/19	3,395,000	3,709,038
Men's Wearhouse, Inc. 7.00%, due 7/1/22	44,616,000	42,385,200
Penske Automotive Group, Inc. 5.75%, due 10/1/22	27,491,000	28,358,891
Rite Aid Corp.
6.125%, due 4/1/23 (e)	34,555,000	32,136,150
6.75%, due 6/15/21	2,000,000	1,987,500

		407,394,029

Semiconductors 1.3%
♦Micron Technology, Inc.
5.25%, due 8/1/23 (e)	18,305,000	19,158,013
5.25%, due 1/15/24 (e)	8,000,000	8,410,000
5.50%, due 2/1/25	23,054,000	24,494,875
7.50%, due 9/15/23	64,625,000	71,572,187
Qorvo, Inc. 6.75%, due 12/1/23	5,000,000	5,412,500
Sensata Technologies UK Financing Co. PLC 6.25%, due 2/15/26 (e)	2,485,000	2,721,075

		131,768,650

Software 2.9%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (e)	43,650,000	44,462,981
Ascend Learning LLC 6.875%, due 8/1/25 (e)	25,700,000	26,920,750
Donnelley Financial Solutions, Inc. 8.25%, due 10/15/24	25,270,000	27,133,662
First Data Corp. (e)
5.00%, due 1/15/24	3,500,000	3,635,625
7.00%, due 12/1/23	8,135,000	8,704,613
MSCI, Inc. (e)
4.75%, due 8/1/26	11,290,000	11,755,713
5.25%, due 11/15/24	25,772,000	27,253,890
5.75%, due 8/15/25	25,791,000	27,854,280
Open Text Corp. 5.875%, due 6/1/26 (e)	17,240,000	18,683,850
PTC, Inc. 6.00%, due 5/15/24	47,968,000	52,042,882
Quintiles IMS, Inc. (e)
4.875%, due 5/15/23	17,747,000	18,456,880
5.00%, due 10/15/26	32,113,000	34,120,062

		301,025,188

Storage & Warehousing 0.2%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (e)	20,615,000	20,202,700

	Principal Amount	Value
Telecommunications 5.8%
CenturyLink, Inc. 5.625%, due 4/1/25	$16,020,000	$15,619,500
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (e)	35,015,000	35,890,375
Frontier Communications Corp.
10.50%, due 9/15/22	32,465,000	28,325,712
11.00%, due 9/15/25	32,071,000	27,220,261
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	21,850,000	22,343,373
6.625%, due 8/1/26	25,220,000	26,607,100
7.625%, due 6/15/21	38,030,000	42,498,525
Inmarsat Finance PLC 4.875%, due 5/15/22 (e)	22,020,000	22,464,804
Level 3 Communications, Inc. 5.75%, due 12/1/22	10,750,000	11,045,625
Level 3 Financing, Inc.
5.375%, due 8/15/22	2,000,000	2,060,560
5.375%, due 1/15/24	12,520,000	13,005,150
Qualitytech LP / QTS Finance Corp. 4.75%, due 11/15/25 (e)	12,000,000	12,222,000
Sprint Capital Corp.
6.875%, due 11/15/28	52,425,000	55,930,922
8.75%, due 3/15/32	6,000,000	7,275,000
Sprint Communications, Inc.
7.00%, due 3/1/20 (e)	26,910,000	29,197,350
9.00%, due 11/15/18 (e)	3,523,000	3,738,784
9.25%, due 4/15/22	16,831,000	20,617,975
♦T-Mobile USA, Inc.
4.00%, due 4/15/22	5,000,000	5,171,875
5.125%, due 4/15/25	25,615,000	26,824,028
5.375%, due 4/15/27	20,175,000	21,839,437
6.00%, due 4/15/24	15,315,000	16,387,050
6.125%, due 1/15/22	16,040,000	16,681,600
6.375%, due 3/1/25	41,867,000	45,216,360
6.50%, due 1/15/24	14,485,000	15,462,738
6.50%, due 1/15/26	31,965,000	35,365,117
6.625%, due 4/1/23	30,115,000	31,620,750
6.836%, due 4/28/23	8,915,000	9,405,325

		600,037,296

Trucking & Leasing 0.2%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (e)	22,535,000	23,605,413

Total Corporate Bonds (Cost $8,963,284,178)		9,311,579,664

Loan Assignments 0.7% (k)
Diversified Financial Services 0.1%
Jane Street Group LLC Initial Term Loans 5.813% (2-month USD-LIBOR-BBA + 4.50%), due 8/25/22	143,750	145,188
Initial Term Loans 5.88% (3-month USD-LIBOR-BBA + 4.50%), due 8/25/22	11,356,250	11,469,812

		11,615,000

20	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Metals & Mining 0.2%
Neenah Foundry Co. (c)(f) 2016 Term Loan 7.772% (2-month USD-LIBOR-BBA + 6.50%), due 4/26/19	$8,243,275	$8,119,626
2016 Term Loan 7.812% (2-month USD-LIBOR-BBA + 6.50%), due 4/26/19	8,653,150	8,523,352

		16,642,978

Retail 0.3%
Bass Pro Group LLC Term Loan B 6.242% (1-month USD-LIBOR-BBA + 5.00%), due 9/25/24	36,900,000	35,850,675

Transportation 0.1%
American Commercial Lines LLC 2015 1st Lien Term Loan 9.992% (1-month USD-LIBOR-BBA + 8.75%), due 11/12/20	11,263,696	8,597,951

Total Loan Assignments (Cost $75,005,981)		72,706,604

Total Long-Term Bonds (Cost $9,280,996,093)		9,598,309,086

	Shares
Common Stocks 1.0%†
Auto Parts & Equipment 0.0%‡
♦Exide Technologies (a)(c)(d)(f)(l)	2,084,972	3,398,505

Lodging 0.0%‡
Majestic Star Casino LLC Membership Units (a)(c)(d)(f)(l)	446,020	423,719

Media 0.0% ‡
ION Media Networks, Inc. (a)(c)(d)(f)	2,287	1,551,935

Metals & Mining 0.1%
Neenah Enterprises, Inc. (a)(c)(d)(f)(l)	720,961	8,644,323

Oil, Gas & Consumable Fuels 0.6%
♦Comstock Resources, Inc. (l)	78,894	372,380
PetroQuest Energy, Inc. (l)	908,262	1,634,871
Rex Energy Corp. (c)(l)	103,000	194,670
Stone Energy Corp. (c)(f)(l)	2,074,193	61,022,758
Titan Energy LLC (l)	91,174	351,020

		63,575,699

Specialty Retail 0.3%
American Eagle Outfitters, Inc.	1,865,034	24,282,743

Total Common Stocks (Cost $172,772,301)		101,876,924

	Shares	Value
Exchange-Traded Funds (l) 0.3%
iShares Gold Trust	618,700	$7,554,327
SPDR Gold Shares	189,000	22,806,630

Total Exchange-Traded Funds (Cost $28,668,073)		30,360,957

	Principal Amount
Short-Term Investment 5.0%
Money Market Fund 5.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.96%	$525,223,834	525,223,834

Total Short-Term Investment (Cost $525,223,834)		525,223,834

Total Investments (Cost $10,007,660,301)	98.8%	10,255,770,801
Other Assets, Less Liabilities	1.2	124,922,068
Net Assets	100.0%	$10,380,692,869

‡	Less than one-tenth of a percent.
(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(c)	Illiquid security—As of October 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $263,358,731, which represented 2.5% of the Fund's net assets. (Unaudited)
(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2017, the total market value of fair valued securities was $185,498,325, which represented 1.8% of the Fund's net assets.
(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(f)	Restricted security.
(g)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2017.
(h)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(i)	Issue in default.
(j)	Issue in non-accrual status.
(k)	Floating rate—Rate shown was the rate in effect as of October 31, 2017.
(l)	Non-income producing security.

The following abbreviations are used in the preceding pages:

BBA—British Bankers' Association

LIBOR—London InterBank Offered Rate

SPDR—Standard & Poor's Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund's assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$159,434,935	$54,587,883	$214,022,818
Corporate Bonds (c)	—	9,194,687,704	116,891,960	9,311,579,664
Loan Assignments	—	72,706,604	—	72,706,604

Total Long-Term Bonds	—	9,426,829,243	171,479,843	9,598,309,086

Common Stocks (d)	87,858,442	—	14,018,482	101,876,924
Exchange-Traded Funds	30,360,957	—	—	30,360,957
Short-Term Investment
Money Market Fund	525,223,834	—	—	525,223,834

Total Investments in Securities	$643,443,233	$9,426,829,243	$185,498,325	$10,255,770,801

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $54,577,221 and $10,662 are held in Auto Parts & Equipment and Mining, respectively, within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $80,579,460 and $36,312,500 are held in Auto Parts & Equipment and Entertainment, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $3,398,505, $423,719, $1,551,935, and $8,644,323 are held in Auto Parts & Equipment, Lodging, Media, and Metals & Mining, respectively, within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2017, a security with a market value of $2,712,058 transferred from Level 3 to Level 1. The transfer occurred as a result of utilizing significant observable inputs from an independent pricing service. As of October 31, 2016, the fair value obtained for this common stock, utilized significant unobservable inputs.

22	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2017 (b)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$53,695,454	$851,193	$18,331	$(22,604,712)	$25,382,848	(a)	$(2,765,893)		$—	$—	$54,577,221	$(22,604,712)
Mining	—	512	—	1,278	8,872	(c)	—		—	—	10,662	1,278
Corporate Bonds
Auto Parts & Equipment	59,108,560	1,251,944	(4,357,422)	(2,508,108)	90,577,940	(a)	(63,493,454)		—	—	80,579,460	(8,341,729)
Entertainment	36,312,500	—	—	—	—		—		—	—	36,312,500	—
Oil & Gas	4,800,000	—	—	(4,800,000)	—		—		—	—	—	—
Loan Assignments
Software	3,007,500	666	39,930	(22,382)	—		(3,025,714	)(d)	—	—	—	—
Common Stocks
Auto Parts & Equipment	4,164,619	—	—	(769,056)	2,942		—		—	—	3,398,505	(769,056)
Electric	412,308	—		(412,308)	—				—	—	—	—
Lodging	55,753	—	—	367,966	—		—		—	—	423,719	367,966
Media	1,213,706	—	—	324,657	13,572		—		—	—	1,551,935	324,657
Metals & Mining	7,902,967	—	—	706,542	34,814		—		—	—	8,644,323	706,542
Oil & Gas	2,712,058	—	—	—	—		—		—	(2,712,058)	—	—

Total	$173,385,425	$2,104,315	$(4,299,161)	$(29,716,123)	$116,020,988		$(69,285,061)		$—	$(2,712,058)	$185,498,325	$(30,315,054)

(a)	Purchases include PIK securities.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(c)	Security acquired through merger with MainStay High Yield Opportunities Fund.

(d)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $10,007,660,301)	$10,255,770,801
Cash	4,911,919
Receivables:
Dividends and interest	159,033,242
Fund shares sold	15,349,878
Investment securities sold	9,972,580
Other assets	174,403

Total assets	10,445,212,823

Liabilities
Payables:
Investment securities purchased	35,142,619
Fund shares redeemed	16,654,956
Manager (See Note 3)	4,784,274
NYLIFE Distributors (See Note 3)	1,501,508
Transfer agent (See Note 3)	1,186,705
Shareholder communication	902,777
Professional fees	96,581
Trustees	25,523
Custodian	6,379
Accrued expenses	56,417
Dividend payable	4,162,215

Total liabilities	64,519,954

Net assets	$10,380,692,869

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$17,988,135
Additional paid-in capital	10,404,912,611

10,422,900,746
Distributions in excess of net investment income	(11,523,635)
Accumulated net realized gain (loss) on investments	(278,794,742)
Net unrealized appreciation (depreciation) on investments	248,110,500

Net assets	$10,380,692,869

Class A
Net assets applicable to outstanding shares	$3,683,112,901

Shares of beneficial interest outstanding	638,271,818

Net asset value per share outstanding	$5.77
Maximum sales charge (4.50% of offering price)	0.27

Maximum offering price per share outstanding	$6.04

Investor Class
Net assets applicable to outstanding shares	$167,139,086

Shares of beneficial interest outstanding	28,732,347

Net asset value per share outstanding	$5.82
Maximum sales charge (4.50% of offering price)	0.27

Maximum offering price per share outstanding	$6.09

Class B
Net assets applicable to outstanding shares	$108,263,476

Shares of beneficial interest outstanding	18,853,131

Net asset value and offering price per share outstanding	$5.74

Class C
Net assets applicable to outstanding shares	$676,463,244

Shares of beneficial interest outstanding	117,751,362

Net asset value and offering price per share outstanding	$5.74

Class I
Net assets applicable to outstanding shares	$4,067,559,653

Shares of beneficial interest outstanding	704,204,372

Net asset value and offering price per share outstanding	$5.78

Class R1
Net assets applicable to outstanding shares	$37,202

Shares of beneficial interest outstanding	6,450

Net asset value and offering price per share outstanding	$5.77

Class R2
Net assets applicable to outstanding shares	$9,562,426

Shares of beneficial interest outstanding	1,656,497

Net asset value and offering price per share outstanding	$5.77

Class R3
Net assets applicable to outstanding shares	$392,206

Shares of beneficial interest outstanding	68,029

Net asset value and offering price per share outstanding	$5.77

Class R6
Net assets applicable to outstanding shares	$1,668,162,675

Shares of beneficial interest outstanding	289,269,536

Net asset value and offering price per share outstanding	$5.77

24	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Interest	$640,314,416
Dividends	974,635
Other income	10,686

Total income	641,299,737

Expenses
Manager (See Note 3)	55,840,794
Distribution/Service—Class A (See Note 3)	9,039,556
Distribution/Service—Investor Class (See Note 3)	687,314
Distribution/Service—Class B (See Note 3)	1,218,513
Distribution/Service—Class C (See Note 3)	6,992,177
Distribution/Service—Class R2 (See Note 3)	25,896
Distribution/Service—Class R3 (See Note 3)	1,298
Transfer agent (See Note 3)	14,295,396
Shareholder communication	2,545,951
Professional fees	551,236
Registration	388,940
Trustees	255,126
Custodian	49,836
Shareholder service (See Note 3)	10,668
Miscellaneous	409,437

Total expenses	92,312,138

Net investment income (loss)	548,987,599

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	72,799,100
Net change in unrealized appreciation (depreciation) on investments	66,411,721

Net realized and unrealized gain (loss) on investments	139,210,821

Net increase (decrease) in net assets resulting from operations	$688,198,420

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$548,987,599	$550,763,289
Net realized gain (loss) on investments and foreign currency transactions	72,799,100	(176,341,240)
Net change in unrealized appreciation (depreciation) on investments	66,411,721	497,852,071

Net increase (decrease) in net assets resulting from operations	688,198,420	872,274,120

Dividends to shareholders:
From net investment income:
Class A	(191,741,233)	(200,856,443)
Investor Class	(14,209,393)	(16,834,723)
Class B	(5,575,422)	(6,779,447)
Class C	(32,240,202)	(33,383,656)
Class I	(289,948,747)	(298,724,674)
Class R1	(2,677)	(2,849)
Class R2	(537,905)	(563,018)
Class R3	(13,936)	(3,132)
Class R6	(18,838,061)	(1,932,527)

	(553,107,576)	(559,080,469)

Return of capital:
Class A	(31,015,011)	(14,079,363)
Investor Class	(2,298,433)	(1,171,791)
Class B	(901,850)	(550,202)
Class C	(5,214,999)	(2,721,786)
Class I	(46,900,521)	(20,070,724)
Class R1	(433)	(200)
Class R2	(87,009)	(39,656)
Class R3	(2,254)	(283)
Class R6	(3,047,141)	(140,193)

	(89,467,651)	(38,774,198)

Total dividends to shareholders	(642,575,227)	(597,854,667)

Capital share transactions:
Net proceeds from sale of shares (a)	4,854,487,899	3,245,684,029
Net asset value of shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	317,232,064	—
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	586,154,449	541,478,631
Cost of shares redeemed	(5,451,117,279)	(3,369,343,971)

Increase (decrease) in net assets derived from capital share transactions	306,757,133	417,818,689

Net increase (decrease) in net assets	352,380,326	692,238,142

	2017	2016
Net Assets
Beginning of year	10,028,312,543	9,336,074,401

End of year	$10,380,692,869	$10,028,312,543

Distributions in excess of net investment income at end of year	$(11,523,635)	$(9,109,811)

(a)	Includes in-kind subscriptions in the amount of $11,683,015 during the year ended October 31, 2017. (See Note 11)

26	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$5.74	$5.57	$5.93	$6.08	$6.08

Net investment income (loss) (a)	0.30	0.33	0.31	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.09	0.20	(0.31)	(0.09)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.39	0.53	0.00 ‡	0.25	0.42

Less dividends and distributions:
From net investment income	(0.31)	(0.34)	(0.31)	(0.40)	(0.42)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.36)	(0.36)	(0.36)	(0.40)	(0.42)

Net asset value at end of year	$5.77	$5.74	$5.57	$5.93	$6.08

Total investment return (b)	6.91%	9.96%	0.06%	4.14%	7.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.25%	5.98%	5.45%	5.52%	5.89%
Net expenses	0.97%	0.95%	0.96%	0.99%	1.01%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$3,683,113	$3,551,864	$3,364,517	$3,678,466	$4,055,185

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$5.79	$5.62	$5.99	$6.14	$6.13

Net investment income (loss) (a)	0.30	0.33	0.31	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.09	0.20	(0.31)	(0.09)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.39	0.53	(0.00)‡	0.25	0.43

Less dividends and distributions:
From net investment income	(0.31)	(0.34)	(0.32)	(0.40)	(0.42)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.40)	(0.42)

Net asset value at end of year	$5.82	$5.79	$5.62	$5.99	$6.14

Total investment return (b)	6.90%	9.91%	(0.07%)	4.13%	7.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.21%	5.90%	5.39%	5.50%	5.88%
Net expenses	1.02%	1.03%	1.02%	1.01%	1.02%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$167,139	$287,493	$282,451	$296,535	$307,643

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$5.71	$5.54	$5.90	$6.05	$6.05

Net investment income (loss) (a)	0.26	0.28	0.27	0.29	0.31
Net realized and unrealized gain (loss) on investments	0.08	0.20	(0.32)	(0.09)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.34	0.48	(0.05)	0.20	0.37

Less dividends and distributions:
From net investment income	(0.27)	(0.29)	(0.26)	(0.35)	(0.37)
Return of capital	(0.04)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.31)	(0.31)	(0.31)	(0.35)	(0.37)

Net asset value at end of year	$5.74	$5.71	$5.54	$5.90	$6.05

Total investment return (b)	6.06%	8.85%	(0.60%)	3.35%	6.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.47%	5.16%	4.64%	4.75%	5.13%
Net expenses	1.77%	1.78%	1.77%	1.76%	1.77%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$108,263	$132,509	$139,683	$172,640	$197,273

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$5.72	$5.55	$5.90	$6.05	$6.05

Net investment income (loss) (a)	0.26	0.28	0.27	0.29	0.31
Net realized and unrealized gain (loss) on investments	0.07	0.20	(0.31)	(0.09)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.33	0.48	(0.04)	0.20	0.37

Less dividends and distributions:
From net investment income	(0.27)	(0.29)	(0.26)	(0.35)	(0.37)
Return of capital	(0.04)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.31)	(0.31)	(0.31)	(0.35)	(0.37)

Net asset value at end of year	$5.74	$5.72	$5.55	$5.90	$6.05

Total investment return (b)	5.87%	9.04%	(0.60%)	3.34%	6.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.45%	5.15%	4.64%	4.75%	5.13%
Net expenses	1.77%	1.78%	1.77%	1.76%	1.77%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$676,463	$678,364	$679,392	$785,873	$814,589

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

28	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$5.75	$5.58	$5.94	$6.08	$6.08

Net investment income (loss) (a)	0.32	0.34	0.33	0.35	0.37
Net realized and unrealized gain (loss) on investments	0.08	0.20	(0.31)	(0.08)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.40	0.54	0.02	0.27	0.44

Less dividends and distributions:
From net investment income	(0.32)	(0.35)	(0.33)	(0.41)	(0.44)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.37)	(0.37)	(0.38)	(0.41)	(0.44)

Net asset value at end of year	$5.78	$5.75	$5.58	$5.94	$6.08

Total investment return (b)	7.17%	10.23%	0.32%	4.58%	7.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.51%	6.23%	5.70%	5.76%	6.13%
Net expenses	0.72%	0.70%	0.71%	0.74%	0.76%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$4,067,560	$5,313,266	$4,844,891	$3,762,169	$3,393,780

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$5.74	$5.57	$5.93	$6.08	$6.08

Net investment income (loss) (a)	0.32	0.34	0.32	0.34	0.37
Net realized and unrealized gain (loss) on investments	0.07	0.19	(0.31)	(0.08)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.39	0.53	0.01	0.26	0.43

Less dividends and distributions:
From net investment income	(0.31)	(0.34)	(0.32)	(0.41)	(0.43)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.41)	(0.43)

Net asset value at end of year	$5.77	$5.74	$5.57	$5.93	$6.08

Total investment return (b)	7.07%	10.13%	0.21%	4.31%	7.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.48%	6.11%	5.60%	5.66%	6.03%
Net expenses	0.82%	0.80%	0.81%	0.84%	0.86%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$37	$59	$39	$29	$28

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$5.74	$5.57	$5.93	$6.08	$6.08

Net investment income (loss) (a)	0.30	0.32	0.31	0.33	0.35
Net realized and unrealized gain (loss) on investments	0.08	0.20	(0.31)	(0.09)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.38	0.52	(0.00)‡	0.24	0.42

Less dividends and distributions:
From net investment income	(0.30)	(0.33)	(0.31)	(0.39)	(0.42)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.35)	(0.35)	(0.36)	(0.39)	(0.42)

Net asset value at end of year	$5.77	$5.74	$5.57	$5.93	$6.08

Total investment return (b)	6.80%	9.83%	(0.04%)	4.04%	7.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.16%	5.89%	5.35%	5.43%	5.79%
Net expenses	1.07%	1.05%	1.06%	1.09%	1.11%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$9,562	$10,917	$10,084	$11,049	$15,008

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$5.74	$5.17

Net investment income (loss) (a)	0.28	0.20
Net realized and unrealized gain (loss) on investments	0.09	0.60

Total from investment operations	0.37	0.80

Less dividends and distributions:
From net investment income	(0.29)	(0.21)
Return of capital	(0.05)	(0.02)

Total dividends and distributions	(0.34)	(0.23)

Net asset value at end of period	$5.77	$5.74

Total investment return (b)	6.58%	15.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.81%	5.40%††
Net expenses	1.32%	1.30%††
Portfolio turnover rate	43%	41%
Net assets at end of period (in 000’s)	$392	$130

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

30	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				June 17, 2013** through October 31,
Class R6	2017	2016	2015	2014	2013
Net asset value at beginning of period	$5.74	$5.58	$5.94	$6.09	$6.11

Net investment income (loss) (a)	0.32	0.35	0.34	0.36	0.14
Net realized and unrealized gain (loss) on investments	0.09	0.19	(0.31)	(0.08)	0.03

Total from investment operations	0.41	0.54	0.03	0.28	0.17

Less dividends and distributions:
From net investment income	(0.33)	(0.36)	(0.34)	(0.43)	(0.19)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.38)	(0.38)	(0.39)	(0.43)	(0.19)

Net asset value at end of period	$5.77	$5.74	$5.58	$5.94	$6.09

Total investment return (b)	7.36%	10.24%	0.50%	4.60%	2.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.45%	6.23%	5.84%	5.88%	6.24%††
Net expenses	0.58%	0.58%	0.58%	0.58%	0.59%††
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of period (in 000’s)	$1,668,163	$53,712	$15,017	$9,093	$26

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Corporate Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on June 17, 2013. Class R3 shares commenced operations on February 29, 2016. Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class I, Class R1, Class R2 and Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. When available for sale, Class T shares are currently expected to be offered at NAV plus an initial sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and Class T shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of

32	MainStay High Yield Corporate Bond Fund

the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of

October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in

33

Notes to Financial Statements (continued)

the hierarchy. As of October 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. Government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 10/31/17*	Valuation Technique	Unobservable Inputs	Range
Convertible Bond	$54,577,221	Market Approach	Estimated Enterprise Value	$835.7m–$973.8m
	10,662	Income Approach	Liquidity Discount	100 bps
			Subordiation Discount	150 bps
Corporate Bonds	80,579,460	Income Approach	Estimated Yield	18.26%
			Spread Adjustment	5.28%
Common Stocks	1,551,935	Income Approach	Liquidity Discount	20.00%
	12,042,828	Market Approach	EBITDA Multiple	5.75x
			Discount Rate	10.00%
			Estimated Enterprise Value	$835.7m–$973.8m
			Estimated Volatility	25.00%

	$148,762,106

*	The table above does not include certain Level 3 investments that were valued by brokers without adjustment. As of October 31, 2017, the value of these investments was $36,736,219. The inputs for these investments were not readily available or cannot be reasonably estimated.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

34	MainStay High Yield Corporate Bond Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2017, the Fund did not hold any repurchase agreements.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread.

35

Notes to Financial Statements (continued)

These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2017, the Fund did not hold any unfunded commitments.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(K)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(L)  Debt Securities Risk.  The Fund primarily invests in high yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable

36	MainStay High Yield Corporate Bond Fund

time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; and 0.49% in excess of $10 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. Prior to February 28, 2017, the Fund paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; and 0.50% in excess of $7 billion plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2017, the effective management fee rate was 0.54% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $55,840,794.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

37

Notes to Financial Statements (continued)

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$50
Class R2	10,358
Class R3	260

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $940,966 and $125,572, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $44,797, $382, $152,120 and $66,902, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$4,957,194
Investor Class	515,070
Class B	228,737
Class C	1,312,485
Class I	7,267,281
Class R1	70
Class R2	14,205
Class R3	354

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$929,098	0.0	%‡
Class R1	34,777	93.5
Class R3	30,799	7.9

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$10,008,521,530	$440,118,520	$(192,869,249)	$247,249,271

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(277,829,060)	$(11,628,088)	$247,249,271	$(42,207,877)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales adjustments. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,706,153	$(80,401,556)	$78,695,403

The reclassifications for the Fund are primarily due to merger-related tax adjustments.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $277,829,060 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$26,783	$251,046

The Fund utilized $68,241,819 of capital loss carryforwards during the year ended October 31, 2017.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$553,107,576	$559,080,469
Return of Capital	89,467,651	38,774,198
Total	$642,575,227	$597,854,667

38	MainStay High Yield Corporate Bond Fund

Note 5–Restricted Securities

As of October 31, 2017, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/17 Value	Percent of Net Assets
Aleris International, Inc.
Convertible Bond 6.00%, due 6/1/20	7/6/10	$11,797	$9,384	$10,662	0.0	%‡
Exide Technologies, Inc. Common Stock	4/30/15-9/29/17	2,084,972	53,289,038	3,398,505	0.0	‡
ION Media Networks, Inc. Common Stock	3/12/10-9/29/17	2,287	13,572	1,551,935	0.0	‡
Majestic Star Casino LLC Membership Units Common Stock	12/1/11	446,020	892,040	423,719	0.0	‡
Neenah Enterprises, Inc. Common Stock	7/29/10-9/29/17	720,961	6,114,571	8,644,323	0.1
Neenah Foundry Co. 2016 Term Loan 7.772%-7.812%, due 4/26/19	12/8/16	$16,896,425	16,840,968	16,642,978	0.2
Sterling Entertainment Enterprises LLC Corporate Bond 9.75%, due 12/15/19	12/21/12	$35,000,000	35,000,000	36,312,500	0.3
Total			$112,159,573	$66,984,622	0.6%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and the commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $4,144,610 and $4,319,011, respectively.

The Fund may purchase securities from or sell to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended October 31, 2017, such purchases were $4,982.

39

Notes to Financial Statements (continued)

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	137,960,535	$796,510,493
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	10,796,682	62,812,936
Shares issued to shareholders in reinvestment of dividends and distributions	33,255,027	191,827,227
Shares redeemed	(185,358,822)	(1,070,313,899)

Net increase (decrease) in shares outstanding before conversion	(3,346,578)	(19,163,243)
Shares converted into Class A (See Note 1)	27,937,559	162,107,881
Shares converted from Class A (See Note 1)	(4,923,114)	(28,586,448)

Net increase (decrease)	19,667,867	$114,358,190

Year ended October 31, 2016:
Shares sold	130,915,748	$720,686,459
Shares issued to shareholders in reinvestment of dividends and distributions	33,685,999	184,730,015
Shares redeemed	(153,877,032)	(842,188,666)

Net increase (decrease) in shares outstanding before conversion	10,724,715	63,227,808
Shares converted into Class A (See Note 1)	6,586,070	36,684,855
Shares converted from Class A (See Note 1)	(2,417,783)	(13,325,048)

Net increase (decrease)	14,893,002	$86,587,615

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	5,619,055	$32,742,492
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	883,418	5,181,248
Shares issued to shareholders in reinvestment of dividends and distributions	2,644,158	15,376,930
Shares redeemed	(5,651,793)	(32,923,120)

Net increase (decrease) in shares outstanding before conversion	3,494,838	20,377,550
Shares converted into Investor Class (See Note 1)	2,275,619	13,254,259
Shares converted from Investor Class (See Note 1)	(26,698,350)	(156,019,665)

Net increase (decrease)	(20,927,893)	$(122,387,856)

Year ended October 31, 2016:
Shares sold	5,564,916	$30,690,421
Shares issued to shareholders in reinvestment of dividends and distributions	3,020,971	16,697,863
Shares redeemed	(6,767,282)	(37,177,796)

Net increase (decrease) in shares outstanding before conversion	1,818,605	10,210,488
Shares converted into Investor Class (See Note 1)	3,236,349	17,925,599
Shares converted from Investor Class (See Note 1)	(5,624,893)	(31,728,974)

Net increase (decrease)	(569,939)	$(3,592,887)

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	889,619	$5,102,460
Shares issued to shareholders in reinvestment of dividends and distributions	1,005,592	5,771,859
Shares redeemed	(4,238,908)	(24,373,758)

Net increase (decrease) in shares outstanding before conversion	(2,343,697)	(13,499,439)
Shares converted into Class B (See Note 1)	562	3,201
Shares converted from Class B (See Note 1)	(1,994,735)	(11,476,196)

Net increase (decrease)	(4,337,870)	$(24,972,434)

Year ended October 31, 2016:
Shares sold	2,688,143	$14,680,378
Shares issued to shareholders in reinvestment of dividends and distributions	1,205,109	6,569,476
Shares redeemed	(4,067,471)	(22,072,134)

Net increase (decrease) in shares outstanding before conversion	(174,219)	(822,280)
Shares converted from Class B (See Note 1)	(1,825,863)	(9,965,188)

Net increase (decrease)	(2,000,082)	$(10,787,468)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	13,097,649	$75,284,450
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	12,822,216	74,236,783
Shares issued to shareholders in reinvestment of dividends and distributions	5,581,771	32,066,658
Shares redeemed	(32,264,507)	(185,641,594)

Net increase (decrease) in shares outstanding before conversion	(762,871)	(4,053,703)
Shares converted from Class C (See Note 1)	(160,698)	(922,248)

Net increase (decrease)	(923,569)	$(4,975,951)

Year ended October 31, 2016:
Shares sold	19,993,040	$109,180,450
Shares issued to shareholders in reinvestment of dividends and distributions	5,440,054	29,703,583
Shares redeemed	(28,986,251)	(157,020,782)

Net increase (decrease) in shares outstanding before conversion	(3,553,157)	(18,136,749)
Shares converted from Class C (See Note 1)	(250,206)	(1,309,730)

Net increase (decrease)	(3,803,363)	$(19,446,479)

40	MainStay High Yield Corporate Bond Fund

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold (a)	399,617,814	$2,309,616,788
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	30,051,743	175,001,097
Shares issued to shareholders in reinvestment of dividends and distributions	55,184,195	318,761,441
Shares redeemed	(709,292,405)	(4,099,545,620)

Net increase (decrease) in shares outstanding before conversion	(224,438,653)	(1,296,166,294)
Shares converted into Class I (See Note 1)	3,985,779	23,178,011

Net increase (decrease)	(220,452,874)	$(1,272,988,283)

Year ended October 31, 2016:
Shares sold	423,497,847	$2,324,352,976
Shares issued to shareholders in reinvestment of dividends and distributions	54,903,299	301,284,721
Shares redeemed	(422,665,098)	(2,300,125,238)

Net increase (decrease) in shares outstanding before conversion	55,736,048	325,512,459
Shares converted into Class I (See Note 1)	307,287	1,718,486

Net increase (decrease)	56,043,335	$327,230,945

(a)	Includes in-kind subscriptions in the amount of $11,683,015 during the year ended October 31, 2017. (See Note 11)

Class R1	Shares	Amount
Year ended October 31, 2017:
Shares sold	599	$3,456
Shares issued to shareholders in reinvestment of dividends and distributions	540	3,110
Shares redeemed	(4,902)	(28,556)

Net increase (decrease)	(3,763)	$(21,990)

Year ended October 31, 2016:
Shares sold	2,945	$16,389
Shares issued to shareholders in reinvestment of dividends and distributions	555	3,049
Shares redeemed	(336)	(1,869)

Net increase (decrease)	3,164	$17,569

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	326,120	$1,884,122
Shares issued to shareholders in reinvestment of dividends and distributions	81,384	469,649
Shares redeemed	(651,458)	(3,769,543)

Net increase (decrease) in shares outstanding before conversion	(243,954)	(1,415,772)
Shares converted from Class R2 (See Note 1)	(260)	(1,507)

Net increase (decrease)	(244,214)	$(1,417,279)

Year ended October 31, 2016:
Shares sold	718,136	$3,974,621
Shares issued to shareholders in reinvestment of dividends and distributions	75,552	413,789
Shares redeemed	(701,992)	(3,758,039)

Net increase (decrease)	91,696	$630,371

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	83,301	$481,206
Shares issued to shareholders in reinvestment of dividends and distributions	2,416	13,944
Shares redeemed	(28,201)	(162,967)

Net increase (decrease) in shares outstanding before conversion	57,516	332,183
Shares converted from Class R3 (See Note 1)	(12,048)	(69,759)

Net increase (decrease)	45,468	$262,424

Period ended October 31, 2017 (b):
Shares sold	21,955	$120,612
Shares issued to shareholders in reinvestment of dividends and distributions	606	3,415

Net increase (decrease)	22,561	$124,027

(b)	Inception date was February 29, 2016.

Class R6	Shares	Amount
Year ended October 31, 2017:
Shares sold	282,318,578	$1,632,862,432
Shares issued to shareholders in reinvestment of dividends and distributions	3,784,191	21,863,631
Shares redeemed	(5,937,095)	(34,358,222)

Net increase (decrease) in shares outstanding before conversion	280,165,674	1,620,367,841
Shares converted from Class R6 (See Note 1)	(253,219)	(1,467,529)

Net increase (decrease)	279,912,455	$1,618,900,312

Year ended October 31, 2016:
Shares sold	7,558,759	$41,981,723
Shares issued to shareholders in reinvestment of dividends and distributions	372,597	2,072,720
Shares redeemed	(1,267,059)	(6,999,447)

Net increase (decrease)	6,664,297	$37,054,996

41

Notes to Financial Statements (continued)

Note 11–In-Kind Transfer of Securities

During the year ended October 31, 2017, the Fund received shares of beneficial interest in exchange for securities. Cash and securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares	Value
9/29/17	2,014,313	$11,683,015

Note 12–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay High Yield Corporate Bond Fund and another fund previously managed by New York Life Investments and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the second amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the second amended complaint on November 30, 2015. Discovery in the case has been concluded. New York Life Investments filed its motion for summary judgment on December 15, 2017.

Note 13–Fund Acquisitions

MainStay High Yield Opportunities Fund

At a meeting held on November 1-2, 2016, the Board approved an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the MainStay High Yield Opportunities Fund, a series of MainStay Funds Trust, by the Fund, in exchange for shares of the Fund, followed by the complete liquidation of the MainStay High Yield Opportunities Fund (the “Reorganization”). The Reorganization was completed on February 17, 2017. The aggregate net assets of the Fund immediately before the acquisition were $10,459,740,548 and the combined net assets after the acquisition were $10,776,972,612.
The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation/(depreciation), undistributed net investment income and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	MainStay High Yield Opportunities Fund	MainStay High Yield Corporate Bond Fund	MainStay High Yield Corporate Bond Fund
Net Assets:
Class A	$62,812,936	$3,593,566,219	$3,656,379,155
Investor Class	5,181,248	288,079,044	293,260,292
Class B	—	130,694,661	130,694,661
Class C	74,236,783	671,406,491	745,643,274
Class I	175,001,097	5,700,715,046	5,875,716,143
Class R1	—	62,081	62,081
Class R2	—	10,841,706	10,841,706
Class R3	—	222,918	222,918
Class R6	—	64,152,382	64,152,382
Shares Outstanding:
Class A	5,800,751	617,686,243	628,482,926
Investor Class	480,906	49,118,183	50,001,601
Class B	—	22,582,583	22,582,583
Class C	6,885,751	115,964,747	128,786,963
Class I	16,123,153	978,944,874	1,008,996,752
Class R1	—	10,674	10,674
Class R2	—	1,862,964	1,862,964
Class R3	—	38,332	38,332
Class R6	—	11,028,891	11,028,891
Net unrealized appreciation/(depreciation)	10,328,312	276,337,007	286,665,319
Undistributed net investment income	251,519	1,327,073	1,327,073
Accumulated net realized gain/(loss)	(78,971,873)	(248,958,072)	(248,958,072)

Assuming the acquisition of MainStay High Yield Opportunities Fund had been completed on November 1, 2016, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended October 31, 2017, are as follows:

Net investment income	$553,923,686
Net gain on investments	145,265,223
Net increase in net assets resulting from operations	$699,188,909

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay High Yield Opportunities Fund that have been included in the Fund’s Statement of Operations since February 17, 2017.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay High Yield Opportunities Fund, in the amount of $301,102,166, was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund acquired capital loss carryovers of $78,386,195 (subject to future annual limitations).

42	MainStay High Yield Corporate Bond Fund

Note 14–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

43

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay High Yield Corporate Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay High Yield Corporate Bond Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

44	MainStay High Yield Corporate Bond Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Funds and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
2,644,056,263.750	21,799,781.292	2,665,856,045.042

David H. Chow:

Votes For	Votes Witheld	Total
2,644,576,776.557	21,279,268.485	2,665,856,045.042

Susan B. Kerley:

Votes For	Votes Witheld	Total
2,645,459,747.343	20,396,297.699	2,665,856,045.042

Alan R. Latshaw:

Votes For	Votes Witheld	Total
2,644,443,039.401	21,413,005.641	2,665,856,045.042

Peter Meenan:

Votes For	Votes Witheld	Total
2,640,156,421.578	25,699,623.464	2,665,856,045.042

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
2,641,415,514.849	24,440,530.193	2,665,856,045.042

Jacques P. Perold:

Votes For	Votes Witheld	Total
2,645,300,993.731	20,555,051.311	2,665,856,045.042

Richard S. Trutanic:

Votes For	Votes Witheld	Total
2,641,761,336.311	24,094,708.731	2,665,856,045.042

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2017, the Fund designated approximately $785,743 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2017 should be multiplied by the 0.18% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

45

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

46	MainStay High Yield Corporate Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

47

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay High Yield Corporate Bond Fund

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717584 MS286-17	MSHY11-12/17 (NYLIM) NL212

MainStay Money Market Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B2 shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge	Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	No Sales Charge	1/3/1995	0.35%	0.08%	0.32%	0.57%
Investor Class Shares[4]	No Sales Charge	2/28/2008	0.20	0.05	0.17	0.76
Class B Shares[4]	No Sales Charge	5/1/1986	0.20	0.05	0.29	0.76
Class C Shares[4]	No Sales Charge	9/1/1998	0.20	0.05	0.29	0.76

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	As of October 31, 2017, MainStay Money Market Fund had an effective 7-day yield of 0.56% for Class A, and 0.24% for Investor Class, B and C shares. The 7-day current yield was 0.56% for Class A, and 0.24% for Investor Class, Class B and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 0.56%, 0.28%, 0.28% and 0.28%, for Class A, Investor Class, Class B and C shares, respectively, and the 7-day current yield would have been 0.56%, 0.28%, 0.28% and 0.28%, for Class A, Investor Class, Class B and C shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or Since Inception
Average Lipper Money Market Fund[5]	0.52%	0.14%	0.42%
Morningstar Prime Money Market Category Average[6]	0.52	0.14	0.43

5.	The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
6.	The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,002.60	$2.98	$1,022.20	$3.01	0.59%

Investor Class Shares	$1,000.00	$1,001.50	$3.99	$1,021.20	$4.02	0.79%

Class B Shares	$1,000.00	$1,001.50	$4.04	$1,021.20	$4.08	0.80%

Class C Shares	$1,000.00	$1,001.50	$4.04	$1,021.20	$4.08	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Thomas J. Girard and David E. Clement, CFA, of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Money Market Fund perform relative to its peers during the 12 months ended October 31, 2017?

As of October 31, 2017, MainStay Money Market Fund provided a 7-day current yield of 0.56% for Class A shares and 0.24% for Investor Class, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.56% for Class A shares and 0.24% for all other share classes. For the 12 months ended October 31, 2017, Class A shares returned 0.35% and Investor Class, Class B and Class C shares each returned 0.20%. All share classes underperformed the 0.52% return of the Average Lipper Money Market Fund1 for the 12 months ended October 31, 2017. All share classes underperformed the 0.52% return of the Morningstar Prime Money Market Category Average2 for the 12 months ended October 31, 2017. Performance figures for the Fund reflect certain fee waivers and/or expense limitations without which total returns would have been lower.

What factors affected the Fund’s performance during the reporting period?

The Fund’s performance was negatively affected by its holdings in repurchase agreements. As short-term interest rates increased during the reporting period, repurchase agreements backed by U.S. Treasury securities became more expensive relative to other investments like commercial paper and certificates of deposit. As short-term interest rates continued to rise during the reporting period, the risk premium for longer maturities widened, as did the spread3 between U.S. Treasury-backed securities such as repurchase agreements and the securities of corporate borrowers.

What was the Fund’s duration4 during the reporting period?

The Fund’s duration was increased from 29 days to 36 days during the reporting period. This was done for two reasons. The first reason was to take advantage of the higher rates offered by securities with longer maturities. The second was to keep the Fund’s duration short enough to benefit from higher short-term rates as the Federal Reserve progressively raised the targeted federal funds range. During the reporting period, the Federal Reserve raised the targeted federal funds range by 25 basis points in December 2016, by an additional 25 basis points in March 2017 and by another 25 basis points in June 2017.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The primary factor that influenced the direction of the Fund was the Federal Reserve’s decision to progressively raise the federal funds target range, which affected the direction of short-term interest rates.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, certificates of deposit were positive contributors to the Fund’s performance. (Contributions take weightings and total returns into account.) Certificates of deposit with floating-rate or fixed-rate coupons continued to offer attractive yields relative to other short-term investments. As interest rates rose during the reporting period, the yields on repurchase agreements lagged the yields on most other short-term investments.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. Among these were National Rural Utility Cooperative Corporation floating-rate corporate notes due 5/12/2017 and Canadian Imperial Bank floating-rate certificates of deposit due 11/13/2018. These investments provided access to higher yields and allowed the Fund to participate in a rising rate environment. There were no significant sales during the reporting period.

How did the Fund’s asset-class weightings change during the reporting period?

As of October 31, 2017, the Fund increased its asset-class weighting in commercial paper. Over the same period, the Fund decreased its asset-class weighting in repurchase agreements.

1.	See footnote on page 6 for more information on the Average Lipper Money Market Fund.
2.	See footnote on page 6 for more information on Morningstar Money Market Category Average.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2017

	Principal Amount	Amortized Cost
Short-Term Investments 100.1%
Certificates of Deposit 5.5%
Bank of Montreal 1.459% (1-month USD-LIBOR-BBA + 0.22%), due 9/14/18 (a)	$5,000,000	$5,000,000
Canadian Imperial Bank of Commerce 1.499% (1-month USD-LIBOR-BBA + 0.26%), due 11/13/18 (a)	4,000,000	4,000,000
Royal Bank of Canada (a) 1.352% (1-month USD-LIBOR-BBA + 0.11%), due 3/28/18	4,000,000	4,000,000
1.499% (1-month USD-LIBOR-BBA + 0.26%), due 12/20/17	5,000,000	5,000,000

Total Certificates of Deposit (Cost $18,000,000)		18,000,000

Financial Company Commercial Paper 10.8%
Bank of Nova Scotia 1.496% (3-month USD-LIBOR-BBA + 0.14%), due 4/11/18 (b)	4,000,000	4,000,000
Canadian Imperial Bank of Commerce 1.768% (1-month USD-LIBOR-BBA + 0.53%), due 1/19/18 (b)	5,000,000	5,000,000
Commonwealth Bank of Australia 1.469% (1-month USD-LIBOR-BBA + 0.23%), due 4/16/18 (b)	4,000,000	4,000,000
Massachusetts Mutual Life Insurance Co. 1.168%, due 11/13/17 (b)(c)	5,000,000	4,998,000
National Rural Utilities Cooperative Finance Corp. 1.208%, due 11/21/17 (c)	5,000,000	4,996,861
Nationwide Life Insurance Co. (b)(c)
1.185%, due 11/3/17	5,000,000	4,999,667
1.216%, due 11/27/17	2,500,000	2,497,887
Ontario Teachers’ Finance Trust 1.215%, due 11/3/17 (b)(c)	5,000,000	4,999,672

Total Financial Company Commercial Paper (Cost $35,492,087)		35,492,087

Government Agency Debt 3.0%
Federal Agricultural Mortgage 1.00%, due 11/1/17 (c)	10,000,000	10,000,000

Total Government Agency Debt (Cost $10,000,000)		10,000,000

Other Commercial Paper 54.8%
Alabama Power Co. 1.375%, due 11/3/17 (b)(c)	5,000,000	4,999,653

	Principal Amount	Amortized Cost
Other Commercial Paper (continued)
American Honda Finance Corp. (c)
1.156%, due 12/6/17	$3,000,000	$2,996,529
1.162%, due 12/12/17	3,000,000	2,995,900
Apple, Inc. 1.119%, due 11/28/17 (b)(c)	5,000,000	4,995,688
Army & Air Force Exchange Service 1.099%, due 11/6/17 (b)(c)	5,000,000	4,999,222
Atmos Energy Corp. 1.191%, due 11/8/17 (b)(c)	4,000,000	3,999,082
Bristol-Myers Squibb Co. 1.119%, due 11/29/17 (b)(c)	2,500,000	2,497,783
Brown-forman Corp. (b)(c)
1.394%, due 11/21/17	2,500,000	2,498,292
1.395%, due 11/22/17	3,000,000	2,997,830
Canadian National Railway Co. (b)(c)
1.207%, due 11/20/17	5,000,000	4,996,807
1.225%, due 12/5/17	4,000,000	3,995,429
Caterpillar Financial Services Corp. (c)
1.343%, due 11/20/17	2,000,000	1,998,681
1.344%, due 11/21/17	5,000,000	4,996,389
1.515%, due 12/15/17	2,000,000	1,996,896
Cisco Systems, Inc. 1.132%, due 12/12/17 (b)(c)	2,500,000	2,496,612
Cummins, Inc. 1.201%, due 11/16/17 (b)(c)	5,000,000	4,997,646
Eli Lilly & Co. 1.092%, due 11/1/17 (b)(c)	2,500,000	2,500,000
Estee Lauder Cos., Inc. (b)(c)
1.182%, due 11/1/17	3,000,000	3,000,000
1.19%, due 11/7/17	3,000,000	2,999,435
1.207%, due 11/20/17	2,500,000	2,498,496
Exxon Mobil Corp. 1.091%, due 11/17/17 (c)	5,000,000	4,997,578
Florida Power & Light Co. (c)
1.481%, due 12/11/17	5,000,000	4,992,444
1.483%, due 12/13/17	4,000,000	3,993,793
Henkel of America, Inc. 1.219%, due 11/29/17 (b)(c)	5,000,000	4,995,294
Hershey Co. (b)(c)
1.129%, due 11/6/17	5,000,000	4,999,215
1.145%, due 11/22/17	4,000,000	3,997,363
Illinois Tool Works, Inc. (b)(c)
1.182%, due 11/1/17	4,000,000	4,000,000
1.199%, due 11/14/17	5,000,000	4,997,960
International Business Machines Corp. 1.146%, due 12/26/17 (b)(c)	2,125,000	2,121,039
John Deere Capital Corp. 1.22%, due 1/16/18 (b)(c)	5,000,000	4,986,700

†	Percentages indicated are based on Fund net assets.

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost
Short-Term Investments (continued)
Other Commercial Paper (continued)
Johnson & Johnson 1.104%, due 11/10/17 (c)	$5,000,000	$4,998,632
Kimberly-Clark Corp. 1.198%, due 11/13/17 (b)(c)	5,000,000	4,998,167
Merck & Co., Inc. 1.11%, due 11/15/17 (b)(c)	3,000,000	2,998,705
NIKE, Inc. 1.115%, due 11/22/17 (b)(c)	5,000,000	4,996,733
Novartis Finance Corp. (b)(c)
1.092%, due 11/1/17	2,500,000	2,500,000
1.119%, due 11/29/17	6,000,000	5,994,633
PACCAR Financial Corp. 1.19%, due 11/7/17 (c)	3,000,000	2,999,435
Procter & Gamble Co. (b)(c)
1.11%, due 11/15/17	2,000,000	1,999,106
1.203%, due 1/19/18	5,000,000	4,986,833
United Parcel Service, Inc. 1.131%, due 11/8/17 (b)(c)	5,000,000	4,998,940
UnitedHealth Group, Inc. 1.435%, due 11/3/17 (b)(c)	5,000,000	4,999,653
Walt Disney Co. 1.241%, due 1/22/18 (b)(c)	5,000,000	4,986,333
Washington Gas Light Co. 1.13%, due 11/7/17 (c)	5,150,000	5,148,970
Wisconsin Gas LLC 1.434%, due 11/2/17 (c)	5,000,000	4,999,836
Wisconsin Public Service 1.439%, due 11/6/17 (c)	5,000,000	4,999,139

Total Other Commercial Paper (Cost $180,142,871)		180,142,871

Treasury Debt 11.5%
United States Treasury Bill 0.931%, due 11/2/17 (c)	5,000,000	4,999,864
United States Treasury Notes
0.625%, due 6/30/18	5,000,000	4,981,190
0.75%, due 4/30/18	5,000,000	4,991,139
0.75%, due 7/31/18	5,000,000	4,980,041
0.75%, due 8/31/18	3,000,000	2,987,770
0.875%, due 1/31/18	5,000,000	5,000,000
0.875%, due 3/31/18	5,000,000	4,996,636
0.875%, due 5/31/18	5,000,000	4,991,555

Total Treasury Debt (Cost $37,928,195)		37,928,195

	Principal Amount	Amortized Cost
Treasury Repurchase Agreements 14.5%
Bank of America N.A. 1.05%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $15,000,438 (Collateralized by a United States Treasury Note with a rate of 2.375% and a maturity date of 12/31/20, with a Principal Amount of $14,900,100 and a Market Value of $15,300,085)	$15,000,000	$15,000,000
RBC Capital Markets 1.02%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $15,000,425 (Collateralized by United States Treasury securities with rates between 2.00% and 3.875% and a maturity date of 4/30/24 and 8/15/40, with a Principal Amount of $13,620,400 and a Market Value of $15,300,043)	15,000,000	15,000,000
TD Securities (U.S.A.) LLC 1.03%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $17,689,506 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 9/30/22, with a Principal Amount of $18,235,000 and a Market Value of $18,042,787)	17,689,000	17,689,000

Total Treasury Repurchase Agreements (Cost $47,689,000)		47,689,000

Total Short-Term Investments (Amortized Cost $329,252,153) (d)	100.1%	329,252,153
Other Assets, Less Liabilities	(0.1)	(411,448)
Net Assets	100.0%	$328,840,705

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2017.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Interest rate shown represents yield to maturity.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

LIBOR—London InterBank Offered Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$18,000,000	$—	$18,000,000
Financial Company Commercial Paper	—	35,492,087	—	35,492,087
Government Agency Debt	—	10,000,000	—	10,000,000
Other Commercial Paper	—	180,142,871	—	180,142,871
Treasury Debt	—	37,928,195	—	37,928,195
Treasury Repurchase Agreements	—	47,689,000	—	47,689,000

Total Investments in Securities	$—	$329,252,153	$—	$329,252,153

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (amortized cost $281,563,153)	$281,563,153
Repurchase agreements, at value (amortized cost $47,689,000)	47,689,000
Cash	599
Receivables:
Fund shares sold	1,039,258
Interest	76,822
Other assets	35,906

Total assets	330,404,738

Liabilities
Payables:
Fund shares redeemed	1,346,629
Manager (See Note 3)	113,593
Transfer agent (See Note 3)	50,548
Shareholder communication	29,102
Custodian	11,592
Professional fees	4,669
Trustees	810
Accrued expenses	5,873
Dividend payable	1,217

Total liabilities	1,564,033

Net assets	$328,840,705

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$3,288,918
Additional paid-in capital	325,551,994

328,840,912
Distributions in excess of net investment income	(74)
Accumulated net realized gain (loss) on investments	(133)

Net assets	$328,840,705

Class A
Net assets applicable to outstanding shares	$227,572,414

Shares of beneficial interest outstanding	227,603,070

Net asset value and offering price per share outstanding	$1.00

Investor Class
Net assets applicable to outstanding shares	$27,086,784

Shares of beneficial interest outstanding	27,098,761

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$43,350,783

Shares of beneficial interest outstanding	43,356,656

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$30,830,724

Shares of beneficial interest outstanding	30,833,354

Net asset value and offering price per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Interest	$3,230,020
Other income	1,904

Total income	3,231,924

Expenses
Manager (See Note 3)	1,509,083
Transfer agent (See Note 3)	588,144
Registration	108,453
Professional fees	82,993
Shareholder communication	54,684
Custodian	37,352
Trustees	8,697
Miscellaneous	15,775

Total expenses before waiver/reimbursement	2,405,181
Expense waiver/reimbursement from Manager (See Note 3)	(108,678)

Net expenses	2,296,503

Net investment income (loss)	935,421

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	50

Net increase (decrease) in net assets resulting from operations	$935,471

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$935,421	$95,970
Net realized gain (loss) on investments	50	18

Net increase (decrease) in net assets resulting from operations	935,471	95,988

Dividends to shareholders:
From net investment income:
Class A	(726,645)	(29,064)
Investor Class	(102,568)	(6,807)
Class B	(89,200)	(6,509)
Class C	(69,767)	(5,285)

Total dividends to shareholders	(988,180)	(47,665)

Capital share transactions:
Net proceeds from sale of shares	311,082,298	492,903,915
Net asset value of shares issued to shareholders in reinvestment of dividends	902,460	41,934
Cost of shares redeemed	(362,582,051)	(512,734,483)

Increase (decrease) in net assets derived from capital share transactions	(50,597,293)	(19,788,634)

Net increase (decrease) in net assets	(50,650,002)	(19,740,311)

Net Assets
Beginning of year	379,490,707	399,231,018

End of year	$328,840,705	$379,490,707

Undistributed (distributions in excess of) net investment income at end of year	$(74)	$52,436

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017		2016		2015		2014		2013
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.35%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%		0.02%		0.01%		0.01%		0.01%
Net expenses	0.59%		0.43%		0.13%		0.11%		0.15%
Expenses (before waiver/reimbursement)	0.60%		0.64%		0.64%		0.64%		0.65%
Net assets at end of year (in 000’s)	$227,572		$226,181		$243,517		$230,330		$290,028

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017		2016		2015		2014		2013
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.20%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%		0.02%		0.01%		0.01%		0.01%
Net expenses	0.73%		0.43%		0.14%		0.11%		0.16%
Expenses (before waiver/reimbursement)	0.79%		0.83%		0.87%		0.89%		0.90%
Net assets at end of year (in 000’s)	$27,087		$58,658		$56,512		$56,177		$58,774

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017		2016		2015		2014		2013
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.20%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%		0.02%		0.01%		0.01%		0.01%
Net expenses	0.73%		0.43%		0.14%		0.11%		0.16%
Expenses (before waiver/reimbursement)	0.79%		0.83%		0.87%		0.89%		0.90%
Net assets at end of year (in 000’s)	$43,351		$53,341		$58,152		$63,581		$73,803

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class C	2017		2016		2015		2014		2013
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.20%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%		0.02%		0.01%		0.01%		0.01%
Net expenses	0.73%		0.43%		0.13%		0.11%		0.15%
Expenses (before waiver/reimbursement)	0.79%		0.83%		0.87%		0.89%		0.90%
Net assets at end of year (in 000’s)	$30,831		$41,311		$41,050		$36,939		$33,254

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Money Market Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class T shares were not yet offered for sale.

Class A, Class I and Investor Class shares are offered at net asset value (“NAV”) without an initial sales charge. Class T shares are currently expected to be offered at NAV without an initial sales charge. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Investor Class shares may convert automatically to Class A shares and Class A shares may convert automatically to Investor Class shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

18	MainStay Money Market Fund

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities for which market quotations or observable inputs are not readily available are generally categorized as level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2017, is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the

19

Notes to Financial Statements (continued)

expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Debt Securities.  The Fund’s investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the year ended October 31, 2017, the effective management fee rate was 0.42% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.

Prior to February 28, 2017, the Fund paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; and Class C, 0.80%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Class T shares, This agreement will remain in effect until February 28, 2018, and shall renew

20	MainStay Money Market Fund

automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board

New York Life Investments may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $1,509,083. Additionally, New York Life Investments reimbursed fees in the amount of $108,678, without which the Fund’s total returns would have been lower.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Sales Charges.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. During the year ended October 31, 2017, the Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from CDSCs of Class A, Investor Class, Class B and Class C of $31,667, $278, $55,475 and $23,394, respectively.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$195,020
Investor Class	151,625
Class B	134,885
Class C	106,614

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,143	$(133)	$(1,217)	$—	$(207)

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$249	$—	$(249)

The reclassifications for the Fund are primarily due to non-deductible expenses.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $133 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$— (a)	$—

(a)	Less than 1,000

The Fund utilized $50 of capital loss carryforwards during the year ended October 31, 2017.

During the years ended October 31, 2017, and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$988,180	$47,665

21

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 7–Capital Share Transactions

Class A (at $1 per share)	Shares
Year ended October 31, 2017:
Shares sold	230,832,054
Shares issued to shareholders in reinvestment of dividends and distributions	673,838
Shares redeemed	(267,898,343)

Net increase (decrease) in shares outstanding before conversion	(36,392,451)
Shares converted into Class A (See Note 1)	41,236,776
Shares converted from Class A (See Note 1)	(3,420,770)

Net increase (decrease)	1,423,555

Year ended October 31, 2016:
Shares sold	369,603,010
Shares issued to shareholders in reinvestment of dividends and distributions	27,146
Shares redeemed	(394,385,308)

Net increase (decrease) in shares outstanding before conversion	(24,755,152)
Shares converted into Class A (See Note 1)	12,005,934
Shares converted from Class A (See Note 1)	(4,616,215)

Net increase (decrease)	(17,365,433)

Investor Class (at $1 per share)	Shares
Year ended October 31, 2017:
Shares sold	40,171,786
Shares issued to shareholders in reinvestment of dividends and distributions	86,374
Shares redeemed	(34,648,952)

Net increase (decrease) in shares outstanding before conversion	5,609,208
Shares converted into Investor Class (See Note 1)	3,639,222
Shares converted from Investor Class (See Note 1)	(40,811,279)

Net increase (decrease)	(31,562,849)

Year ended October 31, 2016:
Shares sold	47,185,103
Shares issued to shareholders in reinvestment of dividends and distributions	4,957
Shares redeemed	(38,170,925)

Net increase (decrease) in shares outstanding before conversion	9,019,135
Shares converted into Investor Class (See Note 1)	4,716,440
Shares converted from Investor Class (See Note 1)	(11,597,361)

Net increase (decrease)	2,138,214

Class B (at $1 per share)	Shares
Year ended October 31, 2017:
Shares sold	6,687,777
Shares issued to shareholders in reinvestment of dividends and distributions	80,358
Shares redeemed	(16,508,386)

Net increase (decrease) in shares outstanding before conversion	(9,740,251)
Shares converted from Class B (See Note 1)	(242,742)

Net increase (decrease)	(9,982,993)

Year ended October 31, 2016:
Shares sold	13,369,067
Shares issued to shareholders in reinvestment of dividends and distributions	5,210
Shares redeemed	(17,683,537)

Net increase (decrease) in shares outstanding before conversion	(4,309,260)
Shares converted from Class B (See Note 1)	(508,789)

Net increase (decrease)	(4,818,049)

22	MainStay Money Market Fund

Class C (at $1 per share)	Shares
Year ended October 31, 2017:
Shares sold	33,390,681
Shares issued to shareholders in reinvestment of dividends and distributions	61,890
Shares redeemed	(43,526,370)

Net increase (decrease) in shares outstanding before conversion	(10,073,799)
Shares converted into Class C (See Note 1)	13,726
Shares converted from Class C (See Note 1)	(414,933)

Net increase (decrease)	(10,475,006)

Year ended October 31, 2016:
Shares sold	62,746,661
Shares issued to shareholders in reinvestment of dividends and distributions	4,621
Shares redeemed	(62,494,713)

Net increase (decrease) in shares outstanding before conversion	256,569
Shares converted from Class C (See Note 1)	(9)

Net increase (decrease)	256,560

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Money Market Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Money Market Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

24	MainStay Money Market Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017, were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Funds and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
2,644,056,263.750	21,799,781.292	2,665,856,045.042

David H. Chow:

Votes For	Votes Witheld	Total
2,644,576,776.557	21,279,268.485	2,665,856,045.042

Susan B. Kerley:

Votes For	Votes Witheld	Total
2,645,459,747.343	20,396,297.699	2,665,856,045.042

Alan R. Latshaw:

Votes For	Votes Witheld	Total
2,644,443,039.401	21,413,005.641	2,665,856,045.042

Peter Meenan:

Votes For	Votes Witheld	Total
2,640,156,421.578	25,699,623.464	2,665,856,045.042

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
2,641,415,514.849	24,440,530.193	2,665,856,045.042

Jacques P. Perold:

Votes For	Votes Witheld	Total
2,645,300,993.731	20,555,051.311	2,665,856,045.042

Richard S. Trutanic:

Votes For	Votes Witheld	Total
2,641,761,336.311	24,094,708.731	2,665,856,045.042

Federal Income Tax Information

(Unaudited)

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October  31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

25

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

26	MainStay Money Market Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

27

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

28	MainStay Money Market Fund

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1715987 MS286-17	MSMM11-12/17 (NYLIM) NL214

MainStay Tax Free Bond Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–3.07 1.50%	2.56 3.50%	4.09 4.57%	0.80 0.80%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–3.14 1.43	2.54 3.49	4.53 5.03	0.79 0.79
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–3.75 1.17	2.87 3.23	4.24 4.24	1.04 1.04
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	0.28 1.27	3.23 3.23	4.25 4.25	1.04 1.04
Class I Shares	No Sales Charge		12/21/2009	1.75	3.76	5.46	0.55

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or Since Inception
Bloomberg Barclays Municipal Bond Index[4]	2.19%	3.00%	4.50%
Morningstar Muni National Long Category Average[5]	1.67	2.88	4.10

4.	The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad-based market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,028.20	$4.14	$1,021.10	$4.13	0.81%

Investor Class Shares	$1,000.00	$1,028.20	$4.04	$1,021.20	$4.02	0.79%

Class B Shares	$1,000.00	$1,026.00	$5.31	$1,020.00	$5.30	1.04%

Class C Shares	$1,000.00	$1,027.00	$5.31	$1,020.00	$5.30	1.04%

Class I Shares	$1,000.00	$1,029.50	$2.86	$1,022.40	$2.85	0.56%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2017 (Unaudited)

New York	21.0%
Illinois	13.8
California	10.0
Puerto Rico	7.4
Texas	6.1
South Carolina	4.1
New Jersey	3.7
Michigan	3.1
Pennsylvania	3.0
Connecticut	2.3
Ohio	2.1
Arkansas	1.8
U.S. Virgin Islands	1.7
Colorado	1.5
Guam	1.5
Florida	1.3
Massachusetts	1.3
Missouri	1.3
Nebraska	1.3
Rhode Island	1.3
District of Columbia	1.0
Oklahoma	1.0
Tennessee	0.9
Virginia	0.9
North Carolina	0.8

Washington	0.7%
Alabama	0.6
Indiana	0.6
Iowa	0.5
Kansas	0.5
Louisiana	0.5
Montana	0.4
New Hampshire	0.3
Minnesota	0.2
Mississippi	0.2
North Dakota	0.2
Wisconsin	0.2
Alaska	0.1
Hawaii	0.1
Kentucky	0.1
Maryland	0.1
New Mexico	0.1
South Dakota	0.1
Arizona	0.0	‡
Utah	0.0	‡
Wyoming	0.0	‡
Other Assets, Less Liabilities	0.3

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds, 0.95%–5.00%, due 11/1/22–8/1/45

2.	South Carolina Public Service Authority, Revenue Bonds, 5.00%, due 12/1/29–12/1/56

3.	Puerto Rico Highway & Transportation Authority, Revenue Bonds, 5.25%–5.50%, due 7/1/21–7/1/41 (Insured)

4.	New York State Dormitory Authority, Sales Tax, Revenue Bonds, 5.00%, due 3/15/40–3/15/44

5.	City of New York NY, Unlimited General Obligation, 0.92%–5.25%, due 8/1/24–4/1/36

6.	State of Illinois, Unlimited General Obligation, 4.00%–5.00%, due 11/1/18–6/1/41
7.	North Texas Tollway Authority, Revenue Bonds, 5.00%–6.00%, due 1/1/34–9/1/41

8.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, (zero coupon)–6.00%, due 7/1/19–7/1/37 (Insured)

9.	New York State Energy Research & Development Authority, Niagara Mohawk Power Corp., Revenue Bonds, 3.03%–3.104%, due 12/1/25–7/1/29

10.	City of Chicago IL, Wastewater Transmission, Revenue Bonds, 5.00%–5.25%, due 1/1/28–1/1/47

8	MainStay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Free Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 1.50% for Class A shares, 1.43% for Investor Class shares, 1.17% for Class B shares and 1.27% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 1.75%. For the 12 months ended October 31, 2017, all share classes underperformed the 2.19% return of the Bloomberg Barclays Municipal Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Class I shares outperformed—and all other share classes underperformed—the 1.67% return of the Morningstar Muni National Long Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index was hurt by overweight positions in insured Puerto Rico bonds and issues from the U.S. Virgin Islands. These bonds were negatively affected by Hurricanes Maria and Irma. The Fund’s yield curve3 positioning benefited from an underweight position relative to the Bloomberg Barclays Municipal Bond Index at the front end of the curve, as the Federal Reserve raised the federal funds target range three times during the reporting period. The Fund’s overweight position relative to the Index in the 20- to 30-year portion of the yield curve also benefited relative performance. An overweight position in the intermediate portion of the yield curve, however, detracted from relative performance. The Fund’s performance relative to the Bloomberg Barclay’s Municipal Bond Index was helped by an overweight position in State of Illinois securities as investor sentiment improved after the state enacted a budget following a multiyear impasse. Security selection in the State of California also contributed positively to the Fund’s relative performance. (Contributions take weightings and total returns into account.)

What was the Fund’s duration4 strategy during the reporting period?

During the reporting period, the Fund’s duration was targeted to remain in a neutral range relative to the bonds in which the

Fund can invest, as outlined in the prospectus. This target typically places the Fund’s duration within plus or minus 10% of the benchmark’s duration. As of October 31, 2017, the Fund’s modified duration to worst5 was 4.51 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The municipal market experienced a significant dislocation at the beginning of the reporting period. Redemptions, which were already weighing on the municipal market, escalated after the November 2016 U.S. presidential election. The municipal market took the cue from the U.S. Treasury market, with higher rates warranted by fears that a stronger economy could spur higher inflation and the potential for an increasing deficit. We believed that investors also worried about potential changes in the tax code, causing tax-exempt bonds to underperform most of their taxable counterparts. In particular, credit spreads6 in the municipal market widened. While the Fund experienced a significant drawdown in November 2016, our cash reserves insulated us from selling into a difficult market. In fact, we were able to buy bonds in the primary and the secondary marketplace while most of our competitors were selling. After reducing the Fund’s average maturity and increasing its credit quality during the prior six-month period, we reversed course during the fourth quarter of 2016 and began extending maturities and buying lower-rated investment-grade securities. This strategy benefited the Fund for the remainder of the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The most substantial positive contribution to the Fund’s performance during the reporting period came from security selection within the local general obligation bond sector. The Fund’s exposure to the special tax sector detracted from performance. This was mainly the result of certain bonds in the U.S. Virgin Islands and insured Puerto Rico bonds in the special tax sector being affected by natural disasters. The Fund’s exposure to the hospital sector also detracted slightly from the Fund’s performance during the reporting period.

1.	See footnote on page 6 for more information on the Bloomberg Barclays Municipal Bond Index.
2.	See footnote on page 6 for more information on the Morningstar Muni National Long Category Average.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

9

How did the Fund’s sector weightings change during the reporting period?

During the latter half of the reporting period, the Fund increased its exposure to pre-refunded bonds as the expected number of Federal Reserve rate hikes was lower than it had been during the first half of the reporting period. The Fund slightly reduced its exposure to the special tax sector during the reporting period. The Fund increased its allocation to variable-rate demand notes during the second half of the reporting period, along with its exposure to insured securities. On a state level, the Fund increased its exposure to New York, while it reduced exposure to California and the U.S. Virgin Islands.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund continued to hold an overweight position relative to the Bloomberg Barclays Municipal Bond Index in bonds with maturities of 15 years or longer. As of the end of the reporting period, the Fund held an underweight exposure relative to the benchmark in higher-rated bonds, specifically AAA7 and AA+ bonds, and held an overweight position in securities rated BBB.8 As of the same date, the Fund maintained a defensive duration position in relation to the benchmark by approximately a half-year. This was achieved using differing coupon structures and an increase in the Fund’s cash position, which is held primarily in variable-rate demand notes.

7.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Ratings from ‘AA’ to ‘CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Tax Free Bond Fund

Portfolio of Investments October 31, 2017

	Principal Amount	Value
Long-Term Bonds 99.7%† Municipal Bonds 99.7%
Alabama 0.6%
City of Birmingham AL, Unlimited General Obligation Series A 5.00%, due 3/1/43	$4,150,000	$4,660,243
Houston County Health Care Authority, Southeast Alabama Medical, Revenue Bonds
5.00%, due 10/1/25	1,000,000	1,149,790
5.00%, due 10/1/30	3,700,000	4,170,307
University of South Alabama, Revenue Bonds
Insured: AGM 4.00%, due 11/1/35	2,000,000	2,124,220
Insured: AGM 5.00%, due 11/1/29	1,110,000	1,312,719
Insured: AGM 5.00%, due 11/1/30	2,000,000	2,356,520

		15,773,799

Alaska 0.1%
Alaska Industrial Development & Export Authority, FairBanks Community Hospital, Revenue Bonds 5.00%, due 4/1/32	3,550,000	3,916,218

Arizona 0.0%‡
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	1,000,000	1,064,770

Arkansas 1.8%
City of Fort Smith AR, Water & Sewer, Revenue Bonds
Insured: BAM 5.00%, due 10/1/27	1,945,000	2,343,414
Insured: BAM 5.00%, due 10/1/28	1,535,000	1,834,494
Insured: BAM 5.00%, due 10/1/29	1,075,000	1,277,186
Insured: BAM 5.00%, due 10/1/31	2,335,000	2,749,789
County of Pulaski AR, Arkansas Children’s Hospital, Revenue Bonds
5.00%, due 3/1/34	2,000,000	2,322,140
5.00%, due 3/1/35	1,550,000	1,794,435

	Principal Amount	Value
Arkansas (continued)
Pulaski County Special School District, Limited General Obligation 4.00%, due 2/1/48	$15,500,000	$16,048,390
Springdale Public Facilities Board, Arkansas Children’s Northwest, Revenue Bonds 5.00%, due 3/1/34	2,890,000	3,370,203
Springdale School District No. 50, Limited General Obligation
4.00%, due 6/1/36	2,500,000	2,656,850
4.00%, due 6/1/40	11,000,000	11,578,050
University of Arkansas, UALR Campus, Revenue Bonds
5.00%, due 10/1/29	1,315,000	1,575,041
5.00%, due 10/1/30	1,110,000	1,321,688
5.00%, due 10/1/31	1,205,000	1,429,540

		50,301,220

California 10.0%
Anaheim City School District, Election 2010, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	4,700,000	5,559,442
Anaheim Public Financing Authority, Public Improvements Project, Revenue Bonds
Series C, Insured: AGM (zero coupon), due 9/1/31	11,990,000	7,399,988
Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	15,675,000	15,723,279
Antelope Valley Community College District, Election 2016, Unlimited General Obligation Series A 4.50%, due 8/1/38	15,000,000	16,638,300
California Educational Facilities Authority, Loma Linda University, Revenue Bonds Series A 5.00%, due 4/1/42	390,000	443,266
California Educational Facilities Authority, San Francisco University, Revenue Bonds 6.125%, due 10/1/30	1,525,000	1,808,726
California Health Facilities Financing Authority, Dignity Health, Revenue Bonds Series A 6.00%, due 7/1/34	3,000,000	3,244,260

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Health Facilities Financing Authority, Providence St. Joseph Health, Revenue Bonds Series A 4.00%, due 10/1/35	$1,230,000	$1,301,943
California Health Facilities Financing Authority, Sutter Health, Revenue Bonds
Series A 5.00%, due 11/15/34	5,000,000	5,837,550
Series A 5.00%, due 11/15/41	5,000,000	5,747,800
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/47	7,250,000	8,109,633
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	16,000,000	3,756,000
California State Public Works Board, Various Capital Project, Revenue Bonds
Series G-1 5.75%, due 10/1/30	1,400,000	1,525,454
Series I-1 6.625%, due 11/1/34	175,000	174,734
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds 6.375%, due 7/1/45	780,000	828,758
California Statewide Communities Development Authority, Cottage Health Obligation Group, Revenue Bonds 5.25%, due 11/1/30	1,475,000	1,611,157
Ceres Unified School District, Election 2008, Unlimited General Obligation Series A (zero coupon), due 8/1/37	4,150,000	1,173,869
City of Escondido CA, Unlimited General Obligation 5.00%, due 9/1/36	5,000,000	5,825,800
City of Long Beach CA, Airport System, Revenue Bonds Series A 5.00%, due 6/1/30	5,000,000	5,418,750
City of Tulare CA, Sewer, Revenue Bonds Insured: AGM 4.00%, due 11/15/41	5,500,000	5,749,975

	Principal Amount	Value
California (continued)
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation Series F, Insured: BAM 5.00%, due 8/1/46	$12,385,000	$14,216,122
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	24,500,000	27,651,190
Colton Joint Unified School District, Unlimited General Obligation
Series B, Insured: BAM 4.00%, due 8/1/30	3,495,000	3,858,235
Series B, Insured: BAM 4.00%, due 8/1/31	2,500,000	2,741,400
Firebaugh-Las Deltas Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/41	3,000,000	3,608,850
Fontana Public Finance Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/32	2,640,000	3,050,177
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/35	14,800,000	6,497,052
Series C (zero coupon), due 8/1/36	15,500,000	6,308,810
Fresno Unified School District, Election 2001, Unlimited General Obligation
Series G (zero coupon), due 8/1/32	6,000,000	2,672,940
Series G (zero coupon), due 8/1/33	10,000,000	4,136,000
Series G (zero coupon), due 8/1/41	23,485,000	5,507,467
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/40	5,410,000	6,221,717
Lennox School District, Election 2016, Unlimited General Obligation Insured: AGM 5.25%, due 8/1/42	5,000,000	5,960,250
Live Oak Elementary School District, Certificates of Participation Insured: AGM 5.00%, due 8/1/39	3,205,000	3,681,520

12	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Oakland Unified School District, Alameda County, Unlimited General Obligation
Insured: AGM 5.00%, due 8/1/27	$1,160,000	$1,411,360
Insured: AGM 5.00%, due 8/1/28	1,755,000	2,117,092
Insured: AGM 5.00%, due 8/1/29	2,535,000	3,033,989
Oceanside Unified School District, Unrefunded Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/49	560,000	72,038
Paramount Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/43	25,000,000	5,894,000
Pomona Unified School District, Election 2008, Unlimited General Obligation Series E, Insured: AGM 5.00%, due 8/1/30	3,285,000	3,741,878
Regents of the University of California Medical Center, Revenue Bonds Series B-1 0.80%, due 5/15/32 (a)	3,400,000	3,400,000
Riverside County Redevelopment Successor Agency, Jurupa Valley Project, Tax Allocation
Series B, Insured: BAM 5.00%, due 10/1/28	2,510,000	2,999,751
Series B, Insured: BAM 5.00%, due 10/1/29	875,000	1,041,548
Series B, Insured: BAM 5.00%, due 10/1/30	2,645,000	3,133,743
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/30	3,000,000	3,543,660
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/30	1,000,000	1,157,370
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds Series A 5.00%, due 10/15/44	3,000,000	3,439,950

	Principal Amount	Value
California (continued)
San Lorenzo Unified School District, Election 2008, Unlimited General Obligation Series B 6.00%, due 8/1/41	$4,535,000	$5,259,602
San Marcos School Financing Authority, Revenue Bonds
Insured: AGM 5.00%, due 8/15/33	500,000	594,040
Insured: AGM 5.00%, due 8/15/34	1,000,000	1,182,440
Insured: AGM 5.00%, due 8/15/35	1,000,000	1,177,760
Insured: AGM 5.00%, due 8/15/36	1,100,000	1,290,421
Insured: AGM 5.25%, due 8/15/40	2,000,000	2,401,640
Santa Clara County Financing Authority, Revenue Bonds Series Q 4.00%, due 5/15/33	5,000,000	5,369,900
Santa Clara Valley Transportation Authority, Revenue Bonds Series A 5.00%, due 4/1/35	3,900,000	4,576,182
Simi Valley Unified School District, Election 2016, Unlimited General Obligation
Series A 5.00%, due 8/1/38	1,000,000	1,184,620
Series A 5.00%, due 8/1/39	1,000,000	1,181,810
Series A 5.00%, due 8/1/40	1,195,000	1,408,917
Solano County Conmunity College District, Election 2012, Unlimited General Obligation Series C 5.25%, due 8/1/42	5,000,000	6,076,500
Southern California Public Power Authority, Apex Power Project, Revenue Bonds Series A 5.00%, due 7/1/33	4,500,000	5,301,315
Southwestern Community College District, Election 2008, Unlimited General Obligation Series C (zero coupon), due 8/1/46	13,000,000	4,352,530

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
State of California, Unlimited General Obligation
6.00%, due 11/1/35	$2,500,000	$2,743,425
6.25%, due 11/1/34	4,000,000	4,412,560
Tahoe-Truckee Unified School District, Unlimited General Obligation Series B 5.00%, due 8/1/41	2,200,000	2,569,402
Twin Rivers Unified School District, Prerefunded, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/32	230,000	155,544
Twin Rivers Unified School District, Unrefunded Election 2006, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/32	5,120,000	3,141,376
Westminster School District, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	13,900,000	2,221,081

		285,577,858

Colorado 1.5%
Colorado Health Facilities Authority, Evangelical Lutheran Good Samaritan, Revenue Bonds 5.625%, due 6/1/43	1,180,000	1,339,984
Denver Convention Center Hotel Authority, Revenue Bonds
5.00%, due 12/1/30	1,305,000	1,513,343
5.00%, due 12/1/31	1,395,000	1,608,114
5.00%, due 12/1/32	2,500,000	2,866,975
5.00%, due 12/1/36	1,000,000	1,131,590
Rampart Range Metropolitan District No. 1, Revenue Bonds Insured: AGM 5.00%, due 12/1/42	9,500,000	10,901,440
Regional Transportation District, Certificates of Participation Series A 4.50%, due 6/1/44	19,920,000	21,433,920
Vista Ridge Metropolitan District, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 12/1/31	1,250,000	1,433,488

		42,228,854

	Principal Amount	Value
Connecticut 2.3%
City of Hartford CT, Unlimited General Obligation
Series A 5.00%, due 4/1/28	$2,500,000	$2,375,025
Series C, Insured: AGM 5.00%, due 7/15/32	7,470,000	8,110,104
Series C, Insured: AGM 5.00%, due 7/15/34	2,500,000	2,691,650
City of Hartford CT, Unrefunded, Unlimited General Obligation
Series A 5.00%, due 4/1/29	895,000	850,259
Series A, Insured: AGM 5.00%, due 4/1/32	195,000	209,752
Connecticut State Health & Educational Facility Authority, Quinnipiac University, Revenue Bonds Series L 5.00%, due 7/1/32	10,425,000	12,020,025
Connecticut State Health & Educational Facility Authority, Yale University, Revenue Bonds 0.72%, due 7/1/36 (a)	550,000	550,000
State of Connecticut Special Tax, Transportation Infrastructure, Revenue Bonds
Series A 5.00%, due 9/1/30	5,000,000	5,692,700
Series A, Insured: BAM 5.00%, due 9/1/31	14,470,000	16,907,761
Series A 5.00%, due 9/1/33	13,000,000	14,905,540

		64,312,816

District of Columbia 1.0%
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
5.00%, due 6/1/32	1,125,000	1,235,587
5.00%, due 6/1/42	5,500,000	5,938,350
District of Columbia, Gallery Place Project, Tax Allocation 5.00%, due 6/1/27	525,000	584,346
District of Columbia, KIPP Charter School, Revenue Bonds
6.00%, due 7/1/43	1,000,000	1,143,950
6.00%, due 7/1/48	1,575,000	1,797,343

14	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
District of Columbia (continued)
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds
Series B (zero coupon), due 10/1/44	$7,140,000	$8,610,983
Series C, Insured: AGC 6.50%, due 10/1/41	8,000,000	10,364,480

		29,675,039

Florida 1.3%
City of Miami Beach FL Parking, Revenue Bonds
Insured: BAM 5.00%, due 9/1/34	1,000,000	1,159,790
Insured: BAM 5.00%, due 9/1/35	1,990,000	2,303,425
Insured: BAM 5.00%, due 9/1/40	2,500,000	2,865,325
City of Orlando FL, Prerefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	9,280,000	9,280,000
City of Orlando FL, Unrefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	4,720,000	4,734,963
County of Miami-Dade FL Aviation, Miami International Airport, Revenue Bonds, Insured: AGM (b)	10,000,000	10,365,315
County of Miami-Dade FL Aviation, Revenue Bonds 5.00%, due 10/1/31	750,000	884,535
County of Miami-Dade FL, Jackson Health System, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/1/33	3,375,000	3,830,254
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Revenue Bonds 5.00%, due 8/1/31	1,500,000	1,683,225
Pinellas County Health Facilities Authority, BayCare Health System, Revenue Bonds 0.93%, due 11/1/38 (a)	1,000,000	1,000,000

		38,106,832

Guam 1.5%
Antonio B Won Pat International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.125%, due 10/1/43 (b)	5,000,000	5,879,300

	Principal Amount	Value
Guam (continued)
Guam Government, Waterworks Authority, Revenue Bonds
5.00%, due 7/1/36	$1,750,000	$1,902,355
5.00%, due 1/1/46	2,500,000	2,679,500
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/30	5,610,000	6,232,654
Series A, Insured: AGM 5.00%, due 10/1/44	655,000	722,033
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/35	8,350,000	8,932,496
Series A 5.125%, due 1/1/42	3,085,000	3,236,042
Series A 5.25%, due 1/1/36	2,000,000	2,126,440
Series A 6.50%, due 11/1/40	2,700,000	3,096,603
Territory of Guam, Section 30, Revenue Bonds
Series A 5.00%, due 12/1/27	2,265,000	2,648,011
Series A 5.00%, due 12/1/32	1,250,000	1,415,112
Series A 5.00%, due 12/1/34	2,290,000	2,569,563
Series A 5.00%, due 12/1/36	1,000,000	1,114,640

		42,554,749

Hawaii 0.1%
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Revenue Bonds 6.50%, due 7/1/39	3,000,000	3,244,950

Illinois 13.8%
Carol Stream Park District, Unlimited General Obligation Insured: BAM 5.00%, due 1/1/37	3,995,000	4,538,600
Chicago Board of Education, School Reform, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 12/1/26	19,995,000	14,105,073
Chicago Board of Education, Special Tax 6.00%, due 4/1/46	19,485,000	22,883,963
Chicago Board of Education, Unlimited General Obligation
Series C, Insured: AGM 5.00%, due 12/1/32	16,000,000	16,464,640
Series A, Insured: AGM 5.50%, due 12/1/39	11,455,000	12,630,627

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Chicago O’Hare International Airport, Prerefunded Third Lien, Revenue Bonds Series A 5.625%, due 1/1/35	$1,815,000	$2,057,520
Chicago O’Hare International Airport, Unrefunded Third Lien, Revenue Bonds Series A 5.625%, due 1/1/35	435,000	487,222
Chicago Park District, Limited General Obligation
Series A 5.00%, due 1/1/28	1,000,000	1,146,170
Series A 5.00%, due 1/1/29	750,000	851,475
Series A 5.00%, due 1/1/31	1,000,000	1,119,230
Series A 5.00%, due 1/1/35	2,000,000	2,202,400
Chicago Transit Authority, Second Lien, Revenue Bonds
5.00%, due 12/1/46	10,000,000	10,826,100
5.00%, due 12/1/51	6,750,000	7,318,350
City of Chicago IL Motor Fuel Tax, Revenue Bonds Insured: AGM 5.00%, due 1/1/33	4,725,000	5,118,167
City of Chicago IL, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 1/1/26	10,000,000	10,588,200
Series A 6.00%, due 1/1/38	19,050,000	21,853,398
Series A, Insured: BAM 6.00%, due 1/1/38	6,000,000	7,411,680
♦City of Chicago IL, Wastewater Transmission, Revenue Bonds
5.00%, due 1/1/28	1,000,000	1,115,920
Series B, Insured: AGM 5.00%, due 1/1/30	7,585,000	8,785,705
5.00%, due 1/1/33	2,000,000	2,178,840
5.00%, due 1/1/39	8,420,000	9,080,549
5.00%, due 1/1/44	14,840,000	15,860,102
Series A 5.00%, due 1/1/47	2,675,000	2,921,314
Series A, Insured: AGM 5.25%, due 1/1/42	4,000,000	4,585,080
City of Chicago IL, Wastewater, Revenue Bonds
5.00%, due 11/1/27	1,000,000	1,136,200
5.00%, due 11/1/29	1,700,000	1,913,163
Insured: AGM 5.25%, due 11/1/33	4,535,000	5,359,100

	Principal Amount	Value
Illinois (continued)
City of Chicago IL, Wastewater, Revenue Bonds (continued)
Insured: AGM 5.25%, due 11/1/34	$1,785,000	$2,099,321
Insured: AGM 5.25%, due 11/1/35	3,025,000	3,554,829
City of Country Club Hills IL, Unlimited General Obligation Insured: BAM 4.50%, due 12/1/31	455,000	492,142
Cook County Community College District No. 508, City College of Chicago, Unlimited General Obligation Insured: BAM 5.50%, due 12/1/38	5,000,000	5,598,500
Cook County Community High School District No. 212 Leyden, Revenue Bonds
Series C, Insured: BAM 5.00%, due 12/1/30	3,370,000	3,824,579
Series C, Insured: BAM 5.00%, due 12/1/31	2,610,000	2,958,487
County of Cook IL, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 11/15/26	8,350,000	9,893,998
Illinois Finance Authority, Memorial Health System, Revenue Bonds 0.92%, due 10/1/22 (a)	4,240,000	4,240,000
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds Series A 6.00%, due 7/1/43	9,600,000	10,812,384
Illinois Finance Authority, University of Chicago Medical Center, Revenue Bonds (a)
Series E-1 0.88%, due 8/1/43	13,100,000	13,100,000
Series B 0.88%, due 8/1/44	1,500,000	1,500,000
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/31	5,000,000	5,562,750
Madison County Community Unit School, District No. 7 Edwardsville, Unlimited General Obligation
Insured: BAM 4.00%, due 12/1/18	1,240,000	1,271,868
Insured: BAM 4.00%, due 12/1/19	2,475,000	2,588,380
Insured: BAM 4.00%, due 12/1/20	2,085,000	2,217,085

16	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Metropolitan Pier & Exposition Authority, Capital Appreciation, Revenue Bonds Series A, Insured: AGM (zero coupon), due 6/15/30	$14,250,000	$8,938,740
Metropolitan Pier & Exposition Authority, Capital Appreciation-McCormick, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 6/15/36	53,190,000	24,486,548
Public Building Commission of Chicago, Chicago Transit Authority, Revenue Bonds Insured: AMBAC 5.25%, due 3/1/29	580,000	664,883
Rock Island County, Public Building Commission, Revenue Bonds
Insured: AGM 5.00%, due 12/1/31	500,000	576,815
Insured: AGM 5.00%, due 12/1/36	2,645,000	2,986,417
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM 5.00%, due 4/1/26	1,175,000	1,347,455
Series B, Insured: BAM 5.00%, due 4/1/29	1,620,000	1,826,501
Series B, Insured: BAM 5.00%, due 4/1/30	1,000,000	1,121,460
♦State of Illinois, Unlimited General Obligation
Insured: BAM 4.00%, due 6/1/41	12,600,000	12,773,628
5.00%, due 11/1/18	30,000,000	30,979,500
Insured: AGM 5.00%, due 1/1/19	9,000,000	9,349,110
United City of Yorkville, Special Tax Insured: AGM 5.00%, due 3/1/32	3,790,000	4,309,003
Village of Bellwood IL, Unlimited General Obligation Insured: AGM 5.00%, due 12/1/29	1,500,000	1,723,095
Village of Crestwood IL, Alternative Revenue Source, Unlimited General Obligation
Series B, Insured: BAM 5.00%, due 12/15/29	750,000	841,732
Series B, Insured: BAM 5.00%, due 12/15/30	850,000	952,943
Series B, Insured: BAM 5.00%, due 12/15/31	955,000	1,068,387

	Principal Amount	Value
Illinois (continued)
Village of Oswego IL, Unlimited General Obligation 5.00%, due 12/15/33	$7,670,000	$8,936,087
Village of Rosemont IL, Corporate Purpose Bond, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 12/1/40	8,090,000	9,006,840
Series A, Insured: AGM 5.00%, due 12/1/46	6,500,000	7,188,740

		393,330,995

Indiana 0.6%
Indiana Finance Authority, Duke Energy Indiana Project A-4, Revenue Bonds 0.89%, due 12/1/39 (a)	7,000,000	7,000,000
Indiana Finance Authority, Educational Facilities-Butler University, Revenue Bonds
Series B 5.00%, due 2/1/24	2,100,000	2,359,791
Series A 5.00%, due 2/1/25	2,215,000	2,473,668
Series B 5.00%, due 2/1/25	2,210,000	2,468,084
Series B 5.00%, due 2/1/26	2,320,000	2,571,998
Indianapolis Local Public Improvement Bond Bank, Unrefunded-Waterworks Project, Revenue Bonds Series A, Insured: AGC 5.50%, due 1/1/38	885,000	928,099

		17,801,640

Iowa 0.5%
City of Coralville IA, Certificates of Participation
Series E 4.00%, due 6/1/21	545,000	577,820
Series E 4.00%, due 6/1/22	1,405,000	1,498,165
Series E 4.00%, due 6/1/23	1,320,000	1,409,021
City of Hills IA, Mercy Hospital Project, Revenue Bonds 0.98%, due 8/1/35 (a)	12,080,000	12,080,000

		15,565,006

Kansas 0.5%
City of Hutchinson KS, Hutchinson Regional Medical Center, Inc., Revenue Bonds
5.00%, due 12/1/26	565,000	644,100
5.00%, due 12/1/28	410,000	460,869

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Kansas (continued)
City of Hutchinson KS, Hutchinson Regional Medical Center, Inc., Revenue Bonds (continued)
5.00%, due 12/1/30	$500,000	$555,025
5.00%, due 12/1/36	1,150,000	1,245,921
University of Kansas Hospital Authority, KU Health System, Revenue Bonds
5.00%, due 9/1/33	2,500,000	2,873,425
5.00%, due 9/1/34	5,000,000	5,728,000
5.00%, due 9/1/35	2,800,000	3,199,196

		14,706,536

Kentucky 0.1%
City of Ashland KY, King’s Daughters Medical Center Project, Revenue Bonds
Series A 4.00%, due 2/1/21	1,070,000	1,137,977
Series A 5.00%, due 2/1/23	1,525,000	1,731,409

		2,869,386

Louisiana 0.5%
City of Shreveport LA, Water & Sewer, Revenue Bonds Series B, Insured: AGM 4.00%, due 12/1/41	2,750,000	2,858,762
Jefferson Parish, Louisiana Hospital Service District No. 1, West Jefferson Medical Center, Revenue Bonds Series A, Insured: AGM 6.00%, due 1/1/39	3,695,000	4,231,514
Louisiana Local Government Environmental Facilities & Community Development Authority, McNeese State University Student Parking Co., Revenue Bonds
Insured: AGM 4.00%, due 3/1/22	335,000	367,472
Insured: AGM 4.00%, due 3/1/23	350,000	377,079
Louisiana Public Facilities Authority, Loyola University, Revenue Bonds 5.25%, due 10/1/30	2,930,000	3,371,434
Louisiana Public Facilities Authority, Prerefunded-Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/34	20,000	24,793
Louisiana Public Facilities Authority, Unrefunded-Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/34	2,010,000	2,279,963

	Principal Amount	Value
Louisiana (continued)
Louisiana Stadium & Exposition District, Revenue Bonds Series A 5.00%, due 7/1/30	$1,485,000	$1,697,593

		15,208,610

Maryland 0.1%
Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, Revenue Bonds 5.00%, due 7/1/39	3,600,000	3,950,316

Massachusetts 1.3%
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/30	1,200,000	1,359,372
5.00%, due 10/1/31	1,200,000	1,353,432
5.00%, due 10/1/32	1,240,000	1,391,429
5.00%, due 10/1/33	1,500,000	1,675,845
5.00%, due 10/1/34	2,170,000	2,415,579
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds
4.00%, due 1/1/32	1,645,000	1,777,455
4.00%, due 1/1/33	1,000,000	1,072,610
Massachusetts Educational Financing Authority, Revenue Bonds
Series B 5.70%, due 1/1/31 (b)	1,315,000	1,381,736
Series I 6.00%, due 1/1/28	1,520,000	1,606,838
Massachusetts State Development Finance Agency, Prerefunded-Suffolk University, Revenue Bonds
Series A 6.00%, due 7/1/24	1,285,000	1,387,839
Series A 6.25%, due 7/1/30	4,090,000	4,434,133
Massachusetts State Development Finance Agency, Unrefunded-Suffolk University, Revenue Bonds
Series A 6.00%, due 7/1/24	715,000	767,781
Series A 6.25%, due 7/1/30	2,310,000	2,484,035
Massachusetts State Water Resources Authority, Revenue Bonds Series C 0.89%, due 8/1/20 (a)	11,620,000	11,620,000

18	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	$2,000,000	$2,264,060

		36,992,144

Michigan 3.1%
City of Detroit MI, Sewage Disposal System, Senior Lien, Revenue Bonds
Series A, Insured: NATL-RE 5.25%, due 7/1/20	2,000,000	2,006,960
Series A 5.25%, due 7/1/39	14,150,000	15,701,123
Series C-1, Insured: AGM 7.00%, due 7/1/27	5,000,000	5,464,900
City of Detroit MI, Water Supply System, Senior Lien, Revenue Bonds
Series A 5.25%, due 7/1/41	5,000,000	5,443,600
Series A 5.75%, due 7/1/37	5,550,000	6,200,238
County of Wayne MI, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,500,000	2,517,600
Detroit City School District, Improvement School Building & Site, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/26	750,000	841,500
Series A, Insured: Q-SBLF 5.00%, due 5/1/27	7,500,000	8,387,700
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	4,022,218
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	4,998,205
Lincoln Consolidated School District, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 5/1/28	2,030,000	2,440,446
Series A, Insured: AGM 5.00%, due 5/1/30	1,455,000	1,728,234
Series A, Insured: AGM 5.00%, due 5/1/40	1,500,000	1,707,870
Livonia Public School District, Unlimited General Obligation Insured: AGM 5.00%, due 5/1/40	2,115,000	2,391,240
Michigan Finance Authority, Great Lakes Water, Revenue Bonds
Series C-7, Insured: NATL-RE 5.00%, due 7/1/32	2,500,000	2,810,050

	Principal Amount	Value
Michigan (continued)
Michigan Finance Authority, Great Lakes Water, Revenue Bonds (continued)
Series C-3, Insured: AGM 5.00%, due 7/1/33	$3,000,000	$3,386,910
Series C-1 5.00%, due 7/1/44	2,500,000	2,721,675
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D2, Insured: AGM 5.00%, due 7/1/28	500,000	572,640
Series D-1 5.00%, due 7/1/33	500,000	565,800
Series D-1 5.00%, due 7/1/34	500,000	563,615
Series D1, Insured: AGM 5.00%, due 7/1/35	2,000,000	2,246,320
Series D6, Insured: NATL-RE 5.00%, due 7/1/36	7,400,000	8,208,820
Saginaw City School District, Unlimited General Obligation
Insured: Q-SBLF 5.00%, due 5/1/29	260,000	301,922
Insured: Q-SBLF 5.00%, due 5/1/30	350,000	403,865
Insured: Q-SBLF 5.00%, due 5/1/31	750,000	862,380
Insured: Q-SBLF 5.00%, due 5/1/34	250,000	281,073
Insured: Q-SBLF 5.00%, due 5/1/35	350,000	392,676
Insured: Q-SBLF 5.00%, due 5/1/36	425,000	475,486

		87,645,066

Minnesota 0.2%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Fairview Health Services, Revenue Bonds 4.00%, due 11/15/37	1,000,000	1,051,520
Saint Paul MN, Housing & Redevelopment Authority Health Care, Allina Health System, Revenue Bonds 5.00%, due 11/15/22	5,000,000	5,007,350

		6,058,870

Mississippi 0.2%
Mississippi Business Finance Corp., Gulf Power Co., Revenue Bonds 0.99%, due 11/1/42 (a)(b)	5,900,000	5,900,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri 1.3%
City of Kansas MO, Improvement Downtown Arena Project, Revenue Bonds Series E 5.00%, due 4/1/40	$10,055,000	$11,454,254
Health & Educational Facilities Authority of the State of Missouri, Kansas City Art Institute, Revenue Bonds 0.94%, due 12/1/35 (a)	1,640,000	1,640,000
Health & Educational Facilities Authority of the State of Missouri, SSM Health Care, Revenue Bonds Series A 5.00%, due 6/1/30	4,000,000	4,578,000
Health & Educational Facilities Authority of the State of Missouri, St. Louis University, Revenue Bonds Series B-1 0.90%, due 10/1/35 (a)	14,040,000	14,040,000
Health & Educational Facilities Authority of the State of Missouri, St. Lukes Health System, Inc., Revenue Bonds 5.00%, due 11/15/30	5,000,000	5,825,550
Joplin Industrial Development Authority, Freeman Health System, Revenue Bonds 5.00%, due 2/15/35	605,000	661,852

		38,199,656

Montana 0.4%
Missoula County Elementary School District No. 1 School Building, Unlimited General Obligation
4.00%, due 7/1/30	495,000	555,217
4.00%, due 7/1/31	345,000	384,157
4.00%, due 7/1/32	360,000	397,951
4.00%, due 7/1/33	555,000	608,569
Missoula High School District No. 1 School Building, Unlimited General Obligation
4.00%, due 7/1/30	585,000	656,165
4.00%, due 7/1/31	335,000	373,023
4.00%, due 7/1/33	350,000	383,782
4.00%, due 7/1/34	370,000	403,426
4.00%, due 7/1/35	515,000	559,264
Montana Facilities Finance Authority, Revenue Bonds
5.00%, due 2/15/30	1,790,000	2,093,441
5.00%, due 2/15/31	1,500,000	1,743,165
5.00%, due 2/15/32	775,000	895,861
5.00%, due 2/15/33	1,320,000	1,518,950
5.00%, due 2/15/34	1,200,000	1,375,632

		11,948,603

	Principal Amount	Value
Nebraska 1.3%
Central Plains Energy, Project No. 3, Revenue Bonds
5.00%, due 9/1/32	$5,190,000	$5,729,501
5.00%, due 9/1/42	13,260,000	14,443,720
5.25%, due 9/1/37	15,535,000	17,183,574

		37,356,795

New Hampshire 0.3%
City of Manchester NH, General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	1,988,856
New Hampshire Health & Education Facilities Authority, Southern University, Revenue Bonds
5.00%, due 1/1/31	905,000	1,059,456
5.00%, due 1/1/32	950,000	1,107,586
5.00%, due 1/1/33	1,000,000	1,161,110
5.00%, due 1/1/34	1,050,000	1,214,189
5.00%, due 1/1/35	1,100,000	1,268,542

		7,799,739

New Jersey 3.7%
Atlantic County Improvement Authority, Stockton University-Atlantic City, Revenue Bonds
Series A, Insured: AGM 5.00%, due 7/1/31	2,670,000	3,123,499
Series A, Insured: AGM 5.00%, due 7/1/32	1,305,000	1,519,007
Series A, Insured: AGM 5.00%, due 7/1/33	1,395,000	1,616,805
Series A, Insured: AGM 5.00%, due 7/1/34	1,855,000	2,140,726
City of Atlantic City NJ, Unlimited General Obligation
Series B, Insured: AGM 4.00%, due 3/1/42	6,020,000	6,180,313
Series B, Insured: AGM 5.00%, due 3/1/32	2,750,000	3,170,420
Series A, Insured: BAM 5.00%, due 3/1/42	1,250,000	1,401,275
New Brunswick Parking Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 9/1/28	5,880,000	7,058,764
Series A, Insured: BAM 5.00%, due 9/1/29	2,370,000	2,828,500
Series A, Insured: BAM 5.00%, due 9/1/30	4,605,000	5,467,839
Series A, Insured: BAM 5.00%, due 9/1/31	6,780,000	8,009,350

20	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Building Authority, Unrefunded, Revenue Bonds
Series A, Insured: BAM 5.00%, due 6/15/25	$2,015,000	$2,341,208
Series A, Insured: BAM 5.00%, due 6/15/28	1,805,000	2,062,610
New Jersey Economic Development Authority, MSU Student Housing Project, Revenue Bonds 5.375%, due 6/1/25	4,500,000	4,836,465
New Jersey Economic Development Authority, Revenue Bonds (b)
5.00%, due 1/1/28	1,000,000	1,126,130
5.50%, due 1/1/26	1,000,000	1,164,140
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds
Series A, Insured: BAM 5.00%, due 7/1/29	1,500,000	1,772,505
Series A, Insured: BAM 5.00%, due 7/1/30	5,000,000	5,874,500
Series A, Insured: BAM 5.00%, due 7/1/31	3,000,000	3,491,970
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health, Inc., Revenue Bonds Series A 5.00%, due 7/1/38	10,000,000	11,630,200
New Jersey Health Care Facilities Financing Authority, Hackensack University Medical Center, Revenue Bonds Insured: AGC 5.25%, due 1/1/31	1,510,000	1,520,510
New Jersey Higher Education Student Assistance Authority, Student Loan, Revenue Bonds Series A, Insured: AGC 6.125%, due 6/1/30 (b)	2,110,000	2,153,149
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series C, Insured: AGM (zero coupon), due 12/15/34	30,000,000	15,305,400
New Jersey Turnpike Authority, Revenue Bonds Series E 5.00%, due 1/1/45	4,000,000	4,509,360
Newark Housing Authority, Revenue Bonds
Insured: AGM 4.00%, due 12/1/27	500,000	541,960

	Principal Amount	Value
New Jersey (continued)
Newark Housing Authority, Revenue Bonds (continued)
Insured: AGM 4.00%, due 12/1/29	$250,000	$267,275
Insured: AGM 4.00%, due 12/1/30	250,000	265,850
Insured: AGM 4.00%, due 12/1/31	225,000	238,171
Insured: AGM 5.00%, due 12/1/28	750,000	880,162
Insured: AGM 5.00%, due 12/1/38	1,740,000	1,990,978

		104,489,041

New Mexico 0.1%
City of Farmington NM, Revenue Bonds Series C 5.90%, due 6/1/40	2,000,000	2,178,820

New York 21.0%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds
Insured: AGM 5.00%, due 12/15/19	975,000	1,047,394
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,131,600
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,214,621
Insured: AGM 5.00%, due 12/15/22	740,000	852,561
♦City of New York NY, Unlimited General Obligation
Series I, Subseries I-4 0.92%, due 4/1/36 (a)	11,400,000	11,400,000
Subseries J-6 0.94%, due 8/1/24 (a)	1,075,000	1,075,000
Subseries H-5 0.95%, due 3/1/34 (a)	9,240,000	9,240,000
5.25%, due 10/1/32	26,400,000	32,661,024
County of Nassau NY, Limited General Obligation
Series C 5.00%, due 4/1/32	4,135,000	4,843,077
Series C 5.00%, due 4/1/37	6,625,000	7,630,277
Series C 5.00%, due 4/1/38	6,965,000	8,005,014
Long Island Power Authority, Electric System, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/44	10,000,000	11,292,400

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Long Island Power Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 9/1/39	$10,000,000	$11,345,500
Series A 5.00%, due 9/1/44	3,470,000	3,925,368
Series B 5.00%, due 9/1/45	8,970,000	10,199,966
Metropolitan Transportation Authority, Green, Revenue Bonds Series B-1 5.00%, due 11/15/36	4,500,000	5,332,860
Metropolitan Transportation Authority, Revenue Bonds (a)
Series A-1 0.92%, due 11/1/31	11,530,000	11,530,000
Subseries D-2 0.94%, due 11/1/35	19,400,000	19,400,000
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1 5.00%, due 7/15/33	6,060,000	7,105,047
Series S-2 5.00%, due 7/15/34	5,000,000	5,893,700
Series S-1 5.00%, due 7/15/36	10,000,000	11,595,300
Series S-1 5.00%, due 7/15/43	11,880,000	13,642,398
♦New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series 2A 0.95%, due 11/1/22 (a)	6,630,000	6,630,000
Subseries F-1 5.00%, due 5/1/32	4,000,000	4,799,560
Series B-1 5.00%, due 8/1/32	10,000,000	11,767,000
5.00%, due 5/1/33	10,000,000	11,810,900
Series B-1 5.00%, due 8/1/34	5,000,000	5,970,100
Series A-2 5.00%, due 8/1/34	7,795,000	9,307,386
Series A1 5.00%, due 8/1/36	5,100,000	5,977,098
Series E-1 5.00%, due 2/1/41	2,500,000	2,874,300
5.00%, due 8/1/45	25,000,000	29,197,500

	Principal Amount	Value
New York (continued)
New York Counties Tobacco Trust VI, Tobacco Settlement Pass Through, Revenue Bonds Series A-2B 5.00%, due 6/1/45	$4,255,000	$4,482,217
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 2 6.375%, due 7/15/49	5,000,000	5,377,900
New York Liberty Development Corp., Revenue Bonds 5.00%, due 12/15/41	12,315,000	13,841,321
New York Liberty Development Corp., World Trade Center, Revenue Bonds
5.00%, due 11/15/31	5,000,000	5,645,150
5.75%, due 11/15/51	18,990,000	21,913,321
New York State Dormitory Authority, New York University, Revenue Bonds Series A 5.00%, due 7/1/35	6,610,000	7,695,692
New York State Dormitory Authority, Revenue Bonds Series E 5.00%, due 3/15/34	4,190,000	4,990,039
♦New York State Dormitory Authority, Sales Tax, Revenue Bonds
5.00%, due 3/15/40	22,000,000	25,825,140
5.00%, due 3/15/41	20,000,000	23,441,600
5.00%, due 3/15/44	5,000,000	5,842,500
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds 5.00%, due 2/15/38	13,490,000	15,887,982
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series A 5.00%, due 7/1/36	1,000,000	1,178,610
Series A 5.00%, due 7/1/38	1,000,000	1,174,000
♦New York State Energy Research & Development Authority, Niagara Mohawk Power Corp., Revenue Bonds (a)
Insured: AMBAC 3.03%, due 12/1/25	10,760,000	10,760,000
Insured: AMBAC 3.05%, due 12/1/25	25,190,000	25,190,000
Insured: XLCA 3.104%, due 7/1/29	10,390,000	10,390,000

22	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds (a)
Series A 0.95%, due 5/1/42	$15,400,000	$15,400,000
Series B 0.95%, due 5/1/42	20,000,000	20,000,000
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds Series A 5.00%, due 3/15/30	12,350,000	14,750,593
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (b)
Insured: AGM 4.00%, due 7/1/31	10,925,000	11,566,516
Series A, Insured: AGM 4.00%, due 7/1/35	6,500,000	6,777,875
Series A, Insured: AGM 4.00%, due 7/1/36	16,240,000	16,894,797
Rensselaer City School District, Certificates of Participation
Insured: AGM 5.00%, due 6/1/22	1,590,000	1,814,985
Insured: AGM 5.00%, due 6/1/24	1,750,000	2,076,918
Insured: AGM 5.00%, due 6/1/26	1,060,000	1,289,055
Insured: AGM 5.00%, due 6/1/27	1,000,000	1,197,090
Insured: AGM 5.00%, due 6/1/30	1,880,000	2,182,605
Insured: AGM 5.00%, due 6/1/32	2,000,000	2,289,180
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds (b)
5.00%, due 1/1/29	1,615,000	1,876,469
5.00%, due 1/1/30	2,100,000	2,425,059
Triborough Bridge & Tunnel Authority, Revenue Bonds
Subseries B-2 0.88%, due 1/1/32 (a)	7,600,000	7,600,000
Series F 0.93%, due 11/1/32 (a)	3,000,000	3,000,000
Series B 5.00%, due 11/15/35	8,560,000	10,309,236
Series B 5.00%, due 11/15/38	3,600,000	4,298,688

	Principal Amount	Value
New York (continued)
TSASC, Inc., Revenue Bonds
Series A 5.00%, due 6/1/32	$2,000,000	$2,284,340
Series A 5.00%, due 6/1/34	5,000,000	5,631,900
Series A 5.00%, due 6/1/35	2,865,000	3,214,645

		599,212,374

North Carolina 0.8%
Charlotte-Mecklenburg Hospital Authority, Carolinas REMK, Revenue Bonds Series E, Insured: AGM 0.92%, due 1/15/44 (a)	20,000,000	20,000,000
North Carolina Medical Care Commission, North Carolina Baptist Hospital, Revenue Bonds 5.25%, due 6/1/25	1,000,000	1,101,960
North Carolina Turnpike Authority, Revenue Bonds Series A, Insured: AGC 5.75%, due 1/1/39	3,000,000	3,161,190

		24,263,150

North Dakota 0.2%
City of Grand Forks ND, Altru Health System, Revenue Bonds 5.00%, due 12/1/35	4,050,000	4,329,896

Ohio 2.1%
American Municipal Power, Inc., Prairie, Revenue Bonds Series A, Insured: BAM 5.25%, due 2/15/30	15,000,000	17,085,150
City of Cleveland OH, Airport System, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/30	3,000,000	3,304,740
City of Cleveland OH, Income Tax, Revenue Bonds Series A-2 5.00%, due 10/1/37	1,500,000	1,724,505
Clermont County Port Authority, W. Clermont Local School District Project, Revenue Bonds
Insured: BAM 5.00%, due 12/1/31	650,000	763,022
Insured: BAM 5.00%, due 12/1/32	2,200,000	2,572,064
Insured: BAM 5.00%, due 12/1/33	1,335,000	1,554,447
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,247,894

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	$2,000,000	$2,272,960
County of Montgomery OH, Premier Health-Miami Valley Hospital, Revenue Bonds Series E 0.90%, due 11/15/45 (a)	15,000,000	15,000,000
North Olmsted City School District, Unlimited General Obligation Series A 5.00%, due 12/1/40	7,250,000	8,157,483
Ohio Higher Educational Facilities Commission, Cleveland Clinic Health System, Revenue Bonds Series B-2 0.93%, due 1/1/39 (a)	4,100,000	4,100,000

		58,782,265

Oklahoma 1.0%
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds
Series A 5.00%, due 9/1/26	1,800,000	2,181,528
Series A 5.00%, due 9/1/27	3,780,000	4,514,605
Series A 5.00%, due 9/1/28	5,000,000	5,928,200
Series A 5.00%, due 9/1/29	4,620,000	5,449,752
Lincoln County Educational Facilities Authority, Stroud Public Schools Project, Revenue Bonds
5.00%, due 9/1/28	3,200,000	3,720,096
5.00%, due 9/1/29	2,370,000	2,739,199
Oklahoma State Municipal Power Authority, Revenue Bonds
Series A 5.00%, due 1/1/29	250,000	297,108
Series A 5.00%, due 1/1/30	900,000	1,063,008
Series A 5.00%, due 1/1/32	805,000	937,889
Series A 5.00%, due 1/1/34	650,000	750,100
Tulsa Airports Improvement Trust, Revenue Bonds Series D, Insured: BAM 5.00%, due 6/1/28	500,000	530,910

		28,112,395

	Principal Amount	Value
Pennsylvania 3.0%
City of Philadelphia PA, Unlimited General Obligation 6.50%, due 8/1/41	$5,125,000	$5,855,261
County of Lancaster PA, Unlimited General Obligation
Series A, Insured: BAM 4.00%, due 5/1/30	500,000	539,865
Series A, Insured: BAM 4.00%, due 5/1/31	420,000	451,546
Insured: AGM 5.00%, due 11/1/27	1,390,000	1,659,243
Lancaster County Hospital Authority, Masonic Homes Project, Revenue Bonds Series D 0.88%, due 7/1/34 (a)	10,025,000	10,025,000
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds Series AT-1, Insured: BAM 5.00%, due 6/15/26	4,270,000	5,200,219
Pennsylvania Turnpike Commission, Revenue Bonds
Series C 5.00%, due 12/1/43	10,125,000	11,446,819
Series B 5.75%, due 6/1/39	4,000,000	4,286,040
Philadelphia Gas Works Co., 1998 General Ordinance, Revenue Bonds
Series 14T 5.00%, due 10/1/31	2,300,000	2,698,636
Series 14T 5.00%, due 10/1/32	1,280,000	1,496,346
State Public School Building Authority, Philadelphia Community College, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/15/28	5,505,000	6,500,304
State Public School Building Authority, Philadelphia School District, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/31	30,000,000	34,124,100

		84,283,379

Puerto Rico 7.4%
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: NATL-RE (zero coupon), due 7/1/19	25,000	23,349
Series A, Insured: AGM 4.00%, due 7/1/22	715,000	736,672

24	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A, Insured: AGC 5.00%, due 7/1/26	$545,000	$548,166
Series A, Insured: AGC 5.00%, due 7/1/27	500,000	502,700
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,170,000	5,403,684
Series A, Insured: AGM 5.00%, due 7/1/35	28,270,000	28,867,628
Insured: AGM 5.25%, due 7/1/20	1,380,000	1,457,777
Series A, Insured: NATL-RE 5.25%, due 7/1/21	440,000	441,514
Series A, Insured: AGM 5.25%, due 7/1/24	1,220,000	1,307,950
Series C, Insured: AGM 5.375%, due 7/1/28	700,000	711,914
Series A, Insured: NATL-RE 5.50%, due 7/1/19	550,000	565,801
Series A, Insured: NATL-RE 5.50%, due 7/1/20	4,600,000	4,778,342
Series C, Insured: AGM 5.75%, due 7/1/37	1,020,000	1,040,298
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,240,000	2,279,178
Commonwealth of Puerto Rico, Unrefunded, Unlimited General Obligation
Series A, Insured: AGC 5.00%, due 7/1/34	280,000	280,899
Insured: AGC 5.25%, due 7/1/32	500,000	503,840
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/28	4,020,000	4,045,165
Series A, Insured: AGC 5.125%, due 7/1/47	14,410,000	14,502,944
Series A, Insured: AGC 6.125%, due 7/1/24	870,000	951,580
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	4,675,000	4,668,876
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, Insured: AGM 3.625%, due 7/1/23	3,090,000	3,090,803

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series UU, Insured: AGC 4.25%, due 7/1/27	$2,240,000	$2,240,918
Series UU, Insured: NATL-RE 4.50%, due 7/1/18	2,865,000	2,885,972
Series NN, Insured: NATL-RE 4.75%, due 7/1/33	1,140,000	1,025,419
Series TT, Insured: AGM 5.00%, due 7/1/18	380,000	384,423
Series RR, Insured: NATL-RE 5.00%, due 7/1/21	1,135,000	1,137,145
Series RR, Insured: NATL-RE 5.00%, due 7/1/22	1,270,000	1,272,235
Series UU, Insured: AGM 5.00%, due 7/1/23	2,280,000	2,304,647
Series PP, Insured: NATL-RE 5.00%, due 7/1/23	1,105,000	1,105,088
Series SS, Insured: NATL-RE 5.00%, due 7/1/23	825,000	825,066
Series UU, Insured: AGM 5.00%, due 7/1/24	4,415,000	4,455,353
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	2,915,000	2,898,501
Series UU, Insured: AGC 5.00%, due 7/1/26	580,000	583,370
Series TT, Insured: AGM 5.00%, due 7/1/27	500,000	502,700
Series RR, Insured: AGC 5.00%, due 7/1/28	1,170,000	1,175,827
Series SS, Insured: AGM 5.00%, due 7/1/30	355,000	356,477
Series VV, Insured: NATL-RE 5.25%, due 7/1/26	1,740,000	1,704,347
Series VV, Insured: NATL-RE 5.25%, due 7/1/29	1,015,000	977,222
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	2,000,000	1,907,380
Series VV, Insured: NATL-RE 5.25%, due 7/1/34	535,000	506,522
Series VV, Insured: NATL-RE 5.25%, due 7/1/35	595,000	559,264
♦Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series L, Insured: NATL-RE 5.25%, due 7/1/24	1,830,000	1,875,677
Series N, Insured: NATL-RE 5.25%, due 7/1/32	5,525,000	5,320,022
Series CC, Insured: AGM 5.25%, due 7/1/33	1,105,000	1,215,831

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
♦Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Series N, Insured: NATL-RE 5.25%, due 7/1/33	$5,030,000	$4,804,656
Series N, Insured: AGC 5.25%, due 7/1/34	4,175,000	4,580,434
Series CC, Insured: AGM 5.25%, due 7/1/36	1,800,000	1,963,746
Series N, Insured: AGC 5.25%, due 7/1/36	17,880,000	19,505,292
Series N, Insured: AGM 5.25%, due 7/1/36	520,000	567,268
Series N, Insured: AGC 5.25%, due 7/1/39	75,000	81,942
Series L, Insured: AGC 5.25%, due 7/1/41	2,355,000	2,577,241
Series E, Insured: AGM 5.50%, due 7/1/21	670,000	723,325
Series N, Insured: AGM 5.50%, due 7/1/26	405,000	453,244
Series N, Insured: AGC, AGM 5.50%, due 7/1/29	10,230,000	11,511,614
Series CC, Insured: AGC 5.50%, due 7/1/31	1,445,000	1,626,290
Puerto Rico Highway & Transportation Authority, Unrefunded, Revenue Bonds
Series D, Insured: AGM 5.00%, due 7/1/27	2,240,000	2,252,096
Series J, Insured: NATL-RE 5.00%, due 7/1/29	650,000	626,574
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 4.75%, due 8/1/22	820,000	826,642
Series A, Insured: AGM 5.00%, due 8/1/21	145,000	147,053
Series A, Insured: AGM 5.00%, due 8/1/27	290,000	291,566
Series A, Insured: AGM 5.00%, due 8/1/30	1,720,000	1,727,155
Series C, Insured: AGM 5.25%, due 8/1/19	965,000	1,003,658
Series C, Insured: AGC 5.25%, due 8/1/20	210,000	222,191
Series C, Insured: AGC 5.25%, due 8/1/23	315,000	344,588
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE 5.25%, due 7/1/23	265,000	273,085

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (continued)
Series K, Insured: AGM 5.25%, due 7/1/27	$1,150,000	$1,183,143
Series M-3, Insured: NATL-RE 6.00%, due 7/1/26	300,000	305,319
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	7,465,000	7,595,563
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 8/1/42	25,000,000	5,442,500
Series A, Insured: NATL-RE (zero coupon), due 8/1/45	59,580,000	11,037,195
Series A, Insured: AMBAC (zero coupon), due 8/1/54	700,000	122,871
Series A, Insured: AGM 5.00%, due 8/1/40	7,305,000	7,475,864
Series C, Insured: AGM 5.125%, due 8/1/42	6,595,000	6,837,960

		210,038,561

Rhode Island 1.3%
Providence Public Buildings Authority, Revenue Bonds Series A, Insured: AGM 5.875%, due 6/15/26	1,565,000	1,737,479
Rhode Island Health & Educational Building Corp., Hospital Financing-Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/26	5,000,000	5,838,250
Rhode Island Health & Educational Building Corp., Revenue Bonds Series G, Insured: AGM 5.00%, due 5/15/42	6,115,000	7,007,973
Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, due 6/1/35	20,000,000	21,594,600

		36,178,302

South Carolina 4.1%
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: AGC 5.75%, due 1/1/34	10,345,000	11,736,092

26	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Palmetto Health, Revenue Bonds
Series A 5.00%, due 8/1/19	$420,000	$442,331
Series A 5.25%, due 8/1/30	3,755,000	4,108,533
♦South Carolina Public Service Authority, Revenue Bonds
Series C 5.00%, due 12/1/29	5,000,000	5,719,200
Series A 5.00%, due 12/1/32	10,000,000	11,519,300
Series C 5.00%, due 12/1/46	5,165,000	5,701,540
Series A 5.00%, due 12/1/49	4,050,000	4,436,613
Series A 5.00%, due 12/1/50	33,900,000	37,544,589
Series B 5.00%, due 12/1/56	2,500,000	2,787,425
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series A 5.00%, due 12/1/25	6,445,000	7,124,239
Series D 5.00%, due 12/1/26	2,595,000	2,882,396
Series C 5.00%, due 12/1/36	3,310,000	3,578,243
South Carolina Transportation Infrastructure Bank, Revenue Bonds 5.00%, due 10/1/38	15,130,000	17,623,273
Sumter Two School Facilities Inc., Sumter School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/27	1,100,000	1,281,676

		116,485,450

South Dakota 0.1%
Harrisburg School District No. 41-2, Unlimited General Obligation 5.00%, due 7/15/33	1,370,000	1,471,695

Tennessee 0.9%
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Revenue Bonds
Series A 6.00%, due 7/1/38	3,605,000	3,882,621

	Principal Amount	Value
Tennessee (continued)
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Revenue Bonds (continued)
Series A 6.50%, due 7/1/38	$6,500,000	$7,123,415
Shelby County Health Educational & Housing Facilities Board, Methodist Le Bonheur Healthcare, Revenue Bonds Series A, Insured: AGM 0.92%, due 6/1/42 (a)	14,485,000	14,485,000

		25,491,036

Texas 6.1%
Central Texas Turnpike System, Revenue Bonds
Series C 5.00%, due 8/15/34	5,000,000	5,639,100
Series B 5.00%, due 8/15/37	1,445,000	1,632,547
City of Donna TX, Tax & Toll Bridge, Limited General Obligation Insured: BAM 5.00%, due 2/15/30	1,035,000	1,192,413
City of Houston TX, Unrefunded, Revenue Bonds Series B 5.00%, due 9/1/31	285,000	285,872
Harris County Cultural Education Facilities Finance Corp., Houston Methodist Hospital, Revenue Bonds 0.92%, due 12/1/27 (a)	21,600,000	21,600,000
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Revenue Bonds 5.00%, due 7/1/38	4,280,000	4,838,797
Harris County Health Facilities Development Corp., Houston Methodist Hospital, Revenue Bonds 0.92%, due 12/1/41 (a)	17,000,000	17,000,000
Harris County-Houston Sports Authority Cap Appreciation, Senior Lien, Revenue Bonds Series A, Insured: AGM (zero coupon), due 11/15/40	17,115,000	5,705,799
Houston Higher Education Finance Corp., Prerefunded-Cosmos Foundation, Inc., Revenue Bonds Series S 6.50%, due 5/15/31	565,000	664,282
North Harris County Regional Water Authority, Senior Lien, Revenue Bonds Insured: BAM 5.00%, due 12/15/32	3,215,000	3,650,182

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
♦North Texas Tollway Authority, Revenue Bonds
Series A 5.00%, due 1/1/34	$1,400,000	$1,599,598
Series A 5.00%, due 1/1/35	2,950,000	3,368,516
Series A, Insured: BAM 5.00%, due 1/1/38	9,500,000	10,814,705
Series B 5.00%, due 1/1/40	22,140,000	24,919,456
Series A 5.50%, due 9/1/41	6,695,000	7,693,559
Series A 6.00%, due 9/1/41	3,500,000	4,086,950
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series A 5.00%, due 11/15/23	1,245,000	1,456,364
Series A 5.00%, due 11/15/24	1,305,000	1,544,781
Series A 5.00%, due 11/15/25	1,370,000	1,614,668
Series A 5.00%, due 11/15/26	1,440,000	1,716,710
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/30	17,100,000	19,211,850
5.00%, due 12/15/31	4,575,000	5,123,634
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	5,000,000	5,647,350
7.50%, due 6/30/32	4,095,000	4,713,754
7.50%, due 6/30/33	5,500,000	6,323,240
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	7,965,000	8,838,601
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds
Insured: BAM 4.00%, due 5/1/31	1,000,000	1,062,940
Insured: BAM 4.00%, due 5/1/32	1,295,000	1,368,582
Viridian Municipal Management District, Unlimited General Obligation Insured: BAM 6.00%, due 12/1/32	500,000	623,565

		173,937,815

	Principal Amount	Value
U.S. Virgin Islands 1.7%
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 5.00%, due 10/1/32	$5,100,000	$3,009,000
Series A 6.625%, due 10/1/29	6,960,000	4,219,500
Series A 6.75%, due 10/1/37	5,000,000	3,006,250
Virgin Islands Public Finance Authority, Revenue Bonds
5.00%, due 9/1/30 (c)	5,000,000	5,463,000
Series C 5.00%, due 10/1/30	18,500,000	11,100,000
Series A, Insured: AGM 5.00%, due 10/1/32	15,655,000	16,594,613
Series C, Insured: AGM 5.00%, due 10/1/39	5,800,000	6,150,726

		49,543,089

Utah 0.0%‡
City of Herriman UT, Special Assessment, Towne Centre Assessment Area 5.00%, due 11/1/29	55,000	60,141

Virginia 0.9%
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds Insured: AGM 5.00%, due 7/1/41	14,250,000	16,339,477
Virginia Commonwealth Transportation Board, Revenue Bonds 4.00%, due 5/15/38	8,580,000	9,220,583

		25,560,060

Washington 0.7%
Washington Health Care Facilities Authority, Multicare Health System, Revenue Bonds Series D 0.91%, due 8/15/41 (a)	19,550,000	19,550,000

Wisconsin 0.2%
Wisconsin Center District, Junior Dedicated, Revenue Bonds
Series A 5.00%, due 12/15/31	3,665,000	3,956,148
Series A 5.00%, due 12/15/32	2,850,000	3,065,260

		7,021,408

28	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Wyoming 0.0%‡
West Park Hospital District, Revenue Bonds Series A 6.375%, due 6/1/26	$1,000,000	$1,107,650

Total Municipal Bonds (Cost $2,812,855,803)		2,844,186,994

Total Investments (Cost $2,812,855,803)	99.7%	2,844,186,994
Other Assets, Less Liabilities	0.3	8,840,161
Net Assets	100.0%	$2,853,027,155
‡	Less than one-tenth of a percent.

(a)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2017.

(b)	Interest on these securities was subject to alternative minimum tax.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

As of October 31, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(3,426)	December 2017	$(433,132,694)	$(428,035,875)	$5,096,819

1.	As of October 31, 2017, cash in the amount of $3,597,300 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2017.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

Q-SBLF—Qualified School Board Loan Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$2,844,186,994	$—	$2,844,186,994

Total Investments in Securities	—	2,844,186,994	—	2,844,186,994

Other Financial Instruments
Futures Contracts (b)	5,096,819	—	—	5,096,819

Total Investments in Securities and Other Financial Instruments	$5,096,819	$2,844,186,994	$—	$2,849,283,813

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $2,812,855,803)	$2,844,186,994
Cash	9,976,569
Cash collateral on deposit at broker for futures contracts	3,597,300
Receivables:
Interest	31,912,191
Fund shares sold	8,641,188
Variation margin on futures contracts	267,656
Other assets	88,247

Total assets	2,898,670,145

Liabilities
Payables:
Investment securities purchased	37,118,019
Fund shares redeemed	4,968,421
Manager (See Note 3)	1,018,350
NYLIFE Distributors (See Note 3)	440,128
Transfer agent (See Note 3)	224,666
Shareholder communication	136,593
Professional fees	29,149
Trustees	6,905
Custodian	5,895
Accrued expenses	14,441
Dividend payable	1,680,423

Total liabilities	45,642,990

Net assets	$2,853,027,155

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$2,847,814
Additional paid-in capital	2,843,264,808

2,846,112,622
Distributions in excess of net investment income	(590,357)
Accumulated net realized gain (loss) on investments and futures transactions	(28,923,120)
Net unrealized appreciation (depreciation) on investments and futures contracts	36,428,010

Net assets	$2,853,027,155

Class A
Net assets applicable to outstanding shares	$1,564,954,950

Shares of beneficial interest outstanding	156,229,833

Net asset value per share outstanding	$10.02
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.49

Investor Class
Net assets applicable to outstanding shares	$10,215,513

Shares of beneficial interest outstanding	1,015,454

Net asset value per share outstanding	$10.06
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.53

Class B
Net assets applicable to outstanding shares	$17,067,625

Shares of beneficial interest outstanding	1,704,325

Net asset value and offering price per share outstanding	$10.01

Class C
Net assets applicable to outstanding shares	$241,526,318

Shares of beneficial interest outstanding	24,104,740

Net asset value and offering price per share outstanding	$10.02

Class I
Net assets applicable to outstanding shares	$1,019,262,749

Shares of beneficial interest outstanding	101,727,024

Net asset value and offering price per share outstanding	$10.02

30	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Interest	$97,715,880
Other income	2,650

Total income	97,718,530

Expenses
Manager (See Note 3)	10,760,389
Distribution/Service—Class A (See Note 3)	3,358,023
Distribution/Service—Investor Class (See Note 3)	38,452
Distribution/Service—Class B (See Note 3)	92,938
Distribution/Service—Class C (See Note 3)	1,256,318
Transfer agent (See Note 3)	2,574,437
Registration	270,104
Shareholder communication	209,381
Professional fees	160,490
Trustees	62,459
Custodian	13,321
Miscellaneous	90,167

Total expenses	18,886,479

Net investment income (loss)	78,832,051

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(3,195,394)
Futures transactions	(107,337)

Net realized gain (loss) on investments and futures transactions	(3,302,731)

Net change in unrealized appreciation (depreciation) on:
Investments	(35,958,421)
Futures contracts	2,253,770

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(33,704,651)

Net realized and unrealized gain (loss) on investments and futures transactions	(37,007,382)

Net increase (decrease) in net assets resulting from operations	$41,824,669

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$78,832,051	$60,957,004
Net realized gain (loss) on investments and futures transactions	(3,302,731)	11,584,969
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(33,704,651)	20,765,756

Net increase (decrease) in net assets resulting from operations	41,824,669	93,307,729

Dividends to shareholders:
From net investment income:
Class A	(40,986,410)	(29,941,632)
Investor Class	(477,109)	(523,544)
Class B	(529,314)	(513,958)
Class C	(7,154,854)	(6,517,375)
Class I	(29,684,366)	(23,448,205)

Total dividends to shareholders	(78,832,053)	(60,944,714)

Capital share transactions:
Net proceeds from sale of shares	1,493,056,476	1,340,967,616
Net asset value of shares issued to shareholders in reinvestment of dividends	57,536,646	40,908,955
Cost of shares redeemed	(1,116,800,081)	(450,743,183)

Increase (decrease) in net assets derived from capital share transactions	433,793,041	931,133,388

Net increase (decrease) in net assets	396,785,657	963,496,403

Net Assets
Beginning of year	2,456,241,498	1,492,745,095

End of year	$2,853,027,155	$2,456,241,498

Distributions in excess of net investment income at end of year	$(590,357)	$(590,355)

32	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.18	$9.93	$10.03	$9.33	$10.04

Net investment income (loss)	0.31	0.32	0.35	0.39	0.38
Net realized and unrealized gain (loss) on investments	(0.16)	0.25	(0.10)	0.70	(0.72)

Total from investment operations	0.15	0.57	0.25	1.09	(0.34)

Less dividends:
From net investment income	(0.31)	(0.32)	(0.35)	(0.39)	(0.37)

Net asset value at end of year	$10.02	$10.18	$9.93	$10.03	$9.33

Total investment return (a)	1.50%	5.73%	2.58%	11.86%	(3.52%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.05%	3.04%	3.51%	3.99%	3.72%
Net expenses	0.81%	0.80%	0.81%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.81%	0.80%	0.82%	0.83%	0.83%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$1,564,955	$1,248,065	$761,278	$427,586	$417,984

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.23	$9.97	$10.08	$9.38	$10.08

Net investment income (loss)	0.31	0.32	0.35	0.39	0.36
Net realized and unrealized gain (loss) on investments	(0.17)	0.26	(0.11)	0.69	(0.70)

Total from investment operations	0.14	0.58	0.24	1.08	(0.34)

Less dividends:
From net investment income	(0.31)	(0.32)	(0.35)	(0.38)	(0.36)

Net asset value at end of year	$10.06	$10.23	$9.97	$10.08	$9.38

Total investment return (a)	1.43%	5.83%	2.47%	11.76%	(3.45%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.10%	3.11%	3.54%	3.94%	3.67%
Net expenses	0.79%	0.79%	0.82%	0.84%	0.84%
Expenses (before waiver/reimbursement)	0.79%	0.79%	0.83%	0.89%	0.89%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$10,216	$16,344	$17,259	$18,264	$19,094

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.18	$9.92	$10.03	$9.33	$10.03

Net investment income (loss)	0.28	0.29	0.33	0.35	0.34
Net realized and unrealized gain (loss) on investments	(0.17)	0.26	(0.11)	0.71	(0.70)

Total from investment operations	0.11	0.55	0.22	1.06	(0.36)

Less dividends:
From net investment income	(0.28)	(0.29)	(0.33)	(0.36)	(0.34)

Net asset value at end of year	$10.01	$10.18	$9.92	$10.03	$9.33

Total investment return (a)	1.17%	5.58%	2.21%	11.52%	(3.73%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85%	2.84%	3.28%	3.69%	3.41%
Net expenses	1.04%	1.04%	1.07%	1.09%	1.09%
Expenses (before waiver/reimbursement)	1.04%	1.04%	1.08%	1.14%	1.14%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$17,068	$19,318	$16,806	$12,439	$12,459

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.18	$9.93	$10.03	$9.34	$10.04

Net investment income (loss)	0.28	0.29	0.33	0.36	0.35
Net realized and unrealized gain (loss) on investments	(0.16)	0.25	(0.10)	0.69	(0.71)

Total from investment operations	0.12	0.54	0.23	1.05	(0.36)

Less dividends:
From net investment income	(0.28)	(0.29)	(0.33)	(0.36)	(0.34)

Net asset value at end of year	$10.02	$10.18	$9.93	$10.03	$9.34

Total investment return (a)	1.27%	5.48%	2.31%	11.40%	(3.72%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85%	2.81%	3.28%	3.68%	3.42%
Net expenses	1.04%	1.04%	1.07%	1.09%	1.09%
Expenses (before waiver/reimbursement)	1.04%	1.04%	1.08%	1.14%	1.14%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$241,526	$273,386	$183,509	$154,863	$150,244

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

34	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.18	$9.93	$10.03	$9.34	$10.04

Net investment income (loss)	0.33	0.34	0.38	0.41	0.40
Net realized and unrealized gain (loss) on investments	(0.16)	0.25	(0.10)	0.69	(0.71)

Total from investment operations	0.17	0.59	0.28	1.10	(0.31)

Less dividends:
From net investment income	(0.33)	(0.34)	(0.38)	(0.41)	(0.39)

Net asset value at end of year	$10.02	$10.18	$9.93	$10.03	$9.34

Total investment return (a)	1.75%	5.99%	2.83%	12.02%	(3.18%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.31%	3.29%	3.78%	4.21%	4.00%
Net expenses	0.56%	0.55%	0.56%	0.53%	0.54%
Expenses (before waiver/reimbursement)	0.56%	0.55%	0.57%	0.58%	0.59%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$1,019,263	$899,128	$513,893	$314,005	$236,531

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Tax Free Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class I shares are offered at NAV and are not subject to a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices

36	MainStay Tax Free Bond Fund

on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual

37

Notes to Financial Statements (continued)

funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or

38	MainStay Tax Free Bond Fund

a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, all open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both

39

Notes to Financial Statements (continued)

principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2017, 100% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$5,096,819	$5,096,819

Total Fair Value		$5,096,819	$5,096,819

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(107,337)	$(107,337)

Total Realized Gain (Loss)		$(107,337)	$(107,337)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$2,253,770	$2,253,770

Total Change in Unrealized Appreciation (Depreciation)		$2,253,770	$2,253,770

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(515,983,206)	$(515,983,206)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the year ended October 31, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.43% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

40	MainStay Tax Free Bond Fund

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $10,760,389.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor and Class T Class Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $47,981 and $6,946, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $252,416, $30,638 and $58,782, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM

Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,401,181
Investor Class	12,765
Class B	15,427
Class C	208,367
Class I	936,697

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$2,812,951,209	$64,559,647	$(33,323,862)	$31,235,785

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$1,090,066	$(23,730,895)	$(1,680,423)	$31,235,785	$6,914,533

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from

41

Notes to Financial Statements (continued)

permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$—	$3,951,552	$(3,951,552)

The reclassifications for the Fund are primarily due to expiration of capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $23,730,895 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2019	$2,136	$—
Unlimited	21,595	—
Total	$23,731	$—

The Fund had $3,951,552 of capital loss carryforward that expired during the year ended October 31, 2017.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$360,676	$407,328
Exempt Interest Dividends	78,471,377	60,537,386
Total	$78,832,053	$60,944,714

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $1,973,057 and $1,559,945, respectively.

The Fund may purchase securities from or sell to other funds managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. During the year ended October 31, 2017, such purchases were $2,951.

42	MainStay Tax Free Bond Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	93,905,339	$927,816,118
Shares issued to shareholders in reinvestment of dividends and distributions	3,579,232	35,533,565
Shares redeemed	(62,891,318)	(620,153,547)

Net increase (decrease) in shares outstanding before conversion	34,593,253	343,196,136
Shares converted into Class A (See Note 1)	763,453	7,658,645
Shares converted from Class A (See Note 1)	(1,712,364)	(16,828,308)

Net increase (decrease)	33,644,342	$334,026,473

Year ended October 31, 2016:
Shares sold	70,104,399	$718,773,459
Shares issued to shareholders in reinvestment of dividends and distributions	2,323,481	23,781,700
Shares redeemed	(26,748,385)	(273,435,455)

Net increase (decrease) in shares outstanding before conversion	45,679,495	469,119,704
Shares converted into Class A (See Note 1)	389,062	3,980,913
Shares converted from Class A (See Note 1)	(178,665)	(1,844,440)

Net increase (decrease)	45,889,892	$471,256,177

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	196,152	$1,957,547
Shares issued to shareholders in reinvestment of dividends and distributions	42,322	421,396
Shares redeemed	(171,826)	(1,712,187)

Net increase (decrease) in shares outstanding before conversion	66,648	666,756
Shares converted into Investor Class (See Note 1)	93,929	931,126
Shares converted from Investor Class (See Note 1)	(743,260)	(7,495,883)

Net increase (decrease)	(582,683)	$(5,898,001)

Year ended October 31, 2016:
Shares sold	298,750	$3,069,918
Shares issued to shareholders in reinvestment of dividends and distributions	45,201	463,700
Shares redeemed	(167,244)	(1,712,234)

Net increase (decrease) in shares outstanding before conversion	176,707	1,821,384
Shares converted into Investor Class (See Note 1)	64,521	663,592
Shares converted from Investor Class (See Note 1)	(373,924)	(3,842,733)

Net increase (decrease)	(132,696)	$(1,357,757)

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	165,734	$1,630,271
Shares issued to shareholders in reinvestment of dividends and distributions	48,735	483,079
Shares redeemed	(377,160)	(3,748,282)

Net increase (decrease) in shares outstanding before conversion	(162,691)	(1,634,932)
Shares converted from Class B (See Note 1)	(30,900)	(304,987)

Net increase (decrease)	(193,591)	$(1,939,919)

Year ended October 31, 2016:
Shares sold	630,080	$6,448,957
Shares issued to shareholders in reinvestment of dividends and distributions	45,024	459,842
Shares redeemed	(446,357)	(4,581,911)

Net increase (decrease) in shares outstanding before conversion	228,747	2,326,888
Shares converted from Class B (See Note 1)	(24,509)	(250,623)

Net increase (decrease)	204,238	$2,076,265

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	4,227,857	$41,961,057
Shares issued to shareholders in reinvestment of dividends and distributions	534,813	5,304,569
Shares redeemed	(7,501,945)	(74,279,922)

Net increase (decrease)	(2,739,275)	$(27,014,296)

Year ended October 31, 2016:
Shares sold	10,920,726	$111,687,557
Shares issued to shareholders in reinvestment of dividends and distributions	452,436	4,629,198
Shares redeemed	(3,007,809)	(30,750,636)

Net increase (decrease) in shares outstanding before conversion	8,365,353	85,566,119
Shares converted from Class C (See Note 1)	(3,327)	(34,435)

Net increase (decrease)	8,362,026	$85,531,684

43

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	52,446,921	$519,691,483
Shares issued to shareholders in reinvestment of dividends and distributions	1,590,436	15,794,037
Shares redeemed	(42,229,809)	(416,906,143)

Net increase (decrease) in shares outstanding before conversion	11,807,548	118,579,377
Shares converted into Class I (See Note 1)	1,632,319	16,039,407

Net increase (decrease)	13,439,867	$134,618,784

Year ended October 31, 2016 :
Shares sold	48,954,715	$500,987,725
Shares issued to shareholders in reinvestment of dividends and distributions	1,130,288	11,574,515
Shares redeemed	(13,682,575)	(140,262,947)

Net increase (decrease) in shares outstanding before conversion	36,402,428	372,299,293
Shares converted into Class I (See Note 1)	128,216	1,327,726

Net increase (decrease)	36,530,644	$373,627,019

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay Tax Free Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Tax Free Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Tax Free Bond Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

45

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Funds and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
2,644,056,263.750	21,799,781.292	2,665,856,045.042

David H. Chow:

Votes For	Votes Witheld	Total
2,644,576,776.557	21,279,268.485	2,665,856,045.042

Susan B. Kerley:

Votes For	Votes Witheld	Total
2,645,459,747.343	20,396,297.699	2,665,856,045.042

Alan R. Latshaw:

Votes For	Votes Witheld	Total
2,644,443,039.401	21,413,005.641	2,665,856,045.042

Peter Meenan:

Votes For	Votes Witheld	Total
2,640,156,421.578	25,699,623.464	2,665,856,045.042

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
2,641,415,514.849	24,440,530.193	2,665,856,045.042

Jacques P. Perold:

Votes For	Votes Witheld	Total
2,645,300,993.731	20,555,051.311	2,665,856,045.042

Richard S. Trutanic:

Votes For	Votes Witheld	Total
2,641,761,336.311	24,094,708.731	2,665,856,045.042

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For individual federal income tax purposes, the Fund designated 99.5% of the ordinary income dividends paid during the fiscal year ended October 31, 2017 as attributable to interest income from tax exempt municipal bonds. Such dividends are currently exempt from federal income taxes under Section 103 (a) of the Internal Revenue Code.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay Tax Free Bond Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

47

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

48	MainStay Tax Free Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

49

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716275 MS286-17	MST11-12/17 (NYLIM) NL215

MainStay Convertible Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	9.90 16.30%	9.57 10.82%	5.67 6.27%	1.01 1.01%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	9.72 16.11	9.37 10.62	6.25 6.87	1.18 1.18
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	10.21 15.21	9.51 9.79	5.29 5.29	1.93 1.93
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	14.23 15.23	9.80 9.80	5.29 5.29	1.93 1.93
Class I Shares	No Sales Charge		11/28/2008	16.69	11.12	13.39	0.76%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or Since Inception
ICE BofA Merrill Lynch U.S. Convertible Index[4]	18.09%	11.41%	6.80%
Morningstar Convertibles Category Average[5]	15.29	9.02	5.20

4.	The ICE BofA Merrill Lynch U.S. Convertible Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,047.40	$5.06	$1,020.30	$4.99	0.98%

Investor Class Shares	$1,000.00	$1,047.10	$5.88	$1,019.50	$5.80	1.14%

Class B Shares	$1,000.00	$1,042.70	$9.73	$1,015.70	$9.60	1.89%

Class C Shares	$1,000.00	$1,042.80	$9.73	$1,015.70	$9.60	1.89%

Class I Shares	$1,000.00	$1,049.70	$3.15	$1,022.10	$3.11	0.61%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27

2.	Priceline Group, Inc., 0.35%–1.00%, due 3/15/18–6/15/20

3.	DISH Network Corp., 3.375%, due 8/15/26

4.	Lam Research Corp., 1.25%, due 5/15/18

5.	Danaher Corp., (zero coupon), due 1/22/21
6.	Bank of America Corp.

7.	Weatherford International, Ltd., 5.875%, due 7/1/21

8.	Liberty Media Corp., 1.00%–1.375%, due 1/30/23–10/15/23

9.	Air Lease Corp., 3.875%, due 12/1/18

10.	Lumentum Holdings, Inc., 0.25%, due 3/15/24

8	MainStay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Convertible Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Convertible Fund returned 16.30% for Class A shares, 16.11% for Investor Class shares, 15.21% for Class B shares and 15.23% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 16.69%. During the reporting period, all share classes underperformed the 18.09% return of the ICE BofA Merrill Lynch U.S. Convertible Index,1 which is the Fund’s broad-based securities-market index. During the 12 months ended October 31, 2017, Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the 15.29% return of the Morningstar Convertibles Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance lagged that of the ICE BofA Merrill Lynch U.S. Convertible Index during the reporting period but performed roughly in line with its Morningstar peers. The Fund’s performance relative to the ICE BofA Merrill Lynch U.S. Convertible Index was aided by several large outperformers, such as XPO Logistics, Lam Research, Microchip Technology and Teleflex. This positive performance, however, was offset by several poor performers in the health care and energy sectors, such as Teva Pharmaceutical, Depomed, AMAG Pharmaceuticals and Southwestern Energy.

What was the Fund’s duration3 during the reporting period?

Convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates. For this reason, duration does not guide our investment decisions regarding the Fund’s convertible security holdings. At the end of the reporting period, the effective duration of the Fund was 3.53 years.

During the reporting period, which sectors and securities were the strongest contributors to the Fund’s absolute performance and which were particularly weak?

The strongest contributions to absolute performance came from the information technology and transportation sectors. (Contributions take weightings and total returns into account.) The Fund had large gains in several information technology-related holdings. Convertible bonds of semiconductor chip developers Lam Research and Microchip Technology were the Fund’s second- and third-best performers, respectively, in terms of dollars earned. Semiconductor companies generally reported better-than-expected sales and earnings because most of their end markets, including autos, gaming and emerging technologies (e.g. self-driving automobiles), remained strong during the reporting period. In the transportation sector, convertible bonds of logistics and trucking company XPO Logistics were the Fund’s best-performing holding during the reporting period. In addition, convertible bonds of Air Lease were a significant contributor to absolute performance. XPO Logistics was a standout performer after the company’s financial results allayed investor fears that the company was making too many acquisitions and taking on too much debt. Quarterly results released during the reporting period showed that the company was generating free cash flow, paying down debt and selling operations that were less desirable.

The biggest detractors from the Fund’s absolute performance came from the health care and energy sectors. Convertible securities of several health care–related companies were poor performers during the reporting period because of earnings misses. Convertible preferred shares of Teva Pharmaceutical and convertible bonds of specialty pharmaceutical companies Depomed and AMAG Pharmaceuticals were the Fund’s worst-performing securities during the reporting period. Teva Pharmaceutical declined after it was forced to lower earnings estimates for the year and the company fired its chief executive officer. Depomed’s value declined as it, too, missed earnings projections, as doctors were reluctant to prescribe its largest-selling product, which is an opioid that patients could potentially abuse. AMAG Pharmaceuticals declined after the company told investors that a product in development failed to meet expectations, news that was likely to affect the company’s future sales and profits. Convertible holdings of most of the Fund’s energy-related positions declined during the reporting period. This was largely correlated with the decline in the price of crude oil during the reporting period, as most energy companies suffer when crude oil prices decline. Synthetic convertible bonds of Schlumberger Ltd., convertible preferred shares of energy producer Southwestern Energy, and convertible bonds of energy services companies Helix Energy and Ensco were noteworthy detractors from the Fund’s absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, noteworthy purchases included convertible bonds of satellite television provider DISH Networks. We believed that there could be material upside if the company

1.	See footnote on page 6 for more information on the ICE BofA Merrill Lynch U.S. Convertible Index.
2.	See footnote on page 6 for more information on the Morningstar Convertibles Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

could realize value for Dish Network’s wireless spectrum assets. We initiated a position in convertible bonds of Latin American e-commerce company MercadoLibre, as the company has increased sales and free cash flow at a rapid rate. We also increased the Fund’s position in convertible bonds of multinational oil and natural gas service company Weatherford International. We believed that the company’s new chief executive officer could streamline the company and better organize its disparate divisions. In addition, we believed that rising oil prices could provide a tailwind.

Meaningful sales during the reporting period included post-acute health care service provider HealthSouth. The company unexpectedly called its convertible bonds and converted them into cash and common shares during the reporting period. The common shares were sold from the Fund. Convertible preferred shares of food products company Tyson Foods matured in August 2017 and were converted into common shares of the issuer. The Fund later sold the common shares. Convertible bonds of Teleflex, a specialty medical device company, matured at the end of August 2017 and were converted into a combination of cash and common stock during the reporting period. The Fund continues to hold a position in the common shares of Teleflex.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund decreased its weighting in the consumer staples sector, which was primarily the result of the conversion and sale of the Fund’s Tyson Food convertible preferred position. The Fund decreased its weighting in the health care sector as a result of the sale of poor performers such as AMAG Pharmaceuticals and Depomed and the maturity of the Fund’s Teleflex convertible bonds. The Fund decreased its weighting in the energy sector with the maturity of the Schlumberger synthetic convertible notes. The Fund increased its weighting in the financial sector, largely through the purchase of LendingTree convertible bonds and the purchase of convertible preferred securities of Bank of America and Wells Fargo. The Fund increased its weighting in the information technology sector, which was largely the result of market appreciation.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund held overweight positions relative to the ICE BofA Merrill Lynch U.S. Convertible Index in the energy, industrial and information technology sectors. As of the same date, the Fund held underweight positions relative to the Index in the financials, utilities and consumer discretionary sectors. As of October 31, 2017, the Fund held neutrally weighted positions in the consumer staples, health care, materials and telecommunication services sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Convertible Fund

Portfolio of Investments October 31, 2017

	Principal Amount	Value
Convertible Securities 84.6%† Convertible Bonds 72.0%
Auto Manufacturers 0.9%
Wabash National Corp. 3.375%, due 5/1/18	$5,555,000	$10,814,891

Biotechnology 3.9%
BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	15,698,000	16,630,069
Illumina, Inc. (zero coupon), due 6/15/19	4,300,000	4,614,438
0.50%, due 6/15/21	6,977,000	8,045,353
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	6,684,000	5,251,117
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	10,659,000	12,024,684

		46,565,661

Commercial Services 3.4%
Carriage Services, Inc. 2.75%, due 3/15/21	6,573,000	8,298,412
LendingTree, Inc. 0.625%, due 6/1/22 (a)	7,865,000	11,168,300
Macquarie Infrastructure Corp. 2.875%, due 7/15/19	20,595,000	21,753,469

		41,220,181

Computers 1.9%
♦Lumentum Holdings, Inc. 0.25%, due 3/15/24 (a)	17,615,000	22,415,087

Diversified Financial Services 3.2%
♦Air Lease Corp. 3.875%, due 12/1/18	15,781,000	24,135,067
Blackhawk Network Holdings, Inc. 1.50%, due 1/15/22	13,870,000	13,930,681

		38,065,748

Health Care—Products 4.5%
♦Danaher Corp. (zero coupon), due 1/22/21	8,558,000	30,188,345
Hologic, Inc. 2.00%, due 3/1/42 (b)	14,453,000	17,993,985
NuVasive, Inc. 2.25%, due 3/15/21	4,938,000	5,740,425

		53,922,755

Health Care—Services 2.8%
Anthem, Inc. 2.75%, due 10/15/42	7,160,000	20,513,400

	Principal Amount	Value
Health Care—Services (continued)
Molina Healthcare, Inc. 1.625%, due 8/15/44	$10,151,000	$12,580,896

		33,094,296

Internet 8.7%
IAC FinanceCo, Inc. 0.875%, due 10/1/22 (a)	14,542,000	15,732,626
Liberty Expedia Holdings, Inc. 1.00%, due 6/30/47 (a)	11,074,000	11,350,850
MercadoLibre, Inc. 2.25%, due 7/1/19	4,485,000	8,740,144
♦Priceline Group, Inc.
0.35%, due 6/15/20	7,782,000	11,595,180
1.00%, due 3/15/18	12,338,000	24,907,337
Proofpoint, Inc. 0.75%, due 6/15/20	8,653,000	11,189,411
Twitter, Inc. 0.25%, due 9/15/19	9,161,000	8,702,950
VeriSign, Inc. 4.702%, due 8/15/37	582,000	1,831,481
Zillow Group, Inc. 2.00%, due 12/1/21 (a)	10,139,000	11,165,574

		105,215,553

Machinery—Diversified 0.9%
Chart Industries, Inc. 2.00%, due 8/1/18	11,153,000	11,187,853

Media 4.6%
♦DISH Network Corp. 3.375%, due 8/15/26	28,598,000	30,903,714
♦Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23 (a)	9,441,000	11,305,598
♦Liberty Media Corp. 1.375%, due 10/15/23	11,345,000	13,658,245

		55,867,557

Oil & Gas 1.8%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24 (a)	8,306,000	7,039,335
Oasis Petroleum, Inc. 2.625%, due 9/15/23	13,092,000	14,450,295

		21,489,630

Oil & Gas Services 3.8%
Helix Energy Solutions Group, Inc. 4.25%, due 5/1/22	13,111,000	12,742,253
Newpark Resources, Inc. 4.00%, due 12/1/21 (a)	6,326,000	7,701,905
♦Weatherford International, Ltd. 5.875%, due 7/1/21	25,561,000	25,848,561

		46,292,719

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Pharmaceuticals 1.1%
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24 (a)	$1,906,000	$2,188,326
Pacira Pharmaceuticals, Inc. 2.375%, due 4/1/22 (a)	5,218,000	4,856,002
Radius Health, Inc. 3.00%, due 9/1/24	660,000	603,075
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	5,832,000	5,150,385

		12,797,788

Semiconductors 15.0%
Advanced Micro Devices, Inc. 2.125%, due 9/1/26	6,558,000	10,353,443
Inphi Corp. 1.125%, due 12/1/20	14,512,000	18,049,300
♦Lam Research Corp. 1.25%, due 5/15/18	8,824,000	30,536,555
♦Microchip Technology, Inc.
1.625%, due 2/15/25	17,553,000	32,352,373
1.625%, due 2/15/27 (a)	7,129,000	9,013,729
Micron Technology, Inc. 3.00%, due 11/15/43	12,588,000	19,574,340
NXP Semiconductors N.V. 1.00%, due 12/1/19	15,332,000	18,963,768
ON Semiconductor Corp. 1.00%, due 12/1/20	12,331,000	15,960,938
Rambus, Inc. 1.125%, due 8/15/18	7,638,000	9,600,011
Silicon Laboratories, Inc. 1.375%, due 3/1/22 (a)	13,815,000	16,629,806

		181,034,263

Software 11.4%
Citrix Systems, Inc. 0.50%, due 4/15/19	8,035,000	9,873,006
HubSpot, Inc. 0.25%, due 6/1/22 (a)	5,736,000	6,481,680
NICE Systems, Inc. 1.25%, due 1/15/24 (a)	15,655,000	18,091,309
Nuance Communications, Inc. 1.25%, due 4/1/25 (a)	11,278,000	10,636,564
RealPage, Inc. 1.50%, due 11/15/22 (a)	10,067,000	12,401,286
Red Hat, Inc. 0.25%, due 10/1/19	12,045,000	20,032,341
Salesforce.com, Inc. 0.25%, due 4/1/18	9,409,000	14,478,099
ServiceNow, Inc. (zero coupon), due 11/1/18	8,423,000	14,466,503

	Principal Amount	Value
Software (continued)
Verint Systems, Inc. 1.50%, due 6/1/21	$17,084,000	$16,817,062
Workday, Inc. 0.25%, due 10/1/22 (a)	13,226,000	13,399,591

		136,677,441

Telecommunications 2.0%
Finisar Corp. 0.50%, due 12/15/36 (a)	9,521,000	9,116,357
Viavi Solutions, Inc. 1.00%, due 3/1/24 (a)	14,679,000	14,743,221

		23,859,578

Transportation 2.1%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	14,597,000	17,060,244
Echo Global Logistics, Inc. 2.50%, due 5/1/20	8,755,000	8,711,225

		25,771,469

Total Convertible Bonds (Cost $753,112,667)		866,292,470

	Shares
Convertible Preferred Stocks 12.6%
Banks 2.6%
♦Bank of America Corp. Series L 7.25%	12,072	15,656,901
Wells Fargo & Co. Series L 7.50%	11,552	15,133,120

		30,790,021

Chemicals 1.2%
A. Schulman, Inc. 6.00%	14,423	13,849,830

Food 0.9%
Post Holdings, Inc. 3.75%	60,463	10,684,114

Hand & Machine Tools 1.0%
Stanley Black & Decker, Inc. 5.375%	105,261	12,449,218

Health Care—Products 0.8%
Becton Dickinson & Co. Series A 6.125%	159,841	9,074,174

12	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Convertible Preferred Stocks (continued)
Oil & Gas 1.5%
Hess Corp. 8.00%	293,774	$16,216,325
Southwestern Energy Co. Series B 6.25%	184,819	2,352,746

		18,569,071

Pharmaceuticals 1.4%
Allergan PLC Series A 5.50%	16,171	10,409,111
Teva Pharmaceutical Industries, Ltd. 7.00%	22,694	6,456,443

		16,865,554

Real Estate Investment Trusts 2.5%
American Tower Corp. 5.50%	140,488	17,725,371
Crown Castle International Corp. 6.875%	8,856	9,740,803
Welltower, Inc. Series I 6.50%	47,800	2,931,574

		30,397,748

Telecommunications 0.7%
T-Mobile U.S., Inc. 5.50%	85,219	8,249,199

Total Convertible Preferred Stocks (Cost $163,598,721)		150,928,929

Total Convertible Securities (Cost $916,711,388)		1,017,221,399

Common Stocks 5.3%
Aerospace & Defense 0.5%
United Technologies Corp.	53,105	6,359,855

Air Freight & Logistics 1.4%
XPO Logistics, Inc. (c)	246,898	17,122,376

Airlines 1.0%
Delta Air Lines, Inc.	227,309	11,372,269

Banks 0.9%
♦Bank of America Corp.	398,621	10,918,229

Energy Equipment & Services 0.5%
Baker Hughes, a GE Co.	51,357	1,614,151
Halliburton Co.	113,326	4,843,553

		6,457,704

	Shares	Value
Health Care Equipment & Supplies 1.0%
Teleflex, Inc.	49,763	$11,792,836

Total Common Stocks (Cost $44,723,115)		64,023,269

	Principal Amount
Short-Term Investment 9.8%
Repurchase Agreement 9.8%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $117,463,089 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 12/31/22, with a Principal Amount of $118,445,000 and a Market Value of $119,813,395)	$117,461,980	117,461,980

Total Short-Term Investment (Cost $117,461,980)		117,461,980

Total Investments (Cost $1,078,896,483)	99.7%	1,198,706,648
Other Assets, Less Liabilities	0.3	4,074,209
Net Assets	100.0%	$1,202,780,857

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of October 31, 2017.

(c)	Non-income producing security.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$866,292,470	$—	$866,292,470
Convertible Preferred Stocks (b)	126,394,985	24,533,944	—	150,928,929

Total Convertible Securities	126,394,985	890,826,414	—	1,017,221,399

Common Stocks	64,023,269	—	—	64,023,269
Short-Term Investment
Repurchase Agreement	—	117,461,980	—	117,461,980

Total Investments in Securities	$190,418,254	$1,008,288,394	$—	$1,198,706,648

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 2 securities valued at $13,849,830 and $10,684,114 are held in Chemicals and Food, respectively, within the Convertible Preferred Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $1,078,896,483)	$1,198,706,648
Receivables:
Dividends and interest	4,696,727
Fund shares sold	1,590,657
Other assets	45,768

Total assets	1,205,039,800

Liabilities
Payables:
Fund shares redeemed	1,316,638
Manager (See Note 3)	500,860
NYLIFE Distributors (See Note 3)	200,191
Transfer agent (See Note 3)	136,895
Shareholder communication	72,464
Professional fees	16,697
Trustees	2,918
Custodian	2,056
Accrued expenses	10,224

Total liabilities	2,258,943

Net assets	$1,202,780,857

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$677,261
Additional paid-in capital	1,025,761,278

1,026,438,539
Distributions in excess of net investment income	(8,121,831)
Accumulated net realized gain (loss) on investments	64,653,984
Net unrealized appreciation (depreciation) on investments	119,810,165

Net assets	$1,202,780,857

Class A
Net assets applicable to outstanding shares	$482,340,856

Shares of beneficial interest outstanding	27,170,953

Net asset value per share outstanding	$17.75
Maximum sales charge (5.50% of offering price)	1.03

Maximum offering price per share outstanding	$18.78

Investor Class
Net assets applicable to outstanding shares	$56,289,407

Shares of beneficial interest outstanding	3,171,876

Net asset value per share outstanding	$17.75
Maximum sales charge (5.50% of offering price)	1.03

Maximum offering price per share outstanding	$18.78

Class B
Net assets applicable to outstanding shares	$19,289,576

Shares of beneficial interest outstanding	1,091,512

Net asset value and offering price per share outstanding	$17.67

Class C
Net assets applicable to outstanding shares	$82,334,568

Shares of beneficial interest outstanding	4,664,343

Net asset value and offering price per share outstanding	$17.65

Class I
Net assets applicable to outstanding shares	$562,526,450

Shares of beneficial interest outstanding	31,627,397

Net asset value and offering price per share outstanding	$17.79

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Interest	$11,973,050
Dividends (a)	9,789,261
Other income	1,096

Total income	21,763,407

Expenses
Manager (See Note 3)	6,045,617
Distribution/Service—Class A (See Note 3)	1,063,904
Distribution/Service—Investor Class (See Note 3)	201,069
Distribution/Service—Class B (See Note 3)	210,993
Distribution/Service—Class C (See Note 3)	818,828
Transfer agent (See Note 3)	1,509,562
Shareholder communication	135,180
Registration	111,838
Professional fees	108,576
Trustees	25,624
Custodian	4,990
Miscellaneous	49,124

Total expenses before waiver/reimbursement	10,285,305
Expense waiver/reimbursement from Manager (See Note 3)	(481,608)

Net expenses	9,803,697

Net investment income (loss)	11,959,710

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	67,286,271
Net change in unrealized appreciation (depreciation) on investments	66,696,846

Net realized and unrealized gain (loss) on investments	133,983,117

Net increase (decrease) in net assets resulting from operations	$145,942,827

(a)	Dividends recorded net of foreign withholding taxes in the amount of $224,802.

16	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,959,710	$10,115,737
Net realized gain (loss) on investments	67,286,271	15,873,363
Net change in unrealized appreciation (depreciation) on investments	66,696,846	(1,095,460)

Net increase (decrease) in net assets resulting from operations	145,942,827	24,893,640

Dividends and distributions to shareholders:
From net investment income:
Class A	(5,915,050)	(15,680,249)
Investor Class	(959,734)	(3,095,349)
Class B	(111,244)	(783,197)
Class C	(412,759)	(2,765,653)
Class I	(6,945,027)	(11,214,166)

	(14,343,814)	(33,538,614)

From net realized gain on investments:
Class A	(6,089,507)	(17,162,761)
Investor Class	(1,306,245)	(3,477,638)
Class B	(339,058)	(1,106,480)
Class C	(1,228,067)	(3,897,027)
Class I	(4,515,780)	(11,748,242)

	(13,478,657)	(37,392,148)

Total dividends and distributions to shareholders	(27,822,471)	(70,930,762)

Capital share transactions:
Net proceeds from sale of shares	540,443,512	173,063,368
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	23,898,379	60,533,955
Cost of shares redeemed	(278,484,613)	(295,260,583)

Increase (decrease) in net assets derived from capital share transactions	285,857,278	(61,663,260)

Net increase (decrease) in net assets	403,977,634	(107,700,382)

Net Assets
Beginning of year	798,803,223	906,503,605

End of year	$1,202,780,857	$798,803,223

Distributions in excess of net investment income at end of year	$(8,121,831)	$(8,358,126)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$15.72	$16.51	$18.33	$17.33	$14.79

Net investment income (loss) (a)	0.19	0.20	0.11	0.15	0.18
Net realized and unrealized gain (loss) on investments	2.34	0.35	(0.00)‡	1.59	3.29

Total from investment operations	2.53	0.55	0.11	1.74	3.47

Less dividends and distributions:
From net investment income	(0.24)	(0.64)	(0.47)	(0.51)	(0.31)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.50)	(1.34)	(1.93)	(0.74)	(0.93)

Net asset value at end of year	$17.75	$15.72	$16.51	$18.33	$17.33

Total investment return (b)	16.30%	3.71%	0.58%	10.42%	24.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12%	1.31%	0.62%	0.86%	1.13%
Net expenses	0.98%	1.01%	0.99%	0.97%	0.99%
Expenses (before waiver/reimbursement)	0.99%	1.01%	0.99%	0.97%	0.99%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$482,341	$368,583	$408,067	$384,987	$391,577

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$15.72	$16.50	$18.33	$17.32	$14.79

Net investment income (loss) (a)	0.16	0.18	0.08	0.12	0.15
Net realized and unrealized gain (loss) on investments	2.34	0.36	(0.01)	1.60	3.28

Total from investment operations	2.50	0.54	0.07	1.72	3.43

Less dividends and distributions:
From net investment income	(0.21)	(0.62)	(0.44)	(0.48)	(0.28)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.47)	(1.32)	(1.90)	(0.71)	(0.90)

Net asset value at end of year	$17.75	$15.72	$16.50	$18.33	$17.32

Total investment return (b)	16.11%	3.60%	0.40%	10.21%	24.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%	1.14%	0.45%	0.67%	0.93%
Net expenses	1.14%	1.18%	1.15%	1.16%	1.22%
Expenses (before waiver/reimbursement)	1.15%	1.18%	1.15%	1.16%	1.22%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$56,289	$79,430	$82,052	$85,850	$86,136

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

18	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$15.66	$16.45	$18.30	$17.37	$14.84

Net investment income (loss) (a)	0.04	0.06	(0.05)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	2.32	0.35	0.01	1.59	3.29

Total from investment operations	2.36	0.41	(0.04)	1.58	3.32

Less dividends and distributions:
From net investment income	(0.09)	(0.50)	(0.35)	(0.42)	(0.17)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.35)	(1.20)	(1.81)	(0.65)	(0.79)

Net asset value at end of year	$17.67	$15.66	$16.45	$18.30	$17.37

Total investment return (b)	15.21%	2.83%	(0.36%)	9.41%	23.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.39%	(0.30%)	(0.08%)	0.19%
Net expenses	1.89%	1.93%	1.90%	1.91%	1.97%
Expenses (before waiver/reimbursement)	1.90%	1.93%	1.90%	1.91%	1.97%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$19,290	$21,436	$26,537	$29,765	$32,629

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$15.64	$16.43	$18.29	$17.36	$14.82

Net investment income (loss) (a)	0.04	0.06	(0.05)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	2.32	0.35	(0.00)‡	1.59	3.30

Total from investment operations	2.36	0.41	(0.05)	1.58	3.33

Less dividends and distributions:
From net investment income	(0.09)	(0.50)	(0.35)	(0.42)	(0.17)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.35)	(1.20)	(1.81)	(0.65)	(0.79)

Net asset value at end of year	$17.65	$15.64	$16.43	$18.29	$17.36

Total investment return (b)	15.23%	2.77%	(0.30%)	9.35%	23.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.39%	(0.30%)	(0.08%)	0.19%
Net expenses	1.89%	1.93%	1.90%	1.91%	1.97%
Expenses (before waiver/reimbursement)	1.90%	1.93%	1.90%	1.91%	1.97%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$82,335	$76,501	$91,833	$92,118	$78,135

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$15.75	$16.54	$18.36	$17.35	$14.81

Net investment income (loss) (a)	0.25	0.24	0.15	0.20	0.22
Net realized and unrealized gain (loss) on investments	2.34	0.35	(0.00)‡	1.60	3.29

Total from investment operations	2.59	0.59	0.15	1.80	3.51

Less dividends and distributions:
From net investment income	(0.29)	(0.68)	(0.51)	(0.56)	(0.35)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.55)	(1.38)	(1.97)	(0.79)	(0.97)

Net asset value at end of year	$17.79	$15.75	$16.54	$18.36	$17.35

Total investment return (b)	16.69%	3.96%	0.84%	10.74%	25.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.56%	0.87%	1.11%	1.37%
Net expenses	0.64%	0.76%	0.74%	0.72%	0.74%
Expenses (before waiver/reimbursement)	0.74%	0.76%	0.74%	0.72%	0.74%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$562,526	$252,852	$298,015	$313,955	$258,279

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

20	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Convertible Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

21

Notes to Financial Statements (continued)

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation

22	MainStay Convertible Fund

date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that

23

Notes to Financial Statements (continued)

affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(I)  Convertible Securities Risk.  Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.58%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

Effective February 28, 2017, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio

24	MainStay Convertible Fund

investments and acquired (underlying) fund fees and expenses) of Class I shares so that Total Annual Fund Operating Expenses of Class I shares do not exceed 0.61% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $6,045,617 and waived its fees or reimbursed expenses in the amount of $481,608.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $115,447 and $31,106, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $10,593, $110, $25,272 and $8,180, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$498,695
Investor Class	221,180
Class B	58,221
Class C	226,202
Class I	505,264

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but more closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders.

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,092,616,517	$153,744,259	$(47,654,128)	$106,090,131

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$9,235,567	$61,016,620	$—	$106,090,131	$176,342,318

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to deemed dividends and Contingent Payment Debt Instruments (CPDI).

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$2,620,399	$(2,620,399)	$—

The reclassifications for the Fund are primarily due to deemed dividends adjustment.

25

Notes to Financial Statements (continued)

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$14,271,729	$41,495,561
Long-Term Capital Gain	13,550,742	29,435,201
Total	$27,822,471	$70,930,762

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $531,713 and $352,883, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	7,047,066	$119,088,807
Shares issued to shareholders in reinvestment of dividends and distributions	693,680	11,565,480
Shares redeemed	(5,380,336)	(90,991,876)

Net increase (decrease) in shares outstanding before conversion	2,360,410	39,662,411
Shares converted into Class A (See Note 1)	2,256,234	39,055,267
Shares converted from Class A (See Note 1)	(886,885)	(15,116,071)

Net increase (decrease)	3,729,759	$63,601,607

Year ended October 31, 2016:
Shares sold	3,284,280	$50,403,497
Shares issued to shareholders in reinvestment of dividends and distributions	2,082,474	31,629,994
Shares redeemed	(6,883,719)	(104,854,396)

Net increase (decrease) in shares outstanding before conversion	(1,516,965)	(22,820,905)
Shares converted into Class A (See Note 1)	396,841	6,120,797
Shares converted from Class A (See Note 1)	(154,110)	(2,355,927)

Net increase (decrease)	(1,274,234)	$(19,056,035)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	517,721	$8,778,329
Shares issued to shareholders in reinvestment of dividends and distributions	135,820	2,252,806
Shares redeemed	(506,890)	(8,576,771)

Net increase (decrease) in shares outstanding before conversion	146,651	2,454,364
Shares converted into Investor Class (See Note 1)	188,275	3,200,427
Shares converted from Investor Class (See Note 1)	(2,216,858)	(38,363,861)

Net increase (decrease)	(1,881,932)	$(32,709,070)

Year ended October 31, 2016:
Shares sold	327,950	$5,043,298
Shares issued to shareholders in reinvestment of dividends and distributions	430,056	6,531,000
Shares redeemed	(586,510)	(8,999,265)

Net increase (decrease) in shares outstanding before conversion	171,496	2,575,033
Shares converted into Investor Class (See Note 1)	255,273	3,925,439
Shares converted from Investor Class (See Note 1)	(344,452)	(5,327,822)

Net increase (decrease)	82,317	$1,172,650

26	MainStay Convertible Fund

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	123,659	$2,058,626
Shares issued to shareholders in reinvestment of dividends and distributions	24,550	403,492
Shares redeemed	(274,643)	(4,623,932)

Net increase (decrease) in shares outstanding before conversion	(126,434)	(2,161,814)
Shares converted from Class B (See Note 1)	(151,045)	(2,562,426)

Net increase (decrease)	(277,479)	$(4,724,240)

Year ended October 31, 2016:
Shares sold	128,418	$1,958,707
Shares issued to shareholders in reinvestment of dividends and distributions	110,154	1,666,215
Shares redeemed	(305,286)	(4,642,547)

Net increase (decrease) in shares outstanding before conversion	(66,714)	(1,017,625)
Shares converted from Class B (See Note 1)	(177,956)	(2,732,887)

Net increase (decrease)	(244,670)	$(3,750,512)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,179,483	$19,833,250
Shares issued to shareholders in reinvestment of dividends and distributions	81,268	1,334,519
Shares redeemed	(1,487,251)	(24,998,988)

Net increase (decrease) in shares outstanding before conversion	(226,500)	(3,831,219)
Shares converted from Class C (See Note 1)	(706)	(11,550)

Net increase (decrease)	(227,206)	$(3,842,769)

Year ended October 31, 2016:
Shares sold	705,686	$10,787,840
Shares issued to shareholders in reinvestment of dividends and distributions	345,750	5,223,109
Shares redeemed	(1,744,065)	(26,501,422)

Net increase (decrease) in shares outstanding before conversion	(692,629)	(10,490,473)
Shares converted from Class C (See Note 1)	(6,021)	(84,656)

Net increase (decrease)	(698,650)	$(10,575,129)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	23,037,821	$390,684,500
Shares issued to shareholders in reinvestment of dividends and distributions	495,163	8,342,082
Shares redeemed	(8,767,214)	(149,293,046)

Net increase (decrease) in shares outstanding before conversion	14,765,770	249,733,536
Shares converted into Class I (See Note 1)	807,465	13,798,214

Net increase (decrease)	15,573,235	$263,531,750

Year ended October 31, 2016:
Shares sold	6,838,634	$104,870,026
Shares issued to shareholders in reinvestment of dividends and distributions	1,017,672	15,483,637
Shares redeemed	(9,853,762)	(150,262,953)

Net increase (decrease) in shares outstanding before conversion	(1,997,456)	(29,909,290)
Shares converted into Class I (See Note 1)	29,411	455,056

Net increase (decrease)	(1,968,045)	$(29,454,234)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Convertible Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Convertible Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

28	MainStay Convertible Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Funds and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
2,644,056,263.750	21,799,781.292	2,665,856,045.042

David H. Chow:

Votes For	Votes Witheld	Total
2,644,576,776.557	21,279,268.485	2,665,856,045.042

Susan B. Kerley:

Votes For	Votes Witheld	Total
2,645,459,747.343	20,396,297.699	2,665,856,045.042

Alan R. Latshaw:

Votes For	Votes Witheld	Total
2,644,443,039.401	21,413,005.641	2,665,856,045.042

Peter Meenan:

Votes For	Votes Witheld	Total
2,640,156,421.578	25,699,623.464	2,665,856,045.042

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
2,641,415,514.849	24,440,530.193	2,665,856,045.042

Jacques P. Perold:

Votes For	Votes Witheld	Total
2,645,300,993.731	20,555,051.311	2,665,856,045.042

Richard S. Trutanic:

Votes For	Votes Witheld	Total
2,641,761,336.311	24,094,708.731	2,665,856,045.042

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2017, the Fund designated approximately $4,525,734 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2017 should be multiplied by the 38.56% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay Convertible Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

31

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay Convertible Fund

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716013 MS286-17	MSC11-12/17 (NYLIM) NL210

MainStay Income Builder Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	6.13 12.30%	7.29 8.51%	5.15 5.75%	1.02 1.02%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	6.02 12.19	7.11 8.32	5.86 6.48	1.16 1.16
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	12/29/1987	6.27 11.27	7.21 7.51	4.73 4.73	1.91 1.91
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	10.35 11.35	7.51 7.51	4.73 4.73	1.91 1.91
Class I Shares	No Sales Charge		1/2/2004	12.60	8.80	6.04	0.77
Class R2 Shares	No Sales Charge		2/27/2015	12.20	4.36	N/A	1.12
Class R3 Shares	No Sales Charge		2/29/2016	11.89	12.88	N/A	1.36

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
MSCI World Index[4]	22.77%	11.56%	4.10%
Bloomberg Barclays U.S. Aggregate Bond Index[5]	0.90	2.04	4.19
Blended Benchmark Index[6]	11.37	6.83	4.50
Morningstar World Allocation Category Average[7]	13.60	6.04	3.72

4.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,053.80	$5.23	$1,020.10	$5.14	1.01%

Investor Class Shares	$1,000.00	$1,053.60	$5.90	$1,019.50	$5.80	1.14%

Class B Shares	$1,000.00	$1,048.80	$9.81	$1,015.60	$9.65	1.89%

Class C Shares	$1,000.00	$1,049.40	$9.76	$1,015.70	$9.60	1.89%

Class I Shares	$1,000.00	$1,055.20	$3.94	$1,021.40	$3.87	0.76%

Class R2 Shares	$1,000.00	$1,053.30	$5.74	$1,019.60	$5.65	1.11%

Class R3 Shares	$1,000.00	$1,052.00	$7.03	$1,018.30	$6.92	1.36%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 1.25%, due 10/31/21–7/31/23

2.	Goldman Sachs Group, Inc., 2.905%–7.50%, due 2/15/19–10/31/38

3.	AT&T, Inc.

4.	Verizon Communications, Inc.

5.	British American Tobacco PLC
6.	Philip Morris International, Inc.

7.	PPL Corp.

8.	Vodafone Group PLC

9.	BCE, Inc.

10.	TOTAL S.A.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, and Louis N. Cohen, CFA, of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Fund, and William Priest, CFA, Michael Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Income Builder Fund returned 12.30% for Class A shares, 12.19% for Investor Class shares, 11.27% for Class B shares and 11.35% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 12.60%, Class R2 shares returned 12.20% and Class R3 shares returned 11.89%. For the 12 months ended October 31, 2017, all share classes underperformed the 22.77% return of the MSCI World Index,1 which is the Fund’s primary benchmark, and outperformed the 0.90% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is a secondary benchmark for the Fund. For the 12 months ended October 31, 2017, all share classes except Class B and Class C shares outperformed the 11.37% return of the Blended Benchmark Index,1 which is an additional benchmark for the Fund. Over the same period, all share classes underperformed the 13.60% return of the Morningstar World Allocation Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund since the semiannual report?

Effective October 31, 2017, Eric Sappenfield no longer served as a portfolio manager of the Fund. Michael Welhoelter, William Priest, Kera Van Valen and John M. Tobin continued to serve as portfolio managers of the Fund for the portion of the Fund subadvised by Epoch. Dan Roberts, Michael Kimble and Louis N. Cohen also continued to serve as portfolio managers of the Fund for the portion of the Fund subadvised by MacKay Shields. For more information on this change see the prospectus supplement dated August 17, 2017.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Fund used S&P 500® futures, and to a lesser extent Euro Stoxx 50 and Nikkei 225 futures, to enhance the Fund’s equity beta.3 The futures added to the Fund’s returns.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

The equity portion of the Fund held positions in a diversified group of companies that continued to grow free cash flow and remained committed to consistently returning cash to shareholders through a combination of cash dividends, share buybacks and debt reduction. Although the strategy of the equity portion of the Fund performed as expected, this portion of the Fund lagged the MSCI World Index as stocks initially advanced sharply following the U.S. presidential election in November 2016 and were further boosted by the continued efforts of central bankers to stimulate economic growth. In 2017, the stock market continued to press forward on hopes of reforms under the Trump administration while simultaneously shrugging off geopolitical risks that were present across Europe. Elections across Europe ultimately proved uneventful; and a strengthening global economy, as evidenced by stronger corporate earnings and economic growth indicators out of Europe, the United States and Japan, provided support for equity markets into the third quarter. As a result, many economically sensitive sectors, most notably financials and information technology, significantly outperformed their defensive counterparts.

From a relative perspective, the underperformance of the equity portion of the Fund was driven primarily by sector allocations in this portion of the Fund. These allocations were an outcome of Epoch’s bottom-up fundamental investment process. Financials and technology, which were the best-performing sectors of the market during the reporting period, were among the largest detractors from relative performance. In particular, the equity portion of the Fund had lower exposure to banks, which hurt relative performance as banks advanced on higher bond yields and the promise of less regulation under the Trump administration. An overweight position in traditional yield-oriented sectors including telecommunication services, utilities and consumer staples also hurt relative performance in the equity portion of the Fund, as these sectors lagged the MSCI World Index.

Which sectors were the strongest contributors to relative performance in the equity portion of the Fund and which sectors were particularly weak?

In the equity portion of the Fund, the strongest-contributing sectors to performance relative to the MSCI World Index were energy, consumer discretionary and industrials. (Contributions take weightings and total returns into account.) This was largely due to stock selection within those sectors.

The weakest contributing sectors to performance relative to the Index in the equity portion of the Fund were information technology, telecommunications services and financials. The

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar World Allocation Category Average.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

equity portion of the Fund had underweight positions relative to the MSCI World Index in information technology and financials, both of which had large gains, and an overweight position in telecommunication services, which lagged the Index.

During the reporting period, which individual stocks made the strongest contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

AbbVie, Allianz and McDonalds were among the stocks that provided the strongest contributions to absolute performance in the equity portion of the Fund during the reporting period. AbbVie is a global pharmaceutical company. The company’s share price was helped by continued positive momentum for the franchise drug Humira, encouraging acceptance of the blood cancer drug Imbruvica and favorable new pipeline developments, all as reflected in recent favorable quarterly earnings reports. In addition, the company was recently able to successfully repel a challenge to one of the patents protecting the Humira franchise. Historically, the company has paid an attractive, growing dividend that has been well-covered by free cash flow, and the company has also regularly repurchased shares. Shares of Allianz, a diversified insurance company, traded steadily higher along with other financials following the U.S. election, with additional support provided by the Federal Reserve’s multiple increases in the federal funds target range. Shares have been further boosted by consistently strong earnings results and management’s continued commitment to initiate a new share repurchase program. In the past, the company has had a transparent capital allocation policy; has paid an attractive, growing dividend that has been well-supported by earnings; and has held a strong regulatory capital position. McDonald’s is an operator and franchisor of McDonald’s restaurants, which serve a locally relevant menu of food and drinks in over 100 countries. During the reporting period, shares continued to benefit from investments in digital engagement, delivery, and the expansion of targeted initiatives. The company remained committed to rewarding shareholders through dividends and share buybacks.

In the equity portion of the Fund, QUALCOMM, Imperial Brands and Regal Entertainment Group detracted the most from absolute returns. QUALCOMM is a market leader in next-generation wireless technologies. Shares declined because of a royalty dispute with Apple. The company remained focused on closing its pending acquisition of industrial and automotive focused NXP Semiconductor, which we believe could diversify and improve cash flow growth. QUALCOMM has paid a growing dividend that has remained covered even without Apple payments. The company also has an ongoing share repurchase program. Imperial Brands is a global tobacco manufacturer. Shares were under pressure (along with shares of the company’s tobacco peers) when the FDA commented on a desire to potentially reduce nicotine levels to non-addictive levels. While we believe that this is unlikely in the near term, shares were affected because Imperial Brands has modest exposure to U.S. regulations. Shares were further pressured as investors became concerned about the company’s growth opportunities without a strong position in next-generation products. Management has continued to strengthen the brand portfolio through brand migrations and SKU4 reductions and has remained committed to returning cash to shareholders through an attractive and growing dividend. Debt reduction is also expected to be a priority for cash over the next few years. Regal Entertainment operates a chain of movie theaters in the United States under the Regal Cinemas, Edwards Theaters and United Artists brands. With over 7,000 screens, the company is the largest theater circuit in the United States. Shares declined on lower-than-expected box-office results as several high-profile films underperformed. Persistent rumors regarding how soon viewers could watch new releases at home also hurt the stock’s performance. During the reporting period, the company continued to return cash through its attractive, steady dividend, and the company announced a share repurchase program.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund made several purchases during the reporting period, including a position in energy partnership Magellan Midstream Partners and insurance company MetLife. Magellan’s cash flows are driven by mostly fee-based income, and growth is driven by the demand for new and expanded energy infrastructures that are tied to rising U.S. shale oil production. Magellan has consistently returned cash to shareholders through an attractive and growing partnership distribution. MetLife is one of the world’s largest insurance companies. We believe that growth for MetLife will reflect U.S. market expansion and dynamic opportunities to offer insurance and financial products in developing regions outside the United States. In our opinion, the company is well capitalized and is committed to rewarding shareholders with an attractive and growing dividend, debt reduction and share repurchases.

The equity portion of the Fund made several sales during the reporting period. The equity portion of the Fund closed its positions in Automatic Data Processing and Waste Management

4.	SKU is a shortened form of “stock keeping unit,” a measure of the number of distinguishable brands and brand variations that a company maintains.

10	MainStay Income Builder Fund

to enhance the overall yield of the equity portion of the Fund. Automatic Data Processing is a global provider of cloud-based human capital management solutions. Waste Management is the leading provider of comprehensive waste management services in North America. In addition, the equity portion of the Fund exited its position in Telstra, the dominant fixed and mobile line provider in Australia, because of concerns about the sustainability of the company’s dividend. TPG Telecom purchased spectrum in Australia and announced its intention to invest in building out a fourth wireless network in the country. This, coupled with management’s capital allocation review, led us to question whether the dividend could continue long term. Telstra has subsequently chosen to rebase the company’s dividend.

How did sector weightings in the equity portion of the Fund change during the reporting period?

There were no meaningful changes in sector weightings in the equity portion of the Fund during the reporting period.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of October 31, 2017, the equity portion of the Fund had substantially overweight positions in the utilities and telecommunication services sectors. This positioning reflected the areas where Epoch’s screening process and its fundamental research were finding companies that best fit the goals of the equity portion of the Fund: to achieve an attractive absolute return, with the bulk of that return coming from cash dividends, share buybacks and debt reduction. As of the same date, the equity portion of the Fund had a substantially underweight position in the information technology sector. Many companies in this sector either do not pay dividends or their dividend payout is modest. We did, however, begin to see more technology companies return capital to shareholders than we had seen in the past.

What was the duration5 strategy of the fixed-income portion of the Fund during the reporting period?

As of October 31, 2017, the duration of the fixed-income portion of the Fund was 5.4 years, which was 0.6 years shorter than the 6.0-year duration of the Bloomberg Barclays U.S. Aggregate Bond Index as of the same date.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period the fixed-income portion of the Fund promoted credit risk as the principal driver of performance. We expected credit (investment-grade corporate bonds, high-yield corporate bonds and bank loans) to have returns superior to those of more rate-sensitive securities, such as U.S. Treasury securities and government-backed debt as investors pursued higher yields and a spread6 cushion in credit. Though we continued to believe that credit spreads could tighten modestly, the fixed-income portion of the Fund reduced its exposure to high-yield credits in favor of investment-grade credits as spreads continue to tighten.

During the reporting period, we also selectively and rather moderately, added to the weighting in markets in the fixed-income portion of the Fund, with a focus on quasi-sovereigns in stable regimes such as Mexico and on hard-currency corporates that could provide a margin of safety.

Although we believe that valuations generally remained fair across the credit sectors, in our opinion, greater vigilance may be needed as we navigate the late stages of the current economic cycle.

Which sectors were the strongest contributors to the absolute performance of the fixed-income portion of the Fund, and which sectors were particularly weak?

During the reporting period, the high-yield sector was the biggest contributor to the absolute performance of the fixed-income portion of the Fund. An overweight position in investment-grade credits and emerging-market exposure also contributed to absolute performance. Within credit in the fixed-income portion of the Fund, financial services, basic industry and technology were the top-performing sectors while retail lagged the overall market.

The fixed-income portion of the Fund combined an overweight position in credit with underweight positions in sectors that were more interest-rate sensitive, such as U.S. Treasury securities and mortgage-backed securities. These sectors were negatively affected by higher interest rates, so the underweight positions helped the performance of the fixed-income portion of the Fund.

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

11

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

From a sector perspective, as credit spreads narrowed during the reporting period the fixed-income portion of the Fund trimmed its weighting in high-yield corporate bonds and added to its position in investment-grade corporates. To a lesser degree, the fixed-income portion of the Fund increased its weighting in emerging-market securities.

During the reporting period, the fixed-income portion of the Fund purchased bonds in Mexico-based chemical and petrochemical company Mexichem and bonds of storage and information management company Iron Mountain. Both positions were new issues with coupons that we found attractive and believed would be consistent cash generators.

During the reporting period, the fixed-income portion of the Fund sold its positions in kidney dialysis center operator Fresenius Medical Care and in aircraft leasing company Aviation Capital Group. These positions were sold as we identified better opportunities to deploy the assets of the fixed-income portion of the Fund.

How did the sector weightings change in the fixed-income portion of the Fund during the reporting period?

As previously noted, the fixed-income portion of the Fund trimmed its high-yield holdings in favor of investment-grade corporate bonds. The fixed-income portion of the Fund increased its position in emerging-market debt.

In the fixed-income portion of the Fund, exposure to commercial mortgage-backed securities decline when we elected not to recycle paydowns back to the sector.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the fixed-income portion of the Fund held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield and investment-grade credit. Offsetting these overweight positions, the fixed-income portion of the Fund held underweight positions in U.S. Treasury securities, agency debentures, mortgage-backed securities and asset-backed securities as of October 31, 2017.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments October 31, 2017

	Principal Amount	Value
Long-Term Bonds 48.0%† Asset-Backed Securities 0.2%
Home Equity 0.2%
Ameriquest Mortgage Securities, Inc. Series 2003-8, Class AF5 5.14%, due 10/25/33 (a)	$27,349	$27,462
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 1.298% (1-month USD-LIBOR-BBA + 0.06%), due 10/25/36 (b)	37,001	36,887
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (a)	96,408	98,510
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.263%, due 2/25/34 (a)	458,733	472,683
Equity One Mortgage Pass-Through Trust Series 2003-3, Class AF4 5.495%, due 12/25/33 (a)	209,738	207,524
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 1.338% (1-month USD-LIBOR-BBA + 0.10%), due 4/25/37 (b)	2,725	1,907
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 1.338% (1-month USD-LIBOR-BBA + 0.10%), due 3/25/47 (b)	480,192	319,348
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 1.288% (1-month USD-LIBOR-BBA + 0.05%), due 11/25/36 (b)	645,530	320,704
Saxon Asset Securities Trust Series 2003-1, Class AF5 4.772%, due 6/25/33 (a)	83,816	83,434
Soundview Home Loan Trust Series 2006-EQ2, Class A2 1.348% (1-month USD-LIBOR-BBA + 0.11%), due 1/25/37 (b)	942,743	684,251
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 1.348% (1-month USD-LIBOR-BBA + 0.11%), due 9/25/37 (b)	689,193	332,016
Terwin Mortgage Trust Series 2005-14HE, Class AF2 4.849%, due 8/25/36 (a)	24,112	24,239

		2,608,965

	Principal Amount	Value
Student Loans 0.0% ‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 1.637% (3-month USD-LIBOR-BBA + 0.32%), due 5/25/29 (b)	$286,492	$284,949

Total Asset-Backed Securities (Cost $3,436,560)		2,893,914

Corporate Bonds 39.1%
Advertising 0.0% ‡
Lamar Media Corp. 5.375%, due 1/15/24	625,000	656,250

Aerospace & Defense 0.3%
KLX, Inc. 5.875%, due 12/1/22 (c)	3,485,000	3,646,181
Triumph Group, Inc. 4.875%, due 4/1/21	1,205,000	1,192,950

		4,839,131

Agriculture 0.2%
♦Philip Morris International, Inc. 1.625%, due 2/21/19	3,550,000	3,542,604
Reynolds American, Inc. 8.125%, due 6/23/19 (United Kingdom)	255,000	279,558

		3,822,162

Airlines 0.8%
American Airlines Group, Inc. 4.625%, due 3/1/20 (c)	3,700,000	3,820,250
American Airlines, Inc.
Series 2016-2, Class AA, Pass Through Trust 3.20%, due 12/15/29	662,320	661,525
Series 2017-2, Class AA, Pass Through Trust 3.35%, due 4/15/31	1,000,000	1,005,000
Series 2015-2, Class AA, Pass Through Trust 3.60%, due 3/22/29	3,251,425	3,365,062
Series 2016-2, Class AA, Pass Through Trust 3.65%, due 12/15/29	233,760	239,326
Continental Airlines, Inc.
Series 2009-2, Class 2, Class Through Trust 7.25%, due 5/10/21	1,451,420	1,578,420
Series 2003-ERJ-1 7.875%, due 1/2/20	200,538	203,747

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26	$1,784,435	$2,008,667
Series 2010-1, Class A, Pass Through Trust 6.25%, due 10/22/24	870,549	972,839
United Airlines, Inc. Series 2007-1, Pass Through Trust 6.636%, due 1/2/24	1,535,843	1,670,229

		15,525,065

Apparel 0.2%
Hanesbrands, Inc. 4.625%, due 5/15/24 (c)	3,575,000	3,673,313

Auto Manufacturers 1.0%
Ford Motor Co.
6.625%, due 10/1/28	1,500,000	1,817,976
7.45%, due 7/16/31	450,000	584,507
8.90%, due 1/15/32	215,000	297,067
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	350,000	390,168
General Motors Financial Co., Inc.
3.15%, due 6/30/22	900,000	909,457
3.20%, due 7/13/20	1,800,000	1,840,475
3.25%, due 5/15/18	325,000	327,502
3.45%, due 4/10/22	3,800,000	3,884,878
4.20%, due 3/1/21	2,585,000	2,714,349
Toyota Motor Credit Corp. 2.90%, due 4/17/24	4,600,000	4,689,322

		17,455,701

Auto Parts & Equipment 0.4%
Goodyear Tire & Rubber Co. 5.125%, due 11/15/23	2,540,000	2,616,200
Schaeffler Finance B.V. 4.75%, due 5/15/23 (Germany) (c)	3,345,000	3,441,169
Tenneco, Inc. 5.00%, due 7/15/26	1,660,000	1,705,152

		7,762,521

Banks 7.1%
Bank of America Corp.
3.50%, due 4/19/26	415,000	422,452
3.705% (3-month USD-LIBOR-BBA + 1.512%), due 4/24/28 (b)	2,895,000	2,959,843
5.125%, due 6/17/19 (d)(e)	575,000	588,656
5.625%, due 7/1/20	645,000	699,926
5.875%, due 2/7/42	500,000	644,746
6.11%, due 1/29/37	1,505,000	1,892,474
6.30%, due 3/10/26 (d)(e)	2,085,000	2,375,399

	Principal Amount	Value
Banks (continued)
Bank of America Corp. (continued)
7.625%, due 6/1/19	$1,015,000	$1,100,891
8.57%, due 11/15/24	485,000	624,047
Bank of New York Mellon Corp. 4.625%, due 9/20/26 (d)(e)	3,275,000	3,369,156
Barclays PLC (United Kingdom)
2.75%, due 11/8/19	936,000	944,920
4.836%, due 5/9/28	3,430,000	3,578,060
4.95%, due 1/10/47	870,000	958,028
5.20%, due 5/12/26	1,590,000	1,705,382
BB&T Corp.
2.15%, due 2/1/21	2,315,000	2,310,920
2.75%, due 4/1/22	4,100,000	4,153,602
Capital One Financial Corp. 4.20%, due 10/29/25	435,000	448,506
Citibank N.A. 2.125%, due 10/20/20	4,590,000	4,576,760
Citigroup, Inc.
3.668% (3-month USD-LIBOR-BBA + 1.39%), due 7/24/28 (b)	1,180,000	1,192,717
4.05%, due 7/30/22	105,000	110,172
5.30%, due 5/6/44	1,200,000	1,407,273
6.625%, due 6/15/32	770,000	985,819
6.875%, due 6/1/25	1,715,000	2,081,161
Citizens Bank N.A. 2.55%, due 5/13/21	1,050,000	1,054,320
Citizens Financial Group, Inc. 4.30%, due 12/3/25	3,405,000	3,560,600
Discover Bank 8.70%, due 11/18/19	1,064,000	1,183,718
♦Goldman Sachs Group, Inc.
2.905% (3-month USD-LIBOR-BBA + 0.99%), due 7/24/23 (b)	880,000	876,163
2.908% (3-month USD-LIBOR-BBA + 1.053%), due 6/5/23 (b)	800,000	798,479
3.50%, due 11/16/26	1,085,000	1,086,524
3.625%, due 1/22/23	3,045,000	3,149,592
3.85%, due 1/26/27	4,385,000	4,486,643
4.017% (3-month USD-LIBOR-BBA + 1.373%), due 10/31/38 (b)	2,310,000	2,327,967
5.00%, due 11/10/22 (d)(e)	3,110,000	3,113,887
5.25%, due 7/27/21	805,000	881,911
6.75%, due 10/1/37	829,000	1,094,453
7.50%, due 2/15/19	2,100,000	2,244,418
Huntington Bancshares, Inc. 3.15%, due 3/14/21	3,535,000	3,621,003
JPMorgan Chase & Co.
3.54% (3-month USD-LIBOR-BBA + 1.38%), due 5/1/28 (b)	2,970,000	2,999,354
5.15%, due 5/01/23 (d)(e)	2,080,000	2,188,680
6.40%, due 5/15/38	820,000	1,103,126

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Kreditanstalt fuer Wiederaufbau 1.50%, due 2/6/19 (Germany)	$8,170,000	$8,151,252
Lloyds Banking Group PLC (United Kingdom)
4.582%, due 12/10/25	863,000	910,158
4.65%, due 3/24/26	1,605,000	1,703,868
Morgan Stanley
2.375%, due 7/23/19	1,750,000	1,757,399
3.591% (3-month USD-LIBOR-BBA + 1.34%), due 7/22/28 (b)	1,360,000	1,368,990
3.875%, due 1/27/26	465,000	485,129
4.875%, due 11/1/22	1,125,000	1,218,244
5.00%, due 11/24/25	2,855,000	3,114,273
5.45%, due 7/15/19 (d)(e)	2,310,000	2,395,470
6.375%, due 7/24/42	170,000	230,869
PNC Bank N.A.
1.70%, due 12/7/18	3,100,000	3,098,616
2.55%, due 12/9/21	2,185,000	2,198,953
Royal Bank of Scotland Group PLC (United Kingdom)
6.00%, due 12/19/23	190,000	211,695
6.125%, due 12/15/22	1,530,000	1,701,813
Santander Holdings USA, Inc.
2.65%, due 4/17/20	3,875,000	3,899,623
4.40%, due 7/13/27 (c)	600,000	616,146
Santander UK Group Holdings PLC (United Kingdom)
3.571%, due 1/10/23	2,230,000	2,276,956
3.823% (3-month USD-LIBOR-BBA + 1.40%), due 11/3/28 (b)	1,640,000	1,650,943
State Street Corp. 2.55%, due 8/18/20	2,605,000	2,651,884
Toronto-Dominion Bank 1.80%, due 7/13/21 (Canada)	4,295,000	4,220,331
U.S. Bank N.A. 2.00%, due 1/24/20	4,050,000	4,054,317
Wachovia Corp.
5.50%, due 8/1/35	315,000	372,255
5.75%, due 2/1/18	1,000,000	1,010,202
Wells Fargo & Co.
3.584% (3-month USD-LIBOR-BBA + 1.31%), due 5/22/28 (b)	2,615,000	2,639,929
4.90%, due 11/17/45	55,000	61,041
5.375%, due 11/2/43	690,000	810,919
Wells Fargo Bank N.A. 5.85%, due 2/1/37	140,000	175,325
Wells Fargo Capital X 5.95%, due 12/1/86	715,000	804,375

		128,692,723

	Principal Amount	Value
Beverages 1.3%
Anheuser-Busch InBev Finance, Inc. 3.65%, due 2/1/26 (Belgium)	$5,725,000	$5,907,510
Coca-Cola Co. 1.375%, due 5/30/19	3,845,000	3,830,107
Constellation Brands, Inc. 4.25%, due 5/1/23	2,100,000	2,244,648
Molson Coors Brewing Co. 3.00%, due 7/15/26	2,000,000	1,947,759
PepsiCo, Inc.
1.35%, due 10/4/19	2,225,000	2,208,830
1.55%, due 5/2/19	1,650,000	1,645,996
2.375%, due 10/6/26	2,225,000	2,129,466
3.00%, due 10/15/27	3,000,000	2,985,833

		22,900,149

Biotechnology 0.4%
Biogen, Inc. 3.625%, due 9/15/22	3,480,000	3,642,566
Celgene Corp. 3.625%, due 5/15/24	3,600,000	3,713,630

		7,356,196

Building Materials 0.6%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	4,420,000	4,610,182
Johnson Controls International PLC 4.50%, due 2/15/47	1,305,000	1,371,870
Masco Corp. 4.375%, due 4/1/26	1,575,000	1,674,713
Standard Industries, Inc. 5.375%, due 11/15/24 (c)	2,940,000	3,101,406

		10,758,171

Chemicals 0.9%
Air Liquide Finance S.A. (France) (c)
1.375%, due 9/27/19	2,535,000	2,503,959
1.75%, due 9/27/21	1,725,000	1,684,328
Ashland LLC 4.75%, due 8/15/22	1,890,000	1,994,328
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (Brazil) (c)	4,275,000	4,254,908
Dow Chemical Co.
4.125%, due 11/15/21	1,605,000	1,701,599
8.55%, due 5/15/19	75,000	82,355
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (Mexico) (c)	1,800,000	1,799,100
WR Grace & Co-Conn 5.125%, due 10/1/21 (c)	1,885,000	2,026,375

		16,046,952

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 0.4%
Herc Rentals, Inc. 7.75%, due 6/1/24 (c)	$1,694,000	$1,859,165
Service Corp. International 5.375%, due 1/15/22	3,600,000	3,699,000
United Rentals North America, Inc. 4.625%, due 7/15/23	965,000	1,006,012

		6,564,177

Computers 0.6%
Apple, Inc.
1.55%, due 2/8/19	860,000	859,324
1.55%, due 8/4/21	1,500,000	1,468,735
3.20%, due 5/11/27	900,000	913,486
3.35%, due 2/9/27	3,480,000	3,570,882
3.85%, due 8/4/46	1,090,000	1,102,373
International Business Machines Corp. 7.00%, due 10/30/25	2,050,000	2,631,270

		10,546,070

Cosmetics & Personal Care 0.2%
Unilever Capital Corp. 1.80%, due 5/5/20 (United Kingdom)	3,100,000	3,092,419

Diversified Financial Services 1.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20 (Ireland)	4,265,000	4,530,443
Air Lease Corp.
2.125%, due 1/15/20	1,950,000	1,947,865
4.25%, due 9/15/24	1,185,000	1,257,506
Bear Stearns Cos. LLC 7.25%, due 2/1/18	910,000	922,411
CIT Group, Inc.
3.875%, due 2/19/19	1,740,000	1,766,100
5.00%, due 8/15/22	968,000	1,040,600
Discover Financial Services 3.85%, due 11/21/22	1,491,000	1,538,199
GE Capital International Funding Co. 2.342%, due 11/15/20	6,500,000	6,532,175
International Lease Finance Corp.
5.875%, due 4/1/19	1,255,000	1,319,790
6.25%, due 5/15/19	1,074,000	1,138,889
OneMain Financial Holdings LLC 7.25%, due 12/15/21 (c)	1,465,000	1,523,600
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (c)	940,000	958,407
Springleaf Finance Corp.
5.25%, due 12/15/19	700,000	722,750
6.00%, due 6/1/20	475,000	498,156

	Principal Amount	Value
Diversified Financial Services (continued)
Synchrony Financial 4.25%, due 8/15/24	$5,000,000	$5,203,529

		30,900,420

Electric 1.5%
AEP Transmission Co. LLC 3.10%, due 12/1/26	2,350,000	2,349,277
CMS Energy Corp.
3.875%, due 3/1/24	1,540,000	1,618,880
5.05%, due 3/15/22	1,220,000	1,339,888
6.25%, due 2/1/20	1,225,000	1,330,324
Consolidated Edison, Inc. 2.00%, due 3/15/20	1,205,000	1,205,149
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (c)	2,555,000	2,955,352
Great Plains Energy, Inc. 5.292%, due 6/15/22 (a)	1,130,000	1,238,317
MidAmerican Energy Co.
3.95%, due 8/1/47	835,000	881,167
4.40%, due 10/15/44	2,200,000	2,468,625
Pacific Gas & Electric Co. 1.518% (3-month USD-LIBOR-BBA + 0.20%), due 11/30/17 (b)	3,100,000	3,099,989
PECO Energy Co. 4.80%, due 10/15/43	1,195,000	1,371,569
Potomac Electric Power Co. 4.15%, due 3/15/43	1,735,000	1,853,852
♦PPL Electric Utilities Corp. 3.95%, due 6/1/47	2,200,000	2,314,407
Public Service Electric & Gas Co. 3.00%, due 5/15/27	2,235,000	2,236,764
Puget Energy, Inc. 5.625%, due 7/15/22	815,000	911,246
WEC Energy Group, Inc. 3.428% (3-month USD-LIBOR-BBA + 2.113%), due 5/15/67 (b)	1,095,000	1,054,157

		28,228,963

Electronics 0.3%
Honeywell International, Inc. 1.40%, due 10/30/19	4,970,000	4,942,020

Environmental Controls 0.3%
Republic Services, Inc. 4.75%, due 5/15/23	1,615,000	1,778,871
Waste Management, Inc.
2.40%, due 5/15/23	2,275,000	2,235,875
3.15%, due 11/15/27	1,080,000	1,080,175

		5,094,921

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Food 1.8%
J.M. Smucker Co. 1.75%, due 3/15/18	$3,500,000	$3,502,984
Kerry Group Financial Services 3.20%, due 4/9/23 (Ireland) (c)	2,899,000	2,893,681
Kraft Heinz Foods Co.
3.00%, due 6/1/26	1,000,000	966,258
4.875%, due 2/15/25 (c)	2,123,000	2,270,654
5.00%, due 6/4/42	1,600,000	1,706,899
Kroger Co. 1.50%, due 9/30/19	2,555,000	2,527,681
Mondelez International Holdings Netherlands B.V. (Netherlands) (c)
1.625%, due 10/28/19	2,790,000	2,762,276
2.00%, due 10/28/21	3,050,000	2,993,024
Smithfield Foods, Inc. (c)
2.70%, due 1/31/20	1,690,000	1,694,716
3.35%, due 2/1/22	1,575,000	1,595,373
Sysco Corp. 3.25%, due 7/15/27	1,735,000	1,733,235
Tyson Foods, Inc. 3.95%, due 8/15/24	4,235,000	4,464,284
Whole Foods Market, Inc. 5.20%, due 12/3/25	3,375,000	3,875,817

		32,986,882

Gas 0.3%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	735,000	751,537
5.625%, due 5/20/24	1,140,000	1,201,275
5.75%, due 5/20/27	520,000	531,050
NiSource Finance Corp. 3.49%, due 5/15/27	3,670,000	3,720,393

		6,204,255

Health Care—Products 1.1%
Baxter International, Inc. 3.50%, due 8/15/46	4,330,000	3,932,020
Becton Dickinson & Co. 3.70%, due 6/6/27	4,380,000	4,412,201
Boston Scientific Corp. 2.85%, due 5/15/20	3,740,000	3,794,132
Medtronic Global Holdings SCA 1.70%, due 3/28/19	3,090,000	3,086,805
Stryker Corp. 2.625%, due 3/15/21	3,395,000	3,427,041
Thermo Fisher Scientific, Inc. 3.00%, due 4/15/23	1,425,000	1,442,341

		20,094,540

	Principal Amount	Value
Health Care—Services 0.2%
Cigna Corp. 4.375%, due 12/15/20	$270,000	$286,301
Laboratory Corp. of America Holdings 2.50%, due 11/1/18	3,510,000	3,530,783

		3,817,084

Home Builders 0.8%
CalAtlantic Group, Inc.
5.875%, due 11/15/24	1,345,000	1,497,153
8.375%, due 5/15/18	2,000,000	2,065,000
Lennar Corp.
4.50%, due 6/15/19	2,400,000	2,466,000
4.50%, due 11/15/19	750,000	773,438
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	2,952,813
Toll Brothers Finance Corp. 5.875%, due 2/15/22	1,340,000	1,485,725
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.
4.375%, due 6/15/19	1,000,000	1,026,250
5.875%, due 6/15/24	2,935,000	3,177,137

		15,443,516

Housewares 0.3%
Newell Brands, Inc. 3.85%, due 4/1/23	5,750,000	6,032,510

Insurance 2.4%
Alterra Finance LLC 6.25%, due 9/30/20	200,000	219,919
Berkshire Hathaway Finance Corp. 1.45%, due 3/7/18	3,515,000	3,514,769
Chubb Corp. 3.609% (3-month USD-LIBOR-BBA + 2.25%), due 3/29/67 (b)	1,660,000	1,651,700
Jackson National Life Global Funding 2.20%, due 1/30/20 (c)	3,580,000	3,586,099
Liberty Mutual Group, Inc. (c)
4.25%, due 6/15/23	850,000	903,920
6.50%, due 3/15/35	220,000	279,384
7.80%, due 3/7/87	1,760,000	2,230,800
10.75% (3-month USD-LIBOR-BBA + 7.12%), due 6/15/88 (b)	750,000	1,245,000
Lincoln National Corp. 3.625%, due 12/12/26	3,400,000	3,460,861
Markel Corp. 5.00%, due 4/5/46	2,350,000	2,629,353
MassMutual Global Funding II (c)
2.10%, due 8/2/18	1,200,000	1,204,259
2.50%, due 10/17/22	3,347,000	3,337,617
Metropolitan Life Global Funding I 1.75%, due 9/19/19 (c)	2,250,000	2,241,390

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Oil Insurance, Ltd. 4.317% (3-month USD-LIBOR-BBA + 2.982%), due 12/01/17 (b)(c)(d)	$1,320,000	$1,257,300
Pricoa Global Funding I 2.55%, due 11/24/20 (c)	2,135,000	2,159,417
Principal Life Global Funding II 2.375%, due 11/21/21 (c)	4,070,000	4,057,801
Protective Life Corp. 8.45%, due 10/15/39	1,640,000	2,437,157
Provident Cos., Inc. 7.25%, due 3/15/28	2,115,000	2,676,045
Prudential Financial, Inc. 5.625% (3-month USD-LIBOR-BBA + 3.92%), due 6/15/43 (b)	1,760,000	1,912,240
Voya Financial, Inc. 3.65%, due 6/15/26	690,000	695,968
XLIT, Ltd. 4.45%, due 3/31/25	2,615,000	2,670,457

		44,371,456

Internet 0.8%
Amazon.com, Inc.
3.30%, due 12/5/21	2,185,000	2,274,774
3.875%, due 8/22/37 (c)	1,590,000	1,648,148
eBay, Inc. 3.80%, due 3/9/22	3,840,000	4,019,450
Match Group, Inc. 6.375%, due 6/1/24	3,995,000	4,339,569
Priceline Group, Inc. 3.60%, due 6/1/26	2,225,000	2,274,188

		14,556,129

Iron & Steel 0.2%
ArcelorMittal 7.50%, due 10/15/39 (Luxembourg)	2,300,000	2,872,125

Lodging 0.9%
Choice Hotels International, Inc. 5.75%, due 7/1/22	3,260,000	3,610,450
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24	2,390,000	2,440,787
Marriott International, Inc.
2.30%, due 1/15/22	2,450,000	2,421,703
6.75%, due 5/15/18	265,000	272,000
7.15%, due 12/1/19	1,900,000	2,088,784
MGM Resorts International
6.75%, due 10/1/20	2,390,000	2,629,000
8.625%, due 2/1/19	80,000	85,700
Wyndham Worldwide Corp. 4.15%, due 4/1/24	1,765,000	1,788,989

	Principal Amount	Value
Lodging (continued)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, due 3/1/25 (c)	$1,850,000	$1,944,812

		17,282,225

Machinery—Diversified 0.3%
CNH Industrial Capital LLC 4.875%, due 4/1/21	3,945,000	4,207,737
Zebra Technologies Corp. 7.25%, due 10/15/22	430,000	454,188

		4,661,925

Media 1.2%
21st Century Fox America, Inc. 6.65%, due 11/15/37	1,710,000	2,267,496
DISH DBS Corp. 5.875%, due 7/15/22	2,050,000	2,061,542
Grupo Televisa S.A.B. 6.125%, due 1/31/46 (Mexico)	3,930,000	4,555,769
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	172,312
Sky PLC 3.75%, due 9/16/24 (United Kingdom) (c)	2,620,000	2,698,050
Time Warner Cable LLC 7.30%, due 7/1/38	1,350,000	1,691,552
Time Warner Cos., Inc. 6.95%, due 1/15/28	1,000,000	1,243,491
Time Warner Entertainment Co., L.P.
8.375%, due 3/15/23	800,000	993,116
8.375%, due 7/15/33	1,000,000	1,360,963
Time Warner, Inc. 3.60%, due 7/15/25	2,500,000	2,491,524
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (c)	2,050,000	2,096,125

		21,631,940

Metal Fabricate & Hardware 0.3%
Precision Castparts Corp.
3.25%, due 6/15/25	4,040,000	4,132,692
3.90%, due 1/15/43	835,000	846,490

		4,979,182

Mining 0.4%
Anglo American Capital PLC 4.875%, due 5/14/25 (United Kingdom) (c)	1,295,000	1,383,170
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (Australia) (c)	3,185,000	3,559,238
Southern Copper Corp. 5.875%, due 4/23/45 (Peru)	2,035,000	2,378,846

		7,321,254

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.5%
Amsted Industries, Inc. 5.00%, due 3/15/22 (c)	$3,785,000	$3,908,013
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (Germany) (c)	2,130,000	2,159,981
Textron Financial Corp. 3.05% (3-month USD-LIBOR-BBA + 1.735%), due 2/15/67 (b)(c)	3,540,000	3,079,800

		9,147,794

Oil & Gas 1.1%
Andeavor 5.125%, due 12/15/26 (c)	1,260,000	1,396,037
Cenovus Energy, Inc. 4.25%, due 4/15/27 (Canada) (c)	955,000	958,255
Chevron Corp. 1.686%, due 2/28/19	2,000,000	1,999,675
ConocoPhillips Co. 2.875%, due 11/15/21	3,050,000	3,100,939
Petrobras Global Finance B.V. 7.375%, due 1/17/27 (Brazil)	4,120,000	4,575,260
Petroleos Mexicanos 6.75%, due 9/21/47 (Mexico) (c)	5,470,000	5,637,929
Valero Energy Corp. 6.125%, due 2/1/20	2,385,000	2,586,187

		20,254,282

Packaging & Containers 0.5%
Ball Corp. 5.00%, due 3/15/22	3,700,000	3,996,000
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, due 1/15/23	1,400,000	1,457,540
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, due 10/15/20 (New Zealand)	2,000,000	2,035,020
Sealed Air Corp. (c)
4.875%, due 12/1/22	475,000	503,500
5.50%, due 9/15/25	1,900,000	2,094,750

		10,086,810

Pharmaceuticals 0.9%
Allergan Funding SCS 3.45%, due 3/15/22	4,050,000	4,158,758
Eli Lilly & Co. 3.10%, due 5/15/27	2,210,000	2,233,547
Johnson & Johnson 2.25%, due 3/3/22	3,570,000	3,584,677
Novartis Capital Corp. 1.80%, due 2/14/20 (Switzerland)	4,115,000	4,113,080
Valeant Pharmaceuticals International, Inc. 5.50%, due 11/1/25 (c)	2,290,000	2,341,525

		16,431,587

	Principal Amount	Value
Pipelines 0.8%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19	$1,845,000	$1,941,862
5.875%, due 10/1/20	1,725,000	1,755,188
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20	2,995,000	3,068,013
MPLX, L.P.
4.875%, due 6/1/25	100,000	108,309
5.50%, due 2/15/23	1,975,000	2,033,657
Southern Natural Gas Co. LLC 4.80%, due 3/15/47 (c)	880,000	956,450
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,740,000	1,901,468
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23	2,120,000	2,180,950

		13,945,897

Real Estate Investment Trusts 0.9%
American Tower Corp. 3.375%, due 10/15/26	2,945,000	2,909,283
CoreCivic, Inc. 4.625%, due 5/1/23	810,000	828,225
Crown Castle International Corp.
3.40%, due 2/15/21	2,080,000	2,138,017
5.25%, due 1/15/23	3,510,000	3,884,842
Digital Realty Trust, L.P.
2.75%, due 2/1/23	140,000	139,759
3.70%, due 8/15/27	500,000	506,517
Essex Portfolio, L.P. 3.375%, due 4/15/26	1,490,000	1,480,114
Iron Mountain, Inc.
4.875%, due 9/15/27 (c)	1,400,000	1,417,934
5.75%, due 8/15/24	1,775,000	1,819,375
UDR, Inc. 3.50%, due 7/1/27	2,000,000	1,995,589

		17,119,655

Retail 1.8%
Alimentation Couche-Tard, Inc. (Canada) (c)
3.55%, due 7/26/27	4,435,000	4,449,974
4.50%, due 7/26/47	1,950,000	2,003,622
AutoZone, Inc. 3.75%, due 6/1/27	1,500,000	1,521,159
Brinker International, Inc. 2.60%, due 5/15/18	1,885,000	1,885,000
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (c)	2,620,000	2,586,608
CVS Health Corp. 4.00%, due 12/5/23	3,725,000	3,935,360

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
CVS Pass-Through Trust 5.789%, due 1/10/26 (c)(f)	$177,138	$193,195
Home Depot, Inc. 2.125%, due 9/15/26	1,955,000	1,838,111
McDonald’s Corp. 3.70%, due 2/15/42	965,000	925,006
QVC, Inc. 4.85%, due 4/1/24	2,660,000	2,797,965
Starbucks Corp. 2.45%, due 6/15/26	2,220,000	2,138,336
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	1,545,000	1,537,275
TJX Cos., Inc. 2.25%, due 9/15/26	6,450,000	6,034,018
Wal-Mart Stores, Inc. 6.75%, due 10/15/23	314,000	384,672

		32,230,301

Semiconductors 0.7%
NXP B.V. / NXP Funding LLC (Netherlands) (c)
4.625%, due 6/15/22	1,610,000	1,724,712
4.625%, due 6/1/23	3,850,000	4,148,375
Qorvo, Inc. 7.00%, due 12/1/25	3,740,000	4,260,047
Sensata Technologies B.V. 5.00%, due 10/1/25 (Netherlands) (c)	2,990,000	3,169,400

		13,302,534

Software 0.5%
Microsoft Corp.
1.85%, due 2/6/20	2,615,000	2,616,557
3.70%, due 8/8/46	2,060,000	2,068,252
MSCI, Inc. 5.75%, due 8/15/25 (c)	3,610,000	3,898,800
PTC, Inc. 6.00%, due 5/15/24	1,415,000	1,535,204

		10,118,813

Telecommunications 1.9%
♦AT&T, Inc.
3.60%, due 2/17/23	3,800,000	3,934,636
4.90%, due 8/14/37	3,730,000	3,722,076
Cisco Systems, Inc. 2.45%, due 6/15/20	2,000,000	2,027,308
CommScope Technologies LLC 6.00%, due 6/15/25 (c)	850,000	897,813
CommScope, Inc. 5.00%, due 6/15/21 (c)	3,090,000	3,151,800

	Principal Amount	Value
Telecommunications (continued)
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	$ 990,000	$1,048,163
7.625%, due 6/15/21	460,000	514,050
Rogers Communications, Inc. 5.45%, due 10/1/43 (Canada)	380,000	455,211
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, due 3/20/23 (c)	5,350,000	5,427,575
T-Mobile USA, Inc. 6.125%, due 1/15/22	3,515,000	3,655,600
Telecom Italia Capital S.A. 7.721%, due 6/4/38 (Italy)	315,000	407,531
Telefonica Emisiones SAU (Spain)
4.57%, due 4/27/23	2,552,000	2,770,124
5.213%, due 3/8/47	1,735,000	1,910,415
5.462%, due 2/16/21	395,000	431,848
♦Verizon Communications, Inc.
4.125%, due 3/16/27	995,000	1,038,316
5.15%, due 9/15/23	2,325,000	2,605,847

		33,998,313

Textiles 0.2%
Cintas Corp. No 2 3.70%, due 4/1/27	4,335,000	4,518,442

Transportation 0.1%
XPO Logistics, Inc. 6.50%, due 6/15/22 (c)	1,015,000	1,064,837

Total Corporate Bonds (Cost $695,597,210)		713,331,612

Foreign Bonds 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP 1,186,000	1,992,516

Total Foreign Bonds (Cost $1,946,689)		1,992,516

Foreign Government Bonds 0.2%
Sovereign 0.2%
Portugal Government International Bond 5.125%, due 10/15/24 (Portugal) (c)	$ 4,000,000	4,234,560

Total Foreign Government Bonds (Cost $4,096,898)		4,234,560

Loan Assignments 5.5% (b)
Advertising 0.1%
Outfront Media Capital LLC 2017 Term Loan B 3.489% (1-month USD-LIBOR-BBA + 2.25%), due 3/18/24	2,200,000	2,213,750

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Building Materials 0.3%
Builders FirstSource, Inc. 2017 Term Loan B 4.333% (3-month USD-LIBOR-BBA + 3.00%), due 2/29/24	$1,786,432	$1,791,270
Forterra Finance LLC 2017 Term Loan B 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 10/25/23	2,085,282	1,740,092
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 11/15/23	2,476,287	2,477,835

		6,009,197

Chemicals 0.1%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 3.333% (3-month USD-LIBOR-BBA + 2.00%), due 6/1/24	2,493,750	2,505,700

Commercial Services 0.4%
Allied Universal Holdco LLC 2015 Term Loan 5.083% (3-month USD-LIBOR-BBA + 3.75%), due 7/28/22	2,537,124	2,526,704
Global Payments, Inc. Term Loan B2 3.242% (1-month USD-LIBOR-BBA + 2.00%), due 4/21/23	1,333,300	1,336,448
U.S. Security Associates Holdings, Inc. 2016 Term Loan 5.333% (3-month USD-LIBOR-BBA + 4.00%), due 7/14/23	3,960,075	3,989,775

		7,852,927

Computers 0.1%
Tempo Acquisition LLC Term Loan 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 5/1/24	2,443,875	2,449,476

Containers, Packaging & Glass 0.6%
Berry Plastics Group, Inc. Term Loan M 3.488% (1-month USD-LIBOR-BBA + 2.25%), due 10/1/22	2,624,690	2,631,797
Term Loan M 3.492% (1-month USD-LIBOR-BBA + 2.25%), due 10/1/22	4,070,865	4,081,889

	Principal Amount	Value
BWAY Holding Co., Inc. 2017 Term Loan B 4.522% (2-month USD-LIBOR-BBA + 3.25%), due 4/3/24	$7,088	$7,106
2017 Term Loan B 4.599% (3-month USD-LIBOR-BBA + 3.25%), due 4/3/24	2,820,825	2,827,876
Reynolds Group Holdings, Inc. 2017 Term Loan 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 2/5/23	866,266	870,858

		10,419,526

Electrical Components & Equipment 0.1%
Electro Rent Corp. 1st Lien Term Loan 6.272% (2-month USD-LIBOR-BBA + 5.00%), due 1/19/24 (g)	2,094,175	2,120,352

Entertainment 0.2%
Regal Cinemas Corp. 2017 Term Loan 3.242% (1-month USD-LIBOR-BBA + 2.00%), due 4/1/22	3,532,272	3,527,366

Environmental Controls 0.4%
Advanced Disposal Services, Inc. Term Loan B3 3.953% (1-week USD-LIBOR-BBA + 2.75%), due 11/10/23	3,488,604	3,516,224
GFL Environmental, Inc. Term Loan B 4.083% (3-month USD-LIBOR-BBA + 2.75%), due 9/29/23 (Canada)	3,465,000	3,475,828

		6,992,052

Food & Staples Retailing 0.3%
U.S. Foods, Inc. 2016 Term Loan B 4.00% (1-month USD-LIBOR-BBA + 2.75%), due 6/27/23	5,248,563	5,286,877

Health Care—Products 0.3%
Ortho-Clinical Diagnostics S.A. Term Loan B 5.083% (3-month USD-LIBOR-BBA + 3.75%), due 6/30/21	2,268,788	2,275,263
Sterigenics-Nordion Holdings LLC 2017 Term Loan B 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 5/15/22	3,034,750	3,038,543

		5,313,806

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Health Care—Services 0.2%
MPH Acquisition Holdings LLC 2016 Term Loan B 4.333% (3-month USD-LIBOR-BBA + 3.00%), due 6/7/23	$4,046,037	$4,074,360

Healthcare, Education & Childcare 0.3%
ExamWorks Group, Inc. 2017 Term Loan 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 7/27/23	3,623,469	3,643,851
U.S. Renal Care, Inc. 2015 2nd Lien Term Loan 9.333% (3-month USD-LIBOR-BBA + 8.00%), due 12/31/23	1,700,000	1,649,000

		5,292,851

Hotels, Motels, Inns & Gaming 0.1%
Scientific Games International, Inc. 2017 Term Loan B4 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 8/14/24	390,219	394,487
2017 Term Loan B4 4.522% (2-month USD-LIBOR-BBA + 3.25%), due 8/14/24	1,439,781	1,455,530

Household Products & Wares 0.5%
KIK Custom Products, Inc. 2015 Term Loan B 5.74% (1-month USD-LIBOR-BBA + 4.50%), due 8/26/22 (Canada)	7,110,294	7,183,175
Prestige Brands, Inc. Term Loan B5 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 1/26/24	2,053,569	2,063,516

		9,246,691

Iron & Steel 0.4%
Signode Industrial Group U.S., Inc. (g) Term Loan B 3.992%, (1-month USD-LIBOR-BBA + 2.75%), due 5/4/21	3,400,735	3,426,241
Term Loan B 4.082%, (3-month USD-LIBOR-BBA + 2.75%), due 5/4/21	3,063,726	3,086,703

Media 0.3%
Nielsen Finance LLC Term Loan B4 3.238% (1-month USD-LIBOR-BBA + 2.00%), due 10/4/23	885,550	888,770

	Principal Amount	Value
Media (continued)
Virgin Media Bristol LLC Term Loan I 3.989% (1-month USD-LIBOR-BBA + 2.75%), due 1/31/25	$3,650,000	$3,663,118

		4,551,888

Software 0.1%
First Data Corp. 2017 Term Loan 3.738% (1-month USD-LIBOR-BBA + 2.50%), due 4/26/24	2,490,979	2,502,769

Telecommunications 0.6%
Level 3 Financing, Inc. 2017 Term Loan B 3.489% (1-month USD-LIBOR-BBA + 2.25%), due 2/22/24	10,000,000	10,025,000

Transportation 0.1%
XPO Logistics, Inc. 2017 Term Loan B 3.599% (3-month USD-LIBOR-BBA + 2.25%), due 11/1/21	1,575,000	1,582,525

Total Loan Assignments (Cost $99,970,229)		100,330,074

Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.1%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 1.468% (1-month LIBOR + 0.23%), due 12/25/36 (b)(c)	130,928	125,119
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.227%, due 12/10/49 (h)	5,301	5,297
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	842,540	912,169

		1,042,585

Residential Mortgages (Collateralized Mortgage Obligations) 0.5%
Japan Finance Organization for Municipalities Series Reg S 1.375%, due 2/5/18 (Japan)	8,780,000	8,764,100
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.70% (1-year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (b)(c)(f)(g)(i)	444,497	378,967

		9,143,067

Total Mortgage-Backed Securities (Cost $10,201,204)		10,185,652

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies 2.3%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.0% ‡
6.50%, due 2/1/27	$23	$25
6.50%, due 5/1/29	24,828	27,535
6.50%, due 6/1/29	6,343	7,035
6.50%, due 7/1/29	25,591	28,381
6.50%, due 8/1/29	8,311	9,217
6.50%, due 9/1/29	600	665
6.50%, due 6/1/32	2,670	2,994
6.50%, due 1/1/37	2,129	2,391
7.00%, due 9/1/26	4,121	4,470
7.00%, due 7/1/32	9,906	11,240
7.50%, due 5/1/32	4,533	4,823

		98,776

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.2%
(zero coupon), due 10/9/19	2,700,000	2,603,601
4.50%, due 7/1/20	797	814
4.50%, due 3/1/21	1,742	1,771
6.00%, due 4/1/19	217	243
7.00%, due 10/1/37	502	589
7.00%, due 11/1/37	15,769	17,782

		2,624,800

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0% ‡
5.00%, due 12/15/37	1,536	1,667
5.50%, due 9/15/35	6,579	7,298
6.50%, due 4/15/29	13	14
6.50%, due 8/15/29	9	10
6.50%, due 10/15/31	2,231	2,589
7.00%, due 12/15/25	3,215	3,243
7.00%, due 11/15/27	6,608	7,075
7.00%, due 12/15/27	31,000	33,447
7.00%, due 6/15/28	3,712	3,794
7.50%, due 6/15/26	290	315
7.50%, due 10/15/30	15,708	16,285
8.00%, due 10/15/26	3,251	3,512
8.50%, due 11/15/26	17,929	18,167

		97,416

United States Treasury Bonds 0.5%
3.00%, due 2/15/47	2,855,000	2,926,486
3.75%, due 11/15/43	5,715,000	6,678,067

		9,604,553

♦United States Treasury Notes 1.6%
1.25%, due 10/31/21	5,395,000	5,261,179
1.25%, due 7/31/23	25,125,000	23,950,210

		29,211,389

Total U.S. Government & Federal Agencies (Cost $41,601,675)		41,636,934

Total Long-Term Bonds (Cost $856,850,465)		874,605,262

	Shares	Value
Common Stocks 43.5%
Aerospace & Defense 0.8%
BAE Systems PLC (United Kingdom)	1,210,230	$9,539,723
Lockheed Martin Corp.	18,009	5,549,653

		15,089,376

Air Freight & Logistics 1.0%
Deutsche Post A.G., Registered (Germany)	238,659	10,931,031
United Parcel Service, Inc., Class B	69,709	8,192,899

		19,123,930

Auto Components 0.4%
Cie Generale des Etablissements Michelin (France)	53,720	7,771,904

Automobiles 0.5%
Daimler A.G., Registered Shares (Germany)	118,485	9,839,246

Banks 2.0%
Commonwealth Bank of Australia (Australia)	95,234	5,658,243
People’s United Financial, Inc.	279,055	5,207,166
Royal Bank of Canada (Canada)	77,830	6,085,352
Svenska Handelsbanken A.B., Class A (Sweden)	451,212	6,467,714
Wells Fargo & Co.	98,445	5,526,703
Westpac Banking Corp. (Australia)	315,612	7,968,853

		36,914,031

Beverages 0.8%
Coca-Cola Co.	98,700	4,538,226
Diageo PLC (United Kingdom)	133,307	4,553,770
PepsiCo., Inc.	44,410	4,895,314

		13,987,310

Biotechnology 0.5%
AbbVie, Inc.	94,061	8,489,005

Capital Markets 0.7%
BlackRock, Inc.	10,117	4,763,387
CME Group, Inc.	34,241	4,696,838
Singapore Exchange, Ltd. (Singapore)	764,286	4,300,546

		13,760,771

Chemicals 1.3%
Agrium, Inc. (Canada)	46,745	5,091,465
BASF S.E. (Germany)	90,880	9,910,756
DowDuPont, Inc.	127,340	9,207,956

		24,210,177

Communications Equipment 0.5%
Cisco Systems, Inc.	251,150	8,576,772

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Construction & Engineering 0.4%
Vinci S.A. (France)	71,435	$6,993,887

Diversified Telecommunication Services 4.2%
♦AT&T, Inc.	364,263	12,257,450
♦BCE, Inc. (Canada)	324,146	14,967,349
CenturyLink, Inc.	199,180	3,782,428
Deutsche Telekom A.G., Registered (Germany)	563,885	10,272,996
Singapore Telecommunications, Ltd. (Singapore)	1,742,215	4,793,892
Swisscom A.G., Registered (Switzerland)	19,463	9,832,458
TELUS Corp. (Canada)	181,291	6,565,317
♦Verizon Communications, Inc.	278,046	13,310,062

		75,781,952

Electric Utilities 4.2%
American Electric Power Co., Inc.	85,967	6,396,805
Duke Energy Corp.	155,333	13,717,457
Entergy Corp.	113,538	9,793,788
♦PPL Corp.	359,190	13,491,176
Red Electrica Corp. S.A. (Spain)	366,746	8,121,146
Southern Co.	119,645	6,245,469
SSE PLC (United Kingdom)	337,115	6,187,757
Terna Rete Elettrica Nazionale S.p.A. (Italy)	2,174,570	13,121,182

		77,074,780

Electrical Equipment 0.7%
Eaton Corp. PLC	86,835	6,948,537
Emerson Electric Co.	98,120	6,324,815

		13,273,352

Equity Real Estate Investment Trusts 2.1%
Iron Mountain, Inc.	223,600	8,944,000
Public Storage	22,667	4,697,736
Unibail-Rodamco S.E. (France)	45,905	11,488,549
Welltower, Inc.	191,060	12,793,377

		37,923,662

Food Products 0.9%
Nestle S.A., Registered (Switzerland)	105,302	8,855,649
Orkla ASA (Norway)	702,970	6,880,809

		15,736,458

Gas Utilities 0.3%
Gas Natural SDG S.A. (Spain)	245,080	5,244,292

Health Care Providers & Services 0.2%
Sonic Healthcare, Ltd. (Australia)	268,020	4,465,660

Hotels, Restaurants & Leisure 0.4%
McDonald’s Corp.	39,083	6,523,344

	Shares	Value
Household Products 0.7%
Kimberly-Clark Corp.	59,215	$6,662,280
Procter & Gamble Co.	66,795	5,767,080

		12,429,360

Industrial Conglomerates 0.3%
Siemens A.G., Registered (Germany)	42,119	6,010,131

Insurance 3.0%
Allianz S.E., Registered (Germany)	46,757	10,857,571
Arthur J. Gallagher & Co.	82,740	5,239,924
AXA S.A. (France)	456,075	13,775,539
MetLife, Inc.	100,806	5,401,186
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Germany)	60,303	13,490,345
SCOR S.E. (France)	147,516	6,125,021

		54,889,586

Media 0.7%
ION Media Networks, Inc. (f)(g)(i)(j)(k)	12	8,143
Regal Entertainment Group, Class A	261,800	4,280,430
Sky PLC (United Kingdom) (k)	637,139	7,979,819

		12,268,392

Multi-Utilities 2.2%
Ameren Corp.	150,844	9,350,820
Dominion Energy, Inc.	130,461	10,585,605
National Grid PLC (United Kingdom)	953,297	11,471,060
WEC Energy Group, Inc.	140,488	9,467,486

		40,874,971

Oil, Gas & Consumable Fuels 4.2%
Enterprise Products Partners, L.P.	298,767	7,319,792
Exxon Mobil Corp.	105,690	8,809,262
Magellan Midstream Partners, L.P.	70,275	4,828,595
Occidental Petroleum Corp.	134,130	8,660,774
Pembina Pipeline Corp. (Canada)	29,405	972,113
Royal Dutch Shell PLC, Sponsored ADR (Netherlands)	220,407	13,892,253
Snam S.p.A. (Italy)	1,809,356	9,244,054
Statoil ASA (Norway)	449,480	9,101,860
♦TOTAL S.A. (France)	256,905	14,325,368

		77,154,071

Personal Products 0.5%
Unilever PLC (United Kingdom)	151,560	8,594,265

Pharmaceuticals 3.7%
AstraZeneca PLC, Sponsored ADR (United Kingdom)	304,290	10,498,005
GlaxoSmithKline PLC (United Kingdom)	650,510	11,728,459
Johnson & Johnson	42,955	5,988,357
Merck & Co., Inc.	95,509	5,261,591
Novartis A.G., Registered (Switzerland)	100,531	8,283,113

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Pfizer, Inc.	299,086	$10,485,955
Roche Holding A.G. (Switzerland)	33,108	7,649,370
Sanofi (France)	71,145	6,736,764

		66,631,614

Semiconductors & Semiconductor Equipment 1.6%
Intel Corp.	131,848	5,997,765
QUALCOMM, Inc.	186,428	9,509,692
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	138,738	5,872,780
Texas Instruments, Inc.	84,184	8,139,751

		29,519,988

Software 0.3%
Microsoft Corp.	61,573	5,121,642

Tobacco 3.0%
Altria Group, Inc.	200,064	12,848,110
♦British American Tobacco PLC (United Kingdom)	167,830	10,857,625
♦British American Tobacco PLC, Sponsored ADR (United Kingdom)	79,835	5,141,374
Imperial Brands PLC (United Kingdom)	333,976	13,619,824
♦Philip Morris International, Inc.	117,903	12,337,370

		54,804,303

Wireless Telecommunication Services 1.4%
Rogers Communications, Inc., Class B (Canada)	187,159	9,711,203
♦Vodafone Group PLC (United Kingdom)	5,235,334	14,991,334

		24,702,537

Total Common Stocks (Cost $707,418,494)		793,780,769

	Principal Amount	Value
Short-Term Investment 7.4%
Repurchase Agreement 7.4%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $134,860,197 (Collateralized by a United States Treasury Note with rates between 1.75% and 2.125% and maturity dates between 12/31/22 and 1/31/23, with a Principal Amount of $138,285,000 and a Market Value of $137,562,301)	$134,858,923	$134,858,923

Total Short-Term Investment (Cost $134,858,923)		134,858,923

Total Investments (Cost $1,699,127,882)	98.9%	1,803,244,954
Other Assets, Less Liabilities	1.1	19,818,718
Net Assets	100.0%	$1,823,063,672
‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown was the rate in effect as of October 31, 2017.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2017.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2017.

(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2017, the total market value of fair valued securities was $580,305, which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2017.

(i)	Illiquid security—As of October 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $387,110, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)

(j)	Restricted security.

(k)	Non-income producing security.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2017 (continued)

As of October 31, 2017, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Settlement Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Canadian Dollar vs. U.S. Dollar	11/1/17	JPMorgan Chase Bank	CAD	23,109,000	$18,040,784	$(128,219)
Euro vs. U.S. Dollar	11/1/17	JPMorgan Chase Bank	EUR	90,810,000	107,286,428	(1,506,445)
Pound Sterling vs. U.S. Dollar	11/1/17	JPMorgan Chase Bank	GBP	38,762,000	51,367,402	114,348

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Canadian Dollar vs. U.S. Dollar	11/1/17	JPMorgan Chase Bank	CAD	23,109,000	18,494,598	582,033
Canadian Dollar vs. U.S. Dollar	2/1/18	JPMorgan Chase Bank		24,210,000	18,914,860	130,673
Euro vs. U.S. Dollar	11/1/17	JPMorgan Chase Bank	EUR	90,810,000	106,202,295	422,312
Euro vs. U.S. Dollar	2/1/18	JPMorgan Chase Bank		83,638,000	99,334,594	1,382,704
Pound Sterling vs. U.S. Dollar	11/1/17	JPMorgan Chase Bank	GBP	38,762,000	50,733,644	(748,107)
Pound Sterling vs. U.S. Dollar	2/1/18	JPMorgan Chase Bank		39,085,000	51,946,623	(115,731)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$133,568

As of October 31, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(338)	December 2017	$(73,081,207)	$(72,791,469)	$289,738
5-Year United States Treasury Note	1,086	December 2017	128,549,112	127,265,625	(1,283,487)
10-Year United States Treasury Note	(173)	December 2017	(21,908,497)	(21,614,188)	294,309
S&P 500 Index Mini	1,480	December 2017	182,957,082	190,379,800	7,422,718
Euro Stoxx 50	1,965	December 2017	78,213,423	84,186,819	5,973,396
Nikkei 225	595	December 2017	51,165,955	58,110,681	6,944,726
United States Treasury Bond	436	December 2017	67,765,278	66,476,375	(1,288,903)

			$413,661,146	$432,013,643	$18,352,497

1.	As of October 31, 2017, cash in the amount of $16,679,522 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2017.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

BBA—British Bankers’ Association

CAD —Canadian Dollar

EUR —Euro

GBP—British Pound Sterling

LIBOR—London InterBank Offered Rate

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,893,914	$—	$2,893,914
Corporate Bonds	—	713,331,612	—	713,331,612
Foreign Bonds	—	1,992,516	—	1,992,516
Foreign Government Bonds	—	4,234,560	—	4,234,560
Loan Assignments (b)	—	91,696,778	8,633,296	100,330,074
Mortgage-Backed Securities (c)	—	9,806,685	378,967	10,185,652
U.S. Government & Federal Agencies	—	41,636,934	—	41,636,934

Total Long-Term Bonds	—	865,592,999	9,012,263	874,605,262

Common Stocks (d)	793,772,626	—	8,143	793,780,769
Short-Term Investment
Repurchase Agreement	—	134,858,923	—	134,858,923

Total Investments in Securities	793,772,626	1,000,451,922	9,020,406	1,803,244,954

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	2,632,070	—	2,632,070
Futures Contracts (e)	20,924,887	—	—	20,924,887

Total Other Financial Instruments	20,924,887	2,632,070	—	23,556,957

Total Investments in Securities and Other Financial Instruments	$814,697,513	$1,003,083,992	$9,020,406	$1,826,801,911

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(2,498,502)	$—	$(2,498,502)
Futures Contracts (e)	(2,572,390)	—	—	(2,572,390)

Total Other Financial Instruments	$(2,572,390)	$(2,498,502)	$—	$(5,070,892)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $ 6,512,944 and $ 2,120,352 are held in Iron & Steel and Electrical Components & Equipment within the Loan Assignments section of the Portfolio of Investments respectively.

(c)	The Level 3 security valued at $378,967 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $8,143 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2017, a loan assignment with a market value of $7,418,383 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2016, the fair value obtained for this loan assignment, from an independent pricing service, utilized significant observable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2017 (continued)

As of October 31, 2017, a loan assignment with a market value of $1,623,500 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2016, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2017 (b)
Long-Term Bonds
Loan Assignments
Electrical Components & Equipment	$—	$3,060	$226	$54,541	$2,078,350	$(15,825)	$—	$—	$2,120,352	$54,541
Iron & Steel	—	3,285	1,822	75,974	—	(986,520)	7,418,383	—	6,512,944	75,974
Healthcare, Education & Childcare	1,623,500		—		—	—	—	(1,623,500)	—	—
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	422,378	—	—	9,007	—	(52,418)	—	—	378,967	1,144
Common Stocks
Media	6,425	—	—	1,718	—	—	—	—	8,143	1,718

Total	$2,052,303	$6,345	$2,048	$141,240	$2,078,350	$(1,054,763)	$7,418,383	$(1,623,500)	$9,020,406	$133,377

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $1,699,127,882)	$1,803,244,954
Cash denominated in foreign currencies (identified cost $29,366)	29,328
Cash collateral on deposit at broker for futures contracts	16,679,522
Receivables:
Dividends and interest	9,640,100
Fund shares sold	4,249,309
Investment securities sold	3,717,323
Variation margin on futures contracts	1,664,753
Other assets	53,545
Unrealized appreciation on foreign currency forward contracts	2,632,070

Total assets	1,841,910,904

Liabilities
Payables:
Investment securities purchased	12,440,498
Fund shares redeemed	1,827,547
Manager (See Note 3)	938,846
NYLIFE Distributors (See Note 3)	417,861
Transfer agent (See Note 3)	182,570
Shareholder communication	136,227
Professional fees	25,618
Custodian	8,477
Trustees	4,408
Accrued expenses	34,780
Interest expense and fees payable	89,420
Dividend payable	242,478
Unrealized depreciation on foreign currency forward contracts	2,498,502

Total liabilities	18,847,232

Net assets	$1,823,063,672

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$908,621
Additional paid-in capital	1,670,630,391

1,671,539,012
Undistributed net investment income	4,266,539
Accumulated net realized gain (loss) on investments, unfunded commitments, futures transactions and foreign currency transactions	24,672,660
Net unrealized appreciation (depreciation) on investments and futures contracts	122,469,569
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	115,892

Net assets	$1,823,063,672

Class A
Net assets applicable to outstanding shares	$652,332,503

Shares of beneficial interest outstanding	32,660,776

Net asset value per share outstanding	$19.97
Maximum sales charge (5.50% of offering price)	1.16

Maximum offering price per share outstanding	$21.13

Investor Class
Net assets applicable to outstanding shares	$93,999,911

Shares of beneficial interest outstanding	4,702,987

Net asset value per share outstanding	$19.99
Maximum sales charge (5.50% of offering price)	1.16

Maximum offering price per share outstanding	$21.15

Class B
Net assets applicable to outstanding shares	$39,474,690

Shares of beneficial interest outstanding	1,963,551

Net asset value and offering price per share outstanding	$20.10

Class C
Net assets applicable to outstanding shares	$266,591,788

Shares of beneficial interest outstanding	13,284,696

Net asset value and offering price per share outstanding	$20.07

Class I
Net assets applicable to outstanding shares	$766,054,109

Shares of beneficial interest outstanding	38,019,121

Net asset value and offering price per share outstanding	$20.15

Class R2
Net assets applicable to outstanding shares	$4,409,222

Shares of beneficial interest outstanding	220,912

Net asset value and offering price per share outstanding	$19.96

Class R3
Net assets applicable to outstanding shares	$201,449

Shares of beneficial interest outstanding	10,087

Net asset value and offering price per share outstanding	$19.97

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Interest (a)	$31,778,370
Dividends (b)	28,023,150
Other income	1,782

Total income	59,803,302

Expenses
Manager (See Note 3)	10,369,982
Distribution/Service—Class A (See Note 3)	1,451,636
Distribution/Service—Investor Class (See Note 3)	368,106
Distribution/Service—Class B (See Note 3)	413,699
Distribution/Service—Class C (See Note 3)	2,593,690
Distribution/Service—Class R2 (See Note 3)	7,803
Distribution/Service—Class R3 (See Note 3)	640
Transfer agent (See Note 3)	2,204,706
Shareholder communication	253,944
Registration	163,308
Professional fees	148,409
Interest expense	107,496
Custodian	65,340
Trustees	41,483
Shareholder service (See Note 3)	3,249
Miscellaneous	86,640

Total expenses	18,280,131

Net investment income (loss)	41,523,171

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	36,727,881
Futures transactions	40,236,682
Unfunded commitments	245
Foreign currency forward transactions	(3,966,100)
Foreign currency transactions	362,833

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	73,361,541

Net change in unrealized appreciation (depreciation) on:
Investments	59,853,822
Futures contracts	24,070,976
Unfunded commitments	(668)
Foreign currency forward contracts	(4,476,821)
Translation of other assets and liabilities in foreign currencies	460,321

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	79,907,630

Net realized and unrealized gain (loss) on investments, unfunded commitments, futures transactions and foreign currency transactions	153,269,171

Net increase (decrease) in net assets resulting from operations	$194,792,342

(a)	Interest recorded net of foreign withholding taxes in the amount of $2,884.

(b)	Dividends recorded net of foreign withholding taxes in the amount of $1,719,078.

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$41,523,171	$47,145,888
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	73,361,541	(22,993,779)
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	79,907,630	29,111,470

Net increase (decrease) in net assets resulting from operations	194,792,342	53,263,579

Dividends and distributions to shareholders:
From net investment income:
Class A	(16,659,348)	(18,845,332)
Investor Class	(4,037,985)	(4,941,822)
Class B	(791,063)	(1,008,072)
Class C	(4,923,638)	(5,780,002)
Class I	(20,353,145)	(18,612,750)
Class R2	(86,627)	(9,899)
Class R3	(3,011)	(767)

	(46,854,817)	(49,198,644)

From net realized gain on investments:
Class A	—	(18,546,003)
Investor Class	—	(4,978,803)
Class B	—	(1,339,617)
Class C	—	(7,349,774)
Class I	—	(15,949,233)
Class R2	—	(6,680)

	—	(48,170,110)

Total dividends and distributions to shareholders	(46,854,817)	(97,368,754)

Capital share transactions:
Net proceeds from sale of shares	458,777,858	482,452,593
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	41,265,270	88,232,030
Cost of shares redeemed	(392,215,949)	(495,069,609)

Increase (decrease) in net assets derived from capital share transactions	107,827,179	75,615,014

Net increase (decrease) in net assets	255,764,704	31,509,839

	2017	2016
Net Assets
Beginning of year	$1,567,298,968	$1,535,789,129

End of year	$1,823,063,672	$1,567,298,968

Undistributed net investment income at end of year	$4,266,539	$8,674,281

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$18.30	$18.79	$20.51	$19.83	$17.46

Net investment income (loss) (a)	0.48	0.58	0.68	0.82	0.69
Net realized and unrealized gain (loss) on investments	1.83	(0.17)	(0.98)	0.96	2.43
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.30	0.15	0.14	(0.06)

Total from investment operations	2.22	0.71	(0.15)	1.92	3.06

Less dividends and distributions:
From net investment income	(0.55)	(0.61)	(0.70)	(0.72)	(0.69)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.55)	(1.20)	(1.57)	(1.24)	(0.69)

Net asset value at end of year	$19.97	$18.30	$18.79	$20.51	$19.83

Total investment return (b)	12.30%	4.08%	(0.81%)	10.08%	17.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.52%	3.21%	3.49%	4.06%	3.71%
Net expenses	1.01%	1.02%	1.02%	1.01%	1.04%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$652,333	$574,390	$581,920	$497,591	$397,101

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$18.31	$18.80	$20.52	$19.84	$17.46

Net investment income (loss) (a)	0.47	0.56	0.65	0.78	0.64
Net realized and unrealized gain (loss) on investments	1.82	(0.16)	(0.99)	0.95	2.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.28	0.15	0.14	(0.06)

Total from investment operations	2.20	0.68	(0.19)	1.87	3.02

Less dividends and distributions:
From net investment income	(0.52)	(0.58)	(0.66)	(0.67)	(0.64)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.52)	(1.17)	(1.53)	(1.19)	(0.64)

Net asset value at end of year	$19.99	$18.31	$18.80	$20.52	$19.84

Total investment return (b)	12.19%	3.93%	(0.97%)	9.83%	17.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.45%	3.09%	3.34%	3.89%	3.46%
Net expenses	1.14%	1.16%	1.18%	1.23%	1.32%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$94,000	$153,137	$159,798	$165,088	$168,097

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$18.40	$18.89	$20.61	$19.93	$17.54

Net investment income (loss) (a)	0.32	0.42	0.51	0.63	0.51
Net realized and unrealized gain (loss) on investments	1.83	(0.17)	(0.99)	0.96	2.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.30	0.15	0.14	(0.06)

Total from investment operations	2.06	0.55	(0.33)	1.73	2.89

Less dividends and distributions:
From net investment income	(0.36)	(0.45)	(0.52)	(0.53)	(0.50)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.36)	(1.04)	(1.39)	(1.05)	(0.50)

Net asset value at end of year	$20.10	$18.40	$18.89	$20.61	$19.93

Total investment return (b)	11.27%	3.20%	(1.70%)	8.99%	16.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	2.34%	2.60%	3.14%	2.73%
Net expenses	1.89%	1.91%	1.93%	1.98%	2.07%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$39,475	$42,253	$44,441	$49,283	$51,138

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$18.37	$18.86	$20.58	$19.90	$17.52

Net investment income (loss) (a)	0.32	0.42	0.50	0.60	0.49
Net realized and unrealized gain (loss) on investments	1.83	(0.17)	(0.98)	0.98	2.45
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.30	0.15	0.15	(0.06)

Total from investment operations	2.06	0.55	(0.33)	1.73	2.88

Less dividends and distributions:
From net investment income	(0.36)	(0.45)	(0.52)	(0.53)	(0.50)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.36)	(1.04)	(1.39)	(1.05)	(0.50)

Net asset value at end of year	$20.07	$18.37	$18.86	$20.58	$19.90

Total investment return (b)	11.35%	3.15%	(1.70%)	9.01%	16.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%	2.32%	2.58%	3.00%	2.61%
Net expenses	1.89%	1.91%	1.93%	1.98%	2.07%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$266,592	$254,312	$235,811	$131,023	$55,889

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$18.46	$18.95	$20.66	$19.97	$17.57

Net investment income (loss) (a)	0.54	0.63	0.73	0.87	0.74
Net realized and unrealized gain (loss) on investments	1.84	(0.16)	(0.98)	0.96	2.46
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.28	0.15	0.15	(0.06)

Total from investment operations	2.29	0.75	(0.10)	1.98	3.14

Less dividends and distributions:
From net investment income	(0.60)	(0.65)	(0.74)	(0.77)	(0.74)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.60)	(1.24)	(1.61)	(1.29)	(0.74)

Net asset value at end of year	$20.15	$18.46	$18.95	$20.66	$19.97

Total investment return (b)	12.60%	4.30%	(0.51%)	10.33%	18.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.77%	3.44%	3.75%	4.29%	3.97%
Net expenses	0.76%	0.77%	0.77%	0.76%	0.79%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$766,054	$542,330	$513,629	$430,408	$286,425

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,		February 27, 2015 ** through October 31,
Class R2	2017	2016	2015
Net asset value at beginning of period	$18.29	$18.78	$20.08

Net investment income (loss) (a)	0.46	0.55	0.36
Net realized and unrealized gain (loss) on investments	1.83	(0.19)	(1.35)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.33	0.20

Total from investment operations	2.20	0.69	(0.79)

Less dividends and distributions:
From net investment income	(0.53)	(0.59)	(0.51)
From net realized gain on investments	—	(0.59)	—

Total dividends and distributions	(0.53)	(1.18)	(0.51)

Net asset value at end of period	$19.96	$18.29	$18.78

Total investment return (b)	12.20%	3.99%	(3.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.36%	3.03%	2.90	% ††
Net expenses	1.11%	1.12%	1.12	% ††
Portfolio turnover rate	29%	27%	30%
Net assets at end of period (in 000’s)	$4,409	$838	$190

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

34	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R3	Year ended October 31, 2017	February 29, 2016 ** through October 31, 2016
Net asset value at beginning of period	$18.30	$17.10

Net investment income (loss) (a)	0.42	0.35
Net realized and unrealized gain (loss) on investments	1.82	(1.69)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	2.95

Total from investment operations	2.15	1.61

Less dividends:
From net investment income	(0.48)	(0.41)

Net asset value at end of period	$19.97	$18.30

Total investment return (b)	11.89%	9.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16%	2.81%††
Net expenses	1.36%	1.36%††
Portfolio turnover rate	29%	27%
Net assets at end of period (in 000’s)	$201	$39

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Income Builder Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 27, 2015. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment

36	MainStay Income Builder Fund

Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close

37

Notes to Financial Statements (continued)

and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or

38	MainStay Income Builder Fund

expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-

line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2017, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

39

Notes to Financial Statements (continued)

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2017, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of

Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund may also use equity index futures contracts to increase the equity sensitivity to the Fund. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, all open futures contracts are shown in the Portfolio of Investments.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency

40	MainStay Income Builder Fund

forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2017, all open foreign currency forward contracts are shown in the Portfolio of Investments.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(N)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(O)  Debt and Foreign Securities Risk.  The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

41

Notes to Financial Statements (continued)

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Fund. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$20,340,840	$584,047	$20,924,887
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	2,632,070	—	—	2,632,070

Total Fair Value		$2,632,070	$20,340,840	$584,047	$23,556,957

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk		Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—		$—	$(2,572,390)	$(2,572,390)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(2,498,502)		—	—	(2,498,502)

Total Fair Value		$(2,498,502)	$		$(2,572,390)	$(5,070,892)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$40,585,339	$(348,657)	$40,236,682
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(3,966,100)	—	—	(3,966,100)

Total Realized Gain (Loss)		$(3,966,100)	$40,585,339	$(348,657)	$36,270,582

42	MainStay Income Builder Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$23,127,129	$943,847	$24,070,976
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies andforeign currency forward contracts	(4,476,821)	—	—	(4,476,821)

Total Change in Unrealized Appreciation (Depreciation)		$(4,476,821)	$23,127,129	$943,847	$19,594,155

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$303,756,022	$188,379,416	$492,135,438
Futures Contracts Short (a)	$—	$—	$(78,481,676)	$(78,481,676)
Forward Contracts Long	$60,312,815	$—	$—	$60,312,815
Forward Contracts Short	$(220,278,510)	$—	$—	$(220,278,510)

(a)	Positions were open nine months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, is responsible for the overall asset allocation decisions of the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment advisor, also serves as a Subadvisor pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch and is responsible for the day-to-day portfolio management of the equity portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2017, the effective management fee rate was 0.61%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $10,369,982.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the

43

Notes to Financial Statements (continued)

average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R2	$3,121
Class R3	128

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $167,839 and $44,359, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $7,203, $62,433 and $37,746, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$550,973
Investor Class	336,942
Class B	94,917
Class C	595,146
Class I	623,689
Class R2	2,919
Class R3	120

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$106,652,238	13.9%
Class R2	28,027	0.6
Class R3	30,609	15.2

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,700,272,324	$130,195,297	$(27,218,382)	$102,976,915

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$13,318,538	$35,334,618	$(242,478)	$103,113,982	$151,524,660

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

The Fund utilized $48,543,763 of capital loss carryforwards during the year ended October 31, 2017.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$923,904	$(923,904)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss).

44	MainStay Income Builder Fund

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$46,854,817	$49,199,426
Long-Term Capital Gain	—	48,169,328
Total	$46,854,817	$97,368,754

Note 5–Restricted Securities

As of October 31, 2017, the Fund held the following restricted security:

Security	Date of Acquisition	Shares	Cost	10/31/17 Value	Percent of Net Assets
ION Media Networks, Inc.
Common Stock	3/11/14	12	$1	$8,143	0.0%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and the commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of U.S. Government securities were $60,738 and $45,944, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $496,249 and $406,253, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	5,445,293	$103,835,754
Shares issued to shareholders in reinvestment of dividends and distributions	806,758	15,419,170
Shares redeemed	(6,516,965)	(124,496,614)

Net increase (decrease) in shares outstanding before conversion	(264,914)	(5,241,690)
Shares converted into Class A (See Note 1)	3,943,157	77,461,468
Shares converted from Class A (See Note 1)	(2,402,635)	(45,034,019)

Net increase (decrease)	1,275,608	$27,185,759

Year ended October 31, 2016:
Shares sold	7,841,617	$142,036,049
Shares issued to shareholders in reinvestment of dividends and distributions	1,961,889	34,764,982
Shares redeemed	(9,816,306)	(174,240,150)

Net increase (decrease) in shares outstanding before conversion	(12,800)	2,560,881
Shares converted into Class A (See Note 1)	770,848	13,985,721
Shares converted from Class A (See Note 1)	(334,784)	(6,143,586)

Net increase (decrease)	423,264	$10,403,016

45

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	561,270	$10,722,478
Shares issued to shareholders in reinvestment of dividends and distributions	210,412	4,014,072
Shares redeemed	(836,015)	(15,946,984)

Net increase (decrease) in shares outstanding before conversion	(64,333)	(1,210,434)
Shares converted into Investor Class (See Note 1)	256,990	4,920,385
Shares converted from Investor Class (See Note 1)	(3,853,417)	(75,785,243)

Net increase (decrease)	(3,660,760)	$(72,075,292)

Year ended October 31, 2016:
Shares sold	494,203	$8,903,534
Shares issued to shareholders in reinvestment of dividends and distributions	556,615	9,868,926
Shares redeemed	(859,909)	(15,490,433)

Net increase (decrease) in shares outstanding before conversion	190,909	3,282,027
Shares converted into Investor Class (See Note 1)	342,484	6,227,403
Shares converted from Investor Class (See Note 1)	(668,460)	(12,156,033)

Net increase (decrease)	(135,067)	$(2,646,603)

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	178,134	$3,338,656
Shares issued to shareholders in reinvestment of dividends and distributions	36,233	695,672
Shares redeemed	(284,695)	(5,465,607)

Net increase (decrease) in shares outstanding before conversion	(70,328)	(1,431,279)
Shares converted from Class B (See Note 1)	(261,858)	(5,030,161)

Net increase (decrease)	(332,186)	$(6,461,440)

Year ended October 31, 2016:
Shares sold	458,845	$8,357,411
Shares issued to shareholders in reinvestment of dividends and distributions	120,201	2,138,960
Shares redeemed	(331,239)	(5,985,764)

Net increase (decrease) in shares outstanding before conversion	247,807	4,510,607
Shares converted from Class B (See Note 1)	(304,298)	(5,518,950)

Net increase (decrease)	(56,491)	$(1,008,343)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	3,255,990	$62,351,105
Shares issued to shareholders in reinvestment of dividends and distributions	214,045	4,107,924
Shares redeemed	(4,026,686)	(77,004,231)

Net increase (decrease) in shares outstanding before conversion	(556,651)	(10,545,202)
Shares converted from Class C (See Note 1)	(1,336)	(25,920)

Net increase (decrease)	(557,987)	$(10,571,122)

Year ended October 31, 2016:
Shares sold	5,044,698	$91,363,749
Shares issued to shareholders in reinvestment of dividends and distributions	608,097	10,807,452
Shares redeemed	(4,294,052)	(77,182,470)

Net increase (decrease) in shares outstanding before conversion	1,358,743	24,988,731
Shares converted from Class C (See Note 1)	(17,464)	(313,665)

Net increase (decrease)	1,341,279	$24,675,066

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	14,212,267	$274,097,860
Shares issued to shareholders in reinvestment of dividends and distributions	879,241	16,984,704
Shares redeemed	(8,753,443)	(168,302,487)

Net increase (decrease) in shares outstanding before conversion	6,338,065	122,780,077
Shares converted into Class I (See Note 1)	2,303,694	43,510,391

Net increase (decrease)	8,641,759	$166,290,468

Year ended October 31, 2016:
Shares sold	12,617,583	$231,090,238
Shares issued to shareholders in reinvestment of dividends and distributions	1,712,441	30,646,033
Shares redeemed	(12,272,978)	(222,155,199)

Net increase (decrease) in shares outstanding before conversion	2,057,046	39,581,072
Shares converted into Class I (See Note 1)	211,252	3,919,110

Net increase (decrease)	2,268,298	$43,500,182

46	MainStay Income Builder Fund

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	225,540	$4,278,601
Shares issued to shareholders in reinvestment of dividends and distributions	2,226	42,495
Shares redeemed	(51,821)	(995,471)

Net increase (decrease) in shares outstanding before conversion	175,945	3,325,625
Shares converted from Class R2 (See Note 1)	(862)	(16,901)

Net increase (decrease)	175,083	$3,308,724

Year ended October 31, 2016:
Shares sold	36,303	$664,922
Shares issued to shareholders in reinvestment of dividends and distributions	273	4,910
Shares redeemed	(851)	(15,593)

Net increase (decrease)	35,725	$654,239

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	8,110	$153,404
Shares issued to shareholders in reinvestment of dividends and distributions	64	1,233
Shares redeemed	(241)	(4,555)

Net increase (decrease)	7,933	$150,082

Period ended October 31, 2016 (a):
Shares sold	2,112	$36,690
Shares issued to shareholders in reinvestment of dividends and distributions	42	767

Net increase (decrease)	2,154	$37,457

(a)	Inception date was February 29, 2016.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

47

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Income Builder Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Income Builder Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

48	MainStay Income Builder Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Funds and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
2,644,056,263.750	21,799,781.292	2,665,856,045.042

David H. Chow:

Votes For	Votes Witheld	Total
2,644,576,776.557	21,279,268.485	2,665,856,045.042

Susan B. Kerley:

Votes For	Votes Witheld	Total
2,645,459,747.343	20,396,297.699	2,665,856,045.042

Alan R. Latshaw:

Votes For	Votes Witheld	Total
2,644,443,039.401	21,413,005.641	2,665,856,045.042

Peter Meenan:

Votes For	Votes Witheld	Total
2,640,156,421.578	25,699,623.464	2,665,856,045.042

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
2,641,415,514.849	24,440,530.193	2,665,856,045.042

Jacques P. Perold:

Votes For	Votes Witheld	Total
2,645,300,993.731	20,555,051.311	2,665,856,045.042

Richard S. Trutanic:

Votes For	Votes Witheld	Total
2,641,761,336.311	24,094,708.731	2,665,856,045.042

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2017, the Fund designated approximately $25,811,629 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2017 should be multiplied by the 21.80% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

49

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

50	MainStay Income Builder Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

51

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

52	MainStay Income Builder Fund

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717042 MS286-17	MSIB11-12/17 (NYLIM) NL216

MainStay Emerging Markets Debt Fund

(Formerly known as MainStay Global High Income Fund)

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	3.31 8.18%	2.57 3.52%	5.77 6.25%	1.23 1.23%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	3.13 7.99	2.38 3.33	5.91 6.42	1.43 1.43
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	2.20 7.20	2.26 2.58	5.31 5.31	2.18 2.18
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	6.19 7.19	2.57 2.57	5.31 5.31	2.18 2.18
Class I Shares	No Sales Charge		8/31/2007	8.54	3.79	6.53	0.98

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or Since Inception
JPMorgan EMBI Global Diversified Index[4]	6.32%	4.81%	7.24%
Morningstar Emerging Markets Bond Category Average[5]	6.90	3.21	6.14

4.	The JPMorgan EMBI Global Diversified Index is the Fund’s primary broad-based securities market index for comparison purposes. The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Emerging Markets Bond Category Average is representative of funds that invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Emerging Markets Debt Fund

Cost in Dollars of a $1,000 Investment in MainStay Emerging Markets Debt Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,046.90	$6.19	$1,019.20	$6.11	1.20%

Investor Class Shares	$1,000.00	$1,045.30	$7.27	$1,018.10	$7.17	1.41%

Class B Shares	$1,000.00	$1,042.70	$11.12	$1,014.30	$10.97	2.16%

Class C Shares	$1,000.00	$1,042.60	$11.12	$1,014.30	$10.97	2.16%

Class I Shares	$1,000.00	$1,049.10	$4.96	$1,020.40	$4.89	0.96%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2017 (Unaudited)

Brazil	9.2%
Mexico	8.2
Russia	6.3
Indonesia	5.7
China	4.3
Peru	3.8
India	3.7
Saudi Arabia	3.3
Turkey	3.3
Croatia	3.2
Dominican Republic	2.9
Argentina	2.7
Costa Rica	2.7
Kazakhstan	2.7
Hungary	2.5
Paraguay	2.5
Venezuela	2.5
El Salvador	2.3
Uruguay	2.3
Ukraine	2.2
Ivory Coast	1.8
United States	1.8

Guatemala	1.6%
Netherlands	1.5
Pakistan	1.5
United Arab Emirates	1.5
Ghana	1.4
Sri Lanka	1.2
Vietnam	1.2
Nigeria	1.1
Oman	1.1
Portugal	1.1
South Africa	1.1
Malaysia	0.8
Senegal	0.8
Gabon	0.7
United Republic of Cameroon	0.6
Kenya	0.6
Hong Kong	0.5
Israel	0.4
Other Assets, Less Liabilities	1.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Pertamina Persero PT, 5.625%, due 5/20/43

2.	Petrobras Global Finance B.V., 6.85%–8.75%, due 5/23/26–6/5/2115

3.	Petroleos Mexicanos, 5.625%–6.75%, due 1/23/46–9/21/47

4.	Croatia Government International Bond, 6.00%–6.375%, due 3/24/21–1/26/24

5.	Dominican Republic International Bond, 5.95%, due 1/25/27
6.	KazMunayGas National Co. JSC, 5.75%, due 4/30/43

7.	Turkey Government International Bond, 6.625%–7.375%, due 2/5/25–2/17/45

8.	Hungary Government International Bond, 7.625%, due 3/29/41

9.	Paraguay Government International Bond, 6.10%, due 8/11/44

10.	El Salvador Government International Bond, 7.75%, due 1/24/23

8	MainStay Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Emerging Markets Debt Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Emerging Markets Debt Fund returned 8.18% for Class A shares, 7.99% for Investor Class shares, 7.20% for Class B shares and 7.19% for Class C shares for the 12 months ended October 31, 2017. Over the same period, the Fund’s Class I shares returned 8.54%. For the 12 months ended October 31, 2017, all share classes outperformed the 6.32% return of the JPMorgan EMBI Global Diversified Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes also outperformed the 6.90% return of the Morningstar Emerging Markets Bond Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

We believe that emerging-market debt and other “risk” assets, such as U.S. stocks and investment-grade and non-investment-grade credit, benefited from investor optimism about an improving global economic backdrop, the proposed U.S. tax plan, buoyant job growth in the United States and an increase in oil prices. By the end of the reporting period, Brent crude oil rallied to levels last seen in July of 2015, a positive for the commodity-heavy emerging-market producers.

The Fund’s outperformance relative to the JPMorgan EMBI Global Diversified Index resulted primarily from the Fund’s overweight position in credit, as credit spreads3 tightened during the reporting period. Negative (or very low) yields in developed markets provided strength for emerging-market debt, which rallied significantly during the reporting period. Idiosyncratic risk in emerging markets remained high, as evidenced by political volatility in Turkey and Venezuela and corruption scandals in Brazil. Nevertheless, ratings trends and relatively low default rates were positive for emerging-market debt.

What was the Fund’s duration4 strategy during the reporting period?

The Fund ended the reporting period with a longer duration than that of its benchmark. As of October 31, 2017, the Fund’s duration was 7.5 years, compared to the 6.8-year duration of the JPMorgan EMBI Global Diversified Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period, we promoted credit risk as a primary driver of performance. We expected corporate bonds and quasi-sovereigns to perform well because we believed that the low interest-rate environment was likely to spark healthy demand for higher-yielding products. For this reason, we maintained a high beta5 in the Fund. We also added slightly to the Fund’s duration during the reporting period because we believed that yields were unlikely to increase significantly in the immediate future.

We remained highly selective in our emerging-market debt holdings. The Fund had an overweight position in bonds rated BB,6 with a focus on corporate bonds of larger companies with stronger liquidity and better opportunities to access the bond market when open for issuance.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Long exposure to corporate credit was the strongest positive contributor to the Fund’s performance during the reporting period. (Contributions take weightings and total returns into account.) Within credit, the strongest performers were positions within the basic industry and energy sectors from Brazil, Russia and Mexico. While credit in general outperformed sovereigns, the government bonds of Russia, Uruguay and Ghana performed well for the Fund. In addition, the Fund’s exposure to local currency bonds—especially in Russia, Brazil and Mexico—performed well as earlier sell-offs proved excessive.

1.	See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
2.	See footnote on page 6 for more information on the Morningstar Emerging Markets Bond Category Average.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
6.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

During the reporting period, the weakest contribution to the Fund’s performance came from high-duration bonds with low-beta exposure. The one exception was Venezuelan bonds, which were a drag on performance despite having very high beta exposure.

Did the Fund make any significant purchases or sales during the reporting period?

Most of the Fund’s trades were made to adjust the Fund’s risk and duration profiles. Often this was done by swapping shorter-maturity bonds with longer-dated ones from the same issuer. Examples included the City of Buenos Aires, Petrobras, Dominican Republic, Sri Lanka, Bharti Airtel, Peru, Uruguay, Vietnam and a Russian firm, Mettaloinvest.

The Fund reduced its allocations to Belarus, Georgia, Kazakhstan, Sri Lanka, Panama, Peru and Venezuela. In most cases, this was simply because valuations had increased beyond what we believed to be fair value—although in Venezuela, we worried about the country’s political situation. The Fund increased its allocations to Argentina, Brazil, Oman, Portugal, Ivory Coast and China. The Fund added a long Saudi Arabian bond when it was first issued.

How did the Fund’s sector and country weightings change during the reporting period?

During the reporting period, we kept the sovereign weighting fairly constant at about 51% of the Fund’s assets and put some of the Fund’s cash holdings to work to increase the Fund’s weighting in corporate bonds. From a country perspective, we increased the Fund’s weightings in Mexico, Brazil and China, while decreasing its weightings in Russia, Venezuela and Indonesia.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund held an overweight position relative to the JPMorgan EMBI Global Diversified Index in credit. As of the same date, the Fund held overweight allocations relative to the Index in Brazil, Mexico and Russia. As of October 31, 2017, the Fund had a slightly overweight position in Latin America, coupled with slightly underweight positions in Africa and Europe.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Emerging Markets Debt Fund

Portfolio of Investments October 31, 2017

	Principal Amount	Value
Long-Term Bonds 96.8%† Corporate Bonds 45.9%
Argentina 0.6%
Cablevision S.A. 6.50%, due 6/15/21 (a)	$1,000,000	$1,070,200

Brazil 7.5%
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (a)	2,000,000	1,990,600
Minerva Luxembourg S.A. 6.50%, due 9/20/26 (a)	1,375,000	1,425,875
♦Petrobras Global Finance B.V.
6.85%, due 6/5/2115	1,000,000	957,500
7.375%, due 1/17/27	3,000,000	3,331,500
8.75%, due 5/23/26	2,000,000	2,422,500
Rumo (Luxembourg) S.A.R.L. 7.375%, due 2/9/24 (a)	1,500,000	1,634,250
Vale Overseas, Ltd. 6.875%, due 11/21/36	1,800,000	2,144,790

		13,907,015

China 4.3%
Alibaba Group Holding, Ltd. 4.50%, due 11/28/34	2,000,000	2,222,990
JD.com, Inc. 3.875%, due 4/29/26	1,500,000	1,529,283
Proven Glory Capital, Ltd. Series Reg S 4.00%, due 2/21/27	1,000,000	1,026,280
Proven Honour Capital, Ltd. Series Reg S 4.125%, due 5/19/25	1,500,000	1,561,385
Tencent Holdings, Ltd. Series Reg S 3.80%, due 2/11/25	1,500,000	1,573,533

		7,913,471

Hong Kong 0.5%
Melco Resorts Finance, Ltd. 4.875%, due 6/6/25 (a)	1,000,000	1,009,110

India 3.7%
Bharti Airtel, Ltd. Series Reg S 4.375%, due 6/10/25	2,000,000	2,046,724
Glenmark Pharmaceuticals, Ltd. Series Reg S 4.50%, due 8/2/21	1,000,000	1,008,137
Reliance Holding USA, Inc. 5.40%, due 2/14/22 (a)	1,000,000	1,098,691

	Principal Amount	Value
India (continued)
Tata Motors, Ltd. Series Reg S 5.75%, due 10/30/24	$1,500,000	$1,639,734
Vedanta Resources PLC 6.125%, due 8/9/24 (a)	1,000,000	1,020,251

		6,813,537

Indonesia 4.8%
Listrindo Capital B.V. 4.95%, due 9/14/26 (a)	1,500,000	1,518,750
♦Pertamina Persero PT 5.625%, due 5/20/43 (a)	6,700,000	7,339,575

		8,858,325

Israel 0.4%
Delek & Avner Tamar Bond, Ltd. 5.412%, due 12/30/25 (a)	800,000	811,720

Kazakhstan 2.7%
♦KazMunayGas National Co. JSC 5.75%, due 4/30/43 (a)	5,000,000	5,078,000

Malaysia 0.8%
Gohl Capital, Ltd. Series Reg S 4.25%, due 1/24/27	1,500,000	1,557,641

Mexico 7.4%
Banco Nacional de Comercio Exterior SNC 3.80% (5-year Treasury Constant Maturity Rate + 3.00%), due 8/11/26 (a)(b)	2,000,000	1,990,000
Cemex Finance LLC 6.00%, due 4/1/24 (a)	2,000,000	2,115,000
Comision Federal de Electricidad 4.875%, due 1/15/24 (a)	2,000,000	2,137,500
Grupo Televisa S.A.B. 4.625%, due 1/30/26	1,500,000	1,592,408
♦Petroleos Mexicanos
5.625%, due 1/23/46	5,000,000	4,533,250
6.75%, due 9/21/47 (a)	1,385,000	1,427,519

		13,795,677

Netherlands 1.5%
GTH Finance B.V. Series Reg S 7.25%, due 4/26/23	1,500,000	1,698,510
Samvardhana Motherson Automotive Systems Group B.V. Series Reg S 4.875%, due 12/16/21	1,000,000	1,046,556

		2,745,066

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oman 1.1%
OmGrid Funding, Ltd. 5.196%, due 5/16/27 (a)	$2,000,000	$2,004,056

Peru 1.8%
Banco de Credito del 4.25%, due 4/1/23 (a)	1,000,000	1,061,250
Southern Copper Corp. 5.875%, due 4/23/45	2,000,000	2,337,932

		3,399,182

Russia 3.1%
Gazprom OAO Via Gaz Capital S.A. Series Reg S 8.625%, due 4/28/34	1,500,000	2,024,082
Metalloinvest Finance DAC 4.85%, due 5/2/24 (a)	2,000,000	2,034,856
MMC Norilsk Nickel OJSC via MMC Finance DAC 6.625%, due 10/14/22 (a)	1,500,000	1,685,655

		5,744,593

Saudi Arabia 1.1%
Saudi Electricity Global Sukuk Co. 3 4.00%, due 4/8/24 (a)	2,000,000	2,076,968

South Africa 1.1%
Eskom Holdings SOC, Ltd. 7.125%, due 2/11/25 (a)	2,000,000	2,046,532

Turkey 0.8%
Arcelik A.S. 5.00%, due 4/3/23 (a)	1,500,000	1,532,082

United Arab Emirates 1.5%
Abu Dhabi National Energy Co. PJSC 3.625%, due 1/12/23 (a)	2,750,000	2,784,617

Venezuela 1.2%
Petroleos de Venezuela S.A. Series Reg S 12.75%, due 2/17/22	5,000,000	2,262,500

Total Corporate Bonds (Cost $83,385,194)		85,410,292

Foreign Government Bonds 50.9%
Argentina 2.1%
City of Buenos Aires Argentina Series Reg S 7.50%, due 6/1/27	2,000,000	2,234,260

	Principal Amount		Value
Argentina (continued)
Provincia de Buenos Aires 9.125%, due 3/16/24 (a)		$1,500,000	$1,747,500

			3,981,760

Brazil 1.7%
Brazil Notas do Tesouro Nacional Series F 10.00%, due 1/1/27	BRL	10,000,000	3,185,587

Costa Rica 2.7%
Costa Rica Government International Bond 7.158%, due 3/12/45 (a)		$2,000,000	2,125,000
Instituto Costarricense de Electricidad 6.375%, due 5/15/43 (a)		3,000,000	2,819,910

			4,944,910

Croatia 3.2%
♦Croatia Government International Bond
Series Reg S 6.00%, due 1/26/24		3,250,000	3,700,937
6.375%, due 3/24/21 (a)		2,000,000	2,207,500

			5,908,437

Dominican Republic 2.9%
♦Dominican Republic International Bond Series Reg S 5.95%, due 1/25/27		5,000,000	5,382,500

El Salvador 2.3%
♦El Salvador Government International Bond 7.75%, due 1/24/23 (a)		4,000,000	4,310,000

Gabon 0.7%
Gabon Government International Bond 6.375%, due 12/12/24 (a)		1,296,000	1,270,287

Ghana 1.4%
Ghana Government International Bond 10.75%, due 10/14/30 (a)		2,000,000	2,664,800

Guatemala 1.6%
Guatemala Government Bond 4.50%, due 5/3/26 (a)		3,000,000	3,022,590

Hungary 2.5%
♦Hungary Government International Bond 7.625%, due 3/29/41		3,000,000	4,626,000

Indonesia 0.9%
Indonesia Government International Bond 5.125%, due 1/15/45 (a)		1,500,000	1,664,507

12	MainStay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Foreign Government Bonds (continued)
Ivory Coast 1.8%
Ivory Coast Government International Bond
Series Reg S
5.75%, due 12/31/32 (c)		$1,417,585	$1,397,625
6.125%, due 6/15/33 (a)		2,000,000	1,972,200

			3,369,825

Kenya 0.6%
Kenya Government International Bond 6.875%, due 6/24/24 (a)		1,000,000	1,039,200

Mexico 0.8%
Mexican Bonos 7.75%, due 11/13/42	MXN	27,500,000	1,464,381

Nigeria 1.1%
Nigeria Government International Bond Series Reg S 6.75%, due 1/28/21		$2,000,000	2,125,640

Pakistan 1.5%
Pakistan Government International Bond 8.25%, due 9/30/25 (a)		2,500,000	2,804,928

Paraguay 2.5%
♦Paraguay Government International Bond 6.10%, due 8/11/44 (a)		4,000,000	4,570,000

Peru 2.0%
Peruvian Government International Bond 6.55%, due 3/14/37		2,800,000	3,766,000

Portugal 1.1%
Portugal Government International Bond Series Reg S 5.125%, due 10/15/24		2,000,000	2,117,280

Russia 3.2%
Russian Federal Bond-OFZ
7.00%, due 1/25/23	RUB	115,000,000	1,940,881
7.70%, due 3/23/33		120,000,000	2,057,113
Russian Federation Series Reg S 4.75%, due 5/27/26		$1,800,000	1,900,008

			5,898,002

	Principal Amount	Value
Saudi Arabia 2.2%
Saudi Government International Bond (a)
4.50%, due 10/26/46	$2,000,000	$2,003,496
4.625%, due 10/4/47	2,000,000	2,046,952

		4,050,448

Senegal 0.8%
Senegal Government International Bond 8.75%, due 5/13/21 (a)	1,250,000	1,446,425

Sri Lanka 1.2%
Sri Lanka Government International Bond Series Reg S 6.825%, due 7/18/26	2,000,000	2,217,696

Turkey 2.5%
♦Turkey Government International Bond
6.625%, due 2/17/45	2,000,000	2,136,048
7.375%, due 2/5/25	2,225,000	2,550,687

		4,686,735

Ukraine 2.2%
Ukraine Government International Bond Series Reg S 7.75%, due 9/1/26	4,000,000	4,124,240

United Republic of Cameroon 0.6%
Republic of Cameroon International Bond 9.50%, due 11/19/25 (a)	1,000,000	1,185,160

Uruguay 2.3%
Uruguay Government International Bond
5.10%, due 6/18/50	2,000,000	2,145,000
7.625%, due 3/21/36	1,500,000	2,118,750

		4,263,750

Venezuela 1.3%
Venezuela Government International Bond Series Reg S 9.25%, due 5/7/28	7,095,000	2,341,350

Vietnam 1.2%
Vietnam Government International Bond Series Reg S 4.80%, due 11/19/24	2,000,000	2,145,508

Total Foreign Government Bonds (Cost $91,343,285)		94,577,946

Total Long-Term Bonds (Cost $174,728,479)		179,988,238

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Short-Term Investment 1.8%
Repurchase Agreement 1.8%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $3,340,536 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 4/30/23, with a Principal Amount of $3,490,000 and a Market Value of $3,407,929)	$3,340,505	$3,340,505

Total Short-Term Investment (Cost $3,340,505)		3,340,505

Total Investments (Cost $178,068,984)	98.6%	183,328,743
Other Assets, Less Liabilities	1.4	2,520,964
Net Assets	100.0%	$185,849,707
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2017.

(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2017.

The	following abbreviations are used in the preceding pages:
BRL—Brazilian	Real
MXN	—Mexican Peso
RUB—New	Russian Ruble
TRY—Turkish	Lira

As of October 31, 2017, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Settlement Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Turkish Lira vs. U.S. Dollar	11/1/17	JPMorgan Chase Bank N.A.	TRY	3,800,000	$1,045,697	$(43,997)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Turkish Lira vs. U.S. Dollar	11/1/17	JPMorgan Chase Bank N.A.	TRY	3,800,000	$1,012,534	10,834
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(33,163)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$85,410,292	$—	$85,410,292
Foreign Government Bonds	—	94,577,946	—	94,577,946

Total Long-Term Bonds	—	179,988,238	—	179,988,238

Short-Term Investment
Repurchase Agreement	—	3,340,505	—	3,340,505

Total Investments in Securities	—	183,328,743	—	183,328,743

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	10,834	—	10,834

Total Investments in Securities and Other Financial Instruments	$—	$183,339,577	$—	$183,339,577

14	MainStay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(43,997)	$—	$(43,997)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $178,068,984)	$183,328,743
Cash denominated in foreign currencies (identified cost $222,602)	227,918
Receivables:
Interest	2,731,687
Fund shares sold	77,531
Other assets	33,746
Unrealized appreciation on foreign currency forward contracts	10,834

Total assets	186,410,459

Liabilities
Payables:
Fund shares redeemed	236,051
Manager (See Note 3)	116,355
NYLIFE Distributors (See Note 3)	56,966
Transfer agent (See Note 3)	28,481
Shareholder communication	21,878
Professional fees	8,601
Custodian	1,084
Trustees	468
Accrued expenses	5,672
Dividend payable	41,199
Unrealized depreciation on foreign currency forward contracts	43,997

Total liabilities	560,752

Net assets	$185,849,707

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$171,143
Additional paid-in capital	189,757,522

189,928,665
Distributions in excess of net investment income	(41,199)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(9,157,901)
Net unrealized appreciation (depreciation) on investments	5,259,759
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(139,617)

Net assets	$185,849,707

Class A
Net assets applicable to outstanding shares	$110,237,610

Shares of beneficial interest outstanding	10,129,736

Net asset value per share outstanding	$10.88
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.39

Investor Class
Net assets applicable to outstanding shares	$18,613,353

Shares of beneficial interest outstanding	1,694,744

Net asset value per share outstanding	$10.98
Maximum sales charge (4.50% of offering price)	0.52

Maximum offering price per share outstanding	$11.50

Class B
Net assets applicable to outstanding shares	$6,012,076

Shares of beneficial interest outstanding	562,660

Net asset value and offering price per share outstanding	$10.69

Class C
Net assets applicable to outstanding shares	$28,270,152

Shares of beneficial interest outstanding	2,642,184

Net asset value and offering price per share outstanding	$10.70

Class I
Net assets applicable to outstanding shares	$22,716,516

Shares of beneficial interest outstanding	2,084,957

Net asset value and offering price per share outstanding	$10.90

16	MainStay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Interest	$11,302,491
Other income	185

Total income	11,302,676

Expenses
Manager (See Note 3)	1,308,228
Distribution/Service—Class A (See Note 3)	257,119
Distribution/Service—Investor Class (See Note 3)	62,789
Distribution/Service—Class B (See Note 3)	67,013
Distribution/Service—Class C (See Note 3)	308,728
Transfer agent (See Note 3)	344,404
Registration	86,562
Professional fees	71,788
Shareholder communication	40,442
Custodian	8,785
Trustees	4,361
Miscellaneous	13,864

Total expenses	2,574,083

Net investment income (loss)	8,728,593

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,136,498)
Foreign currency forward transactions	231,962
Foreign currency transactions	(62,396)

Net realized gain (loss) on investments and foreign currency transactions	(966,932)

Net change in unrealized appreciation (depreciation) on:
Investments	5,511,224
Foreign currency forward contracts	(127,768)
Translation of other assets and liabilities in foreign currencies	(113,102)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,270,354

Net realized and unrealized gain (loss) on investments and foreign currency transactions	4,303,422

Net increase (decrease) in net assets resulting from operations	$13,032,015

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,728,593	$10,169,036
Net realized gain (loss) on investments and foreign currency transactions	(966,932)	(4,852,435)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,270,354	20,862,473

Net increase (decrease) in net assets resulting from operations	13,032,015	26,179,074

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,566,533)	(3,052,218)
Investor Class	(810,566)	(720,130)
Class B	(187,544)	(159,726)
Class C	(864,275)	(761,686)
Class I	(522,156)	(461,915)

	(5,951,074)	(5,155,675)

Return of capital:
Class A	(1,043,496)	(2,444,690)
Investor Class	(237,155)	(614,458)
Class B	(54,872)	(178,909)
Class C	(252,869)	(856,147)
Class I	(152,773)	(323,340)

	(1,741,165)	(4,417,544)

Total dividends and distributions to shareholders	(7,692,239)	(9,573,219)

Capital share transactions:
Net proceeds from sale of shares	43,693,093	57,677,054
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,890,905	8,162,955
Cost of shares redeemed	(69,102,669)	(69,864,186)

Increase (decrease) in net assets derived from capital share transactions	(18,518,671)	(4,024,177)

Net increase (decrease) in net assets	(13,178,895)	12,581,678

Net Assets
Beginning of year	199,028,602	186,446,924

End of year	$185,849,707	$199,028,602

Distributions in excess of net investment income at end of year	$(41,199)	$(87,026)

18	MainStay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.52	$9.60		$11.38	$11.52	$12.62

Net investment income (loss) (a)	0.53	0.57		0.62	0.68	0.68
Net realized and unrealized gain (loss) on investments	0.31	0.87		(1.51)	(0.14)	(0.93)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01		0.02	(0.00)‡	0.01

Total from investment operations	0.83	1.45		(0.87)	0.54	(0.24)

Less dividends and distributions:
From net investment income	(0.36)	(0.29)		(0.63)	(0.65)	(0.86)
From net realized gain on investments	—	—		(0.22)	(0.03)	—
Return of capital	(0.11)	(0.24)		(0.06)	—	—

Total dividends and distributions	(0.47)	(0.53)		(0.91)	(0.68)	(0.86)

Net asset value at end of year	$10.88	$10.52		$9.60	$11.38	$11.52

Total investment return (b)	8.18%	15.63%		(7.54%)	4.85%	(1.98%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.04%	5.70	%(c)	6.18%	5.88%	5.58%
Net expenses	1.22%	1.22	%(d)	1.23%	1.17%	1.16%
Portfolio turnover rate	37%	38%		19%	20%	36%
Net assets at end of year (in 000’s)	$110,238	$109,657		$98,573	$132,654	$152,832

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.69%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.23%.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.61	$9.68		$11.46	$11.60	$12.71

Net investment income (loss) (a)	0.52	0.55		0.61	0.66	0.67
Net realized and unrealized gain (loss) on investments	0.31	0.88		(1.52)	(0.14)	(0.94)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01		0.02	(0.00)‡	0.01

Total from investment operations	0.82	1.44		(0.89)	0.52	(0.26)

Less dividends and distributions:
From net investment income	(0.35)	(0.27)		(0.61)	(0.63)	(0.85)
From net realized gain on investments	—	—		(0.22)	(0.03)	—
Return of capital	(0.10)	(0.24)		(0.06)	—	—

Total dividends and distributions	(0.45)	(0.51)		(0.89)	(0.66)	(0.85)

Net asset value at end of year	$10.98	$10.61		$9.68	$11.46	$11.60

Total investment return (b)	7.99%	15.38%		(7.66%)	4.64%	(2.18%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.86%	5.50	%(c)	6.01%	5.71%	5.49%
Net expenses	1.42%	1.42	%(d)	1.41%	1.34%	1.30%
Portfolio turnover rate	37%	38%		19%	20%	36%
Net assets at end of year (in 000’s)	$18,613	$32,318		$25,130	$27,033	$27,918

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.49%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.43%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.34	$9.44		$11.20	$11.35	$12.45

Net investment income (loss) (a)	0.43	0.47		0.52	0.56	0.56
Net realized and unrealized gain (loss) on investments	0.30	0.86		(1.48)	(0.13)	(0.91)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01		0.02	(0.00)‡	0.01

Total from investment operations	0.72	1.34		(0.94)	0.43	(0.34)

Less dividends and distributions:
From net investment income	(0.29)	(0.20)		(0.54)	(0.55)	(0.76)
From net realized gain on investments	—	—		(0.22)	(0.03)	—
Return of capital	(0.08)	(0.24)		(0.06)	—	—

Total dividends and distributions	(0.37)	(0.44)		(0.82)	(0.58)	(0.76)

Net asset value at end of year	$10.69	$10.34		$9.44	$11.20	$11.35

Total investment return (b)	7.20%	14.60%		(8.36%)	3.87%	(2.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.11%	4.78	%(c)	5.24%	4.97%	4.70%
Net expenses	2.17%	2.17	%(d)	2.16%	2.09%	2.05%
Portfolio turnover rate	37%	38%		19%	20%	36%
Net assets at end of year (in 000’s)	$6,012	$7,506		$8,111	$12,109	$15,290

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.77%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.18%.

	Year ended October 31,
Class C	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.35	$9.45		$11.22	$11.37	$12.46

Net investment income (loss) (a)	0.43	0.47		0.52	0.56	0.56
Net realized and unrealized gain (loss) on investments	0.29	0.86		(1.49)	(0.13)	(0.90)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01		0.02	(0.00)‡	0.01

Total from investment operations	0.72	1.34		(0.95)	0.43	(0.33)

Less dividends and distributions:
From net investment income	(0.29)	(0.20)		(0.54)	(0.55)	(0.76)
From net realized gain on investments	—	—		(0.22)	(0.03)	—
Return of capital	(0.08)	(0.24)		(0.06)	—	—

Total dividends and distributions	(0.37)	(0.44)		(0.82)	(0.58)	(0.76)

Net asset value at end of year	$10.70	$10.35		$9.45	$11.22	$11.37

Total investment return (b)	7.19%	14.58%		(8.43%)	3.87%	(2.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.11%	4.77	%(c)	5.24%	4.97%	4.69%
Net expenses	2.17%	2.17	%(d)	2.16%	2.09%	2.05%
Portfolio turnover rate	37%	38%		19%	20%	36%
Net assets at end of year (in 000’s)	$28,270	$35,789		$37,808	$56,199	$68,629

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.76%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.18%.

20	MainStay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.53	$9.61		$11.39	$11.53	$12.63

Net investment income (loss) (a)	0.56	0.59		0.65	0.71	0.71
Net realized and unrealized gain (loss) on investments	0.32	0.88		(1.52)	(0.14)	(0.93)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01		0.02	(0.00)‡	0.01

Total from investment operations	0.87	1.48		(0.85)	0.57	(0.21)

Less dividends and distributions:
From net investment income	(0.39)	(0.32)		(0.65)	(0.68)	(0.89)
From net realized gain on investments	—	—		(0.22)	(0.03)	—
Return of capital	(0.11)	(0.24)		(0.06)	—	—

Total dividends and distributions	(0.50)	(0.56)		(0.93)	(0.71)	(0.89)

Net asset value at end of year	$10.90	$10.53		$9.61	$11.39	$11.53

Total investment return (b)	8.54%	15.90%		(7.30%)	5.11%	(1.73%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.22%	5.96	%(c)	6.38%	6.13%	5.86%
Net expenses	0.97%	0.97	%(d)	0.98%	0.92%	0.91%
Portfolio turnover rate	37%	38%		19%	20%	36%
Net assets at end of year (in 000’s)	$22,717	$13,759		$16,825	$41,174	$43,678

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.95%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.98%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Emerging Markets Debt Fund (formerly known as MainStay Global High Income Fund (the “Fund”), a “diversified fund” as that term is defined in the 1940 Act as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of the year ended October 31, 2017, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

22	MainStay Emerging Markets Debt Fund

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual

23

Notes to Financial Statements (continued)

funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. Government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2017, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can

24	MainStay Emerging Markets Debt Fund

be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, the Fund did not hold any futures contracts.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The delivery of foreign currency occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their

25

Notes to Financial Statements (continued)

obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain or loss on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(M)  High Yield and General Debt Securities Risk.  The Fund’s principal investments include high yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market economic or political conditions, these securities may experience higher than normal default rates.

(N)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund also entered into foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

26	MainStay Emerging Markets Debt Fund

Fair value of derivative instruments as of October 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$10,834	$10,834

Total Fair Value		$10,834	$10,834

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(43,997)	$(43,997)

Total Fair Value		$(43,997)	$(43,997)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$231,962	$231,962

Total Realized Gain (Loss)		$231,962	$231,962

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$(127,768)	$(127,768)

Total Change in Unrealized Appreciation (Depreciation)		$(127,768)	$(127,768)

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long	$1,816,660	$1,816,660
Forward Contracts Short	$(1,194,817)	$(1,194,817)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2017, the effective management fee rate was 0.73% inclusive of a fee for fund accounting services of 0.03% of the Fund’s average daily net assets.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $1,308,228.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

27

Notes to Financial Statements (continued)

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $18,262 and $6,423, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,185, $5, $7,814 and $2,589, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$125,728
Investor Class	80,421
Class B	21,483
Class C	99,039
Class I	17,733

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$1,602,748	1.5%

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$178,068,984	$11,439,065	$(6,179,306)	$5,259,759

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$ —	$(9,191,064)	$(41,199)	$5,153,305	$(4,078,958)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of forward contracts.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(2,731,692)	$2,731,692	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss).

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $9,191,064 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$409	$8,782

The Fund utilized $1,731,597 of capital loss carryforwards during the year ended October 31, 2017.

28	MainStay Emerging Markets Debt Fund

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$5,951,074	$5,155,675
Return of Capital	1,741,165	4,417,544
Total	$7,692,239	$9,573,219

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $64,992 and $80,182, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,720,190	$18,241,855
Shares issued to shareholders in reinvestment of dividends and distributions	391,795	4,118,552
Shares redeemed	(3,187,906)	(33,535,669)

Net increase (decrease) in shares outstanding before conversion	(1,075,921)	(11,175,262)
Shares converted into Class A (See Note 1)	845,728	9,165,350
Shares converted from Class A (See Note 1)	(65,390)	(688,356)

Net increase (decrease)	(295,583)	$(2,698,268)

Year ended October 31, 2016:
Shares sold	3,503,620	$35,621,956
Shares issued to shareholders in reinvestment of dividends and distributions	481,703	4,776,515
Shares redeemed	(4,050,073)	(40,976,204)

Net increase (decrease) in shares outstanding before conversion	(64,750)	(577,733)
Shares converted into Class A (See Note 1)	279,282	2,834,047
Shares converted from Class A (See Note 1)	(57,052)	(572,828)

Net increase (decrease)	157,480	$1,683,486

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	206,404	$2,189,642
Shares issued to shareholders in reinvestment of dividends and distributions	97,225	1,028,872
Shares redeemed	(926,723)	(9,604,953)

Net increase (decrease) in shares outstanding before conversion	(623,094)	(6,386,439)
Shares converted into Investor Class (See Note 1)	101,894	1,087,744
Shares converted from Investor Class (See Note 1)	(829,412)	(9,072,093)

Net increase (decrease)	(1,350,612)	$(14,370,788)

Year ended October 31, 2016:
Shares sold	855,021	$9,110,002
Shares issued to shareholders in reinvestment of dividends and distributions	130,823	1,308,977
Shares redeemed	(389,117)	(3,894,045)

Net increase (decrease) in shares outstanding before conversion	596,727	6,524,934
Shares converted into Investor Class (See Note 1)	123,330	1,238,250
Shares converted from Investor Class (See Note 1)	(270,240)	(2,767,491)

Net increase (decrease)	449,817	$4,995,693

29

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	38,191	$390,440
Shares issued to shareholders in reinvestment of dividends and distributions	21,259	218,872
Shares redeemed	(150,945)	(1,558,335)

Net increase (decrease) in shares outstanding before conversion	(91,495)	(949,023)
Shares converted from Class B (See Note 1)	(72,105)	(749,331)

Net increase (decrease)	(163,600)	$(1,698,354)

Year ended October 31, 2016:
Shares sold	98,628	$964,043
Shares issued to shareholders in reinvestment of dividends and distributions	31,332	304,370
Shares redeemed	(186,521)	(1,794,524)

Net increase (decrease) in shares outstanding before conversion	(56,561)	(526,111)
Shares converted from Class B (See Note 1)	(76,204)	(739,652)

Net increase (decrease)	(132,765)	$(1,265,763)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	234,518	$2,424,850
Shares issued to shareholders in reinvestment of dividends and distributions	94,874	978,127
Shares redeemed	(1,144,331)	(11,808,340)

Net increase (decrease) in shares outstanding before conversion	(814,939)	(8,405,363)
Shares converted from Class C (See Note 1)	(1,261)	(13,330)

Net increase (decrease)	(816,200)	$(8,418,693)

Year ended October 31, 2016:
Shares sold	519,985	$5,052,581
Shares issued to shareholders in reinvestment of dividends and distributions	137,661	1,340,368
Shares redeemed	(1,198,526)	(11,609,014)

Net increase (decrease)	(540,880)	$(5,216,065)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,896,970	$20,446,306
Shares issued to shareholders in reinvestment of dividends and distributions	51,546	546,482
Shares redeemed	(1,196,200)	(12,595,372)

Net increase (decrease) in shares outstanding before conversion	752,316	8,397,416
Shares converted into Class I (See Note 1)	25,884	270,016

Net increase (decrease)	778,200	$8,667,432

Year ended October 31, 2016:
Shares sold	685,551	$6,928,472
Shares issued to shareholders in reinvestment of dividends and distributions	43,563	432,725
Shares redeemed	(1,174,000)	(11,590,399)

Net increase (decrease) in shares outstanding before conversion	(444,886)	(4,229,202)
Shares converted into Class I (See Note 1)	764	7,674

Net increase (decrease)	(444,122)	$(4,221,528)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Emerging Markets Debt Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Emerging Markets Debt Fund (formerly, MainStay Global High Income Fund) (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Emerging Markets Debt Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

31

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Funds and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
2,644,056,263.750	21,799,781.292	2,665,856,045.042

David H. Chow:

Votes For	Votes Witheld	Total
2,644,576,776.557	21,279,268.485	2,665,856,045.042

Susan B. Kerley:

Votes For	Votes Witheld	Total
2,645,459,747.343	20,396,297.699	2,665,856,045.042

Alan R. Latshaw:

Votes For	Votes Witheld	Total
2,644,443,039.401	21,413,005.641	2,665,856,045.042

Peter Meenan:

Votes For	Votes Witheld	Total
2,640,156,421.578	25,699,623.464	2,665,856,045.042

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
2,641,415,514.849	24,440,530.193	2,665,856,045.042

Jacques P. Perold:

Votes For	Votes Witheld	Total
2,645,300,993.731	20,555,051.311	2,665,856,045.042

Richard S. Trutanic:

Votes For	Votes Witheld	Total
2,641,761,336.311	24,094,708.731	2,665,856,045.042

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Emerging Markets Debt Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

34	MainStay Emerging Markets Debt Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717391 MS286-17	MSEMD11-12/17 (NYLIM) NL218

MainStay International Equity Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	14.90 21.59%	6.23 7.44%	1.44 2.01%	1.33 1.33%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	14.48 21.15	5.87 7.07	2.25 2.85	1.70 1.70
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9/13/1994	15.25 20.25	5.94 6.26	0.92 0.92	2.45 2.45
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	19.33 20.33	6.28 6.28	0.93 0.93	2.45 2.45
Class I Shares	No Sales Charge		1/2/2004	21.94	7.72	2.29	1.08
Class R1 Shares	No Sales Charge		1/2/2004	21.78	7.61	2.19	1.18
Class R2 Shares	No Sales Charge		1/2/2004	21.55	7.35	1.94	1.42
Class R3 Shares	No Sales Charge		4/28/2006	21.21	7.08	1.68	1.68

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or Since Inception
MSCI ACWI® Ex U.S. Index[4]	23.64%	7.29%	0.92%
MSCI EAFE® Index[5]	23.44	8.53	1.10
Morningstar Foreign Large Growth Category Average[6]	25.00	9.13	1.90

4.	The Fund has selected the MSCI ACWI® Ex U.S. Index as its primary broad-based securities market index. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,109.80	$7.02	$1,018.60	$6.72	1.32%

Investor Class Shares	$1,000.00	$1,108.30	$8.82	$1,016.80	$8.44	1.66%

Class B Shares	$1,000.00	$1,103.90	$12.83	$1,013.00	$12.28	2.42%

Class C Shares	$1,000.00	$1,104.70	$12.84	$1,013.00	$12.28	2.42%

Class I Shares	$1,000.00	$1,112.00	$5.70	$1,019.80	$5.45	1.07%

Class R1 Shares	$1,000.00	$1,111.30	$6.23	$1,019.30	$5.95	1.17%

Class R2 Shares	$1,000.00	$1,110.10	$7.55	$1,018.00	$7.22	1.42%

Class R3 Shares	$1,000.00	$1,108.90	$8.88	$1,016.80	$8.49	1.67%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2017 (Unaudited)

United Kingdom	16.2%
United States	11.9
Japan	11.3
Germany	11.0
Switzerland	5.2
Netherlands	4.4
Belgium	3.9
Canada	3.9
India	3.4
Sweden	3.1
Israel	2.9
China	2.5

Taiwan	2.2%
Italy	2.1
Spain	2.1
Australia	2.0
Brazil	1.9
Thailand	1.9
Jordan	1.8
Denmark	1.7
Ireland	1.7
Mexico	0.8
Other Assets, Less Liabilities	2.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Prudential PLC

2.	Fresenius Medical Care A.G. & Co. KGaA

3.	TE Connectivity, Ltd.

4.	United Internet A.G., Registered

5.	Hexagon AB, Class B
6.	Tsuruha Holdings, Inc.

7.	Wirecard A.G.

8.	LivaNova PLC

9.	Start Today Co., Ltd.

10.	Experian PLC

8	MainStay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch and Lawrence Rosenberg of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Equity Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay International Equity Fund returned 21.59% for Class A shares, 21.15% for Investor Class shares, 20.25% for Class B shares and 20.33% for Class C shares for the 12 months ended October 31, 2017. Over the same period, the Fund’s Class I shares returned 21.94%, Class R1 shares returned 21.78%, Class R2 shares returned 21.55% and Class R3 shares returned 21.21%. For the 12 months ended October 31, 2017, all share classes underperformed the 23.64% return of the MSCI ACWI® Ex U.S. Index,1 which is the Fund’s primary benchmark; the 23.44% return of the MSCI EAFE® Index,1 which is the Fund’s secondary benchmark; and the 25.00% return of the Morningstar Foreign Large Growth Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund since the semiannual report?

Effective August 1, 2017, Ian Murdoch and Lawrence Rosenberg were added as portfolio managers of the Fund and Edward Ramos was removed as a portfolio manager of the Fund. Carlos Garcia-Tunon continued to serve as a portfolio manager of the Fund. For more information about these changes see the prospectus supplement dated August 1, 2017.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the MSCI ACWI® Ex U.S. Index suffered from negative contributions from country allocation and stock selection on a sector basis, partially offset by contributions from stock selection on a country basis and sector allocation. (Contributions take weightings and total returns into account.) The negative effect from country allocation was driven primarily by overweight allocations relative to the MSCI ACWI® Ex U.S. Index in Ireland and Israel, coupled with an underweight position in France. Stock selection on a sector basis was negative in information technology, health care and consumer staples. The positive effect of stock selection on a country basis was driven by notable strength in Israel, Switzerland and Germany. The positive effect from sector allocation was mainly driven by an overweight allocation relative to the MSCI ACWI® Ex U.S. Index in the information technology sector. Underweight positions relative to the Index in the telecommunication services and consumer staples sectors also contributed positively to the Fund’s relative performance.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI ACWI® Ex U.S. Index were information technology, real estate and consumer discretionary. Information technology benefited from favorable allocation, partially offset by a negative contribution from stock selection. Real estate benefited from both positive stock selection and a positive allocation effect. Consumer discretionary benefited from positive stock selection, with the allocation effect being very modestly negative. The Fund held overweight positions in the information technology and consumer discretionary sectors, of which information technology outperformed the MSCI ACWI® Ex U.S. Index and consumer discretionary underperformed. The Fund held an underweight position in the real estate sector, which underperformed the MSCI ACWI® Ex U.S. Index.

The sectors that made the weakest contributions to the Fund’s performance relative to the MSCI ACWI® Ex U.S. Index were health care, materials and consumer staples. All three sectors suffered from unfavorable stock selection effects, with sector allocation being negative for health care and materials and positive for consumer staples. The Fund held an overweight position relative to the MSCI ACWI® Ex U.S. Index in the health care sector, which underperformed the Index, and underweight positions in the materials and consumer staples sectors, of which the materials sector outperformed the Index and the consumer staples sector underperformed.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were Swiss connectivity and sensor solutions manufacturer TE Connectivity, U.K.-domiciled global life insurer Prudential PLC and Japanese online apparel shopping site operator Start Today. Each of these stocks contributed positively to absolute performance on continued strong growth and strategy execution.

The most significant detractors from the Fund’s absolute performance were Japanese provider of clinical test reagents and related equipment Sysmex, Indian generic pharmaceutical company Lupin Limited and Chinese biopharmaceutical company China Biologic Products. Sysmex underperformed following sluggish business trends, notably in China. Shares of Lupin declined on higher generic pricing pressure owing to a more

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Morningstar Foreign Large Growth Category Average.

9

efficient Food and Drug Administration (FDA) approval process and channel consolidation in the United States. China Biologic Products suffered from increased industry competition, which hurt the company’s sales and profit growth.

Did the Fund make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included German Internet payments and processing company Wirecard, Japanese corporate fringe-benefits outsourcer Relo Group and Canadian software holding company Constellation Software. Notable sales during the reporting period included Sysmex, China Biologic Products and Irish private label over-the-counter pharmaceutical company Perrigo.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its exposure to the financials and information technology sectors. Over the same period, the Fund reduced its exposure to the health care, consumer staples and utilities sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund held overweight positions relative to the MSCI ACWI® Ex U.S. Index in the information technology, health care and consumer discretionary sectors. As of the same date, the Fund held underweight positions in the financials, energy and materials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Equity Fund

Portfolio of Investments October 31, 2017

	Shares	Value
Common Stocks 97.7%†
Australia 2.0%
Corporate Travel Management, Ltd. (Hotels, Restaurants & Leisure)	188,212	$3,462,914
Gateway Lifestyle (Real Estate Management & Development)	1,694,883	2,555,442

		6,018,356

Belgium 3.9%
Ontex Group N.V. (Personal Products)	188,865	6,642,879
UCB S.A. (Pharmaceuticals)	70,426	5,126,410

		11,769,289

Brazil 1.9%
Cielo S.A. (IT Services)	839,640	5,744,243

Canada 3.9%
Bank of Nova Scotia (Banks)	70,900	4,576,817
Constellation Software, Inc. (Software)	12,500	7,111,658

		11,688,475

China 2.5%
51job, Inc., ADR (Professional Services) (a)	47,256	2,925,147
NetEase, Inc., ADR (Internet Software & Services)	16,798	4,735,692

		7,660,839

Denmark 1.7%
Novo Nordisk A/S, Class B (Pharmaceuticals)	104,733	5,210,214

Germany 11.0%
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	112,825	10,910,833
Scout24 A.G. (Internet Software & Services) (b)	99,769	3,993,177
♦United Internet A.G., Registered (Internet Software & Services)	150,515	9,522,027
♦Wirecard A.G. (IT Services)	92,152	9,075,868

		33,501,905

India 3.4%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	203,411	5,341,752
Yes Bank, Ltd. (Banks)	1,022,950	4,968,563

		10,310,315

Ireland 1.7%
Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	50,517	5,166,565

Israel 2.9%
Check Point Software Technologies, Ltd. (Software) (a)	73,623	8,666,163

	Shares	Value
Italy 2.1%
Banca IFIS S.p.A. (Diversified Financial Services)	52,274	$2,850,324
De’Longhi S.p.A. (Household Durables)	108,637	3,562,263

		6,412,587

Japan 11.3%
CyberAgent, Inc. (Media)	255,300	7,858,493
Relo Group, Inc. (Real Estate Management & Development)	337,600	8,331,257
♦Start Today Co., Ltd. (Internet & Direct Marketing Retail)	322,896	8,774,888
♦Tsuruha Holdings, Inc. (Food & Staples Retailing)	75,488	9,314,425

		34,279,063

Jordan 1.8%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	360,075	5,566,639

Mexico 0.8%
Banregio Grupo Financiero S.A.B. de C.V. (Banks)	456,087	2,432,718

Netherlands 4.4%
GrandVision N.V. (Specialty Retail) (b)	179,032	4,469,127
IMCD Group N.V. (Trading Companies & Distributors)	59,352	3,733,352
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	128,880	5,247,647

		13,450,126

Spain 2.1%
Grifols S.A. (Biotechnology)	207,224	6,487,216

Sweden 3.1%
♦Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	182,716	9,369,716

Switzerland 5.2%
DKSH Holding A.G. (Professional Services)	34,040	2,854,153
♦TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	113,252	10,302,535
Tecan Group A.G., Registered (Life Sciences Tools & Services)	11,974	2,532,465

		15,689,153

Taiwan 2.2%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	159,306	6,743,423

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Thailand 1.9%
Kasikornbank PCL (Banks)	854,344	$5,863,649

United Kingdom 16.2%
Big Yellow Group PLC (Equity Real Estate Investment Trusts)	202,713	2,093,289
BTG PLC (Pharmaceuticals) (a)	507,001	5,077,235
♦Experian PLC (Professional Services)	412,696	8,693,218
HomeServe PLC (Commercial Services & Supplies)	289,180	3,287,677
Johnson Matthey PLC (Chemicals)	193,518	8,689,878
♦Prudential PLC (Insurance)	520,801	12,810,318
Telit Communications PLC (Communications Equipment)	54,800	125,004
Whitbread PLC (Hotels, Restaurants & Leisure)	171,771	8,425,124

		49,201,743

United States 11.7%
Accenture PLC, Class A (IT Services)	55,835	7,948,670
ICON PLC (Life Sciences Tools & Services) (a)	52,886	6,286,030
♦LivaNova PLC (Health Care Equipment & Supplies) (a)	119,301	8,816,344
Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	1,517,400	6,340,816
Shire PLC (Biotechnology)	123,095	6,083,412

		35,475,272

Total Common Stocks (Cost $239,231,272)		296,707,669

	Principal Amount	Value
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
United States 0.2%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $607,883 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 4/30/23, with a Principal Amount of $635,000 and a Market Value of $620,067) (Capital Markets)	$607,878	$607,878

Total Short-Term Investment (Cost $607,878)		607,878

Total Investments (Cost $239,839,150)	97.9%	297,315,547
Other Assets, Less Liabilities	2.1	6,312,718
Net Assets	100.0%	$303,628,265

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$296,707,669	$—	$—	$296,707,669
Short-Term Investment
Repurchase Agreement	—	607,878	—	607,878

Total Investments in Securities	$296,707,669	$607,878	$—	$297,315,547

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Banks	$17,841,747	5.9%
Biotechnology	12,570,628	4.1
Capital Markets	607,878	0.2
Chemicals	8,689,878	2.9
Commercial Services & Supplies	3,287,677	1.1
Communications Equipment	125,004	0.0 ‡
Diversified Financial Services	2,850,324	0.9
Electronic Equipment, Instruments & Components	19,672,251	6.5
Equity Real Estate Investment Trusts	2,093,289	0.7
Food & Staples Retailing	9,314,425	3.1
Health Care Equipment & Supplies	14,063,991	4.6
Health Care Providers & Services	10,910,833	3.6
Hotels, Restaurants & Leisure	17,054,603	5.6
Household Durables	3,562,263	1.2
Insurance	12,810,318	4.2
Internet & Direct Marketing Retail	8,774,888	2.9
Internet Software & Services	18,250,896	6.0
IT Services	22,768,781	7.5
Life Sciences Tools & Services	8,818,495	2.9
Media	7,858,493	2.6
Personal Products	6,642,879	2.2
Pharmaceuticals	20,980,498	6.9
Professional Services	14,472,518	4.8
Real Estate Management & Development	10,886,699	3.6
Semiconductors & Semiconductor Equipment	6,743,423	2.2
Software	15,777,821	5.2
Specialty Retail	4,469,127	1.5
Textiles, Apparel & Luxury Goods	6,340,816	2.1
Thrifts & Mortgage Finance	5,341,752	1.7
Trading Companies & Distributors	3,733,352	1.2

	297,315,547	97.9
Other Assets, Less Liabilities	6,312,718	2.1

Net Assets	$303,628,265	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $239,839,150)	$297,315,547
Cash denominated in foreign currencies (identified cost $6,700,884)	6,577,431
Receivables:
Dividends and interest	388,951
Fund shares sold	97,384
Investment securities sold	25,570
Other assets	28,496

Total assets	304,433,379

Liabilities
Payables:
Foreign capital gains tax (See Note 2(C))	240,602
Manager (See Note 3)	229,583
Fund shares redeemed	222,768
Transfer agent (See Note 3)	31,563
NYLIFE Distributors (See Note 3)	29,371
Shareholder communication	25,965
Professional fees	9,103
Custodian	8,703
Trustees	748
Investment securities purchased	91
Accrued expenses	6,617

Total liabilities	805,114

Net assets	$303,628,265

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$185,774
Additional paid-in capital	282,832,647

283,018,421
Distributions in excess of net investment income	(391,642)
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(36,108,712)
Net unrealized appreciation (depreciation) on investments (b)	57,235,795
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(125,597)

Net assets	$303,628,265

Class A
Net assets applicable to outstanding shares	$54,553,418

Shares of beneficial interest outstanding	3,329,850

Net asset value per share outstanding	$16.38
Maximum sales charge (5.50% of offering price)	0.95

Maximum offering price per share outstanding	$17.33

Investor Class
Net assets applicable to outstanding shares	$25,029,000

Shares of beneficial interest outstanding	1,538,378

Net asset value per share outstanding	$16.27
Maximum sales charge (5.50% of offering price)	0.95

Maximum offering price per share outstanding	$17.22

Class B
Net assets applicable to outstanding shares	$6,210,223

Shares of beneficial interest outstanding	426,713

Net asset value and offering price per share outstanding	$14.55

Class C
Net assets applicable to outstanding shares	$7,563,583

Shares of beneficial interest outstanding	519,622

Net asset value and offering price per share outstanding	$14.56

Class I
Net assets applicable to outstanding shares	$205,009,444

Shares of beneficial interest outstanding	12,441,227

Net asset value and offering price per share outstanding	$16.48

Class R1
Net assets applicable to outstanding shares	$2,615,575

Shares of beneficial interest outstanding	159,661

Net asset value and offering price per share outstanding	$16.38

Class R2
Net assets applicable to outstanding shares	$1,200,964

Shares of beneficial interest outstanding	73,120

Net asset value and offering price per share outstanding	$16.42

Class R3
Net assets applicable to outstanding shares	$1,446,058

Shares of beneficial interest outstanding	88,790

Net asset value and offering price per share outstanding	$16.29

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.
(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $240,602.

14	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$3,949,888
Interest	754
Other income	295

Total income	3,950,937

Expenses
Manager (See Note 3)	2,515,380
Transfer agent (See Note 3)	372,258
Distribution/Service—Class A (See Note 3)	105,206
Distribution/Service—Investor Class (See Note 3)	78,210
Distribution/Service—Class B (See Note 3)	63,717
Distribution/Service—Class C (See Note 3)	72,109
Distribution/Service—Class R2 (See Note 3)	2,886
Distribution/Service—Class R3 (See Note 3)	6,400
Registration	106,219
Custodian	84,603
Professional fees	77,187
Shareholder communication	44,784
Trustees	6,926
Shareholder service (See Note 3)	4,926
Miscellaneous	34,112

Total expenses	3,574,923

Net investment income (loss)	376,014

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	23,471,074
Foreign currency transactions	269,724

Net realized gain (loss) on investments and foreign currency transactions	23,740,798

Net change in unrealized appreciation (depreciation) on:
Investments (b)	32,009,899
Translation of other assets and liabilities in foreign currencies	(100,154)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	31,909,745

Net realized and unrealized gain (loss) on investments and foreign currency transactions	55,650,543

Net increase (decrease) in net assets resulting from operations	$56,026,557

(a)	Dividends recorded net of foreign withholding taxes in the amount of $287,271.

(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $16,733.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$376,014	$1,112,367
Net realized gain (loss) on investments and foreign currency transactions	23,740,798	17,018,979
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	31,909,745	(16,498,874)

Net increase (decrease) in net assets resulting from operations	56,026,557	1,632,472

Dividends to shareholders:
From net investment income:
Class A	(109,089)	(21,107)
Class I	(939,444)	(653,743)
Class R1	(10,000)	(5,305)
Class R2	(1,310)	—

Total dividends to shareholders	(1,059,843)	(680,155)

Capital share transactions:
Net proceeds from sale of shares	38,670,309	38,503,958
Net asset value of shares issued to shareholders in reinvestment of dividends	1,054,329	677,340
Cost of shares redeemed	(63,024,436)	(94,035,967)

Increase (decrease) in net assets derived from capital share transactions	(23,299,798)	(54,854,669)

Net increase (decrease) in net assets	31,666,916	(53,902,352)

Net Assets
Beginning of year	271,961,349	325,863,701

End of year	$303,628,265	$271,961,349

Distributions in excess of net investment income at end of year	$(391,642)	$(508,194)

16	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$13.51	$13.51		$13.11	$13.37	$11.68

Net investment income (loss) (a)	0.00 ‡	0.04		0.03	0.07	0.05
Net realized and unrealized gain (loss) on investments	2.90	(0.04)		0.49	(0.26)	1.75
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01		(0.03)	(0.04)	(0.01)

Total from investment operations	2.91	0.01		0.49	(0.23)	1.79

Less dividends:
From net investment income	(0.04)	(0.01)		(0.09)	(0.03)	(0.10)

Net asset value at end of year	$16.38	$13.51		$13.51	$13.11	$13.37

Total investment return (b)	21.59%	0.05%		3.78%	(1.76%)	15.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.28	%(c)	0.20%	0.51%	0.38%
Net expenses	1.34%	1.32	%(d)	1.33%	1.34%	1.40%
Portfolio turnover rate	45%	33%		42%	37%	29%
Net assets at end of year (in 000’s)	$54,553	$41,891		$43,405	$45,882	$57,948

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.27%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.33%.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$13.43	$13.47		$13.07	$13.35	$11.66

Net investment income (loss) (a)	(0.04)	(0.01)		(0.02)	0.03	0.01
Net realized and unrealized gain (loss) on investments	2.87	(0.04)		0.50	(0.27)	1.75
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01		(0.03)	(0.04)	(0.01)

Total from investment operations	2.84	(0.04)		0.45	(0.28)	1.75

Less dividends:
From net investment income	—	—		(0.05)	—	(0.06)

Net asset value at end of year	$16.27	$13.43		$13.47	$13.07	$13.35

Total investment return (b)	21.15%	(0.30%)		3.43%	(2.10%)	15.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.26%)	(0.11	%)(c)	(0.14%)	0.19%	0.05%
Net expenses	1.69%	1.69	% (d)	1.68%	1.67%	1.72%
Portfolio turnover rate	45%	33%		42%	37%	29%
Net assets at end of year (in 000’s)	$25,029	$31,523		$34,329	$34,377	$37,457

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.70%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016		2015	2014	2013
Net asset value at beginning of year	$12.10	$12.23		$11.91	$12.26	$10.73

Net investment income (loss) (a)	(0.14)	(0.10)		(0.11)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.58	(0.04)		0.46	(0.24)	1.62
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01		(0.03)	(0.04)	(0.01)

Total from investment operations	2.45	(0.13)		0.32	(0.35)	1.53

Net asset value at end of year	$14.55	$12.10		$12.23	$11.91	$12.26

Total investment return (b)	20.25%	(1.06%)		2.69%	(2.85%)	14.26	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.05%)	(0.86	%)(d)	(0.91%)	(0.57%)	(0.73%)
Net expenses	2.44%	2.44	% (e)	2.43%	2.42%	2.47%
Portfolio turnover rate	45%	33%		42%	37%	29%
Net assets at end of year (in 000’s)	$6,210	$6,991		$8,982	$11,058	$13,981

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.87)%.
(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

	Year ended October 31,
Class C	2017	2016		2015	2014	2013
Net asset value at beginning of year	$12.10	$12.23		$11.92	$12.26	$10.74

Net investment income (loss) (a)	(0.14)	(0.10)		(0.11)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.59	(0.04)		0.45	(0.24)	1.61
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01		(0.03)	(0.03)	(0.01)

Total from investment operations	2.46	(0.13)		0.31	(0.34)	1.52

Net asset value at end of year	$14.56	$12.10		$12.23	$11.92	$12.26

Total investment return (b)	20.33%	(1.06%)		2.60%	(2.77%)	14.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.05%)	(0.84	%)(c)	(0.90%)	(0.57%)	(0.71%)
Net expenses	2.44%	2.44	% (d)	2.43%	2.42%	2.47%
Portfolio turnover rate	45%	33%		42%	37%	29%
Net assets at end of year (in 000’s)	$7,564	$7,850		$8,292	$8,383	$10,088

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.85)%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.45%.

18	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$13.59	$13.59		$13.19	$13.45	$11.75

Net investment income (loss) (a)	0.05	0.07		0.06	0.11	0.08
Net realized and unrealized gain (loss) on investments	2.90	(0.04)		0.50	(0.27)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01		(0.03)	(0.04)	(0.01)

Total from investment operations	2.96	0.04		0.53	(0.20)	1.83

Less dividends:
From net investment income	(0.07)	(0.04)		(0.13)	(0.06)	(0.13)

Net asset value at end of year	$16.48	$13.59		$13.59	$13.19	$13.45

Total investment return (b)	21.94%	0.29%		4.04%	(1.49%)	15.72%
Net investment income (loss)	0.31%	0.54	%(c)	0.46%	0.79%	0.62%
Net expenses	1.09%	1.07	%(d)	1.08%	1.09%	1.14%
Portfolio turnover rate	45%	33%		42%	37%	29%
Net assets at end of year (in 000’s)	$205,009	$179,274		$224,307	$223,797	$202,289

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.53%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Year ended October 31,
Class R1	2017	2016		2015	2014	2013
Net asset value at beginning of year	$13.51	$13.51		$13.11	$13.37	$11.67

Net investment income (loss) (a)	0.03	0.06		0.04	0.09	0.06
Net realized and unrealized gain (loss) on investments	2.89	(0.05)		0.50	(0.27)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01		(0.03)	(0.04)	(0.01)

Total from investment operations	2.93	0.02		0.51	(0.22)	1.81

Less dividends:
From net investment income	(0.06)	(0.02)		(0.11)	(0.04)	(0.11)

Net asset value at end of year	$16.38	$13.51		$13.51	$13.11	$13.37

Total investment return (b)	21.78%	0.18%		3.95%	(1.63%)	15.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.41	%(c)	0.33%	0.66%	0.49%
Net expenses	1.19%	1.17	%(d)	1.18%	1.19%	1.25%
Portfolio turnover rate	45%	33%		42%	37%	29%
Net assets at end of year (in 000’s)	$2,616	$2,478		$3,032	$3,597	$4,003

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.40%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.18%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2017		2016	2015	2014	2013
Net asset value at beginning of year	$13.54		$13.54	$13.14	$13.40	$11.70

Net investment income (loss) (a)	0.01		0.01	0.01	0.05	0.03
Net realized and unrealized gain (loss) on investments	2.88		(0.01)	0.50	(0.26)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.00 ‡	(0.03)	(0.04)	(0.01)

Total from investment operations	2.90		0.00 ‡	0.48	(0.25)	1.78

Less dividends:
From net investment income	(0.02)		—	(0.08)	(0.01)	(0.08)

Net asset value at end of year	$16.42		$13.54	$13.54	$13.14	$13.40

Total investment return (b)	21.55	%(c)	(0.07%)	3.73%	(1.88%)	15.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%		0.08%	0.11%	0.36%	0.26%
Net expenses	1.44%		1.42%	1.43%	1.44%	1.49%
Portfolio turnover rate	45%		33%	42%	37%	29%
Net assets at end of year (in 000’s)	$1,201		$847	$2,313	$3,509	$8,487

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class R3	2017	2016		2015	2014	2013
Net asset value at beginning of year	$13.44	$13.48		$13.07	$13.35	$11.64

Net investment income (loss) (a)	(0.04)	(0.01)		(0.02)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	2.88	(0.04)		0.50	(0.26)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01		(0.03)	(0.04)	(0.01)

Total from investment operations	2.85	(0.04)		0.45	(0.28)	1.74

Less dividends:
From net investment income	—	—		(0.04)	—	(0.03)

Net asset value at end of year	$16.29	$13.44		$13.48	$13.07	$13.35

Total investment return (b)	21.21%	(0.30%)		3.44%	(2.10%)	15.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27%)	(0.11	%)(c)	(0.15%)	0.17%	(0.05%)
Net expenses	1.69%	1.67	% (d)	1.68%	1.69%	1.74%
Portfolio turnover rate	45%	33%		42%	37%	29%
Net assets at end of year (in 000’s)	$1,446	$1,108		$1,204	$1,291	$1,365

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.68%.

20	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay International Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”),

21

Notes to Financial Statements (continued)

aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer

22	MainStay International Equity Fund

in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2017, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during

23

Notes to Financial Statements (continued)

the year ended October 31, 2017, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts

24	MainStay International Equity Fund

of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million.

During the year ended October 31, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.89%.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $2,515,380.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2

25

Notes to Financial Statements (continued)

and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$2,492
Class R2	1,154
Class R3	1,280

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $6,150 and $9,884, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,395, $19, $14,813 and $623, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$31,926
Investor Class	133,372
Class B	27,318
Class C	30,910
Class I	144,992
Class R1	1,897
Class R2	869
Class R3	974

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$86,766,206	42.3%

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$242,734,735	$61,169,582	$(6,588,770)	$54,580,812

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,997,998	$(35,592,840)	$(9,927)	$54,214,613	$20,609,844

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$800,381	$7,400,653	$(8,201,034)

The reclassifications for the Fund are primarily due to foreign currency transactions, PFIC adjustments and expiration of capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $35,592,840 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

26	MainStay International Equity Fund

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2019	$35,593	$—

The Fund utilized $23,084,755 of capital loss carryforwards during the year ended October 31, 2017. The Fund had $8,201,034 of capital loss carryforward that expired during the year ended October 31, 2017.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$1,059,843	$680,155

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $124,509 and $144,173, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	345,562	$5,153,486
Shares issued to shareholders in reinvestment of dividends and distributions	8,386	106,672
Shares redeemed	(877,615)	(12,554,676)

Net increase (decrease) in shares outstanding before conversion	(523,667)	(7,294,518)
Shares converted into Class A (See Note 1)	787,104	12,465,344
Shares converted from Class A (See Note 1)	(33,750)	(483,068)

Net increase (decrease)	229,687	$4,687,758

Year ended October 31, 2016:
Shares sold	682,885	$9,152,419
Shares issued to shareholders in reinvestment of dividends and distributions	1,533	20,613
Shares redeemed	(905,522)	(12,201,735)

Net increase (decrease) in shares outstanding before conversion	(221,104)	(3,028,703)
Shares converted into Class A (See Note 1)	124,559	1,701,280
Shares converted from Class A (See Note 1)	(16,464)	(217,568)

Net increase (decrease)	(113,009)	$(1,544,991)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	173,615	$2,541,116
Shares redeemed	(274,294)	(3,908,999)

Net increase (decrease) in shares outstanding before conversion	(100,679)	(1,367,883)
Shares converted into Investor Class (See Note 1)	77,754	1,116,985
Shares converted from Investor Class (See Note 1)	(786,293)	(12,378,871)

Net increase (decrease)	(809,218)	$(12,629,769)

Year ended October 31, 2016:
Shares sold	120,057	$1,600,542
Shares redeemed	(308,815)	(4,142,432)

Net increase (decrease) in shares outstanding before conversion	(188,758)	(2,541,890)
Shares converted into Investor Class (See Note 1)	100,778	1,352,914
Shares converted from Investor Class (See Note 1)	(113,873)	(1,551,578)

Net increase (decrease)	(201,853)	$(2,740,554)

27

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	38,477	$482,874
Shares redeemed	(115,580)	(1,470,403)

Net increase (decrease) in shares outstanding before conversion	(77,103)	(987,529)
Shares converted from Class B (See Note 1)	(73,733)	(945,459)

Net increase (decrease)	(150,836)	$(1,932,988)

Year ended October 31, 2016:
Shares sold	87,362	$1,061,625
Shares redeemed	(138,782)	(1,685,117)

Net increase (decrease) in shares outstanding before conversion	(51,420)	(623,492)
Shares converted from Class B (See Note 1)	(105,505)	(1,285,048)

Net increase (decrease)	(156,925)	$(1,908,540)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	100,333	$1,293,338
Shares redeemed	(229,189)	(2,877,871)

Net increase (decrease)	(128,856)	$(1,584,533)

Year ended October 31, 2016:
Shares sold	166,359	$1,959,543
Shares redeemed	(195,770)	(2,387,072)

Net increase (decrease)	(29,411)	$(427,529)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,946,659	$27,785,220
Shares issued to shareholders in reinvestment of dividends and distributions	73,427	936,926
Shares redeemed	(2,782,401)	(40,635,078)

Net increase (decrease) in shares outstanding before conversion	(762,315)	(11,912,932)
Shares converted into Class I (See Note 1)	16,255	225,069

Net increase (decrease)	(746,060)	$(11,687,863)

Year ended October 31, 2016:
Shares sold	1,821,203	$24,276,645
Shares issued to shareholders in reinvestment of dividends and distributions	48,253	651,422
Shares redeemed	(5,189,521)	(71,048,636)

Net increase (decrease)	(3,320,065)	$(46,120,569)

Class R1	Shares	Amount
Year ended October 31, 2017:
Shares sold	8,744	$131,452
Shares issued to shareholders in reinvestment of dividends and distributions	787	10,000
Shares redeemed	(33,216)	(486,548)

Net increase (decrease)	(23,685)	$(345,096)

Year ended October 31, 2016:
Shares sold	4,825	$65,501
Shares issued to shareholders in reinvestment of dividends and distributions	395	5,305
Shares redeemed	(46,398)	(630,744)

Net increase (decrease)	(41,178)	$(559,938)

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	56,641	$797,268
Shares issued to shareholders in reinvestment of dividends and distributions	57	731
Shares redeemed	(46,136)	(680,328)

Net increase (decrease)	10,562	$117,671

Year ended October 31, 2016:
Shares sold	12,594	$168,776
Shares redeemed	(120,810)	(1,618,498)

Net increase (decrease)	(108,216)	$(1,449,722)

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	34,475	$485,555
Shares redeemed	(28,104)	(410,533)

Net increase (decrease)	6,371	$75,022

Year ended October 31, 2016:
Shares sold	16,664	$218,907
Shares redeemed	(23,564)	(321,733)

Net increase (decrease)	(6,900)	$(102,826)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At meetings held September 25-27, 2017, the Board approved the assumption by MacKay Shields LLC (“MacKay Shields”) of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Fund, effective January 1, 2018. As a result, under the supervision of New York Life Investments, MacKay Shields, which is also a wholly-owned, fully autonomous subsidiary of New York Life, will be responsible for the management of the day-to-day investment operations of the Fund. There will be no change in the management fees paid to New York Life Investments by the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Fund.

Effective January 1, 2018, the portfolio managers from Cornerstone Holdings who manage the day-to-day investment operations of the Fund will transition from Cornerstone Holdings to MacKay Shields. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields will not impact the investment strategies or risks of the Fund. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

28	MainStay International Equity Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay International Equity Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay International Equity Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

29

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Funds and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
2,644,056,263.750	21,799,781.292	2,665,856,045.042

David H. Chow:

Votes For	Votes Witheld	Total
2,644,576,776.557	21,279,268.485	2,665,856,045.042

Susan B. Kerley:

Votes For	Votes Witheld	Total
2,645,459,747.343	20,396,297.699	2,665,856,045.042

Alan R. Latshaw:

Votes For	Votes Witheld	Total
2,644,443,039.401	21,413,005.641	2,665,856,045.042

Peter Meenan:

Votes For	Votes Witheld	Total
2,640,156,421.578	25,699,623.464	2,665,856,045.042

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
2,641,415,514.849	24,440,530.193	2,665,856,045.042

Jacques P. Perold:

Votes For	Votes Witheld	Total
2,645,300,993.731	20,555,051.311	2,665,856,045.042

Richard S. Trutanic:

Votes For	Votes Witheld	Total
2,641,761,336.311	24,094,708.731	2,665,856,045.042

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2017, the Fund designated approximately $1,345,473 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2017:

•	the total amount of taxes credited to foreign countries was $285,630.

•	the total amount of income sourced from foreign countries was $4,237,158.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October  31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay International Equity Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

32	MainStay International Equity Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1715994 MS286-17	MSIE11-12/17 (NYLIM) NL213

MainStay Common Stock Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	17.74 24.59%	13.73 15.03%	5.74 6.34%	0.98 0.98%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	17.41 24.25	13.40 14.69	6.78 7.41	1.23 1.23
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	18.31 23.31	13.61 13.84	5.14 5.14	1.98 1.98
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	22.33 23.33	13.83 13.83	5.13 5.13	1.98 1.98
Class I Shares	No Sales Charge		12/28/2004	24.89	15.31	6.63	0.73
Class R3 Shares	No Sales Charge		2/29/2016	24.17	19.14	N/A	1.34

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[4]	23.63%	15.18%	7.51%
Russell 1000® Index[5]	23.67	15.18	7.61
Morningstar Large Blend Category Average[6]	22.34	13.70	6.62

4.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Russell 1000® Index is the Fund’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,105.80	$5.04	$1,020.40	$4.84	0.95%

Investor Class Shares	$1,000.00	$1,104.00	$6.42	$1,019.10	$6.16	1.21%

Class B Shares	$1,000.00	$1,099.90	$10.43	$1,015.30	$10.01	1.97%

Class C Shares	$1,000.00	$1,100.00	$10.43	$1,015.30	$10.01	1.97%

Class I Shares	$1,000.00	$1,106.80	$3.72	$1,021.70	$3.57	0.70%

Class R3 Shares	$1,000.00	$1,103.70	$6.89	$1,018.70	$6.61	1.30%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2017 (Unaudited)

Oil, Gas & Consumable Fuels	6.7%
Software	6.3
Health Care Providers & Services	5.8
Semiconductors & Semiconductor Equipment	5.4
Technology Hardware, Storage & Peripherals	5.3
Banks	5.1
IT Services	4.4
Internet Software & Services	4.3
Pharmaceuticals	4.3
Hotels, Restaurants & Leisure	3.7
Internet & Direct Marketing Retail	3.3
Machinery	3.2
Insurance	3.1
Biotechnology	2.8
Specialty Retail	2.8
Chemicals	2.5
Beverages	2.4
Equity Real Estate Investment Trusts	2.1
Capital Markets	2.0
Food & Staples Retailing	1.9
Diversified Financial Services	1.7
Electric Utilities	1.7
Aerospace & Defense	1.6
Exchange-Traded Funds	1.5
Metals & Mining	1.3
Textiles, Apparel & Luxury Goods	1.3

Tobacco	1.3%
Health Care Equipment & Supplies	1.2
Household Products	1.2
Electronic Equipment, Instruments & Components	1.1
Independent Power & Renewable Electricity Producers	1.1
Diversified Telecommunication Services	0.8
Food Products	0.8
Media	0.8
Household Durables	0.7
Professional Services	0.7
Consumer Finance	0.6
Diversified Consumer Services	0.6
Road & Rail	0.6
Industrial Conglomerates	0.5
Multiline Retail	0.4
Leisure Products	0.3
Trading Companies & Distributors	0.3
Auto Components	0.2
Building Products	0.2
Communications Equipment	0.2
Multi-Utilities	0.0	‡
Paper & Forest Products	0.0	‡
Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of October 31, 2017 (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	Johnson & Johnson

5.	JPMorgan Chase & Co.
6.	Exxon Mobil Corp.

7.	Alphabet, Inc.

8.	Facebook, Inc., Class A

9.	Intel Corp.

10.	Berkshire Hathaway, Inc., Class B

8	MainStay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Common Stock Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Common Stock Fund returned 24.59% for Class A shares, 24.25% for Investor Class shares, 23.31% for Class B shares and 23.33% for Class C shares for the 12 months ended October 31, 2017. Over the same period, the Fund’s Class I shares returned 24.89% and Class R3 shares returned 24.17%. For the 12 months ended October 31, 2017, Class A, Investor Class, Class I and Class R3 shares outperformed—and Class B and Class C shares underperformed—the 23.63% return of the S&P 500® Index,1 which is the Fund’s primary benchmark, and the 23.67% return of the Russell 1000® Index,1 which is the Fund’s secondary benchmark. Over the same period, all share classes outperformed the 22.34% return of the Morningstar Large Blend Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the S&P 500® Index resulted primarily from stock selection. Allocation effects—the effects of being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock-selection process—contributed modestly to relative performance.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributions to the Fund’s performance relative to the S&P 500® Index came from industrials, health care and energy. (Contributions take weightings and total returns into account.) In these sectors, stock selection was the main driver of positive contributions to relative performance. An overweight position in the outperforming information technology sector also contributed modestly to the Fund’s relative performance.

The weakest sector contribution to the Fund’s relative performance came from materials, where stock selection detracted from the Fund’s relative performance. An underweight position relative to the S&P 500® Index in the outperforming financials sector also detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributor to absolute performance was technology company Apple. Best known for its iPhone, the company continued to deliver strong sales and earnings growth. Software company Microsoft was also among the strongest contributors, benefiting from strong earnings and revenue growth. Large diversified financial institution Bank of America was among the strongest contributors, supported by accelerating growth in the United States and by the likelihood of a rising interest-rate environment.

On an absolute basis, the Fund’s weakest performer was steel producer United States Steel, which suffered from oversupply concerns and slowing demand. Other commodities such as oil faced similar challenges, which affected offshore drilling contractor Transocean. Fertilizer company Mosaic was also a weaker performer because of a disappointing outlook for the company that included expectations of softer pricing and lower margins.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund entered into new positions in industrial equipment company Caterpillar and technology software developer and hardware maker Oracle. The Fund established overweight positions relative to the S&P 500® Index in both of these securities. Strong earnings and cash flows were the main drivers behind the Caterpillar purchase. Oracle has displayed attractive earnings trends, and we believed that the stock was reasonably valued.

The Fund exited positions in insurer Aetna and integrated circuits maker QUALCOMM during the reporting period. The Fund exited Aetna because of its valuation, and it sold QUALCOMM because of deteriorating earnings trends.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund modestly increased its weightings relative to the S&P 500® Index in the consumer discretionary and energy sectors. Over the same period, the Fund modestly reduced its weightings relative to the benchmark in the telecommunication services and industrials sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund’s most substantially overweight sectors relative to the S&P 500® Index were information technology and consumer discretionary. As of the same date, the Fund held modestly underweight positions relative to the Index in the industrials and financials sectors.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar Large Blend Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2017

	Shares	Value
Common Stocks 98.6%†
Aerospace & Defense 1.6%
Boeing Co.	9,342	$2,410,049
Lockheed Martin Corp.	11	3,390
Textron, Inc.	12,229	644,957
United Technologies Corp.	475	56,886

		3,115,282

Auto Components 0.2%
Delphi Automotive PLC	4,509	448,104

Banks 5.1%
Bank of America Corp.	52,992	1,451,451
Citigroup, Inc.	37,840	2,781,240
♦JPMorgan Chase & Co.	42,126	4,238,297
Wells Fargo & Co.	23,083	1,295,879

		9,766,867

Beverages 2.4%
Coca-Cola Co.	43,932	2,019,993
PepsiCo., Inc.	22,570	2,487,891

		4,507,884

Biotechnology 2.8%
AbbVie, Inc.	25,349	2,287,747
Amgen, Inc.	3,315	580,854
Gilead Sciences, Inc.	25,602	1,919,126
United Therapeutics Corp. (a)	4,526	536,739

		5,324,466

Building Products 0.2%
Johnson Controls International PLC	7,871	325,781

Capital Markets 2.0%
Ameriprise Financial, Inc.	9,243	1,446,899
Northern Trust Corp.	7,214	674,653
S&P Global, Inc.	1,127	176,342
State Street Corp.	15,515	1,427,380

		3,725,274

Chemicals 2.5%
CF Industries Holdings, Inc.	17,159	651,699
Chemours Co.	22,320	1,263,535
DowDuPont, Inc.	2,524	182,510
LyondellBasell Industries N.V., Class A	12,317	1,275,179
Olin Corp.	35,818	1,308,432

		4,681,355

Communications Equipment 0.2%
ARRIS International PLC (a)	2,870	81,795
Cisco Systems, Inc.	6,524	222,795

		304,590

	Shares	Value
Consumer Finance 0.6%
Synchrony Financial	36,359	$1,186,031

Diversified Consumer Services 0.6%
H&R Block, Inc.	46,652	1,154,170

Diversified Financial Services 1.7%
♦Berkshire Hathaway, Inc., Class B (a)	16,757	3,132,554

Diversified Telecommunication Services 0.8%
AT&T, Inc.	31,840	1,071,416
Verizon Communications, Inc.	9,625	460,749

		1,532,165

Electric Utilities 1.7%
American Electric Power Co., Inc.	7,863	585,086
Duke Energy Corp.	3,192	281,885
Edison International	326	26,064
Exelon Corp.	20,984	843,767
FirstEnergy Corp.	10,957	361,033
NextEra Energy, Inc.	4,884	757,362
PG&E Corp.	5,612	324,205
Xcel Energy, Inc.	1,965	97,307

		3,276,709

Electronic Equipment, Instruments & Components 1.1%
Jabil, Inc.	33,945	959,965
Zebra Technologies Corp., Class A (a)	9,301	1,078,823

		2,038,788

Equity Real Estate Investment Trusts 2.1%
American Tower Corp.	10,629	1,527,068
HCP, Inc.	9,571	247,315
Hospitality Properties Trust	2,962	84,654
Host Hotels & Resorts, Inc.	68,784	1,345,415
Public Storage	1,634	338,647
SBA Communications Corp. (a)	2,953	464,153
Welltower, Inc.	615	41,180

		4,048,432

Food & Staples Retailing 1.9%
Costco Wholesale Corp.	2,480	399,478
CVS Health Corp.	12,096	828,939
Wal-Mart Stores, Inc.	26,539	2,317,120

		3,545,537

Food Products 0.8%
Archer-Daniels-Midland Co.	30,337	1,239,873
Tyson Foods, Inc., Class A	2,612	190,441

		1,430,314

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017. May be subject to change daily. (Unaudited)

10	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 1.2%
Baxter International, Inc.	22,607	$1,457,473
Intuitive Surgical, Inc. (a)	475	178,296
Masimo Corp. (a)	6,155	540,163
Medtronic PLC	2,363	190,269

		2,366,201

Health Care Providers & Services 5.8%
Anthem, Inc.	8,355	1,747,949
Centene Corp. (a)	14,012	1,312,504
Cigna Corp.	8,394	1,655,465
Express Scripts Holding Co. (a)	5,755	352,724
HealthSouth Corp.	2,546	117,472
Humana, Inc.	5,988	1,529,036
UnitedHealth Group, Inc.	13,959	2,934,461
WellCare Health Plans, Inc. (a)	6,701	1,325,056

		10,974,667

Hotels, Restaurants & Leisure 3.7%
Carnival Corp.	21,045	1,397,177
Darden Restaurants, Inc.	15,352	1,263,009
Marriott International, Inc., Class A	4,292	512,808
Royal Caribbean Cruises, Ltd.	11,079	1,371,248
Wyndham Worldwide Corp.	8,394	896,899
Wynn Resorts, Ltd.	8,883	1,310,154
Yum! Brands, Inc.	2,836	211,140

		6,962,435

Household Durables 0.7%
NVR, Inc. (a)	5	16,407
PulteGroup, Inc.	41,118	1,242,997

		1,259,404

Household Products 1.2%
Procter & Gamble Co.	26,806	2,314,430

Independent Power & Renewable Electricity Producers 1.1%
AES Corp.	83,297	885,447
NRG Energy, Inc.	51,821	1,295,525

		2,180,972

Industrial Conglomerates 0.5%
3M Co.	1,223	281,522
General Electric Co.	21,410	431,626
Honeywell International, Inc.	1,047	150,936

		864,084

Insurance 3.1%
Aflac, Inc.	15,175	1,273,031
Allstate Corp.	13,025	1,222,527
Assurant, Inc.	963	96,926
First American Financial Corp.	15,364	836,109
Lincoln National Corp.	9,298	704,602
MetLife, Inc.	8,997	482,059

	Shares	Value
Insurance (continued)
Principal Financial Group, Inc.	15	$988
Progressive Corp.	7,371	358,599
Prudential Financial, Inc.	2,466	272,394
Travelers Cos., Inc.	1,268	167,947
Unum Group	154	8,014
XL Group, Ltd.	9,118	369,005

		5,792,201

Internet & Direct Marketing Retail 3.3%
♦Amazon.com, Inc. (a)	4,536	5,013,550
Expedia, Inc.	9,096	1,133,907
Netflix, Inc. (a)	286	56,179
Priceline Group, Inc. (a)	29	55,447

		6,259,083

Internet Software & Services 4.3%
Akamai Technologies, Inc. (a)	13,274	693,567
♦Alphabet, Inc. (a)
Class A	1,935	1,998,932
Class C	1,918	1,949,916
♦Facebook, Inc., Class A (a)	19,906	3,584,274

		8,226,689

IT Services 4.4%
Accenture PLC, Class A	2,115	301,091
Alliance Data Systems Corp.	5,614	1,256,020
International Business Machines Corp.	15,115	2,328,617
Mastercard, Inc., Class A	7,875	1,171,564
MAXIMUS, Inc.	7,699	511,445
PayPal Holdings, Inc. (a)	9,454	685,982
Total System Services, Inc.	5,770	415,728
Visa, Inc., Class A	15,455	1,699,741

		8,370,188

Leisure Products 0.3%
Polaris Industries, Inc.	4,069	481,892

Machinery 3.2%
Caterpillar, Inc.	14,158	1,922,656
Cummins, Inc.	7,170	1,268,230
Oshkosh Corp.	14,394	1,317,915
PACCAR, Inc.	5,899	423,135
Terex Corp.	12,965	610,781
Trinity Industries, Inc.	15,265	496,418

		6,039,135

Media 0.8%
Comcast Corp., Class A	38,379	1,382,795
Live Nation Entertainment, Inc. (a)	3,634	159,097
Walt Disney Co.	515	50,372

		1,592,264

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Metals & Mining 1.3%
Freeport-McMoRan, Inc. (a)	92,874	$1,298,379
Newmont Mining Corp.	29,964	1,083,498

		2,381,877

Multi-Utilities 0.0%‡
Consolidated Edison, Inc.	147	12,649

Multiline Retail 0.4%
Nordstrom, Inc.	15,105	598,913
Target Corp.	3,146	185,740

		784,653

Oil, Gas & Consumable Fuels 6.7%
Andeavor	7,335	779,270
Chevron Corp.	24,715	2,864,221
♦Exxon Mobil Corp.	50,151	4,180,086
HollyFrontier Corp.	30,191	1,115,558
Marathon Petroleum Corp.	24,773	1,479,939
ONEOK, Inc.	13,000	705,510
Valero Energy Corp.	19,828	1,564,231

		12,688,815

Paper & Forest Products 0.0%‡
Louisiana-Pacific Corp. (a)	1,282	34,845

Pharmaceuticals 4.3%
Eli Lilly & Co.	3,502	286,954
♦Johnson & Johnson	30,751	4,286,997
Merck & Co., Inc.	13,346	735,231
Mylan N.V. (a)	3,456	123,414
Pfizer, Inc.	75,736	2,655,304

		8,087,900

Professional Services 0.7%
Robert Half International, Inc.	25,526	1,321,481

Road & Rail 0.6%
Knight-Swift Transportation Holdings, Inc. (a)	14,824	614,455
Ryder System, Inc.	7,571	613,856

		1,228,311

Semiconductors & Semiconductor Equipment 5.4%
Applied Materials, Inc.	10,949	617,852
Broadcom, Ltd.	1,002	264,438
First Solar, Inc. (a)	24,447	1,340,185
♦Intel Corp.	70,269	3,196,537
Lam Research Corp.	7,665	1,598,689
Micron Technology, Inc. (a)	40,404	1,790,301
NVIDIA Corp.	1,789	369,983
Qorvo, Inc. (a)	14,309	1,084,765

		10,262,750

	Shares	Value
Software 6.3%
Adobe Systems, Inc. (a)	522	$91,433
CA, Inc.	37,815	1,224,450
Electronic Arts, Inc. (a)	12,254	1,465,578
♦Microsoft Corp.	80,305	6,679,770
Oracle Corp.	48,461	2,466,665

		11,927,896

Specialty Retail 2.8%
Best Buy Co., Inc.	22,857	1,279,535
Gap, Inc.	45,026	1,170,226
Home Depot, Inc.	7,662	1,270,206
Lowe’s Cos., Inc.	19,735	1,577,813

		5,297,780

Technology Hardware, Storage & Peripherals 5.3%
♦Apple, Inc.	44,611	7,541,043
Hewlett Packard Enterprise Co.	13,928	193,878
HP, Inc.	43,450	936,348
Western Digital Corp.	16,126	1,439,568

		10,110,837

Textiles, Apparel & Luxury Goods 1.3%
Michael Kors Holdings, Ltd. (a)	26,506	1,293,758
Ralph Lauren Corp.	6,909	617,872
Tapestry, Inc.	15,067	616,993

		2,528,623

Tobacco 1.3%
Philip Morris International, Inc.	23,453	2,454,122

Trading Companies & Distributors 0.3%
United Rentals, Inc. (a)	4,287	606,525

Total Common Stocks (Cost $156,422,057)		186,957,012

Exchange-Traded Funds 1.5%
SPDR S&P 500 ETF Trust	11,231	2,888,052

Total Exchange-Traded Funds (Cost $2,861,337)		2,888,052

Total Investments (Cost $159,283,394)	100.1%	189,845,064
Other Assets, Less Liabilities	(0.1)	(99,119)
Net Assets	100.0%	$189,745,945

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The following abbreviations are used in the preceding pages:

ETF —Exchange-Traded Fund

SPDR —Standard & Poor’s Depositary Receipt

12	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$186,957,012	$—	$—	$186,957,012
Exchange-Traded Funds	2,888,052	—	—	2,888,052

Total Investments in Securities	$189,845,064	$—	$—	$189,845,064

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $159,283,394)	$189,845,064
Cash	93,396
Receivables:
Dividends and interest	134,367
Fund shares sold	31,470
Other assets	30,085

Total assets	190,134,382

Liabilities
Payables:
Fund shares redeemed	213,478
Manager (See Note 3)	87,800
NYLIFE Distributors (See Note 3)	33,603
Shareholder communication	16,445
Transfer agent (See Note 3)	16,036
Custodian	7,878
Professional fees	6,725
Trustees	461
Accrued expenses	6,011

Total liabilities	388,437

Net assets	$189,745,945

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$77,932
Additional paid-in capital	158,000,517

158,078,449
Undistributed net investment income	1,518,583
Accumulated net realized gain (loss) on investments	(412,757)
Net unrealized appreciation (depreciation) on investments	30,561,670

Net assets	$189,745,945

Class A
Net assets applicable to outstanding shares	$53,909,040

Shares of beneficial interest outstanding	2,195,026

Net asset value per share outstanding	$24.56
Maximum sales charge (5.50% of offering price)	1.43

Maximum offering price per share outstanding	$25.99

Investor Class
Net assets applicable to outstanding shares	$17,215,590

Shares of beneficial interest outstanding	701,816

Net asset value per share outstanding	$24.53
Maximum sales charge (5.50% of offering price)	1.43

Maximum offering price per share outstanding	$25.96

Class B
Net assets applicable to outstanding shares	$6,635,175

Shares of beneficial interest outstanding	295,381

Net asset value and offering price per share outstanding	$22.46

Class C
Net assets applicable to outstanding shares	$15,459,338

Shares of beneficial interest outstanding	688,678

Net asset value and offering price per share outstanding	$22.45

Class I
Net assets applicable to outstanding shares	$96,440,876

Shares of beneficial interest outstanding	3,908,827

Net asset value and offering price per share outstanding	$24.67

Class R3
Net assets applicable to outstanding shares	$85,926

Shares of beneficial interest outstanding	3,510

Net asset value and offering price per share outstanding	$24.48

14	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends	$3,744,043
Other income	195
Interest	70

Total income	3,744,308

Expenses
Manager (See Note 3)	1,019,499
Distribution/Service—Class A (See Note 3)	110,222
Distribution/Service—Investor Class (See Note 3)	57,744
Distribution/Service—Class B (See Note 3)	67,384
Distribution/Service—Class C (See Note 3)	160,569
Distribution/Service—Class R3 (See Note 3)	184
Transfer agent (See Note 3)	190,555
Registration	106,489
Professional fees	55,286
Shareholder communication	30,039
Custodian	8,435
Trustees	4,542
Shareholder service (See Note 3)	37
Miscellaneous	15,312

Total expenses	1,826,297

Net investment income (loss)	1,918,011

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	16,992,315
Net change in unrealized appreciation (depreciation) on investments	21,674,644

Net realized and unrealized gain (loss) on investments	38,666,959

Net increase (decrease) in net assets resulting from operations	$40,584,970

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,918,011	$2,346,788
Net realized gain (loss) on investments	16,992,315	4,451,239
Net change in unrealized appreciation (depreciation) on investments	21,674,644	(6,715,636)

Net increase (decrease) in net assets resulting from operations	40,584,970	82,391

Dividends to shareholders:
From net investment income:
Class A	(566,825)	(546,900)
Investor Class	(220,201)	(202,195)
Class B	(13,572)	(12,079)
Class C	(33,607)	(44,949)
Class I	(1,365,744)	(1,194,013)
Class R3	(287)	—

Total dividends to shareholders	(2,200,236)	(2,000,136)

Capital share transactions:
Net proceeds from sale of shares	24,691,224	47,224,998
Net asset value of shares issued to shareholders in reinvestment of dividends	2,141,327	1,936,763
Cost of shares redeemed	(51,194,803)	(71,596,871)

Increase (decrease) in net assets derived from capital share transactions	(24,362,252)	(22,435,110)

Net increase (decrease) in net assets	14,022,482	(24,352,855)

Net Assets
Beginning of year	175,723,463	200,076,318

End of year	$189,745,945	$175,723,463

Undistributed net investment income at end of year	$1,518,583	$1,857,580

16	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$19.95	$20.20		$19.39	$16.59	$12.90

Net investment income (loss) (a)	0.23	0.25		0.20	0.18	0.16
Net realized and unrealized gain (loss) on investments	4.63	(0.28)		0.76	2.83	3.71

Total from investment operations	4.86	(0.03)		0.96	3.01	3.87

Less dividends:
From net investment income	(0.25)	(0.22)		(0.15)	(0.21)	(0.18)

Net asset value at end of year	$24.56	$19.95		$20.20	$19.39	$16.59

Total investment return (b)	24.59%	(0.13%)		4.95%	18.30%	30.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.29	% (c)	1.01%	0.98%	1.11%
Net expenses	0.96%	0.95	% (d)	0.96%	1.00%	1.05%
Portfolio turnover rate	134%	164%		158%	165%	150%
Net assets at end of year (in 000’s)	$53,909	$42,928		$52,985	$34,139	$19,011

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.28%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$19.93	$20.19		$19.38	$16.58	$12.89

Net investment income (loss) (a)	0.18	0.21		0.16	0.13	0.10
Net realized and unrealized gain (loss) on investments	4.62	(0.29)		0.76	2.82	3.70

Total from investment operations	4.80	(0.08)		0.92	2.95	3.80

Less dividends:
From net investment income	(0.20)	(0.18)		(0.11)	(0.15)	(0.11)

Net asset value at end of year	$24.53	$19.93		$20.19	$19.38	$16.58

Total investment return (b)	24.25%	(0.39%)		4.77%	17.94%	29.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	1.05	% (c)	0.82%	0.71%	0.72%
Net expenses	1.22%	1.20	% (d)	1.17%	1.28%	1.46%
Portfolio turnover rate	134%	164%		158%	165%	150%
Net assets at end of year (in 000’s)	$17,216	$21,880		$22,939	$20,856	$18,436

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.04%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.21%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016		2015	2014	2013
Net asset value at beginning of year	$18.25	$18.49		$17.81	$15.27	$11.87

Net investment income (loss) (a)	0.01	0.05		0.02	(0.00)‡	(0.00)‡
Net realized and unrealized gain (loss) on investments	4.24	(0.26)		0.69	2.59	3.42

Total from investment operations	4.25	(0.21)		0.71	2.59	3.42

Less dividends:
From net investment income	(0.04)	(0.03)		(0.03)	(0.05)	(0.02)

Net asset value at end of year	$22.46	$18.25		$18.49	$17.81	$15.27

Total investment return (b)	23.31%	(1.12%)		4.01%	17.00%	28.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	0.30	% (c)	0.09%	(0.03%)	(0.03%)
Net expenses	1.97%	1.95	% (d)	1.92%	2.03%	2.21%
Portfolio turnover rate	134%	164%		158%	165%	150%
Net assets at end of year (in 000’s)	$6,635	$6,604		$6,816	$7,240	$6,760

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.29%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.96%.

	Year ended October 31,
Class C	2017	2016		2015	2014	2013
Net asset value at beginning of year	$18.24	$18.48		$17.80	$15.26	$11.87

Net investment income (loss) (a)	0.01	0.06		0.01	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	4.24	(0.27)		0.70	2.61	3.42

Total from investment operations	4.25	(0.21)		0.71	2.59	3.41

Less dividends:
From net investment income	(0.04)	(0.03)		(0.03)	(0.05)	(0.02)

Net asset value at end of year	$22.45	$18.24		$18.48	$17.80	$15.26

Total investment return (b)	23.33%	(1.12%)		4.01%	17.01%	28.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	0.34	% (c)	0.06%	(0.10%)	(0.10%)
Net expenses	1.97%	1.95	% (d)	1.92%	2.03%	2.21%
Portfolio turnover rate	134%	164%		158%	165%	150%
Net assets at end of year (in 000’s)	$15,459	$16,509		$25,775	$16,536	$3,441

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.33%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.96%.

18	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$20.04	$20.29		$19.45	$16.64	$12.94

Net investment income (loss) (a)	0.29	0.31		0.26	0.22	0.20
Net realized and unrealized gain (loss) on investments	4.65	(0.29)		0.76	2.83	3.71

Total from investment operations	4.94	0.02		1.02	3.05	3.91

Less dividends:
From net investment income	(0.31)	(0.27)		(0.18)	(0.24)	(0.21)

Net asset value at end of year	$24.67	$20.04		$20.29	$19.45	$16.64

Total investment return (b)	24.89%	0.12%		5.26%	18.55%	30.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31%	1.55	%(c)	1.30%	1.24%	1.40%
Net expenses	0.71%	0.70	%(d)	0.71%	0.75%	0.80%
Portfolio turnover rate	134%	164%		158%	165%	150%
Net assets at end of year (in 000’s)	$96,441	$87,774		$91,561	$108,343	$77,476

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.71%.

Class R3	Year ended October 31, 2017	February 29, 2016 ** through October 31, 2016
Net asset value at beginning of period	$19.90	$18.44

Net investment income (loss) (a)	0.13	0.10
Net realized and unrealized gain (loss) on investments	4.65	1.36

Total from investment operations	4.78	1.46

Less dividends:
From net investment income	(0.20)	—

Net asset value at end of period	$24.48	$19.90

Total investment return (b)	24.17%	7.92	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.74	%††(d)
Net expenses	1.31%	1.31	%††(e)
Portfolio turnover rate	134%	164%
Net assets at end of period (in 000’s)	$86	$29

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.73%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.32%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Common Stock Fund (the “Fund”), a “diversified fund”, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2, Class R6 and Class T shares were registered for sale effective as of December 14, 2007 (for Class R2 shares) and February 28, 2017 (for Class R6 and Class T shares). As of October 31, 2017, Class R2, Class R6 and Class T shares were not yet offered for sale. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I and Class R3 shares are offered at NAV and are not subject to a sales charge. Class R2 and Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Funds’ prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

20	MainStay Common Stock Fund

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted

21

Notes to Financial Statements (continued)

bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Fund’s Statement of Operations or in the expense ratios included in the consolidated financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government

22	MainStay Common Stock Fund

securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the year ended October 31, 2017, the effective management fee rate was 0.55%.

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $1,019,499.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

23

Notes to Financial Statements (continued)

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R3	$37

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $9,655 and $12,047, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $858, $26,114 and $967, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended

October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$17,068
Investor Class	68,555
Class B	20,075
Class C	47,823
Class I	37,020
Class R3	14

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$33,500	39.0%

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$159,696,151	$31,809,376	$(1,660,463)	$30,148,913

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,518,583	$—	$—	$30,148,913	$31,667,496

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from

24	MainStay Common Stock Fund

permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(56,772)	$12,744,080	$(12,687,308)

The reclassifications for the Fund are primarily due to expiration of capital loss carry forwards.

The Fund utilized $16,382,773 of capital loss carryforwards during the year ended October 31, 2017. The Fund had $12,687,308 of capital loss carryforward that expired during the year ended October 31, 2017.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$2,200,236	$2,000,136

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and the commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $247,661 and $271,977, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	393,517	$8,513,051
Shares issued to shareholders in reinvestment of dividends and distributions	25,363	534,139
Shares redeemed	(717,930)	(15,610,015)

Net increase (decrease) in shares outstanding before conversion	(299,050)	(6,562,825)
Shares converted into Class A (See Note 1)	456,429	10,647,626
Shares converted from Class A (See Note 1)	(113,732)	(2,425,120)

Net increase (decrease)	43,647	$1,659,681

Year ended October 31, 2016:
Shares sold	1,251,418	$24,675,950
Shares issued to shareholders in reinvestment of dividends and distributions	26,849	520,878
Shares redeemed	(1,802,139)	(36,048,711)

Net increase (decrease) in shares outstanding before conversion	(523,872)	(10,851,883)
Shares converted into Class A (See Note 1)	66,498	1,308,332
Shares converted from Class A (See Note 1)	(13,967)	(280,865)

Net increase (decrease)	(471,341)	$(9,824,416)

25

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	110,568	$2,444,395
Shares issued to shareholders in reinvestment of dividends and distributions	10,399	219,211
Shares redeemed	(116,386)	(2,567,501)

Net increase (decrease) in shares outstanding before conversion	4,581	96,105
Shares converted into Investor Class (See Note 1)	50,589	1,124,737
Shares converted from Investor Class (See Note 1)	(451,184)	(10,522,222)

Net increase (decrease)	(396,014)	$(9,301,380)

Year ended October 31, 2016:
Shares sold	122,624	$2,385,551
Shares issued to shareholders in reinvestment of dividends and distributions	10,373	201,445
Shares redeemed	(153,115)	(3,008,109)

Net increase (decrease) in shares outstanding before conversion	(20,118)	(421,113)
Shares converted into Investor Class (See Note 1)	45,097	893,686
Shares converted from Investor Class (See Note 1)	(63,429)	(1,248,269)

Net increase (decrease)	(38,450)	$(775,696)

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	42,927	$843,620
Shares issued to shareholders in reinvestment of dividends and distributions	670	13,018
Shares redeemed	(60,581)	(1,223,993)

Net increase (decrease) in shares outstanding before conversion	(16,984)	(367,355)
Shares converted from Class B (See Note 1)	(49,518)	(1,012,159)

Net increase (decrease)	(66,502)	$(1,379,514)

Year ended October 31, 2016:
Shares sold	119,948	$2,140,730
Shares issued to shareholders in reinvestment of dividends and distributions	638	11,415
Shares redeemed	(88,530)	(1,573,401)

Net increase (decrease) in shares outstanding before conversion	32,056	578,744
Shares converted from Class B (See Note 1)	(38,808)	(701,777)

Net increase (decrease)	(6,752)	$(123,033)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	128,887	$2,555,519
Shares issued to shareholders in reinvestment of dividends and distributions	1,201	23,317
Shares redeemed	(346,562)	(6,966,498)

Net increase (decrease)	(216,474)	$(4,387,662)

Year ended October 31, 2016:
Shares sold	219,476	$3,963,348
Shares issued to shareholders in reinvestment of dividends and distributions	1,795	32,117
Shares redeemed	(710,934)	(12,699,832)

Net increase (decrease)	(489,663)	$(8,704,367)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	469,078	$10,275,846
Shares issued to shareholders in reinvestment of dividends and distributions	64,045	1,351,355
Shares redeemed	(1,106,144)	(24,817,068)

Net increase (decrease) in shares outstanding before conversion	(573,021)	(13,189,867)
Shares converted into Class I (See Note 1)	102,691	2,187,138

Net increase (decrease)	(470,330)	$(11,002,729)

Year ended October 31, 2016:
Shares sold	716,226	$14,032,867
Shares issued to shareholders in reinvestment of dividends and distributions	60,232	1,170,908
Shares redeemed	(910,950)	(18,266,818)

Net increase (decrease) in shares outstanding before conversion	(134,492)	(3,063,043)
Shares converted into Class I (See Note 1)	1,423	28,893

Net increase (decrease)	(133,069)	$(3,034,150)

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,509	$58,793
Shares issued to shareholders in reinvestment of dividends and distributions	13	287
Shares redeemed	(445)	(9,728)

Net increase (decrease)	2,077	$49,352

Year ended October 31, 2016 (a):
Shares sold	1,433	$26,552

Net increase (decrease)	1,433	$26,552

(a) Inception date was February 29, 2016.

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders,

26	MainStay Common Stock Fund

including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At meetings held September 25-27, 2017, the Board approved the assumption by MacKay Shields LLC (“MacKay Shields”) of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Fund, effective January 1, 2018. As a result, under the supervision of New York Life Investments, MacKay Shields, which is also a wholly-owned, fully autonomous subsidiary of New York Life, will be responsible for the management of the day-to-day investment operations of the Fund. There will be no change in the management fees paid to New York Life Investments by the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Fund.

Effective January 1, 2018, the portfolio managers from Cornerstone Holdings who manage the day-to-day investment operations of the Fund will transition from Cornerstone Holdings to MacKay Shields. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields will not impact the investment strategies or risks of the Fund. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Common Stock Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Common Stock Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

28	MainStay Common Stock Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Funds and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
2,644,056,263.750	21,799,781.292	2,665,856,045.042

David H. Chow:

Votes For	Votes Witheld	Total
2,644,576,776.557	21,279,268.485	2,665,856,045.042

Susan B. Kerley:

Votes For	Votes Witheld	Total
2,645,459,747.343	20,396,297.699	2,665,856,045.042

Alan R. Latshaw:

Votes For	Votes Witheld	Total
2,644,443,039.401	21,413,005.641	2,665,856,045.042

Peter Meenan:

Votes For	Votes Witheld	Total
2,640,156,421.578	25,699,623.464	2,665,856,045.042

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
2,641,415,514.849	24,440,530.193	2,665,856,045.042

Jacques P. Perold:

Votes For	Votes Witheld	Total
2,645,300,993.731	20,555,051.311	2,665,856,045.042

Richard S. Trutanic:

Votes For	Votes Witheld	Total
2,641,761,336.311	24,094,708.731	2,665,856,045.042

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2017, the Fund designated approximately $2,200,236 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2017 should be multiplied by the 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay Common Stock Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

31

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay Common Stock Fund

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716826 MS286-17	MSCS11-12/17 (NYLIM) NL219

MainStay Large Cap Growth Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7/1/1995	21.47 28.54%	14.23 15.53%	7.39 8.00%	1.00 1.00%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	21.39 28.45	14.18 15.48	8.75 9.38	1.06 1.06
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/1/2005	22.61 27.61	14.38 14.62	7.10 7.10	1.81 1.81
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/1/2005	26.51 27.51	14.61 14.61	7.10 7.10	1.81 1.81
Class I Shares	No Sales Charge		4/1/2005	28.92	15.82	8.31	0.75
Class R1 Shares	No Sales Charge		4/1/2005	28.79	15.72	8.20	0.85
Class R2 Shares	No Sales Charge		4/1/2005	28.49	15.41	7.93	1.10
Class R3 Shares	No Sales Charge		4/28/2006	28.05	15.13	7.66	1.35
Class R6 Shares	No Sales Charge		6/17/2013	29.02	14.49	N/A	0.63

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
Russell 1000® Growth Index[4]	29.71%	16.83%	9.13%
S&P 500® Index[5]	23.63	15.18	7.51
Morningstar Large Growth Category Average[6]	26.56	15.09	7.47

4.	The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock-
market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,130.30	$5.26	$1,020.30	$4.99	0.98%

Investor Class Shares	$1,000.00	$1,129.40	$5.69	$1,019.90	$5.40	1.06%

Class B Shares	$1,000.00	$1,125.30	$9.75	$1,016.00	$9.25	1.82%

Class C Shares	$1,000.00	$1,125.60	$9.70	$1,016.10	$9.20	1.81%

Class I Shares	$1,000.00	$1,132.00	$3.92	$1,021.50	$3.72	0.73%

Class R1 Shares	$1,000.00	$1,131.70	$4.46	$1,021.00	$4.23	0.83%

Class R2 Shares	$1,000.00	$1,129.50	$5.80	$1,019.80	$5.50	1.08%

Class R3 Shares	$1,000.00	$1,128.00	$7.13	$1,018.50	$6.77	1.33%

Class R6 Shares	$1,000.00	$1,132.40	$3.39	$1,022.00	$3.21	0.63%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2017 (Unaudited)

Software	15.3%
Internet Software & Services	13.1
IT Services	11.3
Internet & Direct Marketing Retail	9.5
Semiconductors & Semiconductor Equipment	5.9
Health Care Equipment & Supplies	4.2
Aerospace & Defense	3.4
Health Care Providers & Services	3.4
Life Sciences Tools & Services	3.4
Technology Hardware, Storage & Peripherals	3.4
Pharmaceuticals	3.1
Chemicals	2.8
Capital Markets	2.3
Equity Real Estate Investment Trusts	2.0
Biotechnology	1.9

Industrial Conglomerates	1.8%
Media	1.8
Specialty Retail	1.7
Road & Rail	1.6
Textiles, Apparel & Luxury Goods	1.6
Air Freight & Logistics	1.4
Hotels, Restaurants & Leisure	1.2
Banks	1.1
Machinery	1.1
Automobiles	1.0
Short-Term Investment	0.4
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Alphabet, Inc.

2.	Amazon.com, Inc.

3.	Microsoft Corp.

4.	Visa, Inc., Class A

5.	Facebook, Inc., Class A
6.	salesforce.com, Inc.

7.	Apple, Inc.

8.	UnitedHealth Group, Inc.

9.	Alibaba Group Holding, Ltd., Sponsored ADR

10.	Mastercard, Inc., Class A

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 28.54% for Class A shares, 28.45% for Investor Class shares, 27.61% for Class B shares and 27.51% for Class C shares for the 12 months ended October 31, 2017. Over the same period, the Fund returned 28.92% for Class I shares, 28.79% for Class R1 shares, 28.49% for Class R2 shares, 28.05% for Class R3 shares and 29.02% for Class R6 shares. For the 12 months ended October 31, 2017, all share classes underperformed the 29.71% return of the Russell 1000® Growth Index,1 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the 23.63% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2017, all share classes outperformed the 26.56% return of the Morningstar Large Growth Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective December 31, 2016, Clark Winslow no longer serves as a portfolio manager of the Fund. Justin Kelly and Patrick Burton will continue to serve as portfolio managers of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund generated robust absolute performance, but lagged the return of the Russell 1000® Growth Index during the reporting period. The performance of many growth companies has been highly consistent with our modeling. We believed that the yield- and value-focused markets of 2016 led the valuations of many of the Fund’s high-growth companies to be as low on a relative basis as they had been in nearly 40 years. We positioned the Fund with overweight positions in these securities, which helped the Fund participate in the strong markets during the reporting period.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The Fund’s performance relative to the Russell 1000® Growth Index benefited from our decision to underweight the consumer staples sector. (Contributions take weightings and total returns into account.) The structural headwinds facing the sector included shifting consumer tastes, which caused us to question many of the companies’ long-term competitive advantages, growth rates and terminal values. With meaningful underperformance for the period, valuations have moderated and the sector’s forward price-earnings multiple was no longer excessive relative to 10-year averages. Fundamentals, however, had again weakened—most notably, we believe, as a result of reduced brand loyalty associated with online information discovery available to buyers. This trend may be accelerated by Amazon.com’s acquisition of Whole Foods. Performance for the Fund also benefited from an overweight position in the information technology sector, which was the best-performing and largest sector in the Russell 1000® Growth Index. We modeled many of the high-growth holdings in the sector as attractively valued. At the beginning of the reporting period, we positioned the Fund to benefit from strong anticipated earnings growth and a likely revaluation of these companies. The Fund also benefited from having an underweight position in the telecommunication services sector, where our model concluded that growth would be muted.

Stock selection in the health care sector was the largest detractor from the Fund’s relative performance during the reporting period, and certain Fund holdings have been sold. Stock selection in the consumer discretionary sector also detracted from relative performance as the sector’s return in the Russell 1000® Growth Index lagged the overall benchmark. Improving economic growth helped advance returns in the industrials sector, and the Fund’s underweight position relative to the Russell 1000® Growth Index and stock selection within the sector detracted from relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributions to the Fund’s absolute performance came from third-party Chinese e-commerce giant Alibaba Group Holding, Israel-based technology company Mobileye and photolithography systems provider for the semiconductor industry ASML Holding. Alibaba Group Holding’s stock moved sharply higher during the last nine months of the reporting period, reflecting strong growth. During the third quarter of 2017, the company reported that its retail commerce and cloud businesses grew substantially, and both exceeded consensus expectations. Mobileye’s computer chips were leaders in semiautonomous driving, and the company was purchased for cash by Intel, resulting in a strong gain for the Fund. ASML Holding benefited from increased chip demand in many areas, including artificial intelligence, machine learning, virtual reality and autonomous driving.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar Large Growth Category Average.

9

Among the Fund’s worst-performing stocks on an absolute basis during the reporting period were global provider of fuel cards for commercial fleets FLEETCOR Technologies, medical equipment company Dexcom and Internet travel agent Expedia. FLEETCOR Technologies detracted from results as the stock suffered from allegations of negative business practices. Dexcom, which makes continuous glucose monitoring devices, was hurt by news of a competitive entry from Abbott Labs. We model Abbott’s product as being priced and marketed aggressively, which changed our outlook for Dexcom, and the Fund sold its position in the stock. Expedia has been challenged recently because of hurricane and other natural-disaster-related travel disruptions, as well as the recent departure of the company’s chief executive officer.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund’s largest new purchases during the reporting period were biopharmaceutical company Biogen and telecommunication services company Charter Communications. We purchased Biogen shares because we believed that revenue and earnings could rise above expectations with the launch of SPINRAZA®, a medicine for treating spinal muscular atrophy. Early data on the company’s Alzheimer’s treatments also looked promising. We purchased Charter Communications because we believed that the company was early in its rollout of new technology for recently acquired Time Warner Cable and Bright House Networks and that this could lead to stronger growth.

The Fund’s most significant sales during the reporting period included broadcasting and cable television company Comcast and American coffeehouse chain Starbucks. Comcast was sold because we were concerned about the company’s subscriber growth, and we preferred Charter Communications. We sold the Fund’s position in Starbucks because our models pointed to slowing same-store sales growth and a continued high relative stock valuation.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings relative to the Russell 1000® Growth Index in the information technology and health care sectors. Over the same period, the largest decreases in sector weighting were in consumer discretionary and energy.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund’s most substantially overweight positions relative to the Russell 1000® Growth Index were in the information technology and health care sectors. The Fund’s information technology holdings comprise leading business models across multiple technology industries in electronic payments, software as a service, Internet travel agencies, smart phones, and wireless communications. As with the information technology sector, we believe that health care is a heterogeneous sector where countervailing forces may benefit one industry over another for multiyear periods, creating opportunities for growth-stock selection. We continued to model attractive valuations in both sectors.

As of October 31, 2017, the Fund’s most substantially underweight sector positions relative to the Russell 1000® Growth Index were in consumer staples and industrials. In consumer staples, we model secular headwinds challenging future growth opportunities for many businesses. Although we note that global growth is accelerating in industrials, many securities in the sector have longer-term growth rates that are more muted than those that we model for other sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Large Cap Growth Fund

Portfolio of Investments October 31, 2017

	Shares	Value
Common Stocks 99.3%†
Aerospace & Defense 3.4%
General Dynamics Corp.	704,150	$142,928,368
Northrop Grumman Corp.	418,900	123,797,517
Raytheon Co.	834,800	150,430,960

		417,156,845

Air Freight & Logistics 1.4%
FedEx Corp.	760,550	171,739,796

Automobiles 1.0%
Ferrari N.V.	1,057,700	126,585,536

Banks 1.1%
JPMorgan Chase & Co.	1,313,200	132,121,052

Biotechnology 1.9%
Biogen, Inc. (a)	508,900	158,603,774
Celgene Corp. (a)	772,420	77,991,247

		236,595,021

Capital Markets 2.3%
Intercontinental Exchange, Inc.	2,210,400	146,107,440
Moody’s Corp.	937,650	133,530,737

		279,638,177

Chemicals 2.8%
Ecolab, Inc.	1,206,150	157,595,559
Sherwin-Williams Co.	458,675	181,245,426

		338,840,985

Equity Real Estate Investment Trusts 2.0%
American Tower Corp.	1,669,650	239,878,616

Health Care Equipment & Supplies 4.2%
Align Technology, Inc. (a)	141,000	33,696,180
Becton Dickinson & Co.	805,150	168,010,650
Boston Scientific Corp. (a)	7,427,300	209,004,222
Edwards Lifesciences Corp. (a)	1,018,700	104,141,701

		514,852,753

Health Care Providers & Services 3.4%
Cigna Corp.	253,600	50,014,992
♦UnitedHealth Group, Inc.	1,729,050	363,480,891

		413,495,883

Hotels, Restaurants & Leisure 1.2%
Hilton Worldwide Holdings, Inc.	1,972,650	142,583,142

Industrial Conglomerates 1.8%
Honeywell International, Inc.	1,521,150	219,288,984

	Shares	Value
Internet & Direct Marketing Retail 9.5%
♦Amazon.com, Inc. (a)	552,640	$610,821,939
Expedia, Inc.	1,602,500	199,767,650
Netflix, Inc. (a)	653,600	128,386,648
Priceline Group, Inc. (a)	113,490	216,988,341

		1,155,964,578

Internet Software & Services 13.1%
♦Alibaba Group Holding, Ltd., Sponsored ADR (a)	1,758,750	325,175,287
♦Alphabet, Inc. (a)
Class A	299,510	309,405,810
Class C	327,731	333,184,444
CoStar Group, Inc. (a)	456,610	135,042,408
♦Facebook, Inc., Class A (a)	2,768,950	498,577,137

		1,601,385,086

IT Services 11.3%
Automatic Data Processing, Inc.	689,300	80,138,018
Fidelity National Information Services, Inc.	1,396,350	129,525,426
Fiserv, Inc. (a)	1,191,300	154,189,959
♦Mastercard, Inc., Class A	1,856,850	276,243,574
PayPal Holdings, Inc. (a)	2,899,650	210,398,604
♦Visa, Inc., Class A	4,824,750	530,626,005

		1,381,121,586

Life Sciences Tools & Services 3.4%
Illumina, Inc. (a)	724,900	148,742,231
Thermo Fisher Scientific, Inc.	1,342,850	260,284,616

		409,026,847

Machinery 1.1%
Fortive Corp.	1,818,200	131,383,132

Media 1.8%
Charter Communications, Inc., Class A (a)	659,000	220,218,030

Pharmaceuticals 3.1%
Eli Lilly & Co.	2,121,200	173,811,128
Zoetis, Inc.	3,155,100	201,358,482

		375,169,610

Road & Rail 1.6%
Union Pacific Corp.	1,657,800	191,956,662

Semiconductors & Semiconductor Equipment 5.9%
ASML Holding N.V., Registered	1,360,700	245,946,525
Broadcom, Ltd.	778,400	205,427,544
NVIDIA Corp.	751,600	155,438,396
Skyworks Solutions, Inc.	1,027,950	117,042,387

		723,854,852

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Software 15.3%
Adobe Systems, Inc. (a)	1,078,700	$188,945,092
Electronic Arts, Inc. (a)	1,218,050	145,678,780
Intuit, Inc.	1,004,150	151,646,733
♦Microsoft Corp.	6,848,700	569,674,866
♦salesforce.com, Inc. (a)	4,206,850	430,529,029
ServiceNow, Inc. (a)	1,152,750	145,673,017
Splunk, Inc. (a)	3,475,950	233,931,435

		1,866,078,952

Specialty Retail 1.7%
Home Depot, Inc.	1,212,100	200,941,938

Technology Hardware, Storage & Peripherals 3.4%
♦Apple, Inc.	2,473,885	418,185,520

Textiles, Apparel & Luxury Goods 1.6%
NIKE, Inc., Class B	3,433,400	188,802,666

Total Common Stocks (Cost $6,923,557,119)		12,096,866,249

	Principal Amount	Value
Short-Term Investment 0.4%
Repurchase Agreement 0.4%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $54,658,874 (Collateralized by United States Treasury Notes with rates between 1.625% and 1.75% maturity dates between 4/30/23 and 5/15/23, with a Principal Amount of $57,090,000 and a Market Value of $55,754,151)	$54,658,357	$54,658,357

Total Short-Term Investment (Cost $54,658,357)		54,658,357

Total Investments (Cost $6,978,215,476)	99.7%	12,151,524,606

Other Assets, Less Liabilities	0.3	31,186,497
Net Assets	100.0%	$12,182,711,103

(a)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$12,096,866,249	$—	$—	$12,096,866,249
Short-Term Investment
Repurchase Agreement	—	54,658,357	—	54,658,357

Total Investments in Securities	$12,096,866,249	$54,658,357	$—	$12,151,524,606

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $6,978,215,476)	$12,151,524,606
Receivables:
Investment securities sold	71,097,275
Fund shares sold	7,920,638
Dividends and interest	1,693,227
Other assets	96,778

Total assets	12,232,332,524

Liabilities
Payables:
Fund shares redeemed	40,829,394
Manager (See Note 3)	6,530,216
Transfer agent (See Note 3)	872,667
Shareholder communication	638,909
NYLIFE Distributors (See Note 3)	544,033
Professional fees	101,340
Trustees	29,728
Custodian	7,705
Accrued expenses	67,429

Total liabilities	49,621,421

Net assets	$12,182,711,103

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$11,178,871
Additional paid-in capital	5,310,080,831

5,321,259,702
Undistributed net investment income	7,443,041
Accumulated net realized gain (loss) on investments	1,680,699,230
Net unrealized appreciation (depreciation) on investments	5,173,309,130

Net assets	$12,182,711,103

Class A
Net assets applicable to outstanding shares	$960,123,285

Shares of beneficial interest outstanding	92,224,436

Net asset value per share outstanding	$10.41
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.02

Investor Class
Net assets applicable to outstanding shares	$108,077,612

Shares of beneficial interest outstanding	10,495,343

Net asset value per share outstanding	$10.30
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.90

Class B
Net assets applicable to outstanding shares	$31,792,723

Shares of beneficial interest outstanding	3,541,866

Net asset value and offering price per share outstanding	$8.98

Class C
Net assets applicable to outstanding shares	$229,282,801

Shares of beneficial interest outstanding	25,586,190

Net asset value and offering price per share outstanding	$8.96

Class I
Net assets applicable to outstanding shares	$6,752,753,687

Shares of beneficial interest outstanding	610,656,960

Net asset value and offering price per share outstanding	$11.06

Class R1
Net assets applicable to outstanding shares	$1,596,638,091

Shares of beneficial interest outstanding	147,475,523

Net asset value and offering price per share outstanding	$10.83

Class R2
Net assets applicable to outstanding shares	$303,191,774

Shares of beneficial interest outstanding	29,205,064

Net asset value and offering price per share outstanding	$10.38

Class R3
Net assets applicable to outstanding shares	$78,634,276

Shares of beneficial interest outstanding	7,893,530

Net asset value and offering price per share outstanding	$9.96

Class R6
Net assets applicable to outstanding shares	$2,122,216,854

Shares of beneficial interest outstanding	190,808,161

Net asset value and offering price per share outstanding	$11.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends	$109,993,210
Interest	81,168
Other income	13,315

Total income	110,087,693

Expenses
Manager (See Note 3)	78,797,184
Transfer agent (See Note 3)	13,310,198
Distribution/Service—Class A (See Note 3)	2,151,350
Distribution/Service—Investor Class (See Note 3)	403,958
Distribution/Service—Class B (See Note 3)	338,849
Distribution/Service—Class C (See Note 3)	2,531,191
Distribution/Service—Class R2 (See Note 3)	821,445
Distribution/Service—Class R3 (See Note 3)	400,032
Shareholder service (See Note 3)	2,029,905
Shareholder communication	974,753
Professional fees	530,297
Trustees	315,312
Registration	259,473
Custodian	53,355
Miscellaneous	435,430

Total expenses before waiver/reimbursement	103,352,732
Expense waiver/reimbursement from Manager (See Note 3)	(484,857)

Net expenses	102,867,875

Net investment income (loss)	7,219,818

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,125,171,899
Net change in unrealized appreciation (depreciation) on investments	1,093,100,385

Net realized and unrealized gain (loss) on investments	3,218,272,284

Net increase (decrease) in net assets resulting from operations	$3,225,492,102

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,219,818	$8,225,492
Net realized gain (loss) on investments	2,125,171,899	1,723,956,661
Net change in unrealized appreciation (depreciation) on investments	1,093,100,385	(2,190,510,484)

Net increase (decrease) in net assets resulting from operations	3,225,492,102	(458,328,331)

Distributions to shareholders:
From net realized gain on investments:
Class A	(97,685,398)	(142,419,821)
Investor Class	(19,306,165)	(22,800,549)
Class B	(4,699,003)	(6,317,895)
Class C	(37,641,042)	(53,490,540)
Class I	(952,688,820)	(1,353,826,295)
Class R1	(180,061,866)	(243,267,444)
Class R2	(43,793,657)	(77,201,297)
Class R3	(10,344,534)	(13,765,123)
Class R6	(180,099,811)	(148,689,366)

Total distributions to shareholders	(1,526,320,296)	(2,061,778,330)

Capital share transactions:
Net proceeds from sale of shares	2,399,225,432	3,454,173,773
Net asset value of shares issued to shareholders in reinvestment of distributions	1,231,556,918	1,630,820,951
Cost of shares redeemed	(7,343,872,524)	(6,409,403,860)

Increase (decrease) in net assets derived from capital share transactions	(3,713,090,174)	(1,324,409,136)

Net increase (decrease) in net assets	(2,013,918,368)	(3,844,515,797)

Net Assets
Beginning of year	14,196,629,471	18,041,145,268

End of year	$12,182,711,103	$14,196,629,471

Undistributed net investment income at end of year	$7,443,041	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$9.17	$10.68	$10.91	$9.98	$7.55

Net investment income (loss) (a)	(0.01)	(0.01)	(0.02)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	2.31	(0.23)	0.85	1.45	2.42

Total from investment operations	2.30	(0.24)	0.83	1.43	2.43

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$10.41	$9.17	$10.68	$10.91	$9.98

Total investment return (b)	28.54%	(2.44%)	8.10%	14.95%	32.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.15%)	(0.13%)	(0.23%)	(0.22%)	0.17%
Net expenses	1.00%	0.99%	0.99%	0.99%	1.02%
Expenses (before waiver/reimbursement)	1.00%	1.00%	0.99%	0.99%	1.02%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$960,123	$882,021	$1,202,852	$1,304,641	$1,615,768

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$9.09	$10.61	$10.84	$9.93	$7.52

Net investment income (loss) (a)	(0.02)	(0.02)	(0.03)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	2.29	(0.23)	0.86	1.44	2.40

Total from investment operations	2.27	(0.25)	0.83	1.41	2.41

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$10.30	$9.09	$10.61	$10.84	$9.93

Total investment return (b)	28.45%	(2.57%)	8.16%	14.82%	32.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.19%)	(0.19%)	(0.28%)	(0.28%)	0.09%
Net expenses	1.07%	1.05%	1.04%	1.04%	1.08%
Expenses (before waiver/reimbursement)	1.07%	1.06%	1.04%	1.04%	1.08%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$108,078	$167,631	$180,154	$199,826	$211,111

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$8.11	$9.67	$10.04	$9.29	$7.09

Net investment income (loss) (a)	(0.08)	(0.08)	(0.10)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	2.01	(0.21)	0.79	1.35	2.25

Total from investment operations	1.93	(0.29)	0.69	1.25	2.20

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$8.98	$8.11	$9.67	$10.04	$9.29

Total investment return (b)	27.61%	(3.32%)	7.34%	14.08%	30.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.96%)	(0.94%)	(1.03%)	(1.02%)	(0.65%)
Net expenses	1.82%	1.80%	1.79%	1.79%	1.83%
Expenses (before waiver/reimbursement)	1.82%	1.81%	1.79%	1.79%	1.83%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$31,793	$36,549	$47,779	$52,737	$59,671

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$8.10	$9.66	$10.03	$9.29	$7.09

Net investment income (loss) (a)	(0.08)	(0.08)	(0.10)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	2.00	(0.21)	0.79	1.34	2.25

Total from investment operations	1.92	(0.29)	0.69	1.24	2.20

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$8.96	$8.10	$9.66	$10.03	$9.29

Total investment return (b)	27.51%	(3.31%)	7.35%	13.96%	31.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.96%)	(0.94%)	(1.04%)	(1.02%)	(0.66%)
Net expenses	1.82%	1.80%	1.79%	1.79%	1.83%
Expenses (before waiver/reimbursement)	1.82%	1.81%	1.79%	1.79%	1.83%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$229,283	$306,409	$408,078	$402,714	$403,968

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$9.65	$11.15	$11.32	$10.31	$7.80

Net investment income (loss) (a)	0.01	0.01	0.00 ‡	0.00 ‡	0.03
Net realized and unrealized gain (loss) on investments	2.46	(0.24)	0.89	1.51	2.50

Total from investment operations	2.47	(0.23)	0.89	1.51	2.53

Less dividends and distributions:
From net investment income	—	—	—	—	(0.02)
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.02)

Net asset value at end of year	$11.06	$9.65	$11.15	$11.32	$10.31

Total investment return (b)	28.92%	(2.23%)	8.36%	15.26%	32.41%
Ratios of net investment income (loss) to average net assets:
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12%	0.12%	0.02%	0.02%	0.38%
Net expenses	0.75%	0.74%	0.74%	0.74%	0.77%
Expenses (before waiver/reimbursement)	0.75%	0.75%	0.74%	0.74%	0.77%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$6,752,754	$8,994,997	$12,150,253	$14,361,006	$13,254,459

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$9.48	$10.99	$11.17	$10.19	$7.72

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	(0.01)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	2.41	(0.24)	0.89	1.49	2.47

Total from investment operations	2.41	(0.24)	0.88	1.48	2.49

Less dividends and distributions:
From net investment income	—	—	—	—	(0.02)
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.02)

Net asset value at end of year	$10.83	$9.48	$10.99	$11.17	$10.19

Total investment return (b)	28.79%	(2.37%)	8.39%	15.14%	32.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.02%	(0.08%)	(0.08%)	0.28%
Net expenses	0.85%	0.84%	0.84%	0.84%	0.87%
Expenses (before waiver/reimbursement)	0.85%	0.85%	0.84%	0.84%	0.87%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$1,596,638	$1,636,560	$1,952,248	$2,225,940	$2,287,242

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$9.15	$10.68	$10.92	$9.99	$7.57

Net investment income (loss) (a)	(0.02)	(0.02)	(0.03)	(0.03)	0.00 ‡
Net realized and unrealized gain (loss) on investments	2.31	(0.24)	0.85	1.46	2.42

Total from investment operations	2.29	(0.26)	0.82	1.43	2.42

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$10.38	$9.15	$10.68	$10.92	$9.99

Total investment return (b)	28.49%	(2.66%)	8.00%	14.93%	31.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.24%)	(0.23%)	(0.32%)	(0.33%)	0.03%
Net expenses	1.10%	1.09%	1.09%	1.09%	1.12%
Expenses (before waiver/reimbursement)	1.10%	1.10%	1.09%	1.09%	1.12%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$303,192	$391,535	$674,630	$984,295	$1,014,655

‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$8.85	$10.39	$10.67	$9.80	$7.45

Net investment income (loss) (a)	(0.04)	(0.04)	(0.06)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	2.21	(0.23)	0.84	1.43	2.37

Total from investment operations	2.17	(0.27)	0.78	1.37	2.35

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$9.96	$8.85	$10.39	$10.67	$9.80

Total investment return (b)	28.05%	(2.83%)	7.79%	14.59%	31.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.49%)	(0.48%)	(0.57%)	(0.57%)	(0.20%)
Net expenses	1.35%	1.34%	1.34%	1.34%	1.37%
Expenses (before reimbursement/waiver)	1.35%	1.35%	1.34%	1.34%	1.37%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$78,634	$87,060	$114,118	$158,222	$219,158

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,				June 17, 2013** through October 31,
Class R6	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.69	$11.18	$11.33	$10.31	$9.02

Net investment income (loss) (a)	0.02	0.02	0.01	0.01	0.00	‡
Net realized and unrealized gain (loss) on investments	2.47	(0.24)	0.90	1.51	1.29

Total from investment operations	2.49	(0.22)	0.91	1.52	1.29

Less distributions:
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Net asset value at end of period	$11.12	$9.69	$11.18	$11.33	$10.31

Total investment return (b)	29.02%	(2.12%)	8.55%	15.36%	14.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.23%	0.11%	0.10%	0.04	%††
Net expenses	0.63%	0.62%	0.62%	0.62%	0.62	%††
Expenses (before waiver/reimbursement)	0.63%	0.63%	0.62%	0.62%	0.62	%††
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of period (in 000’s)	$2,122,217	$1,693,868	$1,311,034	$738,186	$147,625

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

20	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Large Cap Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on June 17, 2013. Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

21

Notes to Financial Statements (continued)

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally

22	MainStay Large Cap Growth Fund

taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

23

Notes to Financial Statements (continued)

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Winslow Capital Management, LLC. (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life

Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse the expenses of Class R1 shares so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.95% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2017, the effective management fee rate was 0.62%, exclusive of any applicable waivers/reimbursements.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $78,797,184 and waived its fees and/or reimbursed expenses in the amount of $484,857.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution

24	MainStay Large Cap Growth Fund

plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,621,321
Class R2	328,578
Class R3	80,006

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $68,485 and $47,848, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $16,310, $187, $62,152 and $11,281, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended

October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,010,501
Investor Class	303,378
Class B	63,752
Class C	477,544
Class I	9,042,854
Class R1	1,923,934
Class R2	393,242
Class R3	94,993

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$7,003,940,849	$5,196,524,427	$(48,940,670)	$5,147,583,757

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$205,318,562	$1,508,549,082	$—	$5,147,583,757	$6,861,451,401

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$223,223	$(402,580,480)	$402,357,257

25

Notes to Financial Statements (continued)

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Long-Term Capital Gain	$1,526,320,296	$2,061,778,330

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $7,672,420 and $12,798,677, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	15,446,601	$140,733,350
Shares issued to shareholders in reinvestment of dividends and distributions	10,359,228	83,081,012
Shares redeemed	(36,765,480)	(333,076,055)

Net increase (decrease) in shares outstanding before conversion	(10,959,651)	(109,261,693)
Shares converted into Class A (See Note 1)	7,863,468	78,150,962
Shares converted from Class A (See Note 1)	(882,285)	(7,803,931)

Net increase (decrease)	(3,978,468)	$(38,914,662)

Year ended October 31, 2016:
Shares sold	19,646,050	$180,253,666
Shares issued to shareholders in reinvestment of dividends and distributions	13,179,543	123,228,727
Shares redeemed	(49,582,926)	(450,652,369)

Net increase (decrease) in shares outstanding before conversion	(16,757,333)	(147,169,976)
Shares converted into Class A (See Note 1)	912,123	8,373,746
Shares converted from Class A (See Note 1)	(540,607)	(4,964,348)

Net increase (decrease)	(16,385,817)	$(143,760,578)

26	MainStay Large Cap Growth Fund

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,884,557	$17,119,999
Shares issued to shareholders in reinvestment of dividends and distributions	2,417,746	19,196,902
Shares redeemed	(5,070,285)	(45,794,027)

Net increase (decrease) in shares outstanding before conversion	(767,982)	(9,477,126)
Shares converted into Investor Class (See Note 1)	612,058	5,503,551
Shares converted from Investor Class (See Note 1)	(7,793,359)	(76,793,949)

Net increase (decrease)	(7,949,283)	$(80,767,524)

Year ended October 31, 2016:
Shares sold	3,054,848	$29,040,842
Shares issued to shareholders in reinvestment of dividends and distributions	2,443,289	22,671,507
Shares redeemed	(3,993,991)	(36,160,957)

Net increase (decrease) in shares outstanding before conversion	1,504,146	15,551,392
Shares converted into Investor Class (See Note 1)	729,663	6,486,575
Shares converted from Investor Class (See Note 1)	(775,431)	(7,037,036)

Net increase (decrease)	1,458,378	$15,000,931

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	371,089	$2,812,224
Shares issued to shareholders in reinvestment of dividends and distributions	610,879	4,251,717
Shares redeemed	(1,218,915)	(9,643,234)

Net increase (decrease) in shares outstanding before conversion	(236,947)	(2,579,293)
Shares converted from Class B (See Note 1)	(727,212)	(5,746,670)

Net increase (decrease)	(964,159)	$(8,325,963)

Year ended October 31, 2016:
Shares sold	890,898	$7,233,362
Shares issued to shareholders in reinvestment of dividends and distributions	659,856	5,503,197
Shares redeemed	(1,331,450)	(10,681,689)

Net increase (decrease) in shares outstanding before conversion	219,304	2,054,870
Shares converted from Class B (See Note 1)	(655,437)	(5,255,731)

Net increase (decrease)	(436,133)	$(3,200,861)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	4,144,043	$30,206,204
Shares issued to shareholders in reinvestment of dividends and distributions	2,605,366	18,107,292
Shares redeemed	(18,993,151)	(148,598,246)

Net increase (decrease) in shares outstanding before conversion	(12,243,742)	(100,284,750)

Net increase (decrease)	(12,243,742)	$(100,284,750)

Year ended October 31, 2016:
Shares sold	6,466,704	$53,327,639
Shares issued to shareholders in reinvestment of dividends and distributions	3,001,163	24,969,681
Shares redeemed	(13,880,349)	(112,066,791)

Net increase (decrease) in shares outstanding before conversion	(4,412,482)	(33,769,471)
Shares converted from Class C (See Note 1)	(19,380)	(187,794)

Net increase (decrease)	(4,431,862)	$(33,957,265)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	144,324,904	$1,375,970,528
Shares issued to shareholders in reinvestment of dividends and distributions	83,715,425	711,581,117
Shares redeemed	(548,671,760)	(5,264,114,395)

Net increase (decrease) in shares outstanding before conversion	(320,631,431)	(3,176,562,750)
Shares converted into Class I (See Note 1)	723,030	6,750,849
Shares converted from Class I (See Note 1)	(1,561,675)	(13,815,350)

Net increase (decrease)	(321,470,076)	$(3,183,627,251)

Year ended October 31, 2016:
Shares sold	191,040,579	$1,819,498,431
Shares issued to shareholders in reinvestment of dividends and distributions	101,900,227	1,000,660,228
Shares redeemed	(448,840,581)	(4,303,660,859)

Net increase (decrease) in shares outstanding before conversion	(155,899,775)	(1,483,502,200)
Shares converted into Class I (See Note 1)	59,930	575,114
Shares converted from Class I (See Note 1)	(1,499,308)	(14,935,248)

Net increase (decrease)	(157,339,153)	$(1,497,862,334)

27

Notes to Financial Statements (continued)

Class R1	Shares	Amount
Year ended October 31, 2017:
Shares sold	16,132,262	$153,665,919
Shares issued to shareholders in reinvestment of dividends and distributions	21,611,091	180,020,387
Shares redeemed	(62,925,774)	(603,693,599)

Net increase (decrease)	(25,182,421)	$(270,007,293)

Year ended October 31, 2016:
Shares sold	39,644,707	$393,845,632
Shares issued to shareholders in reinvestment of dividends and distributions	25,181,545	243,253,726
Shares redeemed	(69,843,936)	(657,384,425)

Net increase (decrease) in shares outstanding before conversion	(5,017,684)	(20,285,067)
Shares converted from Class R1 (See Note 1)	(28,360)	(272,130)

Net increase (decrease)	(5,046,044)	$(20,557,197)

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	7,846,870	$69,445,168
Shares issued to shareholders in reinvestment of dividends and distributions	3,348,441	26,787,527
Shares redeemed	(24,664,053)	(220,343,413)

Net increase (decrease) in shares outstanding before conversion	(13,468,742)	(124,110,718)
Shares converted from Class R2 (See Note 1)	(97,467)	(792,409)

Net increase (decrease)	(13,566,209)	$(124,903,127)

Year ended October 31, 2016:
Shares sold	12,411,385	$113,556,899
Shares issued to shareholders in reinvestment of dividends and distributions	5,403,725	50,524,831
Shares redeemed	(38,220,678)	(350,766,615)

Net increase (decrease) in shares outstanding before conversion	(20,405,568)	(186,684,885)
Shares converted from Class R2 (See Note 1)	(1,720)	(18,555)

Net increase (decrease)	(20,407,288)	$(186,703,440)

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,561,683	$13,649,413
Shares issued to shareholders in reinvestment of dividends and distributions	1,215,950	9,362,814
Shares redeemed	(4,725,243)	(40,638,685)

Net increase (decrease)	(1,947,610)	$(17,626,458)

Year ended October 31, 2016:
Shares sold	1,933,053	$16,989,537
Shares issued to shareholders in reinvestment of dividends and distributions	1,377,717	12,468,332
Shares redeemed	(4,449,259)	(39,154,792)

Net increase (decrease) in shares outstanding before conversion	(1,138,489)	(9,696,923)
Shares converted from Class R3 (See Note 1)	(8,312)	(73,440)

Net increase (decrease)	(1,146,801)	$(9,770,363)

Class R6	Shares	Amount
Year ended October 31, 2017:
Shares sold	61,869,744	$595,622,627
Shares issued to shareholders in reinvestment of dividends and distributions	20,979,877	179,168,150
Shares redeemed	(68,492,947)	(677,970,870)

Net increase (decrease) in shares outstanding before conversion	14,356,674	96,819,907
Shares converted into Class R6 (See Note 1)	1,638,521	14,546,947

Net increase (decrease)	15,995,195	$111,366,854

Year ended October 31, 2016:
Shares sold	85,459,078	$840,427,765
Shares issued to shareholders in reinvestment of dividends and distributions	14,978,754	147,540,722
Shares redeemed	(44,612,772)	(448,875,363)

Net increase (decrease) in shares outstanding before conversion	55,825,060	539,093,124
Shares converted into Class R6 (See Note 1)	1,730,198	17,308,847

Net increase (decrease)	57,555,258	$556,401,971

Note 10–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay High Yield Corporate Bond Fund and another fund previously managed by New York Life Investments and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

28	MainStay Large Cap Growth Fund

Discovery in the case has been concluded. New York Life Investments filed its motion for summary judgment on December 15, 2017.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Large Cap Growth Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Large Cap Growth Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

30	MainStay Large Cap Growth Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Funds and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
2,644,056,263.750	21,799,781.292	2,665,856,045.042

David H. Chow:

Votes For	Votes Witheld	Total
2,644,576,776.557	21,279,268.485	2,665,856,045.042

Susan B. Kerley:

Votes For	Votes Witheld	Total
2,645,459,747.343	20,396,297.699	2,665,856,045.042

Alan R. Latshaw:

Votes For	Votes Witheld	Total
2,644,443,039.401	21,413,005.641	2,665,856,045.042

Peter Meenan:

Votes For	Votes Witheld	Total
2,640,156,421.578	25,699,623.464	2,665,856,045.042

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
2,641,415,514.849	24,440,530.193	2,665,856,045.042

Jacques P. Perold:

Votes For	Votes Witheld	Total
2,645,300,993.731	20,555,051.311	2,665,856,045.042

Richard S. Trutanic:

Votes For	Votes Witheld	Total
2,641,761,336.311	24,094,708.731	2,665,856,045.042

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $1,880,977,437 as long term capital gain distributions.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay Large Cap Growth Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Large Cap Growth Fund

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1715995 MS286-17	MSLG11-12/17 (NYLIM) NL221

MainStay MAP Equity Fund

(Formerly known as MainStay MAP Fund)

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/9/1999	17.87% 24.73	11.32% 12.59	5.26% 5.85	1.09 1.09%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	17.65 24.50	11.13 12.39	6.37 6.99	1.29 1.29
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/9/1999	18.55 23.55	11.29 11.55	4.87 4.87	2.04 2.04
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/9/1999	22.55 23.55	11.55 11.55	4.87 4.87	2.04 2.04
Class I Shares	No Sales Charge		1/21/1971	25.01	12.87	6.12	0.84
Class R1 Shares	No Sales Charge		1/2/2004	24.92	12.75	6.00	0.94
Class R2 Shares	No Sales Charge		1/2/2004	24.60	12.47	5.75	1.20
Class R3 Shares	No Sales Charge		4/28/2006	24.29	12.20	5.49	1.44

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, if any, please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or Since Inception
Russell 3000® Index[4]	23.98%	15.12%	7.61%
S&P 500® Index[5]	23.63	15.18	7.51
Morningstar Large Blend Category Average[6]	22.34	13.70	6.62

4.	The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,088.80	$5.74	$1,019.70	$5.55	1.09%

Investor Class Shares	$1,000.00	$1,087.60	$6.79	$1,018.70	$6.56	1.29%

Class B Shares	$1,000.00	$1,083.50	$10.77	$1,014.90	$10.41	2.05%

Class C Shares	$1,000.00	$1,083.50	$10.77	$1,014.90	$10.41	2.05%

Class I Shares	$1,000.00	$1,090.10	$4.43	$1,021.00	$4.28	0.84%

Class R1 Shares	$1,000.00	$1,089.50	$4.95	$1,020.50	$4.79	0.94%

Class R2 Shares	$1,000.00	$1,088.20	$6.26	$1,019.20	$6.06	1.19%

Class R3 Shares	$1,000.00	$1,087.00	$7.57	$1,017.90	$7.32	1.44%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2017 (Unaudited)

Media	10.1%
Banks	6.7
Technology Hardware, Storage & Peripherals	6.3
Aerospace & Defense	5.7
IT Services	5.3
Insurance	5.3
Software	5.1
Internet Software & Services	4.5
Capital Markets	4.3
Oil, Gas & Consumable Fuels	4.1
Health Care Providers & Services	3.6
Pharmaceuticals	3.3
Specialty Retail	2.7
Biotechnology	2.3
Chemicals	2.3
Semiconductors & Semiconductor Equipment	2.2
Beverages	2.1
Consumer Finance	2.1
Health Care Equipment & Supplies	2.1
Road & Rail	1.9
Electronic Equipment, Instruments & Components	1.8
Food & Staples Retailing	1.8
Building Products	1.1

Electrical Equipment	1.1%
Equity Real Estate Investment Trusts	1.1
Machinery	1.0
Household Products	0.9
Internet & Direct Marketing Retail	0.9
Construction & Engineering	0.8
Hotels, Restaurants & Leisure	0.8
Industrial Conglomerates	0.7
Multiline Retail	0.6
Communications Equipment	0.5
Construction Materials	0.5
Diversified Telecommunication Services	0.5
Diversified Financial Services	0.4
Distributors	0.3
Electric Utilities	0.3
Energy Equipment & Services	0.3
Household Durables	0.3
Tobacco	0.3
Food Products	0.2
Multi-Utilities	0.2
Short-Term Investments	1.4
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Boeing Co.

5.	Bank of America Corp.

6.	Liberty SiriusXM Group

7.	Aetna, Inc.

8.	DowDuPont, Inc.

9.	AbbVie, Inc.

10.	PayPal Holdings, Inc.

8	MainStay MAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Christopher Mullarkey and James Mulvey of Markston International LLC (“Markston”), a Subadvisor to the Fund; portfolio managers Thomas M. Cole, CFA, Andrew P. Starr, CFA, Matthew T. Swanson, CFA, and J. Christian Kirtley, CFA, of Institutional Capital LLC (“ICAP”), a Subadvisor to the Fund until January 9, 2017;1 and portfolio managers William Priest, CFA, Michael Welhoelter, CFA, David Pearl and J. Christian Kirtley, CFA, (formerly of ICAP) of Epoch Investment Partners, Inc. (“Epoch”), a Subadvisor to the Fund.

How did MainStay MAP Equity Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay MAP Equity Fund returned 24.73% for Class A shares, 24.50% for Investor Class shares, and 23.55% for Class B and Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 25.01%, Class R1 shares returned 24.92%, Class R2 shares returned 24.60% and Class R3 shares returned 24.29%. For the 12 months ended October 31, 2017, all share classes except Class B and Class C shares outperformed the 23.98% return of the Russell 3000® Index,2 which is the Fund’s primary benchmark, and the 23.63% return of the S&P 500® Index,2 which is the Fund’s secondary benchmark. Over the same period, and all share classes outperformed the 22.34% return of the Morningstar Large Blend Category Average.3 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Markston

During the reporting period, the portion of the Fund subadvised by Markston outperformed the Russell 3000® Index. This outperformance was largely driven by strong stock selection in the industrials and information technology sectors. An overweight position in the financials sector and an underweight position in the utilities sector also contributed positively to relative performance. (Contributions take weightings and total returns into account.)

ICAP

From November 1, 2016, through January 9, 2017—the last date on which ICAP served as a subadvisor to part of the Fund—the primary factors that affected performance relative to the S&P 500® Index in the portion of the Fund subadvised by ICAP were stock selection and the sector rotation that we believe resulted from investors’ expectations of increased inflation, which helped drive interest rates higher following the U.S. election.

Epoch

From January 9, 2017, through the end of the reporting period, the portion of the Fund subadvised by Epoch was positioned for an economic recovery, and sector exposure played a large role in relative performance. In the Epoch portion of the Fund, an overweight position relative to the Russell 3000® Index in information technology and an underweight position in telecommunication services helped relative performance, as did stock selection among industrials. Stock selection among consumer discretionary companies was a negative factor in the Epoch portion of the Fund.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

Markston

The top-performing sectors relative to the Russell 3000® Index in the portion of the Fund subadvised by Markston were industrials, information technology and energy. In each case, positive stock selection drove the bulk of the performance. The weakest contributors to relative performance in Markston’s portion of the Fund were the consumer staples and health care sectors and a modest cash position. Stock selection drove the bulk of the underperformance in consumer staples and health care. The Markston portion of the Fund held a modest cash position that detracted from relative performance in a rapidly rising market.

ICAP

During the portion of the reporting period in which ICAP subadvised part of the Fund, the strongest positive contributions relative to the S&P 500® Index in the ICAP portion of the Fund that invested in U.S. equities came from consumer discretionary, financials and utilities. Favorable stock selection was the primary driver in the consumer discretionary sector, while the ICAP portion of the Fund that invested in U.S. equities benefited from an underweight position in utilities and an overweight position in financials.

During the same portion of the reporting period in the ICAP portion of the Fund that invested in U.S. equities, the weakest-performing sectors that detracted the most from performance relative to the S&P 500® Index were materials and telecommunication services. Stock selection was the primary driver in the materials sector, while an underweight position relative to the S&P 500® Index in telecommunication services detracted from relative performance.

Over the same portion of the reporting period, the best-performing sectors on an absolute basis in the ICAP portion of the Fund that invested in global equities were financials, energy and information technology. During this portion of the reporting period, the weakest-performing sectors on an absolute basis in

1.	Effective January 9, 2017, ICAP was replaced by Epoch as a subadvisor of the Fund.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on the Morningstar Large Blend Category Average.

9

the global equity portion of the Fund subadvised by ICAP were consumer staples, telecommunication services and real estate.

Epoch

During the portion of the reporting period in which Epoch subadvised part of the Fund, the strongest-contributing sectors to performance relative to the Russell 3000® Index in the Epoch portion of the Fund were industrials and telecommunication services, followed by real estate, energy and financials. In the Epoch portion of the Fund, strength in the industrials sector was almost entirely the result of stock selection, whereas a lack of exposure to companies in the telecommunication services sector helped relative performance. The weakest sectors in the Epoch portion of the Fund were consumer discretionary and materials, because of stock selection. The Epoch portion of the Fund also held a small cash position that reduced returns in a rapidly rising market.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston

During the reporting period, the stocks that contributed the most to absolute performance in the portion of the Fund subadvised by Markston were aerospace & defense company Boeing; health care providers & services company Aetna; and oil, gas & consumable fuels company Marathon Petroleum. Boeing outperformed the Russell 3000® Index after beating earnings expectations for multiple quarters and delivered strong free cash flow. These factors led to significant capital returns in the form of stepped-up share repurchase activity and sizable dividend increases. Aetna outperformed the Index following news reports that CVS Health was in discussions to acquire Aetna in a transaction that would value the company at more than $200 per share. Strong quarterly results also helped the stock during the reporting period. Marathon Petroleum outperformed the Russell 3000® Index after the company announced (and successfully began to execute) a strategic initiative to unlock value by accelerating asset dropdowns to its master limited partnership MPLX L.P. This has supported substantial capital returns to shareholders.

During the reporting period, the stocks that detracted the most from absolute performance in the portion of the Fund subadvised by Markston were medical device maker Medtronic, drug retailer CVS Health and pharmaceutical company Allergan. Allergan underperformed the Russell 3000® Index, as earnings guidance was lowered a few times during the reporting period. In addition, an unfavorable patent ruling on Restasis, the company’s second-best-selling drug, opened the door for generic versions to enter the market sooner than expected. CVS Health underperformed the Index as the company lost three high-profile pharmacy benefit management relationships to rivals during the reporting period. The company also suffered from recent concerns that Amazon may use its purchase of Whole Foods to enter the pharmacy business. Medtronic underperformed the Russell 3000® Index after the company significantly reduced its diabetes growth guidance because of sensor supply constraints, as stronger-than-anticipated demand has temporarily outstripped Medtronic’s manufacturing capacity.

ICAP

During the portion of the reporting period in which ICAP subadvised part of the Fund, the stocks that made the strongest positive contributions to absolute performance in the ICAP portion of the Fund that invested in U.S. equities were all in the financials sector. M&T Bank, Wells Fargo, and Citigroup were strong performers as interest rates rose and, we believe, investors increasingly began to expect a more benign regulatory environment.

During the portion of the reporting period in which ICAP subadvised part of the Fund, substantial detractors from absolute performance in the ICAP portion of the Fund that invested in U.S. equities included drug retailer CVS Health, Mexican media company Grupo Televisa and wireless communications infrastructure company American Tower. CVS Health and Grupo Televisa lagged because of weaker-than-expected operating results and a diminished outlook. American Tower underperformed as defensive stocks were sold in favor of cyclical names. All of these detractors were sold during the portion of the reporting period in which ICAP subadvised part of the Fund.

During the same portion of the reporting period, the stocks that made the strongest positive contributions to absolute performance in the ICAP portion of the Fund that invested in global equities were all in the financials sector. M&T Bank, Royal Bank of Scotland and Julius Baer showed strong performance as interest rates rose and, we believe, as investors’ expectations for a more benign regulatory environment increased.

Primary detractors from absolute performance during the portion of the reporting period that ICAP invested in global equities included medical technology company LivaNova, Mexican media company Grupo Televisa and wireless communications infrastructure company American Tower. LivaNova’s sales growth was disappointing during the portion of the reporting period in which ICAP subadvised part of the Fund.

Epoch

During the portion of the reporting period in which Epoch subadvised part of the Fund a top contributor to absolute per-

10	MainStay MAP Equity Fund

formance in the Epoch portion of the Fund was electronic device and phone company Apple, whose shares advanced after the company reported revenue and profits that exceeded expectations. Also within information technology in the Epoch portion of the Fund, Universal Display shares increased on strong revenue growth. Universal Display owns the royalty rights for organic light emitting diode technology that is still in the early stages of adoption in the handset, tablet, monitor and TV industries, and Epoch believed that the stock could benefit from years of above-average growth as the technology becomes more widespread.

During the portion of the reporting period in which Epoch subadvised part of the Fund, a detractor from performance in the Epoch portion of the Fund was automotive parts company Advance Auto Parts, which continued to struggle to integrate its acquisition of General Parts. As a result, the company missed expectations for revenue growth, margin improvement and cash generation for several quarters. A softening industry environment exacerbated these challenges. Upon review, Epoch came to believe that there was a substantial risk that the company would continue to struggle to achieve its growth and operating margin objectives. As a result, Epoch opted sell the position from the Epoch portion of the Fund. In the industrials sector, General Electric continued to report weakness in its oil & gas and transportation segments. While Epoch believed that this condition was temporary and that the acquisition of Alstom could increase organic industrial sales in the future, Epoch also believed that in the near term, the company could struggle to meet expectations for revenue growth and profits. For this reason, Epoch opted to also sell the position in General Electric from the Epoch portion of the Fund and sought to reinvest the proceeds in companies that Epoch believed had more attractive near-term risk/reward profiles.

Did the Fund make any significant purchases or sales during the reporting period?

Markston

During the reporting period, the two largest purchases in the portion of the Fund subadvised by Markston were payments technology company Visa and technology solutions provider to the global travel industry Sabre Corporation. Over the same period, agricultural chemicals company Monsanto and worldwide beverage company Coca-Cola were the two largest sales in the Markston portion of the Fund.

Markston purchased Visa and Sabre for the Markston portion of the Fund because shares of both companies exhibited a few attractive alpha3 generators, and in Markston’s view, the shares were inexpensive. In the Markston portion of the Fund, Monsanto was sold after Bayer AG made a bid for the company in what was the largest takeover of 2016. The position in Coca-Cola in the Markston portion of the Fund was sold because Markston believed that its portion of the Fund would achieve higher returns investing the proceeds into Visa.

ICAP

During the portion of the reporting period in which ICAP subadvised part of the Fund, a new position in Total, a large integrated oil & gas company, was initiated in the ICAP portion of the Fund that invested in U.S. equities. ICAP believed that the company’s free cash flow could improve significantly in the coming years from a combination of lower expenses and better growth in production volumes. The domestic equity portion of the Fund that ICAP subadvised also added a position in global payments technology company Visa. ICAP believed that the stock was attractively valued and that it represented a compelling long-term secular growth opportunity.

During the portion of the reporting period in which ICAP subadvised part of the Fund, the ICAP portion of the Fund sold positions in multiline industrial company Johnson Controls and air carrier Delta Air Lines in favor of stocks that ICAP believed had greater potential upside and were more attractive on a relative-valuation basis. During the portion of the reporting period in which ICAP subadvised part of the Fund, there were no significant purchases or sales in the ICAP portion of the Fund that invested in global equities.

Epoch

During the portion of the reporting period in which Epoch subadvised part of the Fund, the Epoch portion of the Fund made several purchases, including Bank of America, Johnson Controls and Morgan Stanley. In Epoch’s opinion, Bank of America has several ways it can reduce costs and expand margins, which could improve profitability. These include reducing bloated cost structures from prior acquisitions including credit cards and brokerage (MBNA and Merrill Lynch), transitioning the product mix of Merrill Lynch away from lower-margin brokerage to higher-margin asset management,

3.	Alpha measures the relationship between a stock’s (or a mutual fund’s) return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

11

reducing litigation costs associated with the U.S. fiscal crisis, and potential regulatory and tax reform under a new administration. Johnson Controls helps optimize energy and operational efficiencies of buildings, batteries for hybrid and electric vehicles, and interior systems for automobiles. Following the recently completed merger with Tyco, Epoch believed that Johnson Controls had an opportunity to realize significant cost synergies, which could lead to an increase in margins and profits. In addition, the company’s recent spin-off of its low-quality auto parts business could result in a business that’s more profitable and less cyclical. Morgan Stanley is a global financial services firm. The company has leading market shares in global investment banking and U.S. wealth management. Epoch believes that Morgan Stanley is well-positioned to benefit from continued economic growth. In recent years, Morgan Stanley has simplified its business model to focus on business lines that are less capital intensive and less volatile, such as wealth and investment management. The company is in a position to potentially return close to 100% of its annual cash generation to shareholders via shareholder yield.

During the portion of the reporting period in which Epoch subadvised part of the Fund, the Epoch portion of the Fund sold a number of stocks, among them integrated oil & gas company Royal Dutch Shell, industrial conglomerate Honeywell International, and health care equipment & supplies company Abbott Laboratories.

How did the Fund’s sector weightings change during the reporting period?

Markston

During the reporting period, the Markston portion of the Fund slightly increased overweight positions relative to the Russell 3000® Index in the financials and consumer discretionary sectors. Over the same period, the Markston portion of the Fund slightly decreased its exposure relative to the Russell 3000® Index in cash and in the consumer staples sector.

ICAP

During the portion of the reporting period in which ICAP subadvised part of the Fund, the ICAP portion of the Fund that invested in U.S. equities increased its exposure relative to the S&P 500® Index in the information technology and energy sectors. Over the same portion of the reporting period, the ICAP portion of the Fund that invested in U.S. equities decreased its sector weightings relative to the Index in industrials and financials.

Over the same portion of the reporting period, sector weights changed only to a small degree in the ICAP portion of the Fund that invested in global equities. This portion of the Fund modestly increased its weighting in the financials sector and modestly decreased its weighting in materials.

Epoch

During the portion of the reporting period in which Epoch subadvised part of the Fund, the most significant changes in sector weightings in the Epoch portion of the Fund were reductions in consumer staples and energy. Over the same portion of the reporting period, the Epoch portion of the Fund added significant exposure to the information technology sector.

How was the Fund positioned at the end of the reporting period?

Markston

As of October 31, 2017, the portion of the Fund subadvised by Markston remained overweight relative to the Russell 3000® Index in the consumer discretionary sector and slightly overweight in the financials sector. As of the same date, the Markston portion of the Fund remained underweight relative to the Russell 3000® Index in the utility sector and slightly underweight the health care sector.

ICAP

As of January 9, 2017—the last date on which ICAP served as a subadvisor to part of the Fund—the ICAP portion of the Fund that invested in U.S. equities was most significantly overweight relative to the S&P 500® Index in the consumer discretionary and financials sectors. As of the same date, the ICAP portion of the Fund that invested in U.S. equities was most significantly underweight relative to the same Index in the consumer staples and utilities sectors.

In the ICAP portion of the Fund that invested in global equities, the largest weightings as of January 9, 2017, were in the financials and information technology sectors. On the same date, the smallest weightings were in the utilities and energy sectors.

Epoch

As of October 31, 2017, the portion of the Fund subadvised by Epoch had a substantially overweight position relative to the Russell 3000® Index in information technology and financials. As of the same date, the Epoch portion of the Fund had substantially underweight positions relative to the Index in the real estate and energy sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay MAP Equity Fund

Portfolio of Investments October 31, 2017

	Shares	Value
Common Stocks 98.3%†
Aerospace & Defense 5.7%
♦Boeing Co.	131,902	$34,028,078
Hexcel Corp.	124,076	7,530,173
Northrop Grumman Corp.	17,400	5,142,222
Raytheon Co.	100,990	18,198,398
United Technologies Corp.	49,970	5,984,407

		70,883,278

Banks 6.7%
♦Bank of America Corp.	1,104,734	30,258,664
Bank of The Ozarks, Inc.	131,226	6,117,756
Citigroup, Inc.	94,990	6,981,765
Citizens Financial Group, Inc.	194,736	7,401,915
JPMorgan Chase & Co.	108,066	10,872,520
Signature Bank (a)	33,875	4,404,089
U.S. Bancorp	123,823	6,733,495
Wells Fargo & Co.	184,475	10,356,427

		83,126,631

Beverages 2.1%
Coca-Cola Co.	93,372	4,293,245
Molson Coors Brewing Co., Class B	103,564	8,375,221
PepsiCo., Inc.	117,110	12,909,035

		25,577,501

Biotechnology 2.3%
♦AbbVie, Inc.	233,433	21,067,328
Celgene Corp. (a)	66,980	6,762,971

		27,830,299

Building Products 1.1%
Fortune Brands Home & Security, Inc.	64,071	4,232,530
Johnson Controls International PLC	234,132	9,690,724

		13,923,254

Capital Markets 4.3%
Ameriprise Financial, Inc.	53,205	8,328,711
Bank of New York Mellon Corp.	72,993	3,755,490
BlackRock, Inc.	9,954	4,686,642
Goldman Sachs Group, Inc.	27,732	6,724,455
Morgan Stanley	326,340	16,317,000
State Street Corp.	148,500	13,662,000

		53,474,298

Chemicals 2.3%
♦DowDuPont, Inc.	335,239	24,241,132
Ecolab, Inc.	36,592	4,781,111

		29,022,243

Communications Equipment 0.5%
F5 Networks, Inc. (a)	56,009	6,792,211

	Shares	Value
Construction & Engineering 0.8%
Jacobs Engineering Group, Inc.	168,472	$9,806,755

Construction Materials 0.5%
Martin Marietta Materials, Inc.	29,792	6,460,395

Consumer Finance 2.1%
American Express Co.	171,100	16,343,472
Discover Financial Services	148,016	9,847,505

		26,190,977

Distributors 0.3%
Genuine Parts Co.	44,022	3,884,061

Diversified Financial Services 0.4%
Berkshire Hathaway, Inc., Class B (a)	28,719	5,368,730

Diversified Telecommunication Services 0.5%
AT&T, Inc.	110,154	3,706,682
Verizon Communications, Inc.	49,917	2,389,527

		6,096,209

Electric Utilities 0.3%
PPL Corp.	98,420	3,696,655

Electrical Equipment 1.1%
AMETEK, Inc.	78,862	5,322,396
Rockwell Automation, Inc.	39,024	7,836,800

		13,159,196

Electronic Equipment, Instruments & Components 1.8%
Coherent, Inc. (a)	19,347	5,082,650
TE Connectivity, Ltd.	70,002	6,368,082
Universal Display Corp.	69,609	10,197,719

		21,648,451

Energy Equipment & Services 0.3%
Schlumberger, Ltd.	66,673	4,267,072

Equity Real Estate Investment Trusts 1.1%
HCP, Inc.	185,434	4,791,614
UDR, Inc.	237,791	9,223,913

		14,015,527

Food & Staples Retailing 1.8%
CVS Health Corp.	186,754	12,798,252
Walgreens Boots Alliance, Inc.	137,463	9,109,673

		21,907,925

Food Products 0.2%
Mondelez International, Inc., Class A	65,601	2,717,849

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 2.1%
Abbott Laboratories	70,260	$3,810,200
Baxter International, Inc.	21,490	1,385,460
Danaher Corp.	66,875	6,170,556
Medtronic PLC	181,457	14,610,918

		25,977,134

Health Care Providers & Services 3.6%
♦Aetna, Inc.	157,805	26,831,584
Centene Corp. (a)	54,946	5,146,792
UnitedHealth Group, Inc.	61,547	12,938,410

		44,916,786

Hotels, Restaurants & Leisure 0.8%
Marriott International, Inc., Class A	46,983	5,613,529
McDonald’s Corp.	26,626	4,444,146

		10,057,675

Household Durables 0.3%
Whirlpool Corp.	23,553	3,861,043

Household Products 0.9%
Procter & Gamble Co.	123,023	10,621,806

Industrial Conglomerates 0.7%
General Electric Co.	30,712	619,154
Honeywell International, Inc.	55,859	8,052,633

		8,671,787

Insurance 5.3%
American International Group, Inc.	270,649	17,486,632
Brighthouse Financial, Inc. (a)	9,818	610,483
Chubb, Ltd.	74,425	11,224,779
MetLife, Inc.	276,557	14,817,924
Travelers Cos., Inc.	105,190	13,932,415
W.R. Berkley Corp.	59,972	4,112,880
Willis Towers Watson PLC	22,782	3,669,725

		65,854,838

Internet & Direct Marketing Retail 0.9%
Ctrip.com International, Ltd., ADR (a)	9,935	475,787
Liberty Expedia Holdings, Inc., Class A (a)	14,533	669,971
Liberty Interactive Corp. QVC Group, Class A (a)	323,454	7,348,875
Liberty TripAdvisor Holdings, Inc., Class A (a)	42,778	462,003
Liberty Ventures, Series A (a)	28,471	1,621,708

		10,578,344

Internet Software & Services 4.5%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	9,545	1,764,775

	Shares	Value
Internet Software & Services (continued)
♦Alphabet, Inc. (a)
Class A	11,276	$11,648,559
Class C	30,277	30,780,809
eBay, Inc. (a)	159,640	6,008,850
VeriSign, Inc. (a)	45,502	4,892,375

		55,095,368

IT Services 5.3%
Automatic Data Processing, Inc.	73,026	8,490,003
First Data Corp., Class A (a)	292,455	5,208,624
International Business Machines Corp.	45,170	6,958,890
♦PayPal Holdings, Inc. (a)	261,863	19,000,779
Sabre Corp.	438,289	8,572,933
Visa, Inc., Class A	153,681	16,901,836

		65,133,065

Machinery 1.0%
Caterpillar, Inc.	29,381	3,989,940
Ingersoll-Rand PLC	90,148	7,987,113

		11,977,053

Media 10.1%
Comcast Corp., Class A	484,596	17,459,994
Liberty Broadband Corp. (a)
Class A	18,137	1,563,591
Class C	110,899	9,680,374
Liberty Global PLC LiLAC, Class A (a)	70,864	1,539,166
Liberty Media Corp-Liberty Formula One (a)
Class C	98,117	3,742,183
Class A	28,753	1,046,609
♦Liberty SiriusXM Group (a)
Class A	189,361	7,898,247
Class C	502,937	20,947,326
Lions Gate Entertainment Corp., Class B (a)	51,660	1,428,916
Live Nation Entertainment, Inc. (a)	98,700	4,321,086
Madison Square Garden Co., Class A (a)	46,490	10,352,858
MSG Networks, Inc., Class A (a)	146,381	2,539,710
Time Warner, Inc.	182,065	17,895,169
Twenty-First Century Fox, Inc., Class A	397,069	10,383,354
Walt Disney Co.	140,909	13,782,309

		124,580,892

Multi-Utilities 0.2%
Vectren Corp.	44,653	3,042,655

Multiline Retail 0.6%
Dollar General Corp.	85,311	6,896,541

Oil, Gas & Consumable Fuels 4.1%
Anadarko Petroleum Corp.	129,454	6,391,144
Apache Corp.	53,911	2,230,298
ConocoPhillips	79,318	4,057,116

14	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc.	170,180	$6,545,123
EOG Resources, Inc.	33,208	3,316,483
Hess Corp.	53,755	2,373,821
Marathon Petroleum Corp.	205,404	12,270,835
Occidental Petroleum Corp.	86,713	5,599,058
Phillips 66	59,112	5,383,921
Williams Cos., Inc.	87,497	2,493,664

		50,661,463

Pharmaceuticals 3.2%
Allergan PLC	89,807	15,916,495
Johnson & Johnson	55,578	7,748,129
Merck & Co., Inc.	85,950	4,734,985
Pfizer, Inc.	306,550	10,747,643

		39,147,252

Road & Rail 1.9%
CSX Corp.	151,208	7,625,419
Union Pacific Corp.	135,936	15,740,030

		23,365,449

Semiconductors & Semiconductor Equipment 2.2%
Applied Materials, Inc.	222,145	12,535,642
Cypress Semiconductor Corp.	302,199	4,792,876
Intel Corp.	78,126	3,553,952
Marvell Technology Group, Ltd.	233,018	4,303,843
Texas Instruments, Inc.	22,715	2,196,313

		27,382,626

Software 5.1%
♦Microsoft Corp.	561,389	46,696,337
Oracle Corp.	196,612	10,007,551
PTC, Inc. (a)	100,401	6,671,646

		63,375,534

Specialty Retail 2.7%
Home Depot, Inc.	108,184	17,934,743
Lowe’s Cos., Inc.	135,413	10,826,269
TJX Cos., Inc.	71,992	5,025,042

		33,786,054

Technology Hardware, Storage & Peripherals 6.3%
♦Apple, Inc.	458,616	77,524,449

Tobacco 0.3%
Philip Morris International, Inc.	35,660	3,731,462

Total Common Stocks (Cost $774,321,778)		1,216,088,793

	Shares	Value
Convertible Preferred Stocks 0.1%
Pharmaceuticals 0.1%
Allergan PLC 5.50% Series A	2,020	$1,300,254

Total Convertible Preferred Stocks (Cost $1,586,506)		1,300,254

	Principal Amount
Short-Term Investment 1.4%
Repurchase Agreement 1.4%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $17,335,299 (Collateralized by a United States Treasury Note with a rate 1.750% and a maturity date 5/15/23, with a Principal Amount of $17,855,000 and a Market Value of $17,688,859)	$17,335,135	17,335,135

Total Short-Term Investment (Cost $17,335,135)		17,335,135

Total Investments (Cost $793,243,419)	99.8%	1,234,724,182
Other Assets, Less Liabilities	0.2	2,817,007
Net Assets	100.0%	$1,237,541,189

(a)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,216,088,793	$—	$—	$1,216,088,793
Convertible Preferred Stocks	1,300,254	—	—	1,300,254
Short-Term Investment
Repurchase Agreement	—	17,335,135	—	17,335,135

Total Investments in Securities	$1,217,389,047	$17,335,135	$—	$1,234,724,182

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $793,243,419)	$1,234,724,182
Cash	222,866
Receivables:
Investment securities sold	3,670,541
Dividends and interest	1,281,527
Fund shares sold	183,125
Other assets	38,457

Total assets	1,240,120,698

Liabilities
Payables:
Investment securities purchased	871,624
Manager (See Note 3)	799,715
Fund shares redeemed	474,618
NYLIFE Distributors (See Note 3)	201,008
Transfer agent (See Note 3)	104,776
Shareholder communication	81,869
Professional fees	16,255
Custodian	7,959
Trustees	3,056
Accrued expenses	18,629

Total liabilities	2,579,509

Net assets	$1,237,541,189

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$281,726
Additional paid-in capital	674,710,735

674,992,461
Undistributed net investment income	6,389,436
Accumulated net realized gain (loss) on investments and foreign currency transactions	114,683,450
Net unrealized appreciation (depreciation) on investments	441,480,763
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(4,921)

Net assets	$1,237,541,189

Class A
Net assets applicable to outstanding shares	$389,581,675

Shares of beneficial interest outstanding	8,903,108

Net asset value per share outstanding	$43.76
Maximum sales charge (5.50% of offering price)	2.55

Maximum offering price per share outstanding	$46.31

Investor Class
Net assets applicable to outstanding shares	$90,927,893

Shares of beneficial interest outstanding	2,081,746

Net asset value per share outstanding	$43.68
Maximum sales charge (5.50% of offering price)	2.54

Maximum offering price per share outstanding	$46.22

Class B
Net assets applicable to outstanding shares	$35,841,399

Shares of beneficial interest outstanding	908,969

Net asset value and offering price per share outstanding	$39.43

Class C
Net assets applicable to outstanding shares	$79,665,477

Shares of beneficial interest outstanding	2,020,438

Net asset value and offering price per share outstanding	$39.43

Class I
Net assets applicable to outstanding shares	$634,729,759

Shares of beneficial interest outstanding	14,103,822

Net asset value and offering price per share outstanding	$45.00

Class R1
Net assets applicable to outstanding shares	$3,207,965

Shares of beneficial interest outstanding	72,794

Net asset value and offering price per share outstanding	$44.07

Class R2
Net assets applicable to outstanding shares	$2,583,205

Shares of beneficial interest outstanding	58,801

Net asset value and offering price per share outstanding	$43.93

Class R3
Net assets applicable to outstanding shares	$1,003,816

Shares of beneficial interest outstanding	22,967

Net asset value and offering price per share outstanding	$43.71

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$21,927,617
Interest	24,958
Other income	1,360

Total income	21,953,935

Expenses
Manager (See Note 3)	9,881,956
Distribution/Service—Class A (See Note 3)	788,632
Distribution/Service—Investor Class (See Note 3)	355,626
Distribution/Service—Class B (See Note 3)	388,302
Distribution/Service—Class C (See Note 3)	868,741
Distribution/Service—Class R2 (See Note 3)	7,527
Distribution/Service—Class R3 (See Note 3)	4,604
Transfer agent (See Note 3)	1,276,622
Shareholder communication	163,889
Professional fees	118,639
Registration	113,482
Trustees	31,991
Custodian	27,795
Interest expense (See Note 6)	9,815
Shareholder service (See Note 3)	6,821
Miscellaneous	67,735

Total expenses	14,112,177

Net investment income (loss)	7,841,758

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	153,776,700
Foreign currency transactions	53,044

Net realized gain (loss) on investments and foreign currency transactions	153,829,744

Net change in unrealized appreciation (depreciation) on:
Investments	132,515,766
Translation of other assets and liabilities in foreign currencies	5,134

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	132,520,900

Net realized and unrealized gain (loss) on investments and foreign currency transactions	286,350,644

Net increase (decrease) in net assets resulting from operations	$294,192,402

(a)	Dividends recorded net of foreign withholding taxes in the amount of $167,112.

18	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,841,758	$14,569,809
Net realized gain (loss) on investments and foreign currency transactions	153,829,744	13,228,981
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	132,520,900	(53,839,648)

Net increase (decrease) in net assets resulting from operations	294,192,402	(26,040,858)

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,734,528)	(3,061,205)
Investor Class	(1,571,103)	(1,189,702)
Class B	(170,343)	(17,692)
Class C	(373,608)	(46,546)
Class I	(11,063,508)	(12,582,733)
Class R1	(36,693)	(38,388)
Class R2	(41,865)	(79,075)
Class R3	(7,953)	(5,958)

	(16,999,601)	(17,021,299)

From net realized gain on investments:
Class A	(3,062,641)	(51,337,913)
Investor Class	(1,519,616)	(23,271,135)
Class B	(493,374)	(9,123,617)
Class C	(1,082,445)	(20,855,020)
Class I	(7,599,967)	(164,507,595)
Class R1	(27,325)	(559,032)
Class R2	(37,835)	(1,526,398)
Class R3	(9,188)	(175,776)

	(13,832,391)	(271,356,486)

Total dividends and distributions to shareholders	(30,831,992)	(288,377,785)

Capital share transactions:
Net proceeds from sale of shares	78,914,051	109,406,231
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	30,117,489	280,617,480
Cost of shares redeemed	(508,018,962)	(505,441,284)

Increase (decrease) in net assets derived from capital share transactions	(398,987,422)	(115,417,573)

Net increase (decrease) in net assets	(135,627,012)	(429,836,216)

	2017	2016
Net Assets
Beginning of year	1,373,168,201	1,803,004,417

End of year	$1,237,541,189	$1,373,168,201

Undistributed net investment income at end of year	$6,389,436	$13,809,474

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017		2016		2015	2014	2013
Net asset value at beginning of year	$35.92		$43.32		$46.81	$43.28	$34.07

Net investment income (loss) (a)	0.21		0.33		0.38	0.67	0.41
Net realized and unrealized gain (loss) on investments	8.50		(0.63)		0.50	4.21	9.19
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	8.71		(0.30)		0.88	4.88	9.60

Less dividends and distributions:
From net investment income	(0.48)		(0.40)		(0.67)	(0.45)	(0.39)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(0.87)		(7.10)		(4.37)	(1.35)	(0.39)

Net asset value at end of year	$43.76		$35.92		$43.32	$46.81	$43.28

Total investment return (b)	24.73%		(0.57%)		1.80%	11.55%	28.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%		0.92%		0.85%	1.49%	1.07%
Net expenses	1.10	%(c)	1.09	% (c)	1.11%	1.11%	1.11%
Portfolio turnover rate	15%		42%		51%	32%	29%
Net assets at end of year (in 000’s)	$389,582		$285,431		$336,812	$364,162	$356,657

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Investor Class	2017		2016		2015	2014	2013
Net asset value at beginning of year	$35.85		$43.27		$46.77	$43.24	$34.04

Net investment income (loss) (a)	0.14		0.25		0.31	0.60	0.34
Net realized and unrealized gain (loss) on investments	8.49		(0.63)		0.50	4.21	9.18
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	8.63		(0.38)		0.81	4.81	9.52

Less dividends and distributions:
From net investment income	(0.41)		(0.34)		(0.61)	(0.38)	(0.32)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(0.80)		(7.04)		(4.31)	(1.28)	(0.32)

Net asset value at end of year	$43.68		$35.85		$43.27	$46.77	$43.24

Total investment return (b)	24.50%		(0.79%)		1.63%	11.38%	28.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%		0.71%		0.71%	1.34%	0.88%
Net expenses	1.29	%(c)	1.29	% (c)	1.25%	1.26%	1.30%
Portfolio turnover rate	15%		42%		51%	32%	29%
Net assets at end of year (in 000’s)	$90,928		$139,775		$151,582	$152,202	$144,892

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017		2016		2015	2014	2013
Net asset value at beginning of year	$32.42		$39.74		$43.25	$40.08	$31.55

Net investment income (loss) (a)	(0.13)		(0.01)		(0.01)	0.26	0.06
Net realized and unrealized gain (loss) on investments	7.67		(0.60)		0.48	3.89	8.54
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	7.54		(0.61)		0.47	4.15	8.60

Less dividends and distributions:
From net investment income	(0.14)		(0.01)		(0.28)	(0.08)	(0.07)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(0.53)		(6.71)		(3.98)	(0.98)	(0.07)

Net asset value at end of year	$39.43		$32.42		$39.74	$43.25	$40.08

Total investment return (b)	23.55%		(1.52%)		0.89%	10.55%	27.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37%)		(0.03%)		(0.03%)	0.63%	0.16%
Net expenses	2.05	% (c)	2.04	% (c)	2.00%	2.01%	2.05%
Portfolio turnover rate	15%		42%		51%	32%	29%
Net assets at end of year (in 000’s)	$35,841		$40,977		$54,423	$71,195	$82,695

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class C	2017		2016		2015	2014	2013
Net asset value at beginning of year	$32.42		$39.73		$43.25	$40.08	$31.56

Net investment income (loss) (a)	(0.13)		(0.01)		(0.02)	0.25	0.05
Net realized and unrealized gain (loss) on investments	7.67		(0.59)		0.48	3.90	8.54
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	7.54		(0.60)		0.46	4.15	8.59

Less dividends and distributions:
From net investment income	(0.14)		(0.01)		(0.28)	(0.08)	(0.07)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(0.53)		(6.71)		(3.98)	(0.98)	(0.07)

Net asset value at end of year	$39.43		$32.42		$39.73	$43.25	$40.08

Total investment return (b)	23.55%		(1.52%)		0.89%	10.55%	27.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37%)		(0.03%)		(0.04%)	0.60%	0.14%
Net expenses	2.05	% (c)	2.04	% (c)	2.00%	2.01%	2.05%
Portfolio turnover rate	15%		42%		51%	32%	29%
Net assets at end of year (in 000’s)	$79,665		$92,457		$125,642	$143,427	$141,628

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017		2016		2015	2014	2013
Net asset value at beginning of year	$36.92		$44.35		$47.82	$44.18	$34.77

Net investment income (loss) (a)	0.34		0.43		0.50	0.80	0.52
Net realized and unrealized gain (loss) on investments	8.70		(0.65)		0.52	4.29	9.37
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	9.04		(0.22)		1.02	5.09	9.89

Less dividends and distributions:
From net investment income	(0.57)		(0.51)		(0.79)	(0.55)	(0.48)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(0.96)		(7.21)		(4.49)	(1.45)	(0.48)

Net asset value at end of year	$45.00		$36.92		$44.35	$47.82	$44.18

Total investment return (b)	25.01%		(0.33%)		2.06%	11.82%	28.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%		1.17%		1.10%	1.76%	1.33%
Net expenses	0.85	%(c)	0.84	% (c)	0.86%	0.86%	0.86%
Portfolio turnover rate	15%		42%		51%	32%	29%
Net assets at end of year (in 000’s)	$634,730		$807,694		$1,119,884	$1,506,564	$1,417,814

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R1	2017		2016		2015	2014	2013
Net asset value at beginning of year	$36.16		$43.57		$47.05	$43.49	$34.23

Net investment income (loss) (a)	0.27		0.38		0.45	0.73	0.54
Net realized and unrealized gain (loss) on investments	8.56		(0.63)		0.50	4.24	9.14
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	8.83		(0.25)		0.95	4.97	9.68

Less dividends and distributions:
From net investment income	(0.53)		(0.46)		(0.73)	(0.51)	(0.42)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(0.92)		(7.16)		(4.43)	(1.41)	(0.42)

Net asset value at end of year	$44.07		$36.16		$43.57	$47.05	$43.49

Total investment return (b)	24.92%		(0.43%)		1.94%	11.71%	28.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%		1.06%		1.02%	1.63%	1.43%
Net expenses	0.95	%(c)	0.94	% (c)	0.96%	0.96%	0.96%
Portfolio turnover rate	15%		42%		51%	32%	29%
Net assets at end of year (in 000’s)	$3,208		$2,500		$3,607	$7,368	$6,737

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

22	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2017		2016		2015	2014	2013
Net asset value at beginning of year	$36.05		$43.44		$46.92	$43.38	$34.12

Net investment income (loss) (a)	0.20		0.29		0.34	0.63	0.38
Net realized and unrealized gain (loss) on investments	8.50		(0.63)		0.49	4.22	9.21
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	8.70		(0.34)		0.83	4.85	9.59

Less dividends and distributions:
From net investment income	(0.43)		(0.35)		(0.61)	(0.41)	(0.33)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(0.82)		(7.05)		(4.31)	(1.31)	(0.33)

Net asset value at end of year	$43.93		$36.05		$43.44	$46.92	$43.38

Total investment return (b)	24.60%		(0.68%)		1.68%	11.43%	28.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%		0.80%		0.76%	1.42%	0.98%
Net expenses	1.20	%(c)	1.20	% (c)	1.21%	1.21%	1.21%
Portfolio turnover rate	15%		42%		51%	32%	29%
Net assets at end of year (in 000’s)	$2,583		$3,528		$9,993	$15,956	$20,140

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R3	2017		2016		2015	2014	2013
Net asset value at beginning of year	$35.87		$43.22		$46.68	$43.16	$33.94

Net investment income (loss) (a)	0.07		0.20		0.22	0.54	0.29
Net realized and unrealized gain (loss) on investments	8.50		(0.62)		0.51	4.17	9.16
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	8.57		(0.42)		0.73	4.71	9.45

Less dividends and distributions:
From net investment income	(0.34)		(0.23)		(0.49)	(0.29)	(0.23)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(0.73)		(6.93)		(4.19)	(1.19)	(0.23)

Net asset value at end of year	$43.71		$35.87		$43.22	$46.68	$43.16

Total investment return (b)	24.29%		(0.91%)		1.42%	11.18%	28.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%		0.57%		0.51%	1.20%	0.74%
Net expenses	1.45	%(c)	1.44	% (c)	1.46%	1.46%	1.46%
Portfolio turnover rate	15%		42%		51%	32%	29%
Net assets at end of year (in 000’s)	$1,004		$806		$1,062	$1,400	$1,696

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MAP Equity Fund (formerly known as MainStay MAP Fund) (the “Fund”) a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in 1970 (under a former class designation) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale. Investor Class shares commenced operations on February 28, 2008. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measure-

24	MainStay MAP Equity Fund

ments for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer

25

Notes to Financial Statements (continued)

in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2017, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

26	MainStay MAP Equity Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2017, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign

27

Notes to Financial Statements (continued)

governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Markston International LLC (“Markston” or “Subadvisor”) and Epoch Investment Parnters, Inc. (“Epoch” or “Subadvisor”), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisory Agreements”), New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the year ended October 31, 2017, the effective management fee rate was 0.75% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $9,881,956.

New York Life Investments reimbursed the Fund for transition costs of approximately $8,000 incurred, associated with the repositioning of the portion of the Fund previously subadvised by Institutional Capital LLC.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

28	MainStay MAP Equity Fund

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$2,889
Class R2	3,011
Class R3	921

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $24,832 and $37,220, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $2,756, $3, $52,624 and $2,991, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$178,005
Investor Class	360,192
Class B	99,022
Class C	221,594
Class I	413,929
Class R1	1,631
Class R2	1,728
Class R3	521

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$6,606,263	1.04%

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$799,054,507	$461,306,628	$(25,636,953)	$435,669,675

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$24,553,595	$102,330,379	$—	$435,664,754	$562,548,728

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,737,805	$(26,830,084)	$25,092,279

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$16,999,601	$39,745,053
Long-Term Capital Gain	13,832,391	248,632,732
Total	$30,831,992	$288,377,785

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

29

Notes to Financial Statements (continued)

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate.

During the year ended October 31, 2017, the Fund utilized the line of credit for 5 days, maintained an average daily balance of $51,024,333 at weighted average interest rate of 1.41% and incurred interest expense in the amount of $9,815. As of October 31, 2017, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $190,766 and $757,578, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	533,831	$21,446,730
Shares issued to shareholders in reinvestment of dividends and distributions	179,775	6,572,571
Shares redeemed	(1,658,830)	(65,914,254)

Net increase (decrease) in shares outstanding before conversion	(945,224)	(37,894,953)
Shares converted into Class A (See Note 1)	1,941,210	81,575,433
Shares converted from Class A (See Note 1)	(39,513)	(1,570,975)

Net increase (decrease)	956,473	$42,109,505

Year ended October 31, 2016:
Shares sold	362,850	$12,838,848
Shares issued to shareholders in reinvestment of dividends and distributions	1,473,310	52,494,049
Shares redeemed	(1,857,101)	(66,067,001)

Net increase (decrease) in shares outstanding before conversion	(20,941)	(734,104)
Shares converted into Class A (See Note 1)	239,631	8,456,352
Shares converted from Class A (See Note 1)	(46,690)	(1,643,409)

Net increase (decrease)	172,000	$6,078,839

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	191,132	$7,592,444
Shares issued to shareholders in reinvestment of dividends and distributions	84,356	3,084,072
Shares redeemed	(373,260)	(14,795,519)

Net increase (decrease) in shares outstanding before conversion	(97,772)	(4,119,003)
Shares converted into Investor Class (See Note 1)	185,596	7,378,715
Shares converted from Investor Class (See Note 1)	(1,904,446)	(80,010,269)

Net increase (decrease)	(1,816,622)	$(76,750,557)

Year ended October 31, 2016:
Shares sold	180,779	$6,371,079
Shares issued to shareholders in reinvestment of dividends and distributions	685,316	24,417,822
Shares redeemed	(499,592)	(17,764,615)

Net increase (decrease) in shares outstanding before conversion	366,503	13,024,286
Shares converted into Investor Class (See Note 1)	228,134	8,005,153
Shares converted from Investor Class (See Note 1)	(199,147)	(7,035,547)

Net increase (decrease)	395,490	$13,993,892

30	MainStay MAP Equity Fund

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	50,433	$1,761,431
Shares issued to shareholders in reinvestment of dividends and distributions	19,649	652,938
Shares redeemed	(206,700)	(7,409,918)

Net increase (decrease) in shares outstanding before conversion	(136,618)	(4,995,549)
Shares converted from Class B (See Note 1)	(218,348)	(7,877,051)

Net increase (decrease)	(354,966)	$(12,872,600)

Year ended October 31, 2016:
Shares sold	141,309	$4,536,887
Shares issued to shareholders in reinvestment of dividends and distributions	275,209	8,927,759
Shares redeemed	(276,365)	(8,916,909)

Net increase (decrease) in shares outstanding before conversion	140,153	4,547,737
Shares converted from Class B (See Note 1)	(245,858)	(7,821,715)

Net increase (decrease)	(105,705)	$(3,273,978)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	87,352	$3,096,595
Shares issued to shareholders in reinvestment of dividends and distributions	36,839	1,224,153
Shares redeemed	(955,543)	(34,349,965)

Net increase (decrease) in shares outstanding before conversion	—	—
Shares converted from Class C (See Note 1)	—	—

Net increase (decrease)	(831,352)	$(30,029,217)

Year ended October 31, 2016:
Shares sold	186,119	$6,047,511
Shares issued to shareholders in reinvestment of dividends and distributions	526,965	17,094,739
Shares redeemed	(1,023,378)	(32,804,609)

Net increase (decrease) in shares outstanding before conversion	(310,294)	(9,662,359)
Shares converted from Class C (See Note 1)	(90)	(2,648)

Net increase (decrease)	(310,384)	$(9,665,007)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,079,409	$43,953,110
Shares issued to shareholders in reinvestment of dividends and distributions	491,140	18,427,571
Shares redeemed	(9,358,125)	(382,926,753)

Net increase (decrease) in shares outstanding before conversion	(7,787,576)	(320,546,072)
Shares converted into Class I (See Note 1)	12,366	504,147

Net increase (decrease)	(7,775,210)	$(320,041,925)

Year ended October 31, 2016:
Shares sold	2,153,901	$77,929,229
Shares issued to shareholders in reinvestment of dividends and distributions	4,802,003	175,417,157
Shares redeemed	(10,330,996)	(371,051,100)

Net increase (decrease) in shares outstanding before conversion	(3,375,092)	(117,704,714)
Shares converted into Class I (See Note 1)	1,153	41,814

Net increase (decrease)	(3,373,939)	$(117,662,900)

Class R1	Shares	Amount
Year ended October 31, 2017:
Shares sold	12,345	$494,197
Shares issued to shareholders in reinvestment of dividends and distributions	1,741	64,018
Shares redeemed	(10,423)	(415,386)

Net increase (decrease)	3,663	$142,829

Year ended October 31, 2016:
Shares sold	17,200	$614,851
Shares issued to shareholders in reinvestment of dividends and distributions	16,678	597,420
Shares redeemed	(47,520)	(1,667,148)

Net increase (decrease)	(13,642)	$(454,877)

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	9,745	$386,926
Shares issued to shareholders in reinvestment of dividends and distributions	2,062	75,772
Shares redeemed	(50,883)	(2,025,153)

Net increase (decrease)	(39,076)	$(1,562,455)

Year ended October 31, 2016:
Shares sold	23,607	$846,159
Shares issued to shareholders in reinvestment of dividends and distributions	41,542	1,486,800
Shares redeemed	(197,299)	(6,705,795)

Net increase (decrease)	(132,150)	$(4,372,836)

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	4,617	$182,618
Shares issued to shareholders in reinvestment of dividends and distributions	448	16,394
Shares redeemed	(4,576)	(182,014)

Net increase (decrease)	489	$16,998

Year ended October 31, 2016:
Shares sold	5,978	$221,667
Shares issued to shareholders in reinvestment of dividends and distributions	5,092	181,734
Shares redeemed	(13,173)	(464,107)

Net increase (decrease)	(2,103)	$(60,706)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay MAP Equity Fund (formerly, MainStay MAP Fund) (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay MAP Equity Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

32	MainStay MAP Equity Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Funds and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
2,644,056,263.750	21,799,781.292	2,665,856,045.042

David H. Chow:

Votes For	Votes Witheld	Total
2,644,576,776.557	21,279,268.485	2,665,856,045.042

Susan B. Kerley:

Votes For	Votes Witheld	Total
2,645,459,747.343	20,396,297.699	2,665,856,045.042

Alan R. Latshaw:

Votes For	Votes Witheld	Total
2,644,443,039.401	21,413,005.641	2,665,856,045.042

Peter Meenan:

Votes For	Votes Witheld	Total
2,640,156,421.578	25,699,623.464	2,665,856,045.042

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
2,641,415,514.849	24,440,530.193	2,665,856,045.042

Jacques P. Perold:

Votes For	Votes Witheld	Total
2,645,300,993.731	20,555,051.311	2,665,856,045.042

Richard S. Trutanic:

Votes For	Votes Witheld	Total
2,641,761,336.311	24,094,708.731	2,665,856,045.042

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $35,119,212 as long term capital gain distributions.

For the fiscal year ended October 31, 2017, the Fund designated approximately $16,001,994 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2017 should be multiplied by the 93.87% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

34	MainStay MAP Equity Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

35

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay MAP Equity Fund

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717394 MS286-17	MSMP11-12/17 (NYLIM) NL220

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Alan R. Latshaw. Mr. Latshaw is “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2017 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $739,900.

The aggregate fees billed for the fiscal year ended October 31, 2016 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $690,100.

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $2,500 for the fiscal year ended October 31, 2017, and (ii) $2,500 for the fiscal year ended October 31, 2016. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended October 31, 2017, and (ii) $0 during the fiscal year ended October 31, 2016. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)	All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2017, and (ii) $0 during the fiscal year ended October 31, 2016.

(e)	Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit and Compliance Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit and Compliance Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit and Compliance Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Compliance Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit and Compliance Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit and Compliance Committee, subject to the ratification by the full Audit and Compliance Committee no later than its next scheduled meeting. To date, the Audit and Compliance Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)   All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2017 and October 31, 2016 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2017, and (ii) $0 for the fiscal year ended October 31, 2016.

(h) The Registrant’s Audit and Compliance Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2017 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit and Compliance Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)         Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 5, 2018

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: January 5, 2018

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.